UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Soliciting Material Pursuant to §240.14a-12
Commission file number:
Eargo, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
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☐	Fee paid previously with preliminary materials
☒	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Eargo, Inc.
2665 North First Street, Suite 300
San Jose, California 95134
  , 2023
Dear Stockholders:
You are cordially invited to attend a special meeting (such meeting, including any adjournments or postponements thereof, the “Special Meeting”) of the stockholders of Eargo, Inc. (the “Company” or “Eargo”), which will be held online at https://www.virtualshareholdermeeting.com/EAR2024SM, on   , at    Pacific time. You may submit questions and vote online during the online Special Meeting. We believe a virtual meeting provides expanded access, improves communication, enables increased stockholder attendance and participation and provides cost savings for our stockholders and the Company. Details regarding the business to be conducted at the Special Meeting are described in the accompanying proxy statement and the accompanying notice of Special Meeting (the “Notice of Special Meeting”). For purposes of attendance at the Special Meeting, all references in the accompanying proxy statement to “present in person” or “in person” shall mean virtually present at the Special Meeting.
At the Special Meeting you will be asked to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of October 29, 2023 (as amended from time to time, the “Merger Agreement”), by and among Eargo, PSC Echo Parent LLC, a Delaware limited liability company (“Parent”), and PSC Echo Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into Eargo, with Eargo surviving such merger as the surviving corporation (the “Merger”). Parent and Merger Sub are affiliates of PSC Echo, LP, an affiliate of Patient Square Capital, LP (“Patient Square”) and the holder of a majority of the outstanding capital stock of the Company (“PSC Stockholder”).
If the Merger is completed, each share of Eargo’s common stock, par value $0.0001 per share (the “Company Common Stock”), issued and outstanding immediately prior to the effective time of the Merger, other than certain excluded shares pursuant to the terms of the Merger Agreement, shall be cancelled and extinguished and automatically converted into and shall thereafter represent the right to receive an amount in cash equal to $2.55 per share of Company Common Stock (“Merger Consideration”), payable to the holder thereof, without interest, subject to and in accordance with the terms and conditions of the Merger Agreement. Upon completion of the transaction, Eargo will become a private company and Eargo will no longer be required to file periodic and other reports with the SEC with respect to the Company Common Stock. After the completion of the Merger, you will no longer have an equity interest in Eargo and will not participate in any potential future earnings of Eargo. The Merger Agreement and the transactions contemplated thereby, including the Merger are described further in the accompanying proxy statement.
Your vote is very important. Whether or not you plan to attend the Special Meeting, you are urged to submit a proxy to vote your shares as promptly as possible to ensure your representation at the Special Meeting. Please review the instructions in the accompanying Notice of Special Meeting and proxy statement regarding the submission of proxies and voting.
The proposed transactions constitute a “going-private transaction” under the rules of the SEC. The PSC Stockholder holds approximately 76.2% of the voting power of Eargo’s outstanding capital stock.
The Eargo Board formed a special investment committee (the “Special Committee”) consisting solely of independent and disinterested directors of Eargo to, among other things, review, evaluate and negotiate the Merger Agreement and the transactions contemplated thereby, including the Merger, and other alternatives available to Eargo. After careful consideration, the Special Committee, pursuant to resolutions adopted at a meeting of the Special Committee held on October 29, 2023, (i) unanimously determined the terms and conditions of the Merger Agreement and the transactions contemplated thereby, including the Merger, advisable and fair to, and in the best interests of, the Company and the holders of Company Common Stock (other than the PSC Stockholder, Parent, Merger Sub or any of their respective affiliates) (the “Unaffiliated Stockholders”) and (ii) recommended that the Eargo Board approve the Merger Agreement and the transactions contemplated thereby, including the Merger, and submit and recommend the Merger Agreement to the Company’s stockholders for approval and adoption thereby. As part of its evaluation of the Merger, the Special Committee received advice from the Special Committee’s independent legal and financial advisors, consulted with Eargo’s management and considered various material factors, including those summarized in the accompanying proxy statement.

Based on the unanimous recommendation of the Special Committee, the Eargo Board, pursuant to resolutions adopted at a meeting of the Eargo Board held on October 29, 2023, unanimously (i) determined the terms and conditions of the Merger Agreement and the transactions contemplated thereby, including the Merger, advisable and fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) resolved to recommend that the stockholders of the Company vote to adopt and approve the Merger Agreement in accordance with the DGCL and (iv) directed that the Merger Agreement be submitted to the stockholders of the Company for adoption thereby.
The Eargo Board recommends that you vote “FOR” the proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger.
Your vote is very important, regardless of the number of shares of Company Common Stock you own. The approval of the proposal to adopt the Merger Agreement requires the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL. Each record holder of Company Common Stock is entitled one (1) vote for each share of Company Common Stock owned of record on the Record Date. If you fail to vote on the proposal to adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, the effect will be the same as a vote against the proposal.
Pursuant to rules of the SEC, you will also be asked to vote at the Special Meeting on (i) a non-binding, advisory proposal to approve certain compensation arrangements for Eargo’s named executive officers in connection with the Merger, which requires the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock present in person or represented by proxy at the virtual Special Meeting and entitled to vote thereon and (ii) one or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement, which requires the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock present in person or represented by proxy at the virtual Special Meeting and entitled to vote thereon, assuming that a quorum is present.
For each of the foregoing proposals, each record holder of Company Common Stock is entitled to one (1) vote for each outstanding share of Company Common Stock owned of record on the Record Date.
The Eargo Board recommends that you vote“FOR” the advisory, non-binding, proposal regarding certain Merger-related executive compensation arrangements, and “FOR” the proposal to adjourn the Special Meeting, if necessary or appropriate.
In considering the recommendations of the Eargo Board, Eargo’s stockholders should be aware that the executive officers and directors have certain interests in the Merger that may be different from, or in addition to, the interests of Eargo’s stockholders generally. Those interests are more fully described in the accompanying proxy statement. The Special Committee and the Eargo Board were aware of these interests and considered them, among other matters, in making their recommendations.
The PSC Stockholder, which holds approximately 76.2% of the voting power of Eargo’s outstanding capital stock, entered into a Voting and Support Agreement with Eargo pursuant to which, among other things, the PSC Stockholder has agreed to take certain actions required by Eargo subject to the terms, conditions and limitations set forth therein, including to (i) vote all shares of Company Common Stock beneficially owned by the PSC Stockholder in favor of the Merger and the Merger Agreement, (ii) not exercise dissenters’ rights, appraisal rights or vote in favor of an alternative proposal or other action that would reasonably be expected to prevent, interfere with, adversely affect or delay the Merger and (iii) not enter into any contract, option or other arrangement or understanding with respect to the transfer of any shares of Company Common Stock held by the PSC Stockholder, other than as provided under certain customary exceptions. A copy of the Voting and Support Agreement is attached as Annex B to the accompanying proxy statement. Accordingly, the Voting and Support Agreement is expected to result in a majority of outstanding shares of Company Common Stock being voted in favor of the proposal to approve and adopt the Merger Agreement, with the result that such proposal will be adopted.
Completion of the Merger is subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement. The accompanying proxy statement provides you with more detailed information about the Special Meeting, the Merger Agreement and the transactions contemplated thereby, including the Merger. A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement. We encourage you to carefully read the entire proxy statement and its annexes, including the Merger Agreement and the documents referred to or incorporated by reference in the accompanying proxy statement in their entirety. You may also obtain additional information about Eargo from other documents we have filed with the Securities and Exchange Commission (the “SEC”). In particular, you should read the “Risk Factors” section beginning on page 14 in our annual report on Form 10-K for the fiscal year ended December 31, 2022 and other risk factors detailed from time to time in Eargo’s reports filed with the SEC and incorporated by reference in the accompanying proxy statement in their entirety, for risks relating to our business and for a discussion of the risks you should consider in evaluating the proposed transactions and how they may affect you.

Thank you in advance for your continued support.
Sincerely,

/s/ Donald Spence

Donald Spence Chairman of the Board
The accompanying proxy statement is dated   , 2023, and is first being mailed to Eargo’s stockholders on or about   , 2023. Capitalized terms used, but not defined, in this letter to stockholders have the meanings given to such terms in the accompanying proxy statement.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT OR THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

2665 North First Street, Suite 300 San Jose, California 95134
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
Dear Stockholders:
You are cordially invited to attend a special meeting (such meeting, including any adjournments or postponements thereof, the “Special Meeting”) of the stockholders of Eargo, Inc., which we refer to as the “Company” or “Eargo,” to be held on   , 2024, at   Pacific time. The Special Meeting will be held entirely online. You will be able to attend the Special Meeting, submit your questions and vote online during the meeting by visiting https://www.virtualshareholdermeeting.com/EAR2024SM. For purposes of attendance at the Special Meeting, all references in the accompanying proxy statement to “present in person” or “in person” shall mean virtually present at the Special Meeting.
The Special Meeting is being held to consider and vote on the following proposals:
1. a proposal to approve and adopt the Agreement and Plan of Merger, dated as of October 29, 2023 (as amended from time to time, the “Merger Agreement”) by and among Eargo, PSC Echo Parent LLC, a Delaware limited liability company (“Parent”), and PSC Echo Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into Eargo, with Eargo surviving such merger as the surviving corporation (the “Merger”) and approve the transactions contemplated thereby, including the Merger (the “Merger Agreement Proposal”) (a copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement);
2. a non-binding, advisory proposal to approve certain compensation arrangements for Eargo’s named executive officers in connection with the Merger (the “Golden Parachute Proposal”); and
3. a proposal to approve one or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal (the “Adjournment Proposal”).
Parent and Merger Sub are affiliates of PSC Echo, LP, an affiliate of Patient Square Capital, LP (“Patient Square”) and the holder of a majority of the outstanding capital stock of the Company (“PSC Stockholder”).
These items of business are more fully described in the proxy statement accompanying this Notice of Special Meeting.
The record date for the Special Meeting is    (the “Record Date”). Only stockholders of record at the close of business on that date are entitled to notice of, and to attend and vote at, the Special Meeting or any adjournment or postponement thereof. Any stockholder entitled to attend and vote at the Special Meeting is entitled to appoint a proxy to attend and act on such stockholder’s behalf. Such proxy need not be a stockholder of Eargo. You may submit a proxy to vote your shares on the Internet, by telephone or by mail or you may attend the virtual Special Meeting and vote in person.
The Eargo Board of Directors has approved the Merger Agreement and the transactions contemplated thereby, including the Merger, and recommends that you vote “FOR” the Merger Agreement Proposal, “FOR” the Golden Parachute Proposal and “FOR” the Adjournment Proposal.
The proposed transactions constitute a “going-private transaction” under the rules of the SEC. The PSC Stockholder holds approximately 76.2% of the voting power of Eargo’s outstanding capital stock.
Your vote is very important, regardless of the number of shares of Eargo common stock, par value $0.0001 per share (“Company Common Stock”), you own. The approval of the Merger Agreement Proposal requires the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL, as described in the accompanying proxy statement. If you fail to vote on the Merger Agreement Proposal, the effect will be the same as a vote against the Merger Agreement Proposal.
The approval of the Golden Parachute Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock present in person or represented by proxy at the virtual Special Meeting and entitled to vote thereon. The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock present in person or represented by proxy at the virtual Special Meeting and entitled to vote thereon, assuming that a quorum is present.
For each of the Merger Agreement Proposal, the Golden Parachute Proposal and the Adjournment Proposal, each record holder of Company Common Stock is entitled to one (1) vote for each outstanding share of Company Common Stock owned of record on the Record Date.

Your vote is very important. To ensure your representation at the Special Meeting, it is important that you submit a proxy for your shares of Company Common Stock promptly, whether or not you plan to attend the virtual Special Meeting in person. As promptly as possible, please complete, date, sign and return the enclosed proxy card in the accompanying prepaid reply envelope, or submit your proxy over the Internet or by telephone by following the instructions set forth on the enclosed proxy card. Stockholders who attend the virtual Special Meeting may revoke their proxies and vote in person.
By Order of the Eargo Board of Directors,

/s/ Donald Spence

Donald Spence
Chairman of the Board
Eargo, Inc. 2665 North First Street, Suite 300
San Jose, California 95134
Dated:   , 2023

Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders    i

ii    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

DEFINED TERMS
Unless stated otherwise, whenever used in this proxy statement, the following terms have the meanings set forth below:
Acquisition Proposal has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Action has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Adjournment Proposal means the proposal to approve one or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement Proposal.
Affiliate has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Alternative Acquisition Agreement has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Applicable Law means, with respect to any Person, any Law or Order, in each case, of any Governmental Authority that is binding upon or applicable to such Person, as amended unless expressly specified otherwise.
Benefit Plan has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Book-Entry Shares has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Business Day has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Change of Recommendation has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Closing means closing of the Merger, subject to and in accordance with the terms and conditions of the Merger Agreement.
Closing Date means (i) the date which is three (3) Business Days after the date on which all conditions set forth in Article 7 of the Merger Agreement have been satisfied or waived (if such waiver is permitted under Applicable Law) (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions) or such other time and place as Parent and the Company may mutually agree in writing, see “Special Factors - Effective Time of the Merger.”
Code means the Internal Revenue Code of 1986, as amended, or any successor statute, rules or regulations thereto.
Collective Bargaining Agreement has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Company means Eargo, Inc. (which also includes references to “Eargo,” “our,” “us” and “we”).
Company Common Stock means the Company’s common stock, par value $0.0001.
Company Disclosure Schedule means the disclosure schedule delivered by the Company to Parent and Merger Sub in connection with the execution of the Merger Agreement.
Company Option has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Company RSU Award has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Company Termination Fee means a cash amount equal to $1,063,058.00.
Continuing Employee has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
COVID-19 means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof.
Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders    1

Damages has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Delaware Certificate of Merger means a certificate of merger in such form as required by and in accordance with the applicable provisions of the DGCL.
Designated Persons has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
DGCL means the General Corporation Law of the State of Delaware.
Eargo Board means the board of directors of Eargo Inc.
Effective Time means the time at which the Merger becomes effective, being the time at which the Certificate of Merger is filed with the Office of the Secretary of State of the State of Delaware, or at such later time and date as may be agreed upon in writing by the Company and Parent and stated in the Certificate of Merger, as described in “Special Factors - Effective Time of the Merger” and “The Merger Agreement - Effective Time of the Merger.”
Equity Commitment Letter means the equity commitment letter, dated October 29, 2023, entered into by and between Patient Square Equity Partners, LP and Parent.
Equity Securities means, with respect to any Person, (i) any shares of capital stock (including any ordinary shares) or other voting securities of, or other ownership interest in, such Person, (ii) any securities of such Person convertible into or exchangeable for cash or shares of capital or capital stock or other voting securities of, or other ownership interests in, such Person or any of its Subsidiaries, (iii) any warrants, calls, options or other rights to acquire from such Person, or other obligations of such Person to issue, any shares of capital or capital stock or other voting securities of, or other ownership interests in, or securities convertible into or exchangeable for shares of capital or capital stock or other voting securities of, or other ownership interests in, such Person or any of its Subsidiaries or (iv) any restricted shares, stock appreciation rights, restricted units, performance units, contingent value rights, “phantom” stock or similar securities or rights issued by or with the approval of such Person that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital or capital stock or other voting securities of, other ownership interests in, or any business, products or assets of, such Person or any of its Subsidiaries.
Exchange Act means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or any successor statute, rules or regulations thereto.
Excluded Shares has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Financing has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Financing Related Persons means (i) the Sponsor Party, (ii) any Affiliates of the Sponsor Party and (iii) the respective current, former and future officers, directors, employees, controlling persons, attorneys, advisors, agents, general or limited partners, shareholders, stockholders, equityholders, members, managers, accountants, consultants and Representatives of each Person identified in clauses (i) and (ii) of this definition and their respective successors and permitted assign.
Golden Parachute Proposal means the non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger, as disclosed in the section captioned “Special Factors - Interests of Executive Officers and Directors of the Company in the Merger - Golden Parachute Compensation.”
Governmental Authority has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Intervening Event has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Laws has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Limited Guarantee means the Limited Guarantee, dated as of October 29, 2023, entered into by Patient Square Equity Partners, LP and the Company in favor of the Company.
Material Adverse Effect has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
2    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

Material Contract has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Merger means the proposed merger of Merger Sub with and into the Company pursuant to the Merger Agreement in accordance with the applicable provisions of the DGCL, with the Company surviving the Merger as the Surviving Corporation and a direct, wholly owned subsidiary of Parent.
Merger Agreement means the Agreement and Plan of Merger, dated as of October 29, 2023, by and among the Company, Parent and Merger Sub, as it may be amended from time to time.
Merger Agreement Proposal means the proposal to approve and adopt the Merger Agreement, and the transactions contemplated thereby, including the Merger. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement in its entirety.
Merger Consideration means $2.55 per share of Company Common Stock in cash, without interest, less any applicable withholding taxes, subject to and in accordance with the terms and conditions of the Merger Agreement.
Merger Sub means PSC Echo Merger Sub Inc., a Delaware corporation.
Nasdaq means Nasdaq Stock Market.
Order has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Parent means PSC Echo Parent LLC, a Delaware limited liability company.
Parent Entities means Merger Sub, Parent, PSC Stockholder and PSC Echo, GP.
Patient Square means Patient Square Capital, LP, a Delaware limited partnership.
Paying Agent has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Person has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
PSC Echo GP means PSC Echo GP, LLC, PSC Stockholder’s general partner.
PSC Stockholder means PSC Echo, LP, a Delaware limited partnership.
Real Property Leases has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Record Date means   , being the record date for the Special Meeting.
Representative has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Securities Act means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any successor statute, rules or regulations thereto.
Share Certificates has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Software has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Source Code means computer code, in form other than object code form, including related programmer comments and annotations, help text, data and data structures, instructions, which may be printed out or displayed in human readable form.
Special Committee means a committee established by the Eargo Board comprising of the independent and disinterested members of the Eargo Board.
Special Meeting means the special meeting of the stockholders of the Company to be held on   , 2024, at    Pacific time in a virtual meeting format via live webcast, including any adjournment or postponement thereof.
Subsidiary has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders    3

Superior Proposal has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Surviving Corporation means the surviving corporation in the Merger in accordance with the Merger Agreement, as described in “The Merger Agreement - The Merger.”
Tax or Taxes has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Third Party means any Person other than the Company, Parent, Merger Sub and their respective Affiliates.
Unaffiliated Stockholders means the holders of Company Common Stock, other than, as applicable, PSC Stockholder, Parent, Merger Sub or any of their respective Affiliates.
U.S. GAAP means U.S. generally accepted accounting principles.
Voting and Support Agreement means the voting and support agreement dated as of October 29, 2023, by and between the Company and PSC Stockholder, as it may be amended from time to time. A copy of the Voting and Support Agreement is attached as Annex B to this proxy statement and is incorporated by reference in the proxy statement in its entirety.
Willful and Material Breach has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
4    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

SUMMARY TERM SHEET
The following summary term sheet highlights selected information in this proxy statement and may not contain all of the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement in their entirety. Each item in this summary term sheet includes a page reference directing you to a more complete description of that topic. See “Where You Can Find More Information.”
Since the transactions contemplated by the Merger Agreement, including the Merger, constitute a “going-private” transaction under SEC rules, Eargo, the Parent Entities and their affiliates have filed with the SEC a Transaction Statement on Schedule 13e-3 with respect to the transactions contemplated by the Merger Agreement, including the Merger. You may obtain any additional information about the Schedule 13e-3 under the caption “Where You Can Find More Information.”
Special Factors (page 18)
•
Certain Effects of the Merger; Treatment of Company Common Stock. At the Effective Time, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares) will be cancelled and extinguished and automatically converted into and shall thereafter represent the right to receive an amount in cash equal to $2.55 per share of Company Common Stock, payable to the holder thereof, without interest. For a further description of certain effects of the Merger, see “Special Factors - Certain Effects of the Merger” and “The Merger Agreement – Consideration to Be Received in the Merger.”

•	Background of the Merger. For a description of the background of the Merger see “Special Factors - Background of the Merger.”
•
Purpose and Reasons of Eargo for the Merger; Recommendation of the Eargo Board and the Special Committee; Fairness of the Merger. After careful consideration, the Special Committee, pursuant to resolutions adopted at a meeting of the Special Committee held on October 29, 2023, unanimously recommended that the Eargo Board (i) determine the Merger Agreement and the transactions contemplated thereby, including the Merger, advisable and fair to, and in the best interests of, Eargo and the Unaffiliated Stockholders, (ii) approve and declare advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) resolve to recommend that the Eargo stockholders vote to adopt and approve the Merger Agreement in accordance with the DGCL and (iv) direct that the Merger Agreement be submitted to the Eargo stockholders for adoption thereby. As part of its evaluation of the Merger, the Special Committee received the advice of the Special Committee’s independent legal and financial advisors, consulted with Eargo’s management and considered various material factors, including those summarized herein.

Based on the unanimous recommendation of the Special Committee, the Eargo Board, pursuant to resolutions adopted at a meeting of the Eargo Board held on October 29, 2023, (i) determined the terms and conditions of the Merger Agreement and the transactions contemplated thereby, including the Merger, advisable and fair to, and in the best interests of, Eargo and the Unaffiliated Stockholders, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) resolved to recommend that the Eargo stockholders approve the adoption of the Merger Agreement in accordance with the DGCL and (iv) directed that the Merger Agreement be submitted to the Eargo stockholders for adoption thereby.
Accordingly, the Eargo Board recommends that you vote “FOR” the Merger Agreement Proposal, “FOR” the Golden Parachute Proposal and “FOR” the Adjournment Proposal.
Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders    5

SUMMARY TERM SHEET (continued)

For a description of the material factors considered by the Special Committee and the Eargo Board in evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and making the decisions, determinations and recommendations above, see “Special Factors - Purpose and Reasons of Eargo for the Merger; Recommendation of the Eargo Board and the Special Committee; Fairness of the Merger.”
•
Opinion of the Special Committee’s Financial Advisor. The Special Committee retained Perella Weinberg Partners LP (“Perella Weinberg”) to act as its financial advisor in connection with the Merger, pursuant to an engagement letter dated October 19, 2023. The Special Committee requested that Perella Weinberg evaluate the fairness, from a financial point of view, to the holders of outstanding shares of Company Common Stock (other than holders of Excluded Shares) of the Merger Consideration to be received by such holders in the Merger pursuant to the Merger Agreement. On October 29, 2023, Perella Weinberg rendered to the Special Committee its oral opinion, subsequently confirmed in writing, to the effect that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, the Merger Consideration to be received by the holders of outstanding shares of Company Common Stock (other than holders of Excluded Shares) in the Merger pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.

The full text of Perella Weinberg’s written opinion, dated October 29, 2023, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Perella Weinberg, is attached as Annex C to this proxy statement and is incorporated by reference herein. Perella Weinberg’s opinion was addressed to and provided for the information and assistance of the Special Committee, in its capacity as such, in connection with, and for the purpose of, the Special Committee’s evaluation of the Merger Consideration from a financial point of view, and does not address any other term, aspect or implication of the Merger Agreement or the Merger. Perella Weinberg’s opinion does not address the underlying business decision by the Special Committee or the Company to engage in the Merger nor the relative merits of the Merger compared with any alternative transactions or business strategies. Perella Weinberg’s opinion was not intended to be and does not constitute a recommendation to any holder of shares of Company Common Stock as to how such holder should vote or otherwise act with respect to the Merger or any other matter. Perella Weinberg’s opinion does not in any manner address the prices at which shares of Company Common Stock will trade at any time. In addition, Perella Weinberg expressed no opinion as to the fairness of the Merger to, or any consideration received in connection with the Merger by, the holders of any other class of securities, creditors or other constituencies of the Company (including the PSC Stockholder). The full text of Perella Weinberg’s written opinion should be read carefully in its entirety.
For more information, see Annex C to this proxy statement and the section of this proxy statement titled “Special Factors - Opinion of the Special Committee’s Financial Advisor.”
a.
Position of the Parent Entities as to the Fairness of the Merger. The Parent Entities, who are affiliates of Eargo, engaged in a “going private” transaction and, therefore, are required to express their beliefs as to the fairness of the Merger to the Unaffiliated Stockholders. For a description of the Parent Entities’ beliefs as to the fairness of the Merger to the Unaffiliated Stockholders, see “Special Factors - Position of the Parent Entities as to the Fairness of the Merger.”

•
Purpose and Reasons of the Parent Entities for the Merger. The Parent Entities, who are affiliates of Eargo, engaged in a “going private” transaction and, therefore, are required to express their reasons for the Merger to the Unaffiliated Stockholders. For a description of the Parent Entities’ purposes and reasons for the Merger, see “Special Factors - Purpose and Reasons of the Parent Entities for the Merger.”

•
Interests of Executive Officers and Directors of Eargo in the Merger. In considering the recommendations of the Eargo Board with respect to the Merger, the Eargo stockholders should be aware that the executive officers and directors have certain interests in the Merger that may be different from, or in addition to, the interests of the

6    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

SUMMARY TERM SHEET (continued)

Eargo stockholders generally. The Special Committee, consisting entirely of independent directors, and the Eargo Board were aware of these interests and considered them, among other matters, in evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and in making their recommendations.
•
For a more detailed description of the interests of executive officers and directors of Eargo in the Merger, see “Special Factors - Interests of Executive Officers and Directors of Eargo in the Merger.”

•
Intent of the Directors and Executive Officers to Vote in Favor of the Merger. Our directors and executive officers have informed us that, as of the date of this proxy statement and to the extent that they own shares of Company Common Stock as of the Record Date, they intend to vote all of the shares of Company Common Stock owned directly by them in favor of the approval of the Merger Agreement Proposal and each of the other proposals. As of the Record Date, our directors and executive officers directly owned, in the aggregate,    outstanding shares of Company Common Stock and    outstanding shares of Company Common Stock entitled to vote at the Special Meeting, or collectively approximately   % of the total voting power entitled to vote at the Special Meeting. For a further description of the voting intentions of Eargo’s directors and executive officers, see “Special Factors - Intent of the Directors and Executive Officers to Vote in Favor of the Merger.”

•
Intent of the PSC Stockholder to Vote in Favor of the Merger. The PSC Stockholder, which holds approximately 76.2% of the voting power of Eargo’s outstanding capital stock, has duly executed and entered into a Voting and Support Agreement, pursuant to which it has agreed to vote its Company Common Stock in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, subject to and in accordance with the terms and conditions of the Voting and Support Agreement. Accordingly, the Voting and Support Agreement is expected to result in a majority of outstanding shares of Company Common Stock being voted in favor of the proposal to approve and adopt the Merger Agreement, with the result that such proposal will be adopted. A copy of the Voting and Support Agreement is attached as Annex B to this proxy statement and is incorporated by reference in this proxy statement in its entirety. For more information about the Voting and Support Agreement and the voting intentions of the PSC Stockholder, see “Special Factors - Intent of the PSC Stockholder to Vote in Favor of the Merger” and “Special Factors - Voting and Support Agreement.”

•
Material U.S. Federal Income Tax Consequences of the Merger. The exchange of the shares of Company Common Stock for cash in the Merger will be a taxable transaction to U.S. Holders (as defined below in “Special Factors - Material U.S. Federal Income Tax Consequences of the Merger”) for U.S. federal income tax purposes and may also be taxable under state, local, and non-U.S. tax laws. A U.S. Holder that receives cash in exchange for shares of Company Common Stock pursuant to the Merger will generally recognize gain or loss in an amount equal to the difference, if any, between the cash received by such holder in the Merger and the adjusted tax basis in the shares of Company Common Stock surrendered in exchange therefor. A stockholder that is a Non-U.S. Holder (as defined below in “Special Factors - Material U.S. Federal Income Tax Consequences of Merger”) will generally not be subject to U.S. federal income tax on any gain recognized in connection with the Merger unless such Non-U.S. Holder has certain connections to the United States. However, the tax consequences of the Merger to a stockholder will depend on the stockholder’s particular circumstances, and stockholders should consult their own tax advisors to determine the particular tax consequences to them (including the application of any U.S. federal non- income, state, local and non-U.S. tax laws) of the Merger. For further information about the material U.S. federal income tax consequences of the Merger, see “Special Factors - Material U.S. Federal Income Tax Consequences of the Merger.”

•
Financing of the Merger. The Merger Agreement does not contain any financing-related contingencies or financing conditions to consummation of the Merger. In connection with the Merger, Parent delivered to Eargo the Equity Commitment Letter, dated October 29, 2023, entered into by and between Patient Square Equity Partners, LP (“Investor”) and Parent. The Investor is an affiliate of the PSC Stockholder. Pursuant to the Equity Commitment Letter, the Investor has committed, subject to the terms and conditions contained therein, to purchase, or cause to be purchased, directly or indirectly, equity interests of Parent in an aggregate amount of up to $31,000,000.00 (the “Commitment”) on or prior to the Closing of the Merger solely for the purposes of

Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders    7

SUMMARY TERM SHEET (continued)

allowing Parent to fund the amounts required to be paid by it (a) at the Closing pursuant to (and in accordance with) the Merger Agreement (including the aggregate Merger Consideration) together with (b) all fees and expenses required to be paid at the Closing by Eargo, Parent and Merger Sub in connection with the Merger. Eargo is a third-party beneficiary of the rights granted to Parent under the Equity Commitment Letter (if and only if the conditions to fund the Commitment are satisfied and Eargo is entitled to seek specific performance pursuant to the Merger Agreement to cause Parent to effect the Closing in accordance with the Merger Agreement and subject to the terms and conditions thereof) solely for the purpose of seeking specific performance of Parent’s right to enforce the Equity Commitment Letter and cause the Investor to fund the Commitment. For further information about the financing of the Merger, see “Special Factors - Financing of the Merger.”
•
Limited Guarantee. Concurrently with the execution of the Merger Agreement, Parent delivered to Eargo a Limited Guarantee, dated as of October 29, 2023 (the “Limited Guarantee”), entered into by the Investor (the “Guarantor”) in favor of Eargo. Pursuant to the terms of the Limited Guarantee and subject to the terms and conditions set forth therein, the Guarantor agreed to guarantee certain of Parent’s obligations under the Merger Agreement, provided that in no event will the Guarantor’s aggregate liability exceed $14,808,583.00, with respect to the payment obligations of Parent to Eargo of certain damages and enforcement expenses. For a further description of the Limited Guarantee, see “Special Factors - Limited Guarantee.”

•
Litigation Relating to the Merger. As of the date of this proxy statement, there are no pending lawsuits challenging the Merger. However, potential plaintiffs may file lawsuits challenging the Merger and the outcome of any future litigation is uncertain. For a further description of litigation relating to the Merger, see “Special Factors - Litigation Relating to the Merger.”

The Merger Agreement (page 51)
•
A summary of the material provisions of the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety, is included in “The Merger Agreement.”

•
The Merger. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions and on the terms set forth therein, Merger Sub will merge with and into Eargo, with Eargo surviving as a wholly owned subsidiary of Parent.

•
Conditions to the Completion of the Merger. The Closing of the Merger depends on a number of conditions being satisfied or waived. These conditions, which are described more fully in “The Merger Agreement - Conditions to the Completion of the Merger,” include, among other things:

•
the adoption of the Merger Agreement by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL (the “Required Stockholder Approval”); and

•
no court or other governmental authority of competent jurisdiction has enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent in nature) that is in effect that restrains, enjoins, renders illegal or otherwise prohibits consummation of the Merger.

For more information about the conditions to completion of the Merger, see “The Merger Agreement - Conditions to Consummation of the Merger.”
•
Solicitation of Acquisition Proposals. The Company has agreed that neither it nor any of its subsidiaries nor any of the employees (including any officers) and directors of it or its subsidiaries will, and it will use its reasonable best efforts to cause its and its subsidiaries’ representatives not to, directly or indirectly (a) initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal (as defined below) subject to certain fiduciary duties of directors, (b) engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any nonpublic information or data to any person or group relating to any

8    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

SUMMARY TERM SHEET (continued)

Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state that the terms of the non-solicitation covenant in the Merger Agreement prohibit such discussion), (c) furnish to any person (other than Parent or any of its affiliates) any non-public information relating to the Company or any of its subsidiaries or afford to any such person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its subsidiaries, in any such case with the intent to induce, or that would reasonably be expected to result in, the making, submission or announcement of, an Acquisition Proposal, (d) approve, endorse or recommend any proposal that constitutes or would reasonably be expected to lead to, an Acquisition Proposal or (e) resolve or agree to do any of the foregoing. From and after the execution of the Merger Agreement until the earlier of the termination of the Merger Agreement and the Effective Time, the Company has agreed that it will, and it will cause its subsidiaries and its and their respective employees, officers and directors, to, and will use its reasonable best efforts to cause each of its and their respective other representatives to (a) cease and cause to be terminated any discussions or negotiations with any person or group that would be prohibited by the non-solicitation provisions of the Merger Agreement and cease providing any further information with respect to the Company or any Acquisition Proposal to any such person or group or its or their representatives, (b) promptly terminate all access granted to any person or group and its or their representatives to any physical or electronic data room (or any other diligence access) and (c) promptly following the execution of the Merger Agreement (and in any event within two business days thereof) request in writing the prompt return or destruction of all non-public information concerning the Company and its subsidiaries furnished to any such person by the Company and its subsidiaries or representatives with whom a confidentiality agreement with respect to an Acquisition Proposal was entered into at any time within the five-month period immediately preceding the date thereof.
Notwithstanding the foregoing restrictions, prior to receiving the Requisite Company Stockholder Approval, the Company and its representatives are allowed, acting on the recommendation of the Special Committee and under certain circumstances and in compliance with certain obligations set forth in the Merger Agreement, to provide non-public information and engage in discussions and negotiations with respect to an unsolicited Acquisition Proposal that either constitutes or would reasonably be expected to lead to a Superior Proposal (as defined below). The Merger Agreement provides that the term “Superior Proposal” means a bona fide written Acquisition Proposal (with references to 20% being deemed to be replaced with references to 50% by a third party that (i) was not the result of a breach of the provisions of the Merger Agreement relating to Acquisition Proposals and (ii) either the Eargo Board or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel and after taking into account the certainty and timing of closing, financing arrangements and the form, amount and timing of payment of consideration of such proposal, the third party making such proposal and such other legal, financial, regulatory and all other relevant aspects of such proposal, as the Eargo Board or Special Committee deems in good faith relevant, would, if consummated, result in a transaction that is more favorable from a financial point of view to the Company’s Unaffiliated Stockholders than the Merger (taking into account any revisions (or proposed revisions) to the terms of the Merger Agreement, the Limited Guarantee and the financing in response to such Acquisition Proposal).
For more information about the restrictions on Eargo’s solicitation of Acquisition Proposals and Adverse Recommendation Changes, see “The Merger Agreement - No Solicitation; Superior Proposal and Change of Recommendation”
•
Termination. The Merger Agreement contains certain termination rights, including, but not limited to, the right of (i) Parent to terminate the Merger Agreement if at any time the Eargo Board (acting upon the recommendation of the Special Committee) has effected a Change of Recommendation or (ii) Eargo (upon approval of the Special Committee) to terminate the Merger Agreement at any time prior to receiving the Requisite Company Stockholder Approval, in order (and as a condition precedent) to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, provided that, prior to such termination, (w) the Eargo Board (acting upon the recommendation of the Special Committee) (or Special Committee, as applicable) authorizes the Company to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal to the extent permitted by the Merger Agreement, (x) substantially concurrently with the termination of the Merger Agreement, the Company enters into an Alternative Acquisition Agreement providing for such Superior Proposal, (y) the Company has complied in all material respects with the provisions of the Merger Agreement and (z) the

Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders    9

SUMMARY TERM SHEET (continued)

Company pays to Parent the Company Termination Fee (as defined below) within two Business Days of such termination. Upon termination of the Merger Agreement by Eargo or Parent as set forth above, Eargo will be required to pay Parent a termination fee of $1,063,058.00. In addition, subject to specified exceptions and limitations, either Eargo or Parent may terminate the Merger Agreement if the Merger is not consummated by April 29, 2024. For more information about the termination rights and terminations fees payable under the Merger Agreement, see “The Merger Agreement - Termination of the Merger Agreement” and “The Merger Agreement - Termination Fees and Expenses.”
Parties to the Merger (page 69)
•
Eargo, Inc. Eargo was incorporated in Delaware on November 12, 2010. Eargo is a medical device company on a mission to improve hearing health. Eargo’s innovative products and go-to-market approach address the major challenges of traditional hearing aid adoption, including social stigma, accessibility and cost. Eargo believes its hearing aids are the first virtually invisible, rechargeable, completely-in-canal, FDA-regulated devices indicated to compensate for mild to moderate hearing loss. Eargo’s differentiated, consumer-first approach empowers consumers to take control of their hearing. Consumers can purchase online, at retail locations or over the phone and get personalized and convenient consultation and support from hearing professionals via phone, text, email or video chat. Eargo hearing aids are offered to consumers at approximately half the cost of competing hearing aids purchased through traditional channels in the United States. Eargo’s principal executive office is located at 2665 North First Street, Suite 300, San Jose, California 95134 and the telephone number of Eargo’s principal executive office is (650) 351-7700. For more information about Eargo, see “Parties to the Merger - The Company.”

•
PSC Echo Parent LLC. Parent was formed on October 13, 2023, solely for the purpose of completing the Merger and has conducted no business activities other than those related to the structuring and negotiation of the Merger. Parent is a direct, wholly owned subsidiary of the PSC Stockholder and has not engaged in any business except as contemplated by the Merger Agreement. For more information about Parent, see “Parties to the Merger - The Parent Entities.”

•
PSC Echo Merger Sub Inc. Merger Sub was formed on October 13, 2023, solely for the purpose of completing the Merger and has conducted no business activities other than those related to the structuring and negotiation of the Merger. Merger Sub is a direct, wholly owned subsidiary of Parent and has not engaged in any business except as contemplated by the Merger Agreement. For more information about Merger Sub, see “Parties to the Merger - The Parent Entities.”

The Special Meeting (page 70)
•	Date, Time, Place and Purpose of the Special Meeting. The Special Meeting of Eargo stockholders will be held on at Pacific time online at https://www.virtualshareholdermeeting.com/EAR2024SM.
•
For more information about the Special Meeting, including the record date, quorum and the vote required to approve each of the proposals, see “The Special Meeting - Date, Time, Place,” “The Special Meeting -  Purpose of the Special Meeting,” “The Special Meeting - Record Date and Quorum” and “The Special Meeting - Vote Required.”

Other Important Information Regarding Eargo (page 85)
•
Market Price of Shares of Company Common Stock and Dividends. On   , 2023, the most recent practicable date before this proxy statement was distributed to our stockholders, the closing price for the shares of Company Common Stock on Nasdaq was $   per share of Company Common Stock. You are encouraged to obtain current market quotations for the shares of Company Common Stock in connection with voting your shares of Company Common Stock. For more information about the market price of shares of Company Common Stock and dividends, see “Other Important Information Regarding Eargo - Market Price of Shares of Company Common Stock and Dividends.”

10    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS AND THE SPECIAL MEETING
The following questions and answers are intended to address briefly some commonly asked questions regarding the Special Meeting, the Merger Agreement and the transactions contemplated thereby, including the Merger. These questions and answers may not address all questions that may be important to you as a stockholder of Eargo. Please refer to the “Summary Term Sheet” and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, all of which you should read carefully in their entirety. See “Where You Can Find More Information.”
Q.	Why am I receiving this document?
A.
You are receiving this proxy statement because you own shares of Company Common Stock and Eargo is soliciting proxies for the Special Meeting. Eargo is holding the Special Meeting so that our stockholders may vote to approve the Merger Agreement Proposal, the Golden Parachute Proposal, and the Adjournment Proposal.

This proxy statement contains important information about the Merger and the Special Meeting, and you should read it carefully. The enclosed proxy card allows you to submit a proxy to vote your shares of Company Common Stock without attending the Special Meeting in person (which includes presence virtually at the Special Meeting).
Your vote is extremely important, and we encourage you to submit your proxy as soon as possible. For more information on how to vote your shares of Company Common Stock, please see the section of this proxy statement titled “The Special Meeting.”
Q.	What is the proposed transaction and what effects will it have on Eargo?
A.
On October 29, 2023, Eargo entered into the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and is incorporated herein by reference in its entirety. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into Eargo, with Eargo surviving the Merger as a wholly owned subsidiary of Parent. If the Merger is completed, the holders of shares of Company Common Stock as of immediately prior to the Merger, other than the Excluded Shares, will have the right to receive the Merger Consideration of $2.55 per share of Company Common Stock in cash, without interest, less any applicable withholding taxes, subject to and in accordance with the terms and conditions set forth in the Merger Agreement.

In addition, following completion of the Merger, there will be no further market for the shares of Company Common Stock and, as promptly as practicable following the Effective Time and in compliance with applicable law, Eargo’s securities will be delisted from Nasdaq and deregistered under the Exchange Act, upon application to the SEC. As a result of the Merger, Eargo will no longer be an independent public company, the shares of Company Common Stock will no longer be listed on any exchange or quotation system, price quotations will no longer be available and Eargo’s registration and reporting obligation under the Exchange Act will cease.
Following completion of the Merger, your shares of Company Common Stock will represent only the right to receive the Merger Consideration and the right to receive dividends and other distributions, in each case, subject to and in accordance with the terms and conditions of the Merger Agreement, and you will no longer have any interest in Eargo’s future earnings, growth or value.
For more information about the Merger Agreement and the transactions contemplated thereby, including the Merger, see “The Merger Agreement.”
Q.	What happens if the Merger is not completed?
A.
If the Merger Agreement Proposal is not approved by Eargo’s stockholders or if the Merger is not completed for any other reason, Eargo’s stockholders will not receive any payment for their shares of Company Common Stock in connection with the Merger. Instead, unless Eargo is sold to a third party, Eargo will remain an independent public company, and shares of Company Common Stock will continue to be listed and traded on Nasdaq, so long as Eargo continues to meet the applicable listing requirements. In addition, if the Merger is not completed, Eargo expects that management will operate Eargo’s business in a manner similar to that in which it is being operated today and that Eargo’s stockholders will continue to be subject to the same risks and opportunities to which they are currently subject. There is no assurance as to the effect of these risks and opportunities on the future value of your shares of Company Common Stock, including the risk that the market price of Company Common Stock may decline to the extent that the current market price of Company Common Stock reflects a market assumption that the Merger will be completed. For more information about what happens if the Merger is not completed, see “Special Factors - Certain Effects on Eargo if the Merger is Not Completed.”

Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders    11

Under certain circumstances, if the Merger is not completed, Eargo would be required to pay Parent a Company Termination Fee of $1,063,058 in cash. For more information about termination fees, see “The Merger Agreement - Termination Fees and Expenses.”
Q.	When and where is the Special Meeting?
A.
The webcast of the Special Meeting will begin promptly at    Pacific time. We encourage you to access the meeting prior to the start time. Online check-in will begin at    Pacific time, and you should allow reasonable time for the check-in procedures. To attend the Special Meeting, stockholders will need to log in to https://www.virtualshareholdermeeting.com/EAR2024SM using the 16-digit control number on the proxy card or voting instruction form. For more information about the Special Meeting, see “The Special Meeting.”

Q.	Who can vote at the Special Meeting?
A.
All record holders of the shares of Company Common Stock as of the close of business on   , the Record Date for the Special Meeting, are entitled to notice of, and to attend and vote at, the Special Meeting or any adjournment or postponement thereof. You are entitled to receive notice of, and to attend and vote at, the Special Meeting if you are a record holder of the shares of Company Common Stock at the close of business on the Record Date.

Each record holder of Company Common Stock is entitled to one (1) vote for each outstanding share of Company Common Stock owned of record on the Record Date on each matter properly brought before the Special Meeting.
For more information about who can vote at the Special Meeting, see “The Special Meeting - Voting.”
Q.	What is the difference between being a “stockholder of record” and a “beneficial owner” of shares of Company Common Stock held in “street name”?
A.
If your shares of Company Common Stock are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (“Equiniti”), you are considered, with respect to those shares of Company Common Stock, the stockholder of record or record holder. This proxy statement and proxy card have been sent directly to you by Eargo. As the stockholder of record, you have the right to grant your voting proxy directly to us or to another proxyholder to vote in person (which includes presence virtually at the Special Meeting) at the Special Meeting.

If your shares of Company Common Stock are held through a broker, bank or other nominee, you are considered the beneficial owner of those shares of Company Common Stock held in “street name.” In that case, this proxy statement has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares of Company Common Stock, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares of Company Common Stock by following their instructions for voting. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares of Company Common Stock in person (which includes presence virtually at the Special Meeting) at the Special Meeting unless you provide a legal proxy from your broker, bank or other nominee.
For more information about the stockholders of record and beneficial owners of shares held “in street name,” see “The Special Meeting - Voting.”
Q.	What am I being asked to vote on at the Special Meeting?
A.	You are being asked to consider and vote on the following:
•
Merger Agreement Proposal: A proposal to approve and adopt the Merger Agreement, and the transactions contemplated thereby, including the Merger. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement in its entirety;

•
Golden Parachute Proposal: A non-binding, advisory proposal to approve certain compensation arrangements for Eargo’s named executive officers in connection with the Merger, as disclosed in the section captioned “Special Factors - Interests of Executive Officers and Directors of Eargo in the Merger - Golden Parachute Compensation;” and

•
Adjournment Proposal: One or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement Proposal.

For more information each of these proposals, see “The Merger (The Merger Agreement Proposal -  Proposal 1),” “Merger-Related Executive Compensation Arrangements (The Golden Parachute Proposal -Proposal 2)” and “Adjournment of the Special Meeting (The Adjournment Proposal - Proposal 3).”
12    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

Q.	What is a quorum?
A.
The representation of the holders of a majority of the voting power of outstanding shares of Company Common Stock as of the Record Date must be present, in person (which includes presence virtually at the Special Meeting) or represented by proxy, at the Special Meeting in order to constitute a quorum, for the purposes of holding the Special Meeting and conducting business. For more information about the quorum of the Special Meeting, see “The Special Meeting - Record Date and Quorum.”

Q.	What vote is required for Eargo’s stockholders to approve the Merger Agreement Proposal?
A.
The approval of the Merger Agreement Proposal requires the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL.

The PSC Stockholder, which holds approximately 76.2% of the voting power of Eargo’s outstanding capital stock, entered into a Voting and Support Agreement with Eargo, pursuant to which, among other things, the PSC Stockholder has agreed to vote all shares of Company Common Stock beneficially owned by the PSC Stockholder in favor of the Merger and the Merger Agreement. Accordingly, the Voting and Support Agreement is expected to result in a majority of outstanding shares of Company Common Stock being voted in favor of the proposal to approve and adopt the Merger Agreement, with the result that such proposal will be adopted. A copy of the Voting and Support Agreement is attached as Annex B to the accompanying proxy statement.
For more information on the Merger Agreement Proposal, see “The Merger (The Merger Agreement Proposal - Proposal 1).”
Q.	What vote is required for Eargo’s stockholders to approve the Golden Parachute Proposal?
A.
Approval of the non-binding, advisory proposal to approve certain compensation arrangements for Eargo’s named executive officers in connection with the Merger requires the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

Approval of the Golden Parachute Proposal is not a condition to consummation of the Merger. The vote on the Golden Parachute Proposal is an advisory vote and will not be binding on Eargo or Parent. The underlying plans and arrangements providing for such compensation are contractual in nature and are not, by their terms, subject to stockholder approval.
For more information on the Golden Parachute Proposal, see “Merger-Related Executive Compensation Arrangements (The Golden Parachute Proposal - Proposal 2).”
Q.	What vote is required for Eargo’s stockholders to approve the Adjournment Proposal?
A.
Approval of one or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement Proposal, requires the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock present in person (which includes presence virtually at the Special Meeting) or represented by proxy at the Special Meeting and entitled to vote thereon, assuming that a quorum is present.

For more information on The Adjournment Proposal, see “Adjournment of the Special Meeting (The Adjournment Proposal - Proposal 3).”
Q.	How many votes do I have?
A.
Each record holder of Company Common Stock is entitled to one (1) vote for each outstanding share of Company Common Stock owned of record on the Record Date on each matter properly brought before the Special Meeting.

Q.	How are the votes counted?
A.
For each of the Merger Agreement Proposal, the Golden Parachute Proposal and the Adjournment Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” An abstention will have the same effect as an “AGAINST” vote for these proposals and will count for purposes of determining if a quorum is present at the Special Meeting. For more information, see “The Special Meeting.”

Q.	How does the Eargo Board recommend that I vote?
A.	Based in part on the unanimous recommendation of the Special Committee, the Eargo Board, recommends that you vote:
•	“FOR” the Merger Agreement Proposal;
•	“FOR” the Golden Parachute Proposal; and
•	“FOR” the Adjournment Proposal.
Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders    13

For more information, you should read “Special Factors - Purpose and Reasons of Eargo for the Merger; Recommendation of the Eargo Board and the Special Committee; Fairness of the Merger” for a discussion of the factors that the Special Committee and the Eargo Board considered in deciding to recommend the approval of the Merger Agreement. See also “Special Factors - Interests of Executive Officers and Directors of Eargo in the Merger.”
Q.	How will the PSC Stockholder vote on the Merger Agreement Proposal?
A.
Concurrently with the execution and delivery of the Merger Agreement, the PSC Stockholder, which holds approximately 76.2% of the voting power of Eargo’s outstanding capital stock entered into a Voting and Support Agreement with Eargo. Under the Voting and Support Agreement, the PSC Stockholder has agreed to take certain actions required by Eargo subject to the terms, conditions and limitations set forth therein, including to (i) vote all shares of Company Common Stock beneficially owned by the PSC Stockholder in favor of the Merger and the Merger Agreement; (ii) not exercise dissenters’ rights, appraisal rights or vote in favor of an alternative proposal or other action that would reasonably be expected to prevent, interfere with, adversely affect or delay the Merger; and (iii) not enter into any contract, option or other arrangement or understanding with respect to the transfer of, any shares of Eargo held by the PSC Stockholder, other than as provided under certain customary exceptions. Accordingly, the Voting and Support Agreement is expected to result in a majority of outstanding shares of Company Common Stock being voted in favor of the proposal to approve and adopt the Merger Agreement, with the result that such proposal will be adopted.

A copy of the Voting and Support Agreement is attached as Annex B to the proxy statement and is incorporated by reference in the proxy statement in its entirety.
For more information about the voting intentions of the PSC Stockholder, see “Special Factors - Intent of the PSC Stockholder to Vote in Favor of the Merger” and “Special Factors - Voting and Support Agreement.”
Q.	How do I vote?
A.
If, on the Record Date, your shares were registered directly in your name with the transfer agent for Company Common Stock, Equiniti, then you are a stockholder of record. As a stockholder of record, you may vote at the virtual Special Meeting or vote by proxy by telephone, Internet or mail. Whether or not you plan to attend the Special Meeting online, please submit a proxy to vote as soon as possible to ensure your vote is counted. Even if you have submitted a proxy before the Special Meeting, you may still attend the Special Meeting online and vote online. In such case, your previously submitted proxy will be disregarded.

•	To vote by proxy over the Internet—To vote by proxy over the Internet, follow the instructions provided on your proxy card.
•	To vote by proxy by telephone—If you receive printed proxy materials, you may also vote by submitting a proxy via telephone by following the instructions on your proxy card.
•
To vote by proxy by mail—If you receive printed proxy materials, you may also vote by mail: simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares in accordance with the proxy card.

•
To vote by attending the virtual Special Meeting—You may vote your shares at https://www.virtualshareholdermeeting.com/EAR2024SM. You will be asked to provide the 16-digit control number from your proxy card.

If, as of the Record Date, you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares of Company Common Stock voted. Those instructions will identify which of the above choices are available to you in order to have your shares of Company Common Stock voted. Please note that if you are a beneficial owner and wish to vote in person (which includes presence virtually at the Special Meeting) at the Special Meeting, you must have a legal proxy from your broker, bank or other nominee naming you as the proxy. You should allow yourself enough time prior to the Special Meeting to obtain this proxy from the holder of record.
The control number located on your proxy card is designed to verify your identity and allow you to submit a proxy for your shares of Company Common Stock, and to confirm that your voting instructions have been properly recorded when submitting a proxy over the Internet or by telephone.
Please refer to the instructions on your proxy card or voting instruction form to determine the deadlines for submitting a proxy over the Internet or by telephone. If you choose to submit your proxy by mailing a proxy card, your proxy card must be received by our Secretary of the Company by the time the Special Meeting begins.
14    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

For more information about voting, see “The Special Meeting - How to Vote.”
Q.	What is a proxy?
A.
A proxy is your legal designation of another person to vote your shares of Company Common Stock. This written document describing the matters to be considered and voted on at the Special Meeting is called a proxy statement. The document used to designate a proxy to vote your shares of Company Common Stock is called a proxy card. For more information about voting by proxy, see “The Special Meeting - How to Vote.”

Q.	If I am a stockholder of record, what happens if I do not vote or submit a proxy card?
A.
If you do not attend the Special Meeting and fail to vote, either in person (which includes presence virtually at the Special Meeting) or by proxy, your shares of Company Common Stock will not be voted at the Special Meeting and will not be counted for purposes of determining whether a quorum exists.

Additionally, if you do not attend the Special Meeting and fail to vote, either in person (which includes presence virtually at the Special Meeting) or by proxy, your failure to vote will (a) have the effect of counting “AGAINST” the Merger Agreement Proposal with respect to the approval threshold requiring the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL and (b) have no effect on the Golden Parachute Proposal or the Adjournment Proposal (so long as a quorum is present). For more information, see “The Special Meeting.”
Q.	If my shares of Company Common Stock are held in “street name” by my broker, bank or other nominee, will my broker, bank or other nominee vote my shares of Company Common Stock for me?
A.
No. Your broker, bank or other nominee will only be permitted to vote your shares of Company Common Stock if you instruct your broker, bank or other nominee as to how to vote. As a result, absent specific instructions from the beneficial owner of such shares of Company Common Stock, your broker, bank or other nominee is not empowered to vote such shares of Company Common Stock.

If you instruct your broker, bank or other nominee how to vote on at least one, but not all of the proposals to be considered at the Special Meeting, your shares of Company Common Stock will be voted according to your instructions on those proposals for which you have provided instructions and will be counted as present for purposes of determining whether a quorum is present at the Special Meeting. In this scenario, a “broker non-vote” will occur with respect to each proposal for which you did not provide voting instructions to your broker, bank or other nominee.
A failure to provide instructions with respect to any of the proposals, and a broker non-vote with respect to the following proposals, will have (a) the effect of a vote “AGAINST” the Merger Agreement Proposal with respect to the approval threshold requiring the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL, and (b) no effect on the Golden Parachute Proposal or the Adjournment Proposal (so long as a quorum is present). For more information, see “The Special Meeting - Voting.”
Q.	If a stockholder gives a proxy, how are the shares of Company Common Stock voted?
A.
If you vote by proxy, regardless of the method you choose to submit a proxy, the individuals named on the enclosed proxy card, and each of them, with full power of substitution will vote your shares of Company Common Stock in the way that you indicate. When completing the Internet or telephone proxy processes or the proxy card, you may specify whether your shares of Company Common Stock should be voted “FOR” or “AGAINST,” or to “ABSTAIN” from voting on, all, some or none of the specific items of business to come before the Special Meeting.

If you properly execute your proxy card but do not mark the boxes indicating how your shares of Company Common Stock should be voted on a matter, the shares of Company Common Stock represented by your properly execute proxy will be voted “FOR” the Merger Agreement Proposal, “FOR” the Golden Parachute Proposal and “FOR” the Adjournment Proposal. For more information, see “The Special Meeting - How to Vote.”
Q.	Can I change or revoke my vote?
A.
Yes. You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by (1) submitting another proxy, including a proxy card, at a later date by telephone or on the Internet or by timely delivery of a validly executed, later-dated proxy, (2) giving written notice of revocation to the Secretary of the Company, which must be filed with our Secretary of the Company before the Special Meeting begins or (3) attending the Special Meeting and voting in person (which includes presence virtually at the Special Meeting). If, as of the Record Date, you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee, please refer to the information forwarded by your broker, bank or other nominee for procedures on revoking your proxy.

Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders    15

Only your last submitted proxy with respect to any shares will be considered. Please cast your vote “FOR” each of the proposals, following the instructions set forth on your enclosed proxy card or voting instruction form provided by your broker, bank or other nominee, as promptly as possible. For more information, see “The Special Meeting - Proxies and Revocation.”
Q.	What do I do if I receive more than one proxy or set of voting instructions?
A.
If, as of the Record Date, you hold shares of Company Common Stock as the beneficial owner of shares of Company Common Stock held in “street name,” or through more than one broker, bank or other nominee, and also directly as the stockholder of record or otherwise, you may receive more than one proxy card or voting instruction forms relating to the Special Meeting. These should each be executed and returned separately in accordance with the instructions provided in this proxy statement in order to ensure that all of your shares of Company Common Stock are voted.

Q.	Should I send in any evidence of ownership now?
A.
No. After the Merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your shares of Company Common Stock for the Merger Consideration. If you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee immediately prior to the Merger, you may receive instructions from your broker, bank or other nominee as to what action, if any, you need to take to effect the surrender of your shares of Company Common Stock in exchange for the Merger Consideration.

Q.	What happens if I sell my shares of Company Common Stock before the Special Meeting?
A.
The Record Date for stockholders entitled to vote at the Special Meeting is prior to both the date of the Special Meeting and the consummation of the Merger. If you transfer your shares of Company Common Stock before the Record Date, you will not be entitled to vote at the Special Meeting and will not be entitled to receive the Merger Consideration. If you transfer your shares of Company Common Stock after the Record Date but before the Special Meeting, you will, unless special arrangements are made, retain your right to vote at the Special Meeting, but will transfer the right to receive the Merger Consideration to the person to whom you transfer your shares of Company Common Stock. Unless special arrangements are made, the person to whom you transfer your shares of Company Common Stock after the Record Date will not have a right to vote those shares of Company Common Stock at the Special Meeting. For more information, see “The Special Meeting - How to Vote.” If you demand appraisal for any of your shares of Company Common Stock in connection with the Merger and subsequently transfer any such shares, you will lose your right to appraisal with respect to the shares that you have so transferred. For more information about appraisal rights, see “The Special Meeting - Appraisal Rights” and Annex D to this proxy statement.

Q.	Who will solicit and pay the cost of soliciting proxies?
A.
Eargo will pay for the entire cost of soliciting proxies. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, over the Internet or in person. Our directors, officers and employees will not be paid any additional amounts for soliciting proxies. For more information, see “The Special Meeting - Solicitation of Proxies; Payment of Solicitation Expenses.”

Q.	What is householding and how does it affect me?
A.
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

We do not “household” for any of our stockholders of record. However, brokers with account holders who are Eargo stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: 2665 North First Street, Suite 300, San Jose, California 95134. Stockholders who currently receive multiple copies of this proxy statement at their address and would like to request “householding” of their communications should contact their broker or (3) request from the Company at (650) 351-7700. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy statement or proxy card to a stockholder at a shared address to which a single copy of the documents was delivered. For more information, see “The Special Meeting - Where You Can Find More Information.”
16    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

Q:	What rights do I have to seek an appraisal of my shares of Company Common Stock?
A.
Each holder of shares of Company Common Stock will have the right to seek appraisal of the fair value of such holder’s shares of Company Common Stock as determined by the Delaware Chancery Court if the Merger is completed, but only if such holder does not vote such shares of Company Common Stock in favor of the Merger Agreement Proposal and otherwise complies with the statutory requirements and procedures for demanding and perfecting appraisal rights set forth in Section 262 of the DGCL, which is the appraisal rights statute applicable to Delaware corporations. Failure to follow precisely any of the statutory requirements and procedures may result in the loss of appraisal rights. A copy of Section 262 of the DGCL is included as Annex D to this proxy statement and is incorporated by reference in its entirety. The requirements and procedures are also summarized in this proxy statement. For more information about appraisal rights, see “The Special Meeting - Appraisal Rights” and Annex D to this proxy statement.

Q.	What are the material U.S. federal income tax consequences of the Merger to me?
A.
If you are a U.S. Holder (as defined below in “Special Factors - Material U.S. Federal Income Tax Consequences of the Merger”), receipt of cash in exchange for shares of Company Common Stock pursuant to the Merger generally will be a taxable transaction for U.S. federal income tax purposes. Generally, you will recognize gain or loss equal to the difference, if any, between the amount of cash you receive and the adjusted tax basis of your shares of Company Common Stock. If you are a Non-U.S. Holder (as defined below in “Special Factors - Material U.S. Federal Income Tax Consequences of the Merger”), you generally will not be subject to U.S. federal icnome tax on any gain recognized in connection with the Merger unless you have certain connections to the United States. However, the tax consequences of the Merger to you will depend on your particular circumstances, and you should consult your own tax advisors to determine how the Merger will affect you. For a more detailed summary of the tax consequences of the Merger, see the section below, “Special Factors - Material U.S. Federal Income Tax Consequences of the Merger.”

Q.	What do I need to do now?
A.
We urge you to read this proxy statement carefully, including its annexes and the documents referred to as incorporated by reference in this proxy statement, as well as the related Schedule 13e-3, including the exhibits thereto, filed with the SEC, and to consider how the Merger affects you. For more information, see “Where You Can Find More Information.”

Even if you plan to attend the Special Meeting, after carefully reading and considering the information contained in this proxy statement, please submit your proxy promptly to ensure that your shares of Company Common Stock are represented at the Special Meeting.
If you are a stockholder of record, please submit your proxy for your shares of Company Common Stock:
•	on the Internet, by following the Internet proxy instructions printed on the enclosed proxy card;
•	by telephone, using the telephone number printed on the enclosed proxy card; or
•	by mail, by marking the enclosed proxy card, dating and signing it, and returning it in the accompanying prepaid reply envelope.
If you decide to attend the Special Meeting and vote in person (which includes presence virtually at the Special Meeting), your vote in person (which includes presence virtually at the Special Meeting) at the Special Meeting will revoke any proxy previously submitted.
If, as of the Record Date, you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee, please refer to the instructions provided by your broker, bank or other nominee to see which of the above choices are available to you in order to have your shares of Company Common Stock voted.
For more information, see “The Special Meeting” and “Where You Can Find More Information.”
Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders    17

SPECIAL FACTORS
The following, together with the summary of the Merger Agreement set forth under the section titled “The Merger Agreement,” is a description of the material aspects of the Merger. While we believe that the following description covers the material aspects of the Merger, the description may not contain all of the information that is important to you. We encourage you to read carefully this entire document, including the Merger Agreement attached to this proxy statement as Annex A, for a more complete understanding of the Merger. The following description is subject to, and is qualified in its entirety by reference to, the Merger Agreement. You may obtain additional information without charge as described in the section titled “Where You Can Find More Information.”
We are asking our stockholders to consider and vote on the approval and adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into Eargo, with Eargo surviving as a wholly owned subsidiary of Parent. If the Merger is completed, the holders of shares of Company Common Stock immediately prior to the Merger (other than the Excluded Holders) will have the right to receive the Merger Consideration of $2.55 per share of Company Common Stock in cash, without interest, less any applicable tax witholding, subject to and in accordance with the terms and conditions set forth in the Merger Agreement.
Background of the Merger
The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. This chronology does not purport to catalogue every conversation of or among members of the Special Committee, the Board of Directors, Eargo’s management, Eargo’s advisors and representatives, Patient Square, the PSC Stockholder, the PSC Stockholder’s advisors and representatives, or any other parties.
As part of the ongoing evaluation of Eargo, the Eargo Board and management of Eargo regularly evaluate Eargo’s historical performance, competitive position, future growth prospects and overall strategic positioning in light of the then-current business and economic environments, as well as developments in the industry in which Eargo operates, and the opportunities and challenges facing participants in its industry. This review has included consideration of, and discussions with other companies from time to time regarding, industry developments and potential strategic alternatives, including business combinations and other strategic transactions.
On September 21, 2021, Eargo was informed that Eargo was the target of a criminal investigation by the United States Department of Justice (the “DOJ”) related to insurance reimbursement claims that Eargo submitted on behalf of Eargo customers covered by various federal employee health plans under the Federal Employee Health Benefits (“FEHB”) program. The investigation also pertained to Eargo’s role in customer reimbursement claim submissions to federal employee health plans (collectively, the “DOJ investigation”).
Between the time Eargo became aware of the DOJ investigation and the end of 2021, the Eargo Board and management’s efforts were primarily focused on the DOJ investigation and Eargo’s business and strategy in light of the DOJ investigation, including Eargo’s efforts to reduce cash burn. During this time, the Eargo Board met a total of 21 times.
In the first quarter of 2022, Patient Square proactively approached Eargo to express interest in a potential investment. Also in the first quarter of 2022, in response to Eargo’s financial condition, the Eargo Board conducted a review of Eargo’s strategic alternatives over the course of several months, which included consideration of a financing, potential sale, or liquidation. As a part of that review, Eargo and its representatives contacted 38 potential investors and entered into 19 confidentiality agreements with certain of those potential counterparties, with only Patient Square submitting a proposal.
By March 31, 2022, Eargo’s business and cash position had continued to deteriorate, and the Eargo Board determined that Eargo would likely need additional capital in the near term.
On April 29, 2022, Eargo entered into a civil settlement with the DOJ related to the DOJ Investigation, which included a $34.4M payment to the U.S. government. From the beginning of 2022 through the time Eargo entered into the settlement agreement, the Eargo Board met a total of 14 times where the primary focus of the meeting was the DOJ investigation. In four of those meetings, the Eargo Board also focused on Eargo’s need to raise additional capital due to its deteriorating financial condition.
On June 24, 2022, after completion of the Eargo Board’s review of strategic alternatives, Eargo entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with the PSC Stockholder, pursuant to which Eargo issued approximately $105.5 million in two tranches of senior secured convertible notes (the “Notes”) and agreed to conduct a rights offering for an aggregate of 18.75 million shares of common stock to stockholders at an offering price of $10.00 per share of common stock (the “Rights Offering”). Pursuant to the Rights Offering, which closed on November 23, 2022, Eargo sold an aggregate of approximately 2.9 million shares to Eargo’s existing stockholders, from which Eargo received net proceeds of $27.6 million, and, in accordance with the terms of the Note Purchase Agreement, the Notes converted into 15,821,299 shares of Eargo common stock, on a post-reverse stock split basis, representing approximately 76.3% of Eargo’s outstanding common stock as of the date of conversion.
18    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

SPECIAL FACTORS (continued)

During the first quarter of 2023, the Eargo Board held several meetings in the ordinary course and reviewed a range of matters, including Eargo’s strategic priorities, business model, strategic planning efforts and longer-term mission, the competitive landscape and insurance opportunities.
On May 18, 2023, at a meeting of the Eargo Board, Eargo management provided the Eargo Board with an update on the performance of Eargo’s business in the first quarter of 2023 (“Q1 2023”) and April 2023, including a recent downward trend in order volume. The Eargo Board discussed a range of strategies to reverse this recent trend and longer-term strategies for growth. The Eargo Board then discussed the Company’s liquidity position (including the ways to reduce Eargo’s costs) and the possibility of raising capital given the macroeconomic environment and the Company’s financial position. The Eargo Board then instructed Eargo management to present a cost reduction plan and an updated strategy plan to be discussed at the next Eargo Board meeting.
On May 30, 2023, at the next meeting of the Eargo Board, members of Eargo management provided the Eargo Board with an update on the performance of Eargo’s business since May 18, 2023, which showed marginal improvements in certain aspects of the business but a lack of improvement in the overall business. Eargo management then presented management’s proposed 2023 cost reduction plan. The Eargo Board then discussed Eargo’s projected liquidity and capital reserves, including cash on hand, assuming the adoption of the proposed cost reduction plan, the need to raise capital and the impact on Eargo’s priorities. The Eargo Board instructed management to prepare an updated cost reduction plan reflecting the Eargo Board’s feedback and additional consultation with other members of management.
On June 23, 2023, at the next meeting of the Eargo Board, the Eargo Board reviewed and approved the terms of Eargo’s separation of Christian Gormsen, Eargo’s then Chief Executive Officer, and approved the appointment of William Brownie, Chief Operating Officer, as Interim Chief Executive Officer to succeed Mr. Gormsen. Members of Eargo management then presented the updated 2023 cost reduction plan, which reflected feedback from the Eargo Board and discussions with management. Following discussion, the Eargo Board approved the updated 2023 cost reduction plan.
On August 15, 2023, at the next meeting of the Eargo Board, members of Eargo management provided the Eargo Board with an update on the performance of Eargo’s business in the second quarter of 2023 (“Q2 2023”) and July 2023, which showed a continued downward trend in Eargo’s financial performance.
In late August and early September 2023, members of the Eargo Board and management held several conversations among themselves regarding the challenges facing Eargo and the potential strategies to reverse the downward trends in performance.
On September 14, 2023, at the next meeting of the Eargo Board, the Eargo Board discussed the continued challenges faced by Eargo, the fact that the business of Eargo had continued to deteriorate since management’s update on Eargo’s business in Q1 2023 at the May 18, 2023 meeting of the Eargo Board and the concerns members of the Eargo Board had over the cash resources Eargo had on hand, despite the implementation of the 2023 cost reduction plan. After further discussion, given the challenges facing Eargo, the Eargo Board determined it was advisable to explore potential strategic alternatives available to Eargo (the “Potential Alternatives”). In light of the possibility that the PSC Stockholder would be interested in participating in one or more of the Potential Alternatives, the Eargo Board determined that it was advisable to form an ad hoc, independent special investment committee of the Eargo Board (the “Special Committee”) consisting of directors independent of the PSC Stockholder and not members of the management of Eargo, to review such Potential Alternatives.
On September 18, 2023, the Eargo Board, acting by unanimous written consent, approved resolutions authorizing the creation of the Special Committee and vested it with the full power and authority of the Eargo Board to consider, review, negotiate, assess and recommend the terms of various Potential Alternatives. The Eargo Board also, among other things, (i) resolved not to approve any Potential Alternative without a prior favorable recommendation of such Potential Alternative by the Special Committee and (ii) empowered the Special Committee to select and retain legal counsel, financial advisors, accountants and other advisors as the Special Committee deemed necessary to assist in discharging its responsibilities. The Eargo Board appointed Mr. Spence, David Wu and Katie J. Bayne to serve as the members of the Special Committee, each of whom was determined by the Eargo Board to (i) not be members of Eargo management, (ii) not be directly or indirectly affiliated or associated with, and to be independent of, the PSC Stockholder and its affiliates and (iii) not have an interest in a potential transaction other than an interest by virtue of owning Company Common Stock or other securities of Eargo.
During the weeks of September 18, 2023 and September 25, 2023, members of the Special Committee held calls with potential legal advisors to the Special Committee, including Davis Polk & Wardwell (“Davis Polk”).
On September 26, 2023, the Special Committee held a video conference meeting, which was attended, at the Special Committee’s request, by certain members of Eargo management. At the meeting, the Special Committee discussed engaging independent legal and financial advisors to the Special Committee.
Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders    19

SPECIAL FACTORS (continued)

On September 29, 2023, the Special Committee met again to discuss engaging independent legal and financial advisors to the Special Committee, including Davis Polk as counsel to the Special Committee. Later that day, the Special Committee determined to engage Davis Polk as counsel to the Special Committee.
On October 4, 2023, Davis Polk held video conference meetings with each of Donald Spence and David Wu to assess their relationships, if any, with the PSC Stockholder, its affiliates and Eargo management.
On October 9, 2023, the Special Committee and, at the request of the Special Committee, representatives of Davis Polk, interviewed three (3) potential financial advisors, including Perella Weinberg, regarding assisting the Special Committee in its evaluation of Potential Alternatives.
Later on October 9, 2023, the Special Committee held a video conference meeting, which was attended by representatives of Davis Polk. Representatives of Davis Polk reviewed with the Special Committee the findings of their meetings with each of Mr. Spence and Mr. Wu regarding their relationships, if any, with the PSC Stockholder, its affiliates or management. After further discussion, the Special Committee confirmed its preliminary determination that Mr. Spence and Mr. Wu were independent of the PSC Stockholder, and representatives of Davis Polk scheduled a separate meeting with Katie Bayne on October 11, 2023 to discuss Ms. Bayne’s independence. Representatives of Davis Polk then reviewed with the Special Committee the fiduciary duties of the Special Committee in connection with its review of Potential Alternatives and the Special Committee’s role in a potential transaction. The Special Committee then discussed the potential independent financial advisors to the Special Committee, including the relationship disclosures provided by each potential financial advisor describing any relationships between such financial advisor and other potential participants in a possible transaction, including the PSC Stockholder. After further discussion, the Special Committee determined that it was advisable and in the best interests of Eargo and its Unaffiliated Stockholders to engage Perella Weinberg as independent financial advisor to the Special Committee, in light of Perella Weinberg’s expertise in the industry in which Eargo operates, absence of relationships with the PSC Stockholder or its affiliates and knowledge of Eargo and its business (the Special Committee subsequently entered into an engagement letter with Perella Weinberg on October 19, 2023). Certain members of Eargo management then joined the meeting, at which time the Special Committee instructed Eargo management to prepare certain long-term financial projections for Eargo, which would likely be required for Perella Weinberg to undertake certain financial analyses in connection with the Special Committee’s review of Potential Alternatives.
On October 11, 2023, representatives of Davis Polk held a video conference meeting with Ms. Bayne to assess her relationships, if any, with the PSC Stockholder, its affiliates and Eargo management. The Special Committee subsequently confirmed its preliminary determination that Ms. Bayne was independent of the PSC Stockholder.
Later on October 11, 2023, the Special Committee held a video conference meeting with members of Eargo management and, at the request of the Special Committee, representatives of Davis Polk and Perella Weinberg, in order to review management’s long-term financial projections.
On October 13, 2023, the Special Committee held a video conference meeting, which was attended by representatives of Davis Polk. Representatives of Davis Polk informed the Special Committee of a call that Davis Polk had received from Ropes & Gray LLP (“Ropes”), counsel to the PSC Stockholder, regarding the possibility of a potential transaction between the PSC Stockholder and the Company, though no decision had been made by the PSC Stockholder regarding a transaction. The Special Committee then discussed the potential for Eargo to raise debt or equity financing in order to meet its capital needs and the difficulties in doing so. The Special Committee instructed Perella Weinberg to investigate whether any financing would be available to Eargo, as part of the Special Committee’s review of Eargo’s Potential Alternatives.
On October 16, 2023, Justin Sabet-Peyman, an Eargo director and representative of the PSC Stockholder, spoke to Mr. Spence via telephone. Mr. Sabet-Peyman explained that the PSC Stockholder had not made any decision to pursue a strategic transaction with Eargo but, if any decision was made by the PSC Stockholder to pursue a transaction, the PSC Stockholder believed it was very important, particularly in light of Eargo’s cash position, that a definitive agreement with respect to any such transaction be executed quickly because the Company’s challenged liquidity position and declining stock price could damage Eargo’s relationships with customers, suppliers, employees, and partners.
Later on October 16, 2023, the Special Committee held a video conference meeting, which was attended by representatives of Davis Polk and Perella Weinberg. Mr. Spence provided the Special Committee and its advisors with a summary of the call he had received from Mr. Sabet-Peyman earlier that evening.
20    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

SPECIAL FACTORS (continued)

On October 18, 2023, the Special Committee held a video conference meeting, which was attended by representatives of Davis Polk and Perella Weinberg and, at the request of the Special Committee, members of Eargo management. At the meeting, members of Eargo management reviewed with the Special Committee and its advisors management’s long-term financial projections and the differences to the long-term projections prepared by management in 2022.
On October 19, 2023, the Special Committee held a video conference meeting, which was attended by representatives of Davis Polk and Perella Weinberg. At the meeting, representatives of Perella Weinberg reviewed with the Special Committee an overview of the situation, the strategic alternatives potentially available to Eargo and Perella Weinberg’s preliminary financial analysis of Eargo. The Special Committee discussed with representatives of Perella Weinberg the viability of each of the Potential Alternatives, including the difficulty of obtaining equity financing given the prices at which Eargo stock was trading and the likelihood that third-party debt financing would not be available to Eargo on acceptable terms. Following further discussion, the Special Committee authorized representatives of Perella Weinberg to further investigate the possibility of obtaining debt financing, including by contacting Investment Firm A, a private investment fund, to determine its interest in providing financing to Eargo.
On October 23, 2023, a representative of the Special Committee spoke via telephone with representatives of Perella Weinberg to discuss the third-party financing options available to Eargo. Representatives of Perella Weinberg informed the representative of the Special Committee that it had received feedback from a debt broker that it was unlikely that debt financing would be available to Eargo. Following further discussion, the representative of the Special Committee, on behalf of the Special Committee, requested that representatives of Perella Weinberg continue investigating the possibility of obtaining debt financing.
On October 24, 2023, representatives of Ropes, counsel to the PSC Stockholder, spoke via telephone with representatives of Davis Polk. Representatives of Ropes indicated that, while the PSC Stockholder had not made any decision to pursue a transaction, if any decision was made by the PSC Stockholder to pursue a transaction, the PSC Stockholder believed it was very important, particularly in light of Eargo’s cash position, that a definitive agreement with respect to any such transaction be executed quickly.
Also on October 24, 2023, the Special Committee held a video conference meeting, which was attended by representatives of Davis Polk and Perella Weinberg. At the meeting, representatives of Perella Weinberg discussed with the Special Committee potential opportunities for Eargo to raise debt financing.
On October 26, 2023, Investment Firm A agreed to be bound by certain confidentiality restrictions in order to facilitate a discussion between representatives of Investment Firm A and representatives of Perella Weinberg regarding potential debt financing solutions for Eargo.
On the morning of October 27, 2023, the Special Committee received a non-binding indication of interest from the PSC Stockholder to acquire all of the outstanding shares of Company Common Stock that it did not own for $2.00 per share in cash, which represented a 25% premium to the closing price of Eargo Common Stock of $1.60 on October 26, 2023 (the “First Proposal”). The First Proposal stated that (i) the PSC Stockholder was only interested in buying Company Common Stock and would not be open to any scenario in which the PSC Stockholder would sell its Company Common Stock and (ii) the PSC Stockholder would not be willing to provide any additional financing to Eargo should it remain a publicly traded company. The PSC Stockholder’s proposal also stated that, in light of liquidity challenges facing Eargo, the proposal was contingent upon execution of a definitive agreement no later than market open on Monday, October 30, 2023. In addition to the First Proposal, the PSC Stockholder also delivered a draft merger agreement to the Special Committee, which was later on the same day delivered by Ropes to Davis Polk, along with a draft equity commitment letter.
Later on October 27, 2023, the Special Committee held a video conference meeting, which was attended by representatives of Davis Polk and Perella Weinberg. At the meeting, the Special Committee, with the assistance of representatives of Davis Polk and Perella Weinberg, reviewed the terms of the PSC Stockholder’s First Proposal, including the $2.00 per share in cash offer price, the fact the First Proposal was contingent on executing a definitive agreement prior to market open on October 30, 2023 and that the PSC Stockholder had indicated that it was unwilling to be a seller in any transaction. The Special Committee then asked the representatives of Perella Weinberg to provide an update on their discussions with Investment Firm A. Representatives of Perella Weinberg informed the Special Committee that it appeared that debt financing would not be a viable alternative for Eargo based on the feedback received from Investment Firm A. The Special Committee then discussed its assessment of the First Proposal and the appropriate response to the PSC Stockholder, including asking the PSC Stockholder for a so-called “go-shop” that would allow Eargo to solicit competing acquisition proposals following the signing of a definitive merger agreement coupled with a commitment from the PSC Stockholder to sell its shares of Company Common Stock if the Special Committee determined that a proposal received in the “go-shop” was superior to the PSC Stockholder’s proposal. Following further discussion, the Special Committee determined that it was advisable and in the best interests of Eargo and its stockholders (other than the PSC Stockholder and its affiliates) to reject the First Proposal on the basis the proposal undervalued Eargo. In addition, the Special Committee determined not to provide a counter-proposal and instructed representatives of Perella Weinberg to communicate to the PSC
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SPECIAL FACTORS (continued)

Stockholder that before even engaging in discussions, the PSC Stockholder would be required to put forth a more compelling offer given the Special Committee’s view that $2.00 per share was unacceptable. Promptly following the meeting, representatives of Perella Weinberg delivered the message to the PSC Stockholder that the First Proposal was not acceptable.
Later on October 27, 2023, Mr. Sabet-Peyman held a telephone call with representatives of Perella Weinberg. Mr. Sabet-Peyman communicated to representatives of Perella Weinberg a revised offer from the PSC Stockholder to acquire all of the shares of Company Common Stock it did not own for $2.25 per share in cash (the “Second Proposal”). Mr. Sabet-Peyman also informed representatives of Perella Weinberg that the PSC Stockholder was not willing to agree to a “go-shop” because of the distraction it would create for the Company, the risk that it would exacerbate the urgent challenges facing the Company’s business, and the high likelihood that it would not result in a more favorable outcome for shareholders or address the Company’s liquidity challenges. Representatives of Perella Weinberg promptly informed the Special Committee of the Second Proposal.
Promptly following receipt of the Second Proposal on October 27, 2023, the Special Committee held a video conference meeting, which was attended by representatives of Davis Polk and Perella Weinberg. At the meeting, the Special Committee discussed the Second Proposal in detail. The Special Committee and its advisors discussed the potential benefit of a “go-shop” and the fact that, in order for the “go-shop” to be most effective, it would need to be combined with a commitment from the PSC Stockholder to sell its shares of Company Common Stock if the Special Committee determined that a proposal received in the “go-shop” was superior to the PSC Stockholder’s proposal. Following further discussion, the Special Committee agreed to reconvene the following morning and directed representatives of Perella Weinberg to perform further financial analysis on the Second Proposal and representatives of Davis Polk to review the draft merger agreement and to prepare a list of key issues contained therein.
On the morning of October 28, 2023, the Special Committee held a video conference meeting, which was attended by representatives of Davis Polk and Perella Weinberg. At the meeting, representatives of Perella Weinberg reviewed with the Special Committee an updated preliminary financial analysis of the PSC Stockholder’s Second Proposal. The Special Committee then discussed, among other matters, the financial condition of Eargo and the relative advantages and disadvantages of responding to the PSC Stockholder with a counter-proposal. The Special Committee then discussed the timing of its response to the PSC Stockholder. The Special Committee, mindful of the fact the PSC Stockholder’s proposal was contingent on entering into a definitive agreement before market open on Monday October 30, 2023, determined that it was advisable and in the best interests of Eargo’s stockholders (other than the PSC Stockholder and its affiliates) to communicate to the PSC Stockholder that it would be willing to accept a price of $2.85 in cash per share of Common Stock. In addition, the Special Committee instructed representatives of Perella Weinberg to communicate to the PSC Stockholder the Special Committee’s feedback on certain key points in the draft merger agreement, including (i) the Special Committee’s request for the merger agreement to include a “go-shop”, together with a commitment from the PSC Stockholder to support a superior proposal if such a superior proposal was presented to Eargo and recommended by the Special Committee, (ii) that a so-called “force-the-vote” provision was not acceptable and (iii) the size of the termination fee payable by Eargo under certain circumstances.
Later on the morning of October 28, 2023, representatives of Perella Weinberg spoke by telephone with Mr. Sabet-Peyman to convey the Special Committee’s counter-proposal and positions on certain key points in the draft merger agreement. Mr. Sabet-Peyman explained that $2.85 was not acceptable to the PSC Stockholder but that it might be possible to increase the offer price.
Later on October 28, 2023, Mr. Sabet-Peyman held a second telephone call with representatives of Perella Weinberg. Mr. Sabet-Peyman communicated to representatives of Perella Weinberg the PSC Stockholder’s revised proposal to acquire all of the outstanding shares of Company Common Stock that it did not own for $2.55 per share in cash (the “Final Proposal”). Mr. Sabet-Peyman informed representatives of Perella Weinberg that this was the PSC Stockholder’s best and final offer and under no circumstances would the PSC Stockholder entertain a transaction at a higher price. Mr. Sabet-Peyman explained that while certain of the issues in the merger agreement were likely acceptable, the PSC Stockholder would not agree to a “go-shop” under any circumstances, nor was the PSC Stockholder interested in selling its stake in Eargo. Mr. Sabet-Peyman also informed representatives of Perella Weinberg that the Final Proposal was contingent on execution of a definitive agreement no later than market open on Monday, October 30, 2023. Representatives of Perella Weinberg promptly updated the Special Committee regarding this conversation.
Also on October 28, 2023, representatives of Davis Polk and Ropes held a conference call at the request of Ropes to discuss certain terms of the proposed merger agreement. Representatives of Ropes explained that the PSC Stockholder was not willing to agree to a go-shop, reiterating that the PSC Stockholder was not interested in any transaction in which the PSC Stockholder would sell its shares of Company Common Stock, but indicated that the PSC Stockholder would consider (i) removing the so-called “force-the-vote” provision, (ii) reducing the size of the Company Termination Fee, and (iii) entering into a voting and support agreement in support of the Merger.
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SPECIAL FACTORS (continued)

Later that day, the Special Committee held a video conference meeting, which was attended by representatives of Davis Polk and Perella Weinberg. At the meeting, the Special Committee, with the assistance of representatives of Perella Weinberg and Davis Polk, reviewed the Final Proposal in detail. The Special Committee discussed in detail the preliminary financial analyses previously provided by Perella Weinberg. The Special Committee discussed the financial condition of Eargo and the risk that, by not accepting the Final Proposal or making a counter-proposal to the PSC Stockholder, the PSC Stockholder would withdraw its Final Proposal. The Special Committee also discussed the possibility of soliciting competing offers to acquire the Company but concluded that, given the PSC Stockholder had made clear it would not sell its shares under any circumstances and that the PSC Stockholder owned 76.2% of Eargo’s outstanding common stock, this was futile. Following discussion, representatives of the Special Committee decided that Mr. Spence should call representatives of the PSC Stockholder and inform the PSC Stockholder that the Special Committee had not agreed to the $2.55 per share price and encourage the PSC Stockholder to increase its offer. The Special Committee also instructed Davis Polk to deliver a revised draft of the merger agreement to Ropes reflecting the Special Committee’s feedback, which Davis Polk did later on October 28, 2023. The revised draft of the merger agreement did not contain a “go-shop”, but did (i) remove the so-called “force-the-vote” provision, (ii) reduce the size of the Company Termination Fee and (iii) provide for the PSC Stockholder to enter into a voting and support agreement in support of the Merger.
Later on the evening of October 28, 2023, Mr. Spence and Mr. Sabet-Peyman held a telephone call at Mr. Spence’s request, during which Mr. Spence delivered the message authorized by the Special Committee. Mr. Sabet-Peyman confirmed the PSC Stockholder’s Final Proposal of $2.55 per share in cash was its best and final offer and the PSC Stockholder would not increase it under any circumstances.
Later that night, the Special Committee held a video conference meeting, which was attended by representatives of Davis Polk and Perella Weinberg. At the meeting, Mr. Spence informed the Special Committee and its representatives of the call he had had with Mr. Sabet-Peyman on which Mr. Sabet-Peyman confirmed that the PSC Stockholder would not increase its offer price, nor would the PSC Stockholder be interested in selling its stake in Eargo. The Special Committee, together with its advisors, discussed the pros and cons of the Final Proposal, as compared to continuing to operate Eargo as a public company, and whether there was any ability to get the PSC Stockholder to increase its offer. After discussion, the Special Committee determined that, although it appeared unlikely that the PSC Stockholder would increase its offer, the Special Committee was not willing, at this time, to accept the Final Proposal. The Special Committee then instructed Davis Polk to continue to progress the draft of the merger agreement while the members of the Special Committee continued to consider the price offered by the PSC Stockholder.
On the night of October 28, 2023, Davis Polk delivered to Ropes a revised draft of the merger agreement and a draft voting and support agreement. Later that night, Ropes delivered to Davis Polk a revised equity commitment letter and a draft limited guarantee. The revised draft of the merger agreement delivered by Ropes accepted the removal of the so-called “force-the-vote” provision, (ii) accepted the reduced size of the Company Termination Fee, and (iii) accepted that the PSC Stockholder would enter into a voting and support agreement in support of the merger.
During the course of the day on October 29, 2023, Ropes and Davis Polk exchanged multiple revised drafts of the merger agreement, equity commitment letter, limited guarantee, voting and support agreement and disclosure schedules, and held telephonic discussions related thereto in order to finalize the remaining terms of the merger agreement and related documents.
Also during the course of the day on October 29, 2023, the members of the Special Committee had various discussions amongst themselves about the Final Proposal as compared to continuing to operate Eargo as a public company, including in light of Eargo’s financial performance, its cash resources and the recent and historical trading prices of Eargo’s common stock. In light of the challenges facing Eargo, including the difficulty of obtaining equity financing given the prices at which Eargo stock was trading, the fact that third-party debt financing did not appear to be available to Eargo and the fact that the PSC Stockholder was unwilling to be a seller in any transaction, the Special Committee determined that it was in the best interests of Eargo and its Unaffiliated Stockholders to accept the Final Proposal, subject to finalization of the merger agreement and the related documents on terms favorable to Eargo. Promptly following the Special Committee’s decision, Mr. Spence delivered the message to Mr. Sabet-Peyman that the Special Committee was inclined to accept the price proposed in the Final Proposal, subject to finalization of the merger agreement and the related documents on terms favorable to Eargo.
On the evening of October 29, 2023, the Special Committee held a video conference meeting, which was attended by representatives of Davis Polk and Perella Weinberg. At the meeting, Davis Polk led a discussion with the Special Committee regarding the fiduciary duties of the Special Committee members in connection with the proposed transaction. Davis Polk then reviewed with the Special Committee the key terms and conditions of the Merger Agreement and the transactions contemplated thereby, including the Merger. Representatives of Perella Weinberg then reviewed with the Special Committee Perella Weinberg’s financial analysis of the proposed Merger and orally delivered its opinion to the effect that, based upon and subject to the various assumptions made, procedures
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SPECIAL FACTORS (continued)

followed, matters considered and qualifications and limitations set forth in its written opinion, the Merger Consideration to be received by the holders of outstanding shares of Company Common Stock (other than holders of Excluded Shares) in the Merger pursuant to the Merger Agreement was fair, from a financial point of view, to such holders. For a detailed discussion of Perella Weinberg’s opinion, please see “Special Factors - Opinion of the Special Committee’s Financial Advisor.” After further discussion, the Special Committee unanimously recommended that the Eargo Board (i) determine the Merger Agreement and the transactions contemplated thereby, including the Merger, advisable and fair to, and in the best interests of, Eargo and the Unaffiliated Stockholders, (ii) approve and declare advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) resolve to recommend that the Eargo stockholders vote to adopt and approve the Merger Agreement in accordance with the DGCL and (iv) direct that the Merger Agreement be submitted to the Eargo stockholders for adoption thereby.
Later on the evening of October 29, 2023, following the meeting of the Special Committee, the Eargo Board held a video conference meeting, which was attended by representatives of Davis Polk and Perella Weinberg, as well as Mr. Sabet-Peyman, whose presence was required for purposes of establishing a quorum, but who stated that he would abstain from voting on any matter relating to the merger, the Merger Agreement or the transactions contemplated thereby. After discussion, and based on the unanimous recommendation of the Special Committee, the members of Eargo Board voting (and not abstaining) then unanimously (i) determined the terms and conditions of the Merger Agreement and the transactions contemplated thereby, including the Merger, advisable and fair to, and in the best interests of, Eargo and the Unaffiliated Stockholders, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) resolved to recommend that the Eargo stockholders approve the adoption of the Merger Agreement in accordance with the DGCL and (iv) directed that the Merger Agreement be submitted to the Eargo stockholders for adoption thereby.
On October 30, 2023, before the markets opened, Eargo announced that it had entered into the Merger Agreement.
Purpose and Reasons of Eargo for the Merger; Recommendation of the Eargo Board and the Special Committee; Fairness of the Merger
On September 18, 2023, the Eargo Board, acting by unanimous written consent, approved resolutions establishing the Special Committee, consisting of independent and disinterested directors Donald Spence, David Wu and Katie J. Bayne, each of whom is independent of the PSC Stockholder and its affiliates and not members of the management of Eargo. Pursuant to the resolutions, the Special Committee was delegated the full power and authority of the Eargo Board to the fullest extent permitted by law to, among other things, take any and all actions on behalf of the Eargo Board it deemed appropriate or necessary to accomplish its functions, including, but not limited to, engaging its own independent outside counsel; reviewing the material facts related to potential strategic alternatives available to Eargo (the “Potential Alternatives”); negotiating the terms of a Potential Alternative on behalf of Eargo; determining whether the terms and conditions of any such Potential Alternative were fair, just and reasonable to Eargo and its stockholders (including the stockholders not affiliated with the the PSC Stockholder) and whether it was in the best interests of Eargo to enter into any such Potential Alternative.
On October 29, 2023, the Special Committee unanimously recommended that the Eargo Board (i) determine the Merger Agreement and the transactions contemplated thereby, including the Merger, advisable and fair to, and in the best interests of, Eargo and the Unaffiliated Stockholders, (ii) approve and declare advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) resolve to recommend that the Eargo stockholders vote to adopt and approve the Merger Agreement in accordance with the DGCL and (iv) direct that the Merger Agreement be submitted to the Eargo stockholders for adoption thereby.
Also on October 29, 2023, based on the unanimous recommendation of the Special Committee, the members of Eargo Board voting (and not abstaining) then unanimously (i) determined the terms and conditions of the Merger Agreement and the transactions contemplated thereby, including the Merger, advisable and fair to, and in the best interests of, Eargo and the Unaffiliated Stockholders, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) resolved to recommend that the Eargo stockholders approve the adoption of the Merger Agreement in accordance with the DGCL and (iv) directed that the Merger Agreement be submitted to the Eargo stockholders for adoption thereby.
Accordingly, the Eargo Board recommends that you vote “FOR” the Merger Agreement Proposal, “FOR” the Golden Parachute Proposal and “FOR” the Adjournment Proposal.
24    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

SPECIAL FACTORS (continued)

In reaching its recommendation, the Special Committee consulted with and received the advice of its independent financial and legal advisors and discussed certain matters with Eargo’s management team. The following are the material factors that supported the Special Committee’s recommendation that the Eargo Board approve the Merger Agreement and the transactions contemplated thereby, including the Merger (which are not necessarily presented in order of relative importance):
•
the consideration of $2.55 per share to be received by Eargo stockholders in the Merger represents a significant premium over the market prices at which shares of Company Common Stock had previously traded prior to the announcement and execution of the Merger Agreement, including the fact that the consideration of $2.55 per share represented a premium of approximately 52% over Eargo’s closing share price of Company Common Stock on October 27, 2023, the last trading day prior to the announcement of the Merger Agreement and a premium of approximately 36% over the 30-day volume weighted average share price of Company Common Stock for the period ended October 27, 2023;

•
the proposed Merger Consideration is all cash, so that the transaction provides stockholders of Eargo certainty of value for their shares of Company Common Stock, especially when viewed against Eargo’s competitive positioning and prospects as a standalone company, taking into account the costs, risks and uncertainties associated with continuing to operate independently as a public company, including:

•
the competitive nature of the industry in which Eargo operates, including the increasing competition faced by Eargo from significantly larger competitors with significantly greater resources and new or improved products and distribution strategies than Eargo;

•	Eargo’s negative cash flows and current lack of financial resources, which raises substantial doubt as to Eargo’s ability to reach a cash flow break-even point;
•
the large amount of capital required to maintain and grow the business, and Eargo’s inability to raise additional funding to meet operational needs, which, given Eargo’s cash position, may lead Eargo to limit or cease its operations and/or liquidiate its assets;

•
Eargo’s limited operating history and significant growth in a short period of time, which may materially and adversely affect Eargo’s business and growth prospects if Eargo is unable to manage the business and ancitipated growth effectively;

•
Eargo’s opportunities for growth, including accessing potential insurance coverage for its hearing aids, may not materialize in sufficient volume to meaningfully restore or expand Eargo’s insurance-based business;

•	Eargo’s history of net losses and expectation that it will incur additional substantial losses in the foreseeable future;
•	the current and historical prices of the Company Common Stock, and the continuing uncertainty and volatility in the equity markets;
•
the inherent uncertainty of attaining management’s financial projections, including the fact that Eargo’s actual financial results in future periods could differ materially from the projected results described in “Certain Unaudited Prospective Financial Information;”

•	the current and projected financial condition and results of operations of Eargo, including the risks to achieving its projections and long-term results;
•
changes in the regulatory landscape for hearing aid devices, which could materially impact Eargo’s direct-to-consumer and omni-channel business models and lead to increased regulatory requirements, including requirements to seek additional clearance or approval for Eargo’s products; and

•
absent the consummation of the transactions contemplated by the Merger Agreement, the risk that Eargo would not have a sufficient cash or cash equivalents balance or available financing to achieve management’s strategic plan and thus could face a further decrease in Eargo’s stock price and near-term liquidity pressure.

•	the fact that all holders of Company Common Stock would receive the same consideration;
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SPECIAL FACTORS (continued)

•
that the Special Committee was able to negotiate an effective increase in the Merger Consideration of $0.55 per share from the per share consideration offered in the PSC Stockholder’s October 27, 2023 offer letter, representing an increase of approximately 27.5%, notwithstanding the anticipated challenges to the business described above;

•
the belief of the Special Committee that the Merger Consideration was the highest price that could reasonably be obtained from Parent and that further negotiations (including not entering into the Merger Agreement before market open on October 30, 2023, as required by Parent) would create a risk of causing Parent to abandon the transaction altogether or materially delay the entry into a definitive agreement for the transaction;

•
during the course of 2022, the Eargo Board, with the assistance of its financial and legal advisors, had explored and evaluated various potential strategic alternatives, including a financing, potential sale of Eargo, or liquidation, with only the PSC Stockholder submitting a proposal;

•
the fact that the PSC Stockholder stated in its October 27, 2023 offer letter and repeated thereafter that the PSC Stockholder was not interested in selling its approximately 76.2% stake in Eargo to a third party;

•
the fact that the PSC Stockholder stated in its October 27, 2023 offer letter and repeated thereafter that the PSC Stockholder was not willing to provide any additional financing to Eargo should it remain a publicly traded company;

•
the Special Committee’s belief that (i) Eargo would require additional financing and that, without additional financing, there would be no viable path to Eargo reaching a cash flow break-even point by 2028, and (ii) given Eargo’s business and prospects, the competitive landscape and current macroeconomic environment, it would be difficult for Eargo to obtain equity financing given the prices at which Eargo stock was trading and the likelihood that third-party debt financing would not be available to Eargo on acceptable terms;

•
the fact that Parent provided the Equity Commitment Letter, which provided committed equity financing in an amount sufficient to pay the entire Merger Consideration and no debt financing was required in connection with the Merger;

•	the fact that the Special Committee received advice and assistance from experienced legal and financial advisors;
•	the fact that Eargo’s management directly and regularly provided the Special Committee with their perspectives on Eargo’s business and current industry developments;
•
the likelihood that the Merger would be completed, based on, among other things, the limited number and nature of the conditions to completion of the Merger, including the fact there is no financing condition and there are no required regulatory approvals; and

•
the financial analyses and oral opinion of Perella Weinberg rendered to the Special Committee on October 29, 2023, which was subsequently confirmed by delivery of a written opinion addressed to the Special Committee, to the effect that, as of such date, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations upon the review undertaken by Perella Weinberg as set forth in its written opinion, the Merger Consideration to be received by the holders of outstanding shares of Company Common Stock (other than holders of Excluded Shares) in the Merger pursuant to the Merger Agreement was fair, from a financial point of view, to such holders, as more fully described below in the section of this proxy statement entitled “Special Factors - Opinion of the Special Committee’s Financial Advisor.”

The Special Committee also considered the factors discussed below, relating to the procedural safeguards that it believes were and are present to ensure the fairness of the Merger to the Unaffiliated Stockholders. The Special Committee believes such factors support its determinations and recommendations and provide assurance of the procedural fairness of the Merger:
•
the authority granted to the Special Committee by the Eargo Board to retain its own legal and financial advisors, to consider all Potential Alternatives, and to negotiate the terms and conditions of the definitive agreement with respect to the transaction, or to determine not to pursue any transaction involving the PSC Stockholder, and the fact that Parent committed not to proceed with the transaction without a favorable recommendation from the Special Committee;

•
the fact that prior to the Effective Time of the Merger, the Merger Agreement prohibits (i) the Eargo Board from dissolving or dismantling the Special Committee, or revoking or diminishing the authority of the Special Committee, and (ii) Parent, Merger Sub and their affiliates (including the PSC Stockholder) from removing any director of the Eargo Board that is a member of the Special Committee either as a member of the Eargo Board or the Special Committee (other than for cause);

26    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

SPECIAL FACTORS (continued)

•
that the Special Committee consists solely of directors who are best positioned and able to evaluate and negotiate a transaction between Eargo and the PSC Stockholder on behalf of the Unaffiliated Stockholders of Eargo;

•
that the compensation provided to the members of the Special Committee in respect of their services was not contingent on the Special Committee approving the Merger Agreement and taking the other actions described in this proxy statement;

•	that the Special Committee held fourteen formal meetings to discuss and evaluate a potential transaction and each member of the Special Committee was actively engaged in the process;
•
that the Special Committee retained and received the advice of (i) its own independent financial advisor, being Perella Weinberg and (ii) its own independent legal advisor, being Davis Polk & Wardwell;

•
that the financial and other terms and conditions of the proposed transaction were the product of extensive negotiations between the Special Committee, with the assistance of its financial and legal advisors, on the one hand, and Parent and its representatives, on the other hand;

•	that under the DGCL, stockholders have the right to demand appraisal of their shares of the Company Common Stock, as discussed in the section entitled “Appraisal Rights” of this proxy statement; and
•	the fact that the Special Committee made its evaluation of the Merger Agreement and the Merger based upon the factors discussed in this proxy statement.
The Special Committee, in consultation with its legal, financial and other advisors, also considered the following specific aspects of the Merger Agreement (which are not necessarily presented in order of relative importance):
•
the Special Committee’s belief that the terms of the Merger Agreement, including Eargo’s representations, warranties and covenants and the conditions to each party’s obligations, are reasonable in the circumstances and include the most favorable terms to Eargo, in the aggregate, to which the PSC Stockholder was willing to agree;

•	if the Merger is not completed on or before the outside date under certain circumstances described in this proxy statement, Parent will be liable to pay Eargo certain damages and enforcement expenses;
•
Eargo’s ability, under certain circumstances, and subject to certain conditions, to furnish information to and to conduct negotiations with a third party that makes an unsolicited bona fide written proposal for a business combination or acquisition of Eargo that is reasonably likely to lead to a superior proposal, even if the PSC Stockholder would ultimately need to support any such transaction for it to be executable;

•
the Special Committee, subject to certain conditions, has the right to (i) change its recommendation of the Merger in response to a proposal to acquire Eargo that is superior to the Merger or an intervening event with respect to Eargo or (ii) terminate the Merger Agreement to enter into a definitive agreement providing for an acquisition of Eargo that is superior to the Merger, in each case, if the Special Committee determines that failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties to Eargo’s stockholders; and

•	the outside date under the Merger Agreement of April 29, 2024 allows for sufficient time to complete the Merger.
In the course of its deliberations, the Special Committee also considered a variety of risks, uncertainties and other potentially negative factors, including the following (which are not necessarily presented in order of relative importance):
•	the fact that the closing of the Merger is not conditioned upon the receipt of the affirmative vote of a majority of the Unaffiliated Stockholders to adopt the Merger Agreement;
•
the risk that the Merger may not be completed despite the parties’ efforts or that completion of the Merger may be delayed, even if the requisite approvals are obtained from Eargo stockholders, including the possibility that conditions to the parties’ obligations to complete the Merger may not be satisfied, and the potential resulting disruptions to Eargo’s business and operations;

•
that the Merger Agreement precludes Eargo from (i) actively soliciting alternative acquisition proposals and (ii) engaging with a third party with respect to, or discussing or negotiating, any unsolicited alternative acquisition proposal (other than an unsolicited bona fide written Acquisition Proposal that is reasonably likely to lead to a superior proposal);

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SPECIAL FACTORS (continued)

•
the amount of time it could take to complete the Merger, the potential for diversion of management focus for an extended period and employee attrition, the potential inability to hire new employees and the possible adverse effects of the announcement and pendency of the transactions on customers, providers, vendors, regulators and other business relationships, and the communities in which Eargo operates, in particular if the Merger is not completed;

•
that the Unaffiliated Stockholders will have no ongoing equity participation in Eargo following the Merger and that those stockholders will cease to participate in Eargo’s future earnings or growth, if any, and will not benefit from increases, if any, in the value of the Company Common Stock;

•
the possibility that, at some future time, Parent could sell some or all of Eargo or its securities, businesses or assets to one or more purchasers at a valuation higher than the valuation implied by the Merger Consideration, and that the Unaffiliated Stockholders would not be able to participate in or benefit from such a sale;

•	the risk of litigation arising from stockholders in respect of the Merger Agreement or the transactions contemplated thereby;
•
the fact that certain of Eargo’s directors and executive officers may receive certain benefits that are different from, and in addition to, those of Eargo’s other stockholders (see “Interests of Executive Officers and Directors of Eargo in the Merger”); and

•	the risks of the type and nature described in the sections titled “Cautionary Statement Concerning Forward-Looking Information.”
The Special Committee considered all of these factors as a whole and concluded that the uncertainties, risks and potentially negative factors relevant to the transactions were outweighed by the potential benefits that it expected Eargo stockholders would achieve as a result of the Merger. The foregoing discussion of the information and factors considered by the Special Committee is not exhaustive. In view of the wide variety of factors considered by the Special Committee in connection with its evaluation of the Merger and the complexity of these matters, the Special Committee did not consider it practical to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors that it considered in reaching its decision. In considering the factors described above and any other factors, the individual members of the Special Committee may have viewed factors differently or given different weight or merit to different factors.
The Special Committee did not specifically consider the liquidation value or the net book value of Eargo in its evaluation of the Merger, because of its belief that neither liquidation value nor net book value presents a meaningful valuation for Eargo and its business, as Eargo’s value is derived from the cash flows to be generated from its continuing operations rather than from the value of assets that might be realized in a liquidation or from net book value which is significantly influenced by historical costs. In addition, the Special Committee did not conduct a separate going-concern valuation of Eargo because the financial analyses presented by Perella Weinberg, as more fully described in the sections titled “Special Factors - Opinion of the Special Committee’s Financial Advisor”, contained financial analyses of the cash flows to be generated by Eargo’s continuing operations and the Special Committee believed these analyses to be a form of a going concern valuation.
In considering the recommendation of the Eargo Board that the Eargo stockholders vote to approve the Merger Agreement Proposal, the Golden Parachute Proposal and the Adjournment Proposal, Eargo stockholders should be aware that the officers, directors and employees of Eargo may have certain interests, including financial interests, in the Merger that may be different from, or in addition to, the interests of Eargo stockholders generally. See “Interests of Executive Officers and Directors of Eargo in the Merger.”
The foregoing discussion of the information and factors considered by the Eargo Board is forward-looking in nature. This information should be read in light of the factors described in the section entitled “Cautionary Statement Concerning Forward-Looking Information.”
Opinion of the Special Committee’s Financial Advisor
The Special Committee retained Perella Weinberg to act as its financial advisor in connection with the Merger, pursuant to an engagement letter dated October 19, 2023. The Special Committee requested that Perella Weinberg evaluate the fairness, from a financial point of view, to the holders of outstanding shares of Company Common Stock (other than holders of Excluded Shares) of the Merger Consideration to be received by such holders in the Merger pursuant to the Merger Agreement. On October 29, 2023, Perella Weinberg rendered to the Special Committee its oral opinion, subsequently confirmed in writing, to the effect that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, the Merger Consideration to be received by the holders of outstanding shares of Company Common Stock (other than holders of Excluded Shares) in the Merger pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.
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SPECIAL FACTORS (continued)

The full text of Perella Weinberg’s written opinion, dated October 29, 2023, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Perella Weinberg, is attached as Annex C to this proxy statement and is incorporated by reference herein. Perella Weinberg’s opinion was addressed to and provided for the information and assistance of the Special Committee, in its capacity as such, in connection with, and for the purpose of, the Special Committee’s evaluation of the Merger Consideration from a financial point of view, and does not address any other term, aspect or implication of the Merger Agreement or the Merger. Perella Weinberg’s opinion does not address the underlying business decision by the Special Committee or the Company to engage in the Merger nor the relative merits of the Merger compared with any alternative transactions or business strategies. Perella Weinberg’s opinion was not intended to be and does not constitute a recommendation to any holder of shares of Company Common Stock as to how such holder should vote or otherwise act with respect to the Merger or any other matter. Perella Weinberg’s opinion does not in any manner address the prices at which shares of Company Common Stock will trade at any time. In addition, Perella Weinberg expressed no opinion as to the fairness of the Merger to, or any consideration received in connection with the Merger by, the holders of any other class of securities, creditors or other constituencies of the Company (including the PSC Stockholder). The description of Perella Weinberg’s opinion set forth below is qualified in its entirety by reference to the full text of the opinion.
In arriving at its opinion, Perella Weinberg, among other things:
•	reviewed certain publicly available financial statements and other publicly available business and financial information with respect to the Company;
•
reviewed certain internal financial statements, analyses and forecasts (the “Company Forecasts”) (see “Special Factors - Certain Unaudited Prospective Financial Information.”) and other internal financial information and operating data relating to the business of the Company, including certain assumptions regarding the Company’s ability to raise sufficient capital to operate on a standalone basis in accordance with the Company’s business plan, in each case, prepared by management of the Company and approved for Perella Weinberg’s use by management of the Company;

•
discussed the past and current business, operations, financial condition and prospects of the Company with senior management of the Company, the Special Committee of the Board of Directors of the Company, and other representatives and advisors of the Company;

•
discussed with members of the senior management of the Company their assessment of the strategic rationale for, and the potential benefits of, the Merger, including, without limitation, such senior management’s views of the operational and financial risks and uncertainties attendant with not pursuing the Merger;

•	compared the financial performance of the Company with that of certain publicly traded companies that Perella Weinberg believed to be generally relevant;
•	reviewed the historical trading prices and trading activity for the Company Common Stock;
•	participated in discussions among representatives of the Company and Parent and their respective advisors;
•	reviewed a draft of the Merger Agreement dated October 29, 2023; and
•	conducted such other financial studies, analyses and investigations, and considered such other factors, as Perella Weinberg deemed appropriate.
For purposes of Perella Weinberg’s opinion, Perella Weinberg assumed and relied upon, without assuming any responsibility for independent verification, the accuracy and completeness of all of the financial, accounting, legal, tax, regulatory and other information provided to, discussed with or reviewed by Perella Weinberg (including information that was available from public sources) and Perella Weinberg further relied upon the assurances of management of the Company that they were not aware of any facts or circumstances that would make such information inaccurate or misleading in any material respect. With respect to the Company Forecasts, Perella Weinberg was advised by management of the Company and assumed, with the Company’s consent, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Company as to the future financial performance of the Company, assuming the Company would raise and have sufficient capital to operate on a standalone basis in accordance with the Company’s business plan underlying such Company Forecasts, and the other matters covered thereby and Perella Weinberg expressed no view as to the reasonableness of the Company Forecasts or the assumptions on which they were based. Perella
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SPECIAL FACTORS (continued)

Weinberg did not assume any obligation to conduct, nor did Perella Weinberg conduct, any physical inspection of the properties or facilities of the Company or any other party. In addition, Perella Weinberg did not evaluate the solvency of any party to the Merger Agreement, or the impact of the Merger thereon, including under any applicable laws relating to bankruptcy, insolvency or similar matters.
Perella Weinberg assumed that the final Merger Agreement would not differ from the draft of the Merger Agreement reviewed by Perella Weinberg in any respect material to its analysis or opinion. Perella Weinberg also assumed that (i) the representations and warranties of all parties to the Merger Agreement and all other related documents and instruments that are referred to therein were true and correct in all respects material to Perella Weinberg’s analysis and its opinion, (ii) each party to the Merger Agreement and such other related documents and instruments would fully and timely perform all of the covenants and agreements required to be performed by such party in all respects material to Perella Weinberg’s analysis and its opinion, and (iii) the Merger would be consummated in a timely manner in accordance with the terms set forth in the Merger Agreement, without any modification, amendment, waiver or delay that would be material to Perella Weinberg’s analysis or its opinion. Perella Weinberg also assumed, at the Company’s direction, that (a) given the Company’s current cash position and anticipated cash needs for continuing operating activities, the Company anticipated that it would exhaust its remaining cash resources sometime during the second or third quarter of fiscal year 2024 if the Company cannot obtain equity or debt financing sufficient for the continuing operations of the Company on terms acceptable to the Company prior to such time, and the Company was uncertain as to whether it would be able to obtain such a financing, and (b) absent the proposed Merger, such a financing or another strategic transaction, the Company would have no alternative other than to file for bankruptcy and/or liquidate. Perella Weinberg did not conduct an evaluation of the recovery, if any, the holders of Company Common Stock would receive in connection with any such bankruptcy or liquidation. In addition, Perella Weinberg assumed that in connection with the receipt of all approvals and consents required in connection with the proposed Merger, no delays, limitations, conditions or restrictions would be imposed that would be material to Perella Weinberg’s analysis.
Perella Weinberg’s opinion addressed only the fairness from a financial point of view, as of the date thereof, to the holders of Company Common Stock (other than holders of Excluded Shares) of the Merger Consideration to be received by such holders in the proposed Merger pursuant to the Merger Agreement. Perella Weinberg was not asked to, nor did Perella Weinberg, offer any opinion as to any other term of the Merger Agreement or any other document contemplated by or entered into in connection with the Merger Agreement, the form or structure of the Merger or the likely timeframe in which the Merger would be consummated. In addition, Perella Weinberg expressed no opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any party to the Merger Agreement, or any class of such persons, whether relative to the Merger Consideration or otherwise. Perella Weinberg expressed no opinion as to the fairness of the Merger to the holders of any other class of securities, creditors or other constituencies of the Company. Nor did Perella Weinberg express any opinion as to any tax or other consequences that may result from the transactions contemplated by the Merger Agreement or any other related document. Perella Weinberg’s opinion did not address any legal, tax, regulatory or accounting matters, as to which Perella Weinberg understood the Company received such advice as it deemed necessary from qualified professionals.
Perella Weinberg was not requested to, and did not, solicit third-party indications of interest in the possible acquisition of all or part of the Company, nor was Perella Weinberg requested to consider, and Perella Weinberg’s opinion did not address, the underlying business decision by the Special Committee of the Board of Directors or the Company to engage in the Merger or the relative merits of the Merger as compared with any alternative transactions or business strategies.
Perella Weinberg’s opinion was necessarily based on financial, economic, market, monetary and other conditions as in effect on, and the information made available to Perella Weinberg as of, the date of its opinion. It should be understood that subsequent developments may affect Perella Weinberg’s opinion and the assumptions used in preparing it, and Perella Weinberg does not have any obligation to update, revise, or reaffirm its opinion. The issuance of Perella Weinberg’s opinion was approved by a fairness opinion committee of Perella Weinberg.
Summary of Material Financial Analyses
The following is a summary of the material financial analyses performed by Perella Weinberg and reviewed by the Special Committee in connection with Perella Weinberg’s opinion and does not purport to be a complete description of the financial analyses performed by Perella Weinberg. The order of analyses described below does not represent the relative importance or weight given to those analyses by Perella Weinberg. Some of the summaries of the financial analyses include information presented in tabular format. In order to fully understand Perella Weinberg’s financial analyses, these tables must be read together with the text of each summary. These tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Perella Weinberg’s financial analyses. Future results may differ from those described and such differences may be material.
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SPECIAL FACTORS (continued)

Additional information concerning the analyses of the Selected Public Companies (as defined below), the discounted cash flow analysis, and the additional financial analyses described below can be found in the presentation made by Perella Weinberg to the Special Committee on October 29, 2023, that will be filed as an exhibit to the Schedule 13-3 that the Company is filing concurrently with this proxy statement.
Selected Public Companies Analysis
Perella Weinberg performed a selected public companies analysis, which is a method of deriving an implied value range for a company’s equity securities based on a review of companies deemed relevant for comparative purposes. Perella Weinberg reviewed and compared certain financial information for the Company to corresponding financial information, financial market multiples and ratios of the following publicly traded companies selected by Perella Weinberg (the “Selected Public Companies”):
•	Apyx Medical Corporation
•	Butterfly Network, Inc.
•	ClearPoint Neuro, Inc.
•	CytoSorbents Corporation
•	Hyperfine, Inc.
•	Inogen, Inc.
•	Sight Sciences, Inc.
•	Stereotaxis, Inc.
Although none of the above companies is identical to the Company, Perella Weinberg selected these companies because they had publicly traded equity securities and were deemed by Perella Weinberg to be similar to the Company in one or more respects, including that they are companies operating in the U.S. medical device industry that were of similar size, generating revenue, and had negative free cash flow. In selecting these companies, Perella Weinberg considered various factors, including the industry in which each company operated in, as well as the financial profile of such companies.
For Eargo and each of the selected companies, Perella Weinberg reviewed such company’s enterprise value (referred to as “EV”) as of October 27, 2023, as a multiple of estimated revenue for the calendar year ending 2024 (“2024E Revenue”). For each of the selected companies, Perella Weinberg calculated and compared financial information and financial market multiples based on company filings for historical information and consensus third-party research analyst estimates for forecasted information. The results of these analyses are summarized in the following table:
Selected Public Companies Analysis
Company	EV / 2024E Revenue
Apyx Medical Corporation	1.1x
Butterfly Network, Inc.	0.1x
ClearPoint Neuro, Inc.	3.8x
CytoSorbents Corporation	1.4x
Hyperfine, Inc.	NM
Inogen, Inc.	NM
Sight Sciences, Inc.	NM
Stereotaxis, Inc.	3.9x
Note: The EV / 2024E Revenue multiples for Hyperfine, Inc., Inogen, Inc. and Sight Sciences, Inc. were not meaningful (indicated as “NM”) on account of such companies’ enterprise value being negative.
Based on the analysis of the relevant metrics described above and on professional judgments made by Perella Weinberg, Perella Weinberg selected and applied a range of multiples of 0.6x to 1.4x and 0.0x to 1.1x to the 2024E Revenue of the Company using the Company Forecasts for the with-insurance case and the without-insurance case, respectively. From this analysis, Perella Weinberg
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SPECIAL FACTORS (continued)

derived a range of implied enterprise values for the Company. To calculate the implied equity value from the implied enterprise value, Perella Weinberg added cash and cash equivalents and subtracted debt, in each case as of September 30, 2023, and as provided by the Company. Perella Weinberg then calculated implied equity values per share by dividing the implied equity values by the applicable number of fully diluted shares (based upon the number of issued and outstanding shares as provided by the Company, and using the treasury stock method for dilutive shares). The resulting range of implied equity values per share for the Company Common Stock derived from these calculations was $3.77 to $5.69 for the with-insurance case, and $2.21 to $3.73 for the without-insurance case, in each case as compared to the Merger Consideration of $2.55 per share in the proposed Merger.
Although the Selected Public Companies were used for comparison purposes, no business of any selected company was either identical or directly comparable to the Company’s business. Perella Weinberg’s comparison of the Selected Public Companies to the Company and analysis of the results of such comparisons were not purely mathematical, but instead necessarily involved complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the relative values of the Selected Public Companies in such transactions and of the Merger and was based on Perella Weinberg’s experience working with corporations on various merger and acquisition transactions.
Discounted Cash Flow Analysis
Perella Weinberg performed a discounted cash flow analysis for the Company, which is a method of deriving an implied value range for a company’s equity securities based on the sum of the present value of the company’s unlevered free cash flows over a forecast period and the terminal value at the end of the forecast period. In connection with this analysis, Perella Weinberg used the Company Forecasts, including the with-insurance case and without-insurance case. In the with-insurance case, Perella Weinberg assumed, based on the Company Forecasts and with the consent of the Company, that the Company would need to raise approximately $70,000,000 in additional equity financing to maintain ongoing operations through the forecast period until the Company became cash flow positive. In these analyses, Perella Weinberg:
•
calculated the present value as of October 27, 2023, of the estimated standalone unlevered free cash flows (calculated as net operating profit after tax and net of stock based compensation expense, plus depreciation and amortization, minus capital expenditures, and adjusting for changes in net working capital) that the Company was forecasted to generate for the fourth quarter of calendar year 2023 and the calendar years 2024 through 2033 (in the with-insurance case) and the fourth quarter of calendar year 2023 and the calendar years 2024 through 2028 (in the without-insurance case), using discount rates ranging from 13.0% to 15.0% based on an estimate of the weighted average cost of capital of the Company; and

•
added the present value as of October 27, 2023 of the terminal value of the Company at the end of calendar year 2033 (in the with-insurance case) using perpetuity growth rates ranging from 3.0% to 4.0% and discount rates ranging from 13.0% to 15.0% based on an estimate of the weighted average cost of capital of the Company. In the without-insurance case, the Company was assumed to have no terminal value based on instruction from the Company that there is no indication that the business would be profitable after 2028.

Perella Weinberg then calculated the implied equity values per share of the Company from the range of implied enterprise values, using the same enterprise value to equity value calculations set forth above in the analysis of the Selected Public Companies, and a number of fully diluted shares that included the additional shares issued in connection with the assumed equity financing in the with-insurance case of approximately 48.9 million. Perella Weinberg derived a range of implied equity values per share of $1.95 to $2.66 for the with-insurance case, as compared to the Merger Consideration of $2.55 per share in the proposed Merger. Perella Weinberg derived an implied equity value per share for the without-insurance case of $0.00, on account of the present value of the cash flows during the forecast period being negative through calendar year 2028, and the forecasted cash flows being expected to remain negative thereafter.
Additional Financial Analyses
Historical Share Price Analysis
For the information of the Special Committee and for reference purposes only, Perella Weinberg reviewed the share price performance of the Company during the 52-week period and 6-month period ending on October 27, 2023 (adjusted for historical stock split). Perella Weinberg noted that the ranges of low and high intraday trading prices of the Company Common Stock during such periods were $1.47 to $16.80 and $1.47 to $5.86 per share, respectively, in each case as compared to the current trading price of $1.68 per share as of October 27, 2023 and the Merger Consideration of $2.55 per share in the proposed Merger.
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SPECIAL FACTORS (continued)

Miscellaneous
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth herein, without considering the analyses or the summary as a whole could create an incomplete view of the processes underlying Perella Weinberg’s opinion. In arriving at its fairness determination, Perella Weinberg considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered. Rather, Perella Weinberg made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the analyses described herein as a comparison is directly comparable to the Company or the Merger.
Perella Weinberg prepared the analyses described herein for purposes of providing its opinion to the Special Committee as to the fairness, from a financial point of view, as of the date of such opinion, of the Merger Consideration to be received by the holders of outstanding shares of Company Common Stock (other than holders of Excluded Shares) in the Merger as provided for in the Merger Agreement. These analyses do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties to the Merger Agreement or their respective advisors, none of the Special Committee, the Company, Perella Weinberg or any other person assumes responsibility if future results are materially different from those forecasted by third parties.
As described above, the opinion of Perella Weinberg to the Special Committee was one of many factors taken into consideration by the Special Committee in making its determination to recommend the Merger. The type and amount of consideration payable in the Merger, including the Merger Consideration, was determined through negotiations between the Special Committee and Patient Square, rather than by any financial advisor, and was unanimously recommended by the Special Committee. The decision to enter into the Merger Agreement was solely that of the Eargo Board following the unanimous recommendation of the Special Committee.
Perella Weinberg acted as financial advisor to the Special Committee in connection with, and participated in certain negotiations leading to, the Merger. For its services in connection with the Merger, Perella Weinberg will receive an aggregate fee of $2.0 million, $1.5 million of which was payable in connection with the delivery of Perella Weinberg’s opinion and $0.5 million of which is contingent upon consummation of the Merger. The Company has also agreed to reimburse Perella Weinberg for certain expenses, to pay to Perella Weinberg a portion of any break-up fee received in connection with a termination of the Merger, and to indemnify Perella Weinberg and related persons for certain liabilities and other items that may arise out of its engagement by the Company and the rendering of its opinion.
Except in connection with its engagement as financial advisor to the Special Committee in connection with the Merger, and other than acting as financial advisor to the Company in connection with a PSC Stockholder-provided financing in 2022, during the two-year period prior to October 29, 2023, no material relationship existed between Perella Weinberg or its affiliates, on the one hand, and Patient Square, the Parent Entities, the Company or any of their respective affiliates, on the other hand, pursuant to which Perella Weinberg or its affiliates received or anticipates receiving compensation. Perella Weinberg and its affiliates in the future may provide investment banking and other financial services to Patient Square, the Parent Entities and/or the Company and their respective affiliates and in the future may receive compensation for the rendering of these services. In the ordinary course of its business activities, Perella Weinberg and its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for its own account or the accounts of customers or clients, in (i) debt, equity or other securities (or related derivative securities) or financial instruments (including bank loans or other obligations) of Patient Square, the Parent Entities, the Company or any of their respective affiliates and (ii) any currency or commodity that may be material to the parties or otherwise involved in the Merger.
The Special Committee selected Perella Weinberg based on Perella Weinberg’s qualifications, expertise and reputation and its knowledge of the industries in which the Company conducts its business, including with transactions of a similar nature to the proposed Merger, and Perella Weinberg’s independence. Perella Weinberg, as part of its investment banking business, is continually engaged in performing financial analyses with respect to businesses and their securities in connection with mergers and acquisitions, leveraged buyouts and other transactions.
Other Presentations by Perella Weinberg
In addition to the presentation made to the Special Committee on October 29, 2023, which will be filed with the SEC as an exhibit to the Schedule 13e-3 and is described above, copies of presentations presented or delivered by Perella Weinberg to the Special Committee on October 28, 2023 and October 19, 2023 containing preliminary illustrative financial analyses will also be attached as exhibits to such Schedule 13e-3.
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SPECIAL FACTORS (continued)

The preliminary financial analyses and other information in such preliminary Perella Weinberg presentations were based on information and data that was available as of the dates of the respective presentations. Perella Weinberg also continued to update and refine various aspects of its preliminary financial analyses in subsequent presentations. Accordingly, the results and other information presented in such preliminary Perella Weinberg presentations may differ from the Perella Weinberg presentation dated October 29, 2023. The financial analyses performed by Perella Weinberg in relation to its opinion dated October 29, 2023, supersede all analyses and information presented in the preliminary Perella Weinberg presentations.
A summary of these other presentations is provided below. The following summaries, however, do not purport to be a complete description of these other presentations or of the preliminary financial analyses performed by Perella Weinberg.
•
The presentation presented or delivered by Perella Weinberg to the Special Committee on October 28, 2023 contains, among other information, a review of Patient Square’s non-binding indication of interest to acquire the Company, including key merger agreement terms, a comparison of the two previous bids that Patient Square had submitted as of the time of the presentation, a summary of preliminary financial analyses of the Company, similar to those described above, based on the Company Forecasts and an illustrative review of selected minority squeeze-out transactions.

•
The presentation presented or delivered by Perella Weinberg to the Special Committee on October 19, 2023 contains, among other information, a review of the Company’s financial and share price performance, observations and perspectives on the Company Forecasts, a summary of preliminary financial analyses of the Company, similar to those described above, based on the Company Forecasts, an illustrative review of selected minority squeeze-out transactions, and a preliminary discussion of process considerations and next steps.

The presentations presented or delivered by Perella Weinberg to the Special Committee on October 28, 2023 and October 19, 2023 do not, alone or together, constitute, or form the basis of, an opinion of Perella Weinberg with respect to the Merger Consideration payable pursuant to the Merger Agreement and were presented solely for discussion purposes. Each of the analyses performed in these preliminary Perella Weinberg presentations was subject to further updating and subject to the final analyses provided to the Special Committee, dated October 29, 2023, by Perella Weinberg. The preliminary illustrative financial analyses therein were based on economic, monetary, market and other conditions as in effect on, and the information made available to Perella Weinberg as of, the dates of the respective preliminary presentations. Accordingly, the results of the preliminary financial analyses may have differed due to changes in those conditions and other information, and not all of the written and oral presentations contained all of the preliminary financial analyses listed above.
Position of the Parent Entities as to the Fairness of the Merger
The Parent Entities, who are affiliates of Eargo, are engaged in a “going private” transaction and, therefore, are required to express their beliefs as to the fairness of the Merger to Eargo’s Unaffiliated Stockholders. The Parent Entities are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. However, the view of the Parent Entities as to the fairness of the Merger should not be construed as a recommendation to any Company stockholder as to how that stockholder should vote on the proposal to adopt the Merger Agreement. The Parent Entities have interests in the Merger that are different from, and in addition to, those of the other stockholders of Eargo.
The Unaffiliated Stockholders of the Company were represented by the Special Committee, which negotiated the terms and conditions of the Merger Agreement on their behalf, with the assistance of the Special Committee’s independent legal and financial advisors. The Parent Entities did not participate in the deliberations of the Special Committee or Eargo Board regarding, nor did they receive advice from the respective legal or other advisors to the Special Committee or the Eargo Board as to, the fairness of the Merger. The Parent Entities have not performed, or engaged a financial advisor to perform, any valuation or other analysis for the purposes of assessing the fairness of the Merger to Eargo’s Unaffiliated Stockholders. Based on, among other things, the factors considered by, and the analysis and resulting conclusions of, the Eargo Board and the Special Committee discussed in “Purpose and Reasons of Eargo for the Merger; Recommendation of the Eargo Board and the Special Committee; Fairness of the Merger” (which analysis and resulting conclusions the Parent Entities adopt), the Parent Entities believe that the Merger is substantively fair to Eargo’s Unaffiliated Stockholders. In particular, the Parent Entities considered the following:
•
the fact that the Special Committee and the Eargo Board unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of, Eargo and Eargo’s Unaffiliated Stockholders;

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SPECIAL FACTORS (continued)

•
the fact that the Merger Consideration is all cash, thus allowing Company stockholders (other than the PSC Stockholder) to immediately realize a certain and fair value for their Shares of Company Common Stock, which value represents a significant premium over the closing price of the Shares of Company Common Stock on the last trading day before Eargo publicly announced the Merger;

•
the fact that the Merger is not subject to the prior approval of any antitrust authority or conditioned on any financing being obtained by Parent, increasing the likelihood that the Merger will be consummated and that the consideration to be paid to Eargo’s Unaffiliated Stockholders in the Merger will be received; and

•
the fact that the Company has previously disclosed that its negative cash flows and lack of financial resources raise substantial doubt as to the Company’s ability to continue as a going concern if the Company were to continue as a publicly held company and the lack of practicable potentiality of achieving greater value for the Unaffiliated Stockholders in the absence of the Merger.

The Parent Entities further believe that the Merger is procedurally fair to Eargo’s Unaffiliated Stockholders based upon, among other things, the following factors:
•
the fact that the Special Committee, consisting solely of independent and disinterested directors of the Eargo Board who are not officers or employees of Eargo and who are not affiliated with the Parent Entities, and who have no financial interest in the Merger different from, or in addition to, Eargo’s Unaffiliated Stockholders generally, was given exclusive authority to, among other things, review, evaluate and negotiate the terms of the Merger, to determine the advisability of the Merger, to decide not to engage in the Merger, and to consider alternatives to the Merger;

•
the fact that the Special Committee was formed at the outset of Eargo’s consideration of a potential transaction and prior to any consideration of the Merger Agreement and the transactions contemplated thereby, including the Merger, or any negotiations with respect thereto;

•	the fact that the Special Committee was fully informed about the extent to which the interests of the PSC Stockholder in the Merger differed from those of Eargo’s Unaffiliated Stockholders;
•
the fact that the Special Committee conducted a thorough process, including frequent deliberations and negotiations, and retained and was advised by independent, nationally recognized financial and legal advisors;

•
the fact that the Eargo Board was not permitted to recommend any potential transaction or any alternative thereto for approval by Eargo’s stockholders or otherwise approve any proposed transaction or any alternative thereto without a prior favorable recommendation of such proposed transaction or alternative thereto by the Special Committee;

•
the fact that the Special Committee had no obligation to recommend any transaction, including a transaction with Parent, and that the Special Committee had the authority to reject any proposals made by Parent or any other person or entity;

•	the fact that the Merger Consideration was the result of the Special Committee’s arm’s-length negotiations with Parent;
•
Eargo’s ability, under certain circumstances as set out in the Merger Agreement, to provide information to, or participate in discussions or negotiations with, third parties regarding Acquisition Proposals;

•
Eargo’s ability, under certain circumstances as set out in the Merger Agreement, to terminate the Merger Agreement to enter into a definitive agreement related to a Superior Proposal, subject to paying Parent a Company Termination Fee of $1,063,058.00 in cash, subject to and in accordance with the terms and conditions of the Merger Agreement; and

•
the availability of appraisal rights to Eargo’s stockholders (other than the PSC Stockholder) who comply with all of the required procedures under Delaware law for exercising appraisal rights, which allow such holders to seek appraisal of the fair value of their Shares of Company Common Stock.

The Parent Entities also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the Merger, including:
•	the risk that the Merger might not be completed in a timely manner or at all;
•	that Parent and Merger Sub are newly formed entities with essentially no assets other than the equity and funding commitments of the PSC Stockholder;
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SPECIAL FACTORS (continued)

•
the restrictions on the conduct of Eargo’s business prior to the completion of the Merger set forth in the Merger Agreement, which may delay or prevent Eargo from undertaking business opportunities that may arise and certain other actions it might otherwise take with respect to the operations of Eargo pending completion of the Merger;

•	the potential negative effect that the pendency of the Merger, or a failure to complete the Merger, could have on Eargo’s business and relationships with its employees, distributors and customers;
•
that Eargo and its subsidiaries are restricted from soliciting, initiating or encouraging the submission of Acquisition Proposals from third parties or the making of any inquiry, proposal or offer that would reasonably be expected to lead to an Alternative Acquisition Agreement;

•
the possibility that the amounts that may be payable by Eargo upon the termination of the Merger Agreement, including payment to Parent of a Company Termination Fee of $1,063,058.00 in cash, and the processes required to terminate the Merger Agreement, could discourage other potential acquirors from making a competing bid to acquire Eargo; and

•	the fact that an all cash transaction would be taxable to Eargo’s stockholders who receive cash proceeds and are U.S. holders for U.S. federal income tax purposes.
The foregoing discussion of the information and factors considered and given weight by the Parent Entities in connection with the fairness of the Merger is not intended to be exhaustive but is believed to include all material factors considered by them. The Parent Entities did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their conclusion as to the fairness of the Merger. Rather, the Parent Entities reached their position as to the fairness of the Merger after considering all of the foregoing as a whole. The Parent Entities believe these factors provide a reasonable basis upon which to form their position regarding the fairness of the Merger to Eargo’s Unaffiliated Stockholders. This position should not, however, be construed as a recommendation to any Company stockholder to approve the Merger Agreement. The Parent Entities make no recommendation as to how stockholders of Eargo should vote their Shares of Company Common Stock relating to the Merger. The Parent Entities were not aware of any firm offer for a merger, sale of all or a substantial part of Eargo’s assets, or a purchase of a controlling amount of Eargo securities having been received by Eargo from anyone other than the Parent Entities in the two (2) years preceding the signing of the Merger Agreement.
While one of the directors to the Eargo Board affiliated with the PSC Stockholder was required to attend the meeting of the Eargo Board approving the Merger, purely for the purposes of establishing a quorum for such meeting, none of the Parent Entities participated in the deliberations of the Special Committee or the Eargo Board regarding, nor did they receive advice from the respective legal or other advisors to the Special Committee or the Eargo Board as to, the fairness of the Merger to Eargo’s Unaffiliated Stockholders. Based on the Parent Entities’ knowledge and analysis of available information regarding Eargo, the Special Committee and the Eargo Board, as well as discussions with members of Eargo’s senior management regarding Eargo and its business and the factors considered by, and findings of, the Special Committee and the Eargo Board and discussed in this proxy statement in the section titled “Purpose and Reasons of Eargo for the Merger; Recommendation of the Eargo Board and the Special Committee; Fairness of the Merger,” the Parent Entities believe that the Merger is fair to Eargo’s Unaffiliated Stockholders.
The Parent Entities believe that these factors provide a reasonable basis for their belief that the Merger is fair to Eargo’s Unaffiliated Stockholders. This belief should not, however, be construed as a recommendation to any of Eargo stockholders to approve the Merger Agreement. The Parent Entities do not make any recommendation as to how stockholders of Eargo should vote their Shares of Company Common Stock relating to the Merger. The Parent Entities attempted to negotiate the terms of a transaction that would be most favorable to them, and not to the stockholders of Eargo, and, accordingly, did not negotiate the Merger. The Parent Entities attempted to negotiate the terms of a transaction that would be most favorable to them, and not to the stockholders of Eargo, and, accordingly, did not negotiate the Merger Agreement with a goal of obtaining terms that were fair to such stockholders.
Purpose and Reasons of the Parent Entities for the Merger
The Parent Entities, who are affiliates of Eargo, are engaged in a “going private” transaction and, therefore, are required to express their reasons for the Merger to Eargo’s Unaffiliated Stockholders, as defined in Rule 13e-3 of the Exchange Act. The Parent Entities are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. For the Parent Entities, the primary purpose of the Merger is to allow Parent to own equity interests in Eargo and to bear the rewards and risks of such ownership after the Merger is completed and the Shares of Company Common Stock cease to be publicly traded. The Parent Entities believe that structuring the transaction in such manner is preferable to other transaction structures because it (i) will enable Parent to acquire all of the Shares of Company Common Stock at the same
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SPECIAL FACTORS (continued)

time, (ii) will allow Eargo to cease to be a publicly registered and reporting company, and (iii) represents an opportunity for Eargo’s Unaffiliated Stockholders (other than the holders of Excluded Shares) to receive the Merger Consideration of $2.55 per share of Company Common Stock in cash, without interest and less any applicable withholding taxes, subject to and in accordance with the terms and conditions of the Merger Agreement. The Parent Entities did not consider any other alternative transaction structures or other alternative means to accomplish the foregoing purposes.
Plans for the Company After the Merger
Following completion of the Merger, Merger Sub will have been merged with and into Eargo, with Eargo surviving the Merger as a wholly owned subsidiary of Parent and the PSC Stockholder. The shares of Company Common Stock are currently listed on Nasdaq and registered under the Exchange Act. Following completion of the Merger, there will be no further market for Company Common Stock and, as promptly as practicable following the Effective Time and in compliance with applicable law, Eargo’s securities will be delisted from Nasdaq and deregistered under the Exchange Act.
The Parent Entities currently anticipate that Eargo’s operations following completion of the Merger will initially be conducted substantially as they are currently being conducted (except that Eargo will cease to be a public company and will instead be a wholly owned subsidiary of Parent and the PSC Stockholder).
From and after the Effective Time, the officers of Eargo immediately prior to the Effective Time will be the officers of the Surviving Corporation and, unless otherwise determined by Parent prior to the Effective Time, the directors of Merger Sub immediately prior to the Effective Time will be the directors of the Surviving Corporation, in each case to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their death, resignation or removal or until their respective successors are duly elected and qualified in accordance with the certificate of incorporation and bylaws of the Surviving Corporation, as the case may be.
Certain Effects of the Merger
If the Merger Agreement is approved and adopted by the requisite votes of Eargo stockholders and all other conditions to the Closing of the Merger are either satisfied or waived, Merger Sub will merge with and into Eargo, with Eargo surviving as a wholly owned subsidiary of Parent, and the following will occur.
Treatment of the Shares of Company Common Stock
At the Effective Time, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares) will be converted into the right to receive the Merger Consideration, without interest, in accordance with and subject to the terms and conditions set forth in the Merger Agreement, whereupon all such shares of Company Common Stock will cease to be outstanding and shall cease to exist, and the holders of such shares of Company Common Stock will cease to have any rights with respect thereto, other than the right to receive the Merger Consideration and the right to receive dividends and other distributions, in each case, subject to and in accordance with the terms and conditions of the Merger Agreement.
Treatment of Equity Compensation Awards
Company Options. At the Effective Time, each Company Option that is outstanding and unexercised immediately prior thereto, whether vested or unvested, will be cancelled and converted into the right to receive an amount in cash, without interest and subject to applicable tax withholding, equal to the product obtained by multiplying (A) the aggregate number of shares of Company Common Stock subject to such option immediately prior to the Effective Time by (B) the excess, if any, of the Merger Consideration over the exercise price per share of such option (the “Option Consideration”). Any Company Option that has a per share exercise price that is greater than or equal to the Merger Consideration will be cancelled for no consideration as of the Effective Time.
Company RSU Awards. At the Effective Time, each Company RSU Award granted by the Company that is outstanding immediately prior thereto, will be cancelled and converted into the right to receive an amount in cash, without interest and subject to applicable tax withholding (the “RSU Cash Replacement Award”), equal to the product obtained by multiplying (A) the aggregate number of shares of Company Common Stock subject to such option immediately prior to the Effective Time by (B) the Merger Consideration, less any applicable tax withholding. Subject to certain exceptions, such RSU Cash Replacement Awards will otherwise have the same terms and conditions (including with respect to vesting) as applied to the Company RSU Award for which they were exchanged.
Benefits of the Merger for Eargo’s Unaffiliated Stockholders
The primary benefit of the Merger to the Unaffiliated Stockholders, other than the Excluded Holders, will be their right to receive the Merger Consideration of $2.55 per share of Company Common Stock in cash, without interest, in accordance with and subject to the terms and conditions set forth in the Merger Agreement, representing a premium of approximately 52% over Eargo’s closing
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SPECIAL FACTORS (continued)

share price on October 27, 2023, the last trading day prior to announcement of the Transactions and a premium of approximately 36% over the 30-day volume weighted average share price for the period ended October 27, 2023. Additionally, such security holders will avoid the risk after the Merger of any possible decrease in our future earnings, growth or value.
Detriments of the Merger to Eargo’s Unaffiliated Stockholders
The primary detriments of the Merger to our Unaffiliated Stockholders include the lack of an interest of such security holders in the potential future earnings, growth or value realized by Eargo after the Merger.
Certain Effects of the Merger for the Parent Entities
Following the Merger, all of the equity interests in Eargo will be beneficially owned, indirectly through Parent, by the Parent Entities and their affiliates. If the Merger is completed, the Parent Entities and their other equity investors will be the sole beneficiaries of our future earnings and growth, if any, and they will be the only ones entitled to vote on corporate matters affecting Eargo following the Merger.
Certain Effects on Eargo if the Merger is Not Completed
If the Merger Agreement Proposal is not approved by Eargo stockholders or if the Merger is not completed for any other reason, Eargo stockholders will not receive any payment for their shares of Company Common Stock in connection with the Merger. Instead, unless Eargo is sold to a third party, Eargo will remain an independent public company, and the shares of Company Common Stock will continue to be listed and traded on Nasdaq, so long as Eargo continues to meet the applicable listing requirements. In addition, if the Merger is not completed, Eargo expects that management will operate Eargo’s business in a manner similar to that in which it is being operated today and that Eargo stockholders will continue to be subject to the same risks and opportunities to which they are currently subject. There is no assurance as to the effect of these risks and opportunities on the future value of your shares of Company Common Stock, including the risk that the market price of shares of Company Common Stock may decline to the extent that the current market price of shares of Company Common Stock reflects a market assumption that the Merger will be completed.
Under certain circumstances, if the Merger is not completed, Eargo would be required to pay Parent a Company Termination Fee of $1,063,058.00 in cash, or Parent would be required to pay the Company monetary damages. See “The Merger Agreement - Termination Fees and Expenses.”
Certain Unaudited Prospective Financial Information
Except for annual and quarterly guidance, Eargo does not, as a matter of course, publicly disclose forecasts or projections as to future performance, earnings or other results due to the inherent uncertainty, unpredictability and subjectivity of the underlying assumptions, estimates and projections. In connection with the Special Committee’s consideration of Eargo’s stand-alone prospects and potential strategic transactions available to Eargo, at the request of the Special Committee, management of Eargo prepared and provided to the Special Committee certain financial forecasts (the “projections”). The Special Committee subsequently directed Perella Weinberg to use the projections for purposes of its financial analysis and opinion, as described above under the heading “Special Factors - Opinion of the Special Committee’s Financial Advisor.” The summary of the projections is included in this proxy statement solely to give Eargo’s stockholders access to certain financial projections that were made available to the Special Committee and Perella Weinberg. The summary of the projections may not be appropriate for other purposes and is not being included in this proxy statement to influence an Eargo stockholder’s decision whether to vote to adopt the Merger Agreement and approve the Merger.
The projections were prepared by Eargo’s management at the request of the Special Committee for internal use. The projections, and the underlying key assumptions relating to such projections, were not prepared with a view toward public disclosure or with a view toward complying with GAAP (as detailed below), the published guidelines of the SEC regarding projections, the use of non-GAAP financial measures or the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of Eargo’s management, were prepared on a reasonable basis in connection with the review of Potential Alternatives undertaken by the Special Committee, including the Merger, reflected the best available estimates and judgments at the time of preparation and presented as of the time of preparation, to the best of Eargo’s management’s knowledge and belief, the reasonable projections of the future financial performance of Eargo.
Neither Eargo’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.
The projections, while presented with numerical specificity, necessarily were based on numerous variables and assumptions that are inherently uncertain and many of which are beyond the control of Eargo’s management. Because the projections cover multiple years, by
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their nature, they also become subject to greater uncertainty with each successive year. A number of important factors with respect to Eargo’s business and the industry in which it participates may affect actual results and result in the projections not being achieved. For a description of some of these factors, Eargo’s stockholders are urged to review Eargo’s most recent SEC filings and other risk factors described in Eargo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. In addition, the projections may be affected by the Eargo’s inability to achieve strategic goals, objectives and targets over the applicable period. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Eargo or that actual results will not differ materially from those presented in the prospective financial information.
In developing the projections, our management made numerous assumptions about the industry in which Eargo participates, Eargo’s markets and products and Eargo’s ability to execute its plans. Eargo’s management prepared a set of financial projections for fiscal years 2023 through 2033 that forecasted Eargo’s business assuming the expansion of insurance volume (the “with insurance case”) and a set of financial projections for fiscal years 2023 through 2028 that forecasted Eargo’s business assuming minimal insurance volume (the “without insurance case”). Management determined not to extend the projection period beyond 2028 for the without insurance case as the forecasts showed that Eargo would not reach profitability or cash flow break even by such point, and, with no prospect of doing so thereafter, Eargo would not be a going concern without significant additional financing. In each case, management determined that the Company would require additional financing and, without additional financing, there would be no viable path to Eargo reaching a cash flow break-even point in the “with insurance case”. The following key assumptions were made in developing these projections:
•	Without Insurance Case:
•	that the compound annual growth rate (“CAGR”) in non-insurance revenues will be limited to single-digit growth over the projected period;
•	that insurance volume will not exceed 5,000 units per year by 2028;
•	that the average selling prices of Eargo’s products to customers through insurance channels will remain relatively stable over the projected period;
•	that the Company will remain unprofitable throughout the projected period;
•	that Eargo will not have any income tax liability, given lack of profitability; and
•	that the Company will not be able to obtain new financing.
•	With Insurance Case:
•	that the CAGR in non-insurance revenues will be limited to single-digit growth over the projected period;
•
that insurance volume will grow to (i) approximately 83,000 gross systems shipped in 2028 (based on access to approximately 87,000,000 covered lives with 0.095% utilization, where “covered lives” are considered to be the total number of individuals enrolled in health insurance plans to which the Company has access), (ii) approximately 117,000 gross systems shipped in 2033;

•	that the average selling prices of Eargo’s products to customers through insurance channels will remain relatively stable through 2033;
•	that Eargo will become profitable in 2027;
•	that Eargo will have no income tax liability through 2033 based on certain assumed tax attributes and a 25% tax rate assumed in perpetuity thereafter; and
•	that prior to becoming cash flow positive in 2027, the Company will have a cash balance of approximately negative $56,000,000 at the end of 2026 without obtaining additional financing.
The inclusion of the projections in this proxy statement should not be regarded as an indication that Eargo or any of its affiliates, advisors, officers, directors or representatives considered or considers the projections to be necessarily predictive of actual future events, and the projections should not be relied upon as such. Neither Eargo nor any of its respective affiliates, advisors, officers, directors or representatives has made or makes any representation to any of Eargo’s stockholders or any other person regarding the ultimate
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SPECIAL FACTORS (continued)

performance of Eargo compared to the information contained in the projections or can give any assurance that actual results will not differ materially from the projections, and none of them undertakes any obligation to update or otherwise revise or reconcile the projections to reflect circumstances existing after the date the projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the projections are shown to be in error. Eargo does not intend to make publicly available any update or other revision to the projections, except as otherwise required by law.
The projections include non-GAAP financial measures, and they were presented because management believed they could be useful indicators of Eargo’s projected future operating performance. Eargo prepared the projections on a non-GAAP basis. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by Eargo may not be comparable to similarly titled amounts used by other companies.
All financial projections are forward looking statements. These and other forward looking statements are expressly qualified in their entirety by the risks and uncertainties identified above and the cautionary statements contained in Eargo’s Annual Report on Form 10-K for the year ended December 31, 2022, and subsequent quarterly and current reports on Form 10-Q and 8-K. Please consider carefully the discussion titled “Cautionary Statement Concerning Forward-Looking Information” elsewhere in the proxy statement.
In light of the foregoing factors and the uncertainties inherent in the projections, Eargo’s stockholders are cautioned not to place undue, if any, reliance on the projections.
The following are the projections (unaudited):
Without-Insurance Case
	4Q23E	2024E	2025E	2026E	2027E	2028E
Revenue	$8	$30	$36	$41	$46	$50
Post-SBC Non-GAAP Operating Income / (Loss)(1)	($15)	($54)	($52)	($49)	($48)	($47)
Taxes	$—	$—	$—	$—	$—	$—
Depreciation	$1	$4	$3	$3	$3	$3
Capital Expenditures	($0)	($2)	($2)	($2)	($2)	($3)
(Increase) / Decrease in Net Working Capital	($1)	($4)	($1)	$0	$0	$0
Unlevered Free Cash Flow(2)	($15)	($56)	($51)	($48)	($47)	($47)
Stock-Based Compensation Expense	$3	$5	$5	$5	$5	$5
Free Cash Flow(3)	($12)	($51)	($46)	($43)	($42)	($42)
With-Insurance Case
	4Q23E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E
Revenue	$8	$56	$103	$143	$178	$204	$222	$250	$273	$294	$314
Post-SBC Non-GAAP Operating Income / (Loss)(1)	($15)	($52)	($36)	($17)	($2)	$7	$13	$24	$32	$39	$46
Taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Depreciation	$1	$5	$3	$3	$3	$3	$3	$3	$3	$4	$4
Capital Expenditures	($0)	($2)	($2)	($2)	($2)	($3)	($3)	($3)	($4)	($4)	($4)
(Increase) / Decrease in Net Working Capital	($1)	($3)	($3)	($0)	($0)	($0)	($0)	$0	$0	($0)	($0)
Unlevered Free Cash Flow(2)	($15)	($53)	($37)	($16)	($2)	$7	$13	$24	$32	$39	$46
Stock-Based Compensation Expense	$3	$5	$5	$6	$6	$6	$6	$7	$7	$7	$7
Free Cash Flow(3)	($12)	($48)	($32)	($11)	$4	$13	$19	$30	$38	$46	$52
(1)	“Post-SBC Non-GAAP Operating Income / (Loss)” is defined as Non-GAAP Operating Income / (Loss) minus stock-based compensation expense
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(2)
“Unlevered Free Cash Flow” is defined as Post-SBC Non-GAAP Operating Income / (Loss) minus taxes, plus depreciation, minus capital expenditures, minus any increase in net working capital, plus any decrease in net working capital

(3)	“Free Cash Flow” is defined as Unlevered Free Cash Flow plus stock-based compensation expense
Interests of Executive Officers and Directors of Eargo in the Merger
In considering the recommendations of the Special Committee of the Eargo Board with respect to the Merger, Eargo’s stockholders should be aware that Eargo’s executive officers and directors have certain interests in the Merger that may be different from, or in addition to, the interests of Eargo stockholders generally. The Special Committee, consisting entirely of independent directors, and the Eargo Board, were aware of these interests and considered them, among other matters, in evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and in making their recommendations. These interests are described below.
Treatment of Equity Compensation Awards
For our executive officers and directors, their Eargo equity compensation awards will be treated as follows:
•
At the Effective Time, each Company Option will be cancelled, with the holder of such Company Option becoming entitled to receive, in full satisfaction of the rights of such holder with respect to such Company Option, an amount in cash, without interest thereon and subject to applicable tax withholding, equal to the product obtained by multiplying (i) the excess, if any, of the Merger Consideration over the per share exercise price of such Company Option, by (ii) the number of shares covered by such Company Option immediately prior to and upon the Effective Time. Any Company Option that has a per share exercise price that is greater than or equal to the Merger Consideration will be cancelled for no consideration as of the Effective Time.

•
At the Effective Time, each Company RSU will be cancelled and converted into the right to receive an amount in cash, without interest thereon and subject to applicable tax withholding, equal to the product of (i) the Merger Consideration and (ii) the total number of shares subject to such Company RSU as of immediately prior to the Effective Time. Except as otherwise set forth in the Merger Agreement, such RSU Cash Replacement Awards shall otherwise have the same terms and conditions (including with respect to vesting) as applied to the Company RSU for which they were exchanged, except for terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement or for such other administrative or ministerial changes that are reasonable and made in good faith to conform the administration of the RSU Cash Replacement Awards.

For additional details regarding the treatment of Company RSUs and Company Options, see the section of this proxy statement captioned “Special Factors - Certain Effects of the Merger - Treatment of Equity Compensation Awards.”
To the extent that any officer or director holds shares, they will receive the Merger Conisderation in respect of such shares in the same manner as all other stockholders. All Company Options held by our officers and directors have an exercise price greater than the Merger Consideration, and accordingly will be cancelled for no consideration. As of October 31, 2023, Messrs. Brownie and Laponis each hold 310 Company RSUs which will be converted into a cash award determined by multiplying the Merger Consideration of $2.55 per share by the total number of Company RSUs held by Messrs. Brownie and Laponis, totaling $790.50 each. Such cash awards will vest and be paid on the same schedule as the Company RSUs prior to the Merger.
Employment Agreements with Executive Officers
Each of our executive officers is subject to an employment agreement which provides for certain severance and other separation benefits that may become payable in connection with a termination of employment without “cause” or a resignation for “good reason” (in each case, as defined in the employment agreements) (a “Qualifying Termination”).
For Messrs. Brownie and Laponis, upon a Qualifying Termination other than during the during the 12-month period following a change in control, they would be entitled to receive (i) a lump sum cash payment equal to 0.75x the sum of their annual base salary and target annual bonus and (ii) payment or reimbursement of COBRA premiums for 9 months. During the 12-month period following a change in control, they would be entitled to receive (i) a lump sum cash payment equal to 1x the sum of their annual base salary and target annual bonus; (ii) payment or reimbursement of COBRA premiums for up to 12 months and (iii) full accelerated vesting of all equity awards, however the Merger does not constitute a change in control (as defined in the applicable employment agreements).
In connection with his separation from the Company, effective on June 30, 2023, Mr. Gormsen entered into a separation and release agreement (the “Separation Agreement”), which was previously disclosed. He will not receive any additional compensation in connection with the Merger.
Continued Indemnification and Insurance Coverage
Each of our executive officers and directors is entitled to continued indemnification and insurance coverage from the surviving corporation under the terms of the Merger Agreement for a period of six (6) years following the Closing.
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SPECIAL FACTORS (continued)

Golden Parachute Compensation
The following table sets forth the information required by Item 402(t) of Regulation S-K regarding certain compensation for each of Eargo’s named executive officers that is based on, or that otherwise relates to, the Merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section such term is used to describe the Merger-related compensation payable to Eargo’s named executive officers. Eargo’s “named executive officers” for purposes of the disclosure in this proxy statement are William Brownie, Adam Laponis and Christian Gormsen. For additional details regarding the terms of the payments quantified below, see the sections of this proxy statement captioned “Special Factors - Certain Effects of the Merger - Interests of Executive Officers and Directors of Eargo in the Merger.”
The amounts in the table are estimated using the following assumptions and such additional assumptions as may be set forth in the footnotes to the table:
•	that the effective time of the Merger will occur on (which is the assumed Closing Date solely for purposes of this golden parachute compensation disclosure);
•	that each named executive officer will have a qualifying termination of his employment at the Effective Time that results in severance benefits becoming payable to him under his employment agreement;
•	that the equity-based awards that are outstanding as of the Record Date are the equity-based awards that Eargo has granted to the named executive officers through October 31, 2023;
•	that the Merger does not constitute a Change in Control (as defined in the applicable employment agreements) and thus the named executive officers will not be entitled to enhanced severance; and
•
for purposes of calculating COBRA continuation payments, the monthly payment is equivalent to the monthly health and dental insurance premium payments associated with such named executive officer as of October 31, 2023.

The amounts reported below are estimates based on these and other assumptions that may or may not actually occur or be accurate on the relevant date. Accordingly, the ultimate values to be received by a named executive officer in connection with the Merger may differ from the amounts set forth below. Eargo’s named executive officers will not receive pension, non-qualified deferred compensation or tax reimbursements in connection with the Merger. As required by applicable SEC rules, all amounts below that are determined using the per share value of Company Common Stock has been calculated using the Merger Consideration of $2.55 per share.
Name	Cash ($)(1)	COBRA Continuation ($)(2)	Equity ($)(3)	Total ($)
William Brownie Interim Chief Executive Officer and Chief Operating Officer	468,000	19,531	0	487,531
Adam Laponis Chief Financial Officer	438,750		0	438,750
(1)
The amounts set forth in the table above for each named executive officer represent cash severance payments. Each named executive officer will become entitled to the cash severance if Eargo terminates the applicable named executive officer’s employment without “cause” or such named executive officer resigns for “good reason”, in each case as set forth in the named executive officer’s employment agreement, and provided the named executive officer executes and does not a revoke a release of claims in favor of Eargo. Such amounts will be paid in the form of a lump sum payment.

(2)
The amounts set forth in the table above for each named executive officer represent the value of the employer-paid premiums for medical and dental benefits to which the named executive officer may become entitled upon a qualifying termination, provided the named executive officer executes and does not a revoke a release of claims in favor of Eargo. As of October 31, 2023, Mr. Laponis does not participate in Eargo’s medical and dental benefits, and the amount set forth in this table representing the calculation of continued payment of premiums following a termination of employment assumes that Mr. Laponis would not subsequently enroll prior to, on or following the Closing.

(3)	No amounts relating to equity are being accelerated in connection with the Merger.
Special Committee Compensation
In consideration of the expected time and effort that would be required of the members of the Special Committee in evaluating the proposed Merger, including negotiating the terms and conditions of the Merger Agreement, the Special Committee determined that each member of the Special Committee would receive as compensation an amount in cash of $6,000 per calendar month during which the Special Committee is in existence, commencing with and including the month of October 2023. The compensation was not, and is not,
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contingent upon the approval or the completion of the Merger or any other transaction. No other meeting fees or other compensation (other than reimbursement for reasonable out-of-pocket expenses incurred in connection with their service on the Special Committee) will be paid to the members of the Special Committee in connection with their service on the Special Committee.
Intent of the Directors and Executive Officers to Vote in Favor of the Merger
Our directors and executive officers have informed us that, as of the date of this proxy statement and to the extent that they own shares of Company Common Stock as of the Record Date, they intend to vote all of the shares of Company Common Stock owned directly by them in favor of the Merger Agreement Proposal and each of the other proposals listed in this proxy statement. As of the Record Date, our directors and executive officers directly owned, in the aggregate,    shares of Company Common Stock entitled to vote at the Special Meeting, or collectively approximately   % of the total voting power for shares of Company Common Stock entitled to vote at the Special Meeting.
Intent of the PSC Stockholder to Vote in Favor of the Merger
The PSC Stockholder holds approximately 76.2% of the voting power of Eargo’s outstanding capital stock, and has entered into the Voting and Support Agreement, pursuant to which the PSC Stockholder has agreed to vote its shares of Company Common Stock in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, subject to and in accordance with the terms and conditions of the Voting and Support Agreement. Accordingly, the Voting and Support Agreement is expected to result in a majority of outstanding shares of Company Common Stock being voted in favor of the proposal to approve and adopt the Merger Agreement, with the result that such proposal will be adopted. All obligations of the PSC Stockholder under the Voting and Support Agreement terminate automatically upon a termination of the Merger Agreement in accordance with its terms. Copies of the Voting and Support Agreement are attached as Annex B to the proxy statement and is incorporated by reference in the proxy statement in their entirety. See “Special Factors - Voting and Support Agreement.”
Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of material U.S. federal income tax consequences of the Merger to U.S. Holders and non-U.S. Holders (each, as defined below) of the shares of Company Common Stock. This summary is general in nature and does not discuss all aspects of U.S. federal income taxation that may be relevant to a holder of the shares of Company Common Stock in light of their particular circumstances. This discussion is based on the Code, the Treasury regulations promulgated under the Code, judicial authority, published administrative positions of the Internal Revenue Service (the “IRS”), and other applicable authorities, all as in effect as of the date of this proxy statement, and all of which are subject to change or differing interpretations at any time, with possible retroactive effect. We have not sought, and do not intend to seek, any ruling from the IRS with respect to the statements made and the conclusions reached in the following discussion, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation. This discussion does not describe any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation, nor does it address any aspects of the unearned income Medicare contribution tax. In addition, this discussion only applies to the shares of Company Common Stock that are held as a capital asset (generally, property held for investment) within the meaning of Section 1221 of the Code and does not address tax consequences applicable to any holder of the shares of Company Common Stock that may be subject to special treatment under U.S. federal income tax law, including:
•	a bank or other financial institution;
•	a tax-exempt organization;
•	a retirement plan or other tax-deferred account;
•	an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity);
•	an insurance company;
•	a mutual fund;
•	a regulated investment company or real estate investment trust;
•	a dealer or broker in commodities, stocks, securities or in currencies;
•	a dealer or trader in securities that elects mark-to-market treatment;
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SPECIAL FACTORS (continued)

•	a controlled foreign corporation;
•	a passive foreign investment company;
•	a stockholder that owns, or has owned, actually or constructively, more than 5% of the shares of Company Common Stock;
•	a stockholder subject to the alternative minimum tax provisions of the Code;
•	a stockholder that received the shares of Company Common Stock through the exercise of an employee stock option, through a tax qualified retirement plan or otherwise as compensation;
•	a person that has a functional currency other than the U.S. dollar;
•	a person that is required to report income no later than when such income is reported in an “applicable financial statement”;
•	a person that holds the shares of Company Common Stock as part of a hedge, straddle, constructive sale, conversion or other integrated transaction;
•	a stockholder that is not exchanging its shares of Company Common Stock for cash pursuant to the Merger;
•	A person holding a direct or indirect interest in Parent or Merger Sub, the PSC Stockholder or a direct or indirect investor in the PSC Stockholder; and
•	certain former U.S. citizens or long-term residents.
If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the shares of Company Common Stock, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partner and the partnership. Any such partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes), and any partners thereof, that hold the shares of Company Common Stock should consult their own tax advisors regarding the tax consequences of exchanging the shares of Company Common Stock pursuant to the Merger.
The following summary is for general informational purposes only and is not a substitute for careful tax planning and advice. Holders of shares of Company Common Stock are urged to consult their own tax advisor with respect to the specific tax consequences to them of the Merger in light of their own particular circumstances, including U.S. federal estate, gift and other non-income tax consequences, and tax consequences under state, local and non-U.S. tax laws.
U.S. Holders
The following is a summary of the material U.S. federal income tax consequences of the Merger that will apply to U.S. Holders. For purposes of this discussion, the term U.S. Holder refers to a beneficial owner of the shares of Company Common Stock that is, for U.S. federal income tax purposes:
•	an individual who is a citizen or resident in the United States;
•
a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or (ii) the trust has validly elected to be treated as a “United States person” under applicable Treasury regulations.

Exchange of the Shares of Company Common Stock for Cash Pursuant to the Merger Agreement. The exchange of the shares of Company Common Stock by a U.S. Holder for cash in the Merger will generally be a taxable transaction for U.S. federal income tax purposes. A U.S. Holder will generally recognize gain or loss equal to the difference, if any, between the amount of cash received in the Merger and the holder’s adjusted tax basis in the shares of Company Common Stock exchanged therefor. Gain or loss will generally be determined separately for each block of the shares of Company Common Stock (generally, the shares of Company Common Stock acquired at the same cost in a single transaction) held by such U.S. Holder. Such gain or loss will generally be capital gain or loss, and will
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be long-term capital gain or loss if such U.S. Holder’s holding period for the shares of Company Common Stock is more than one (1) year at the time of the exchange. Long-term capital gains recognized by a non-corporate U.S. Holder are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to certain limitations.
Non-U.S. Holders
For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner of shares of Company Common Stock that is neither a U.S. Holder nor an entity or arrangement classified as a partnership for U.S. federal income tax purposes.
A Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain realized on the receipt of cash in exchange for shares of Company Common Stock pursuant to the Merger unless:
•
the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, such gain is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States);

•
the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition of shares of Company Common Stock pursuant to the Merger, and certain other requirements are met; or

•
we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five (5) year period ending on the date of the Merger or the period that the Non-U.S. Holder held the shares of Company Common Stock and, in the case where the shares of Company Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the shares of Company Common Stock at any time within the shorter of the five (5) year period preceding the Merger or such Non-U.S. Holder’s holding period for the shares of Company Common Stock. There can be no assurance that shares of Company Common Stock will be treated as regularly traded on an established securities market for this purpose.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at generally applicable U.S. federal income tax rates in the same manner as if such Non-U.S. Holder were a U.S. Holder. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30%, or lower rate specified in an applicable income tax treaty, on such effectively connected gain, as adjusted for certain items.
Gain described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate as may be specified under an applicable income tax treaty), which may be offset by U.S.-source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.
Gain described in the third bullet point above generally will be subject to U.S. federal income tax on a net income basis at generally applicable U.S. federal income tax rates in the same manner as if such Non-U.S. Holder were a U.S. Holder. In addition, in such case U.S. federal income tax may be required to be withheld at a rate of 15% of the amount realized upon such disposition. We will be classified as a United States real property holding corporation if the fair market value of our “United States real property interests” equals or exceeds 50% of the sum of the fair market value of our worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. We believe that we are not, and do not anticipate becoming, a “U.S. real property holding corporation.” Non-U.S. Holders are urged to consult their tax advisors regarding the tax consequences to them if we are or have been a “United States real property holding corporation.”
Information Reporting and Backup Withholding Tax
Proceeds from the exchange of the shares of Company Common Stock pursuant to the Merger generally will be subject to information reporting. In addition, backup withholding tax at the applicable rate (currently 24%) generally will apply unless (i) the applicable U.S. Holder provides a valid taxpayer identification number and complies with certain certification procedures (generally, by providing a properly completed IRS Form W-9) or otherwise establishes an exemption from backup withholding tax, or (ii) the applicable Non-U.S. Holder provides the required certification as to their non-U.S. status, generally by providing a properly completed and signed IRS Form W-8BEN, W-8BEN-E or IRS Form W-8ECI, or otherwise establishes an exemption. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding tax rules from a payment to a U.S. Holder or Non-U.S. Holder will be allowed as a credit against that holder’s U.S. federal income tax liability and may entitle the holder to a refund, provided, that, the required information is timely furnished to the IRS. Each U.S. Holder and Non-U.S. Holder should duly complete, sign and deliver to the exchange agent an
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SPECIAL FACTORS (continued)

appropriate IRS Form W-9 or applicable IRS Form W-8 to provide the information and certification necessary to avoid backup withholding tax, unless an exemption applies and is established in a manner satisfactory to the exchange agent. Copies of information returns that are filed with the IRS may be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which a Non-U.S. Holder resides or is established.
Financing of the Merger
The Merger Agreement does not contain any financing-related contingencies or financing conditions to consummation of the Merger. In connection with the Merger, Parent delivered to Eargo the Equity Commitment Letter, dated October 29, 2023, entered into by and between Investor and Parent. The Investor is an affiliate of the PSC Stockholder. Pursuant to the Equity Commitment Letter, the Investor has committed, subject to the terms and conditions contained therein, to purchase, or cause to be purchased, directly or indirectly, equity interests of Parent in an aggregate amount of up to $31,000,000.00 (the “Commitment”) at or immediately prior to the Closing of the Merger solely for the purposes of allowing Parent to fund the amounts required to be paid by it (a) at the Closing pursuant to (and in accordance with) the Merger Agreement (including the aggregate Merger Consideration) together with (b) all fees and expenses required to be paid at the Closing by Eargo, Parent and Merger Sub in connection with the Merger.
Funding of the Commitment is subject to: (a) the satisfaction or, to the extent permitted by applicable law, written waiver by Parent of each of the conditions to Parent’s obligation to consummate the Closing in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent waivable under applicable Law and the Equity Commitment Letter) of those conditions at the Closing) and (b) the substantially contemporaneous consummation of the Closing in accordance with the terms of the Merger Agreement.
The Equity Commitment Letter will terminate upon the earlier of:
(i)	the valid termination of the Merger Agreement in accordance with its terms;
(ii)	the consummation of the Closing (at which time all such obligations shall be fully and finally discharged); and
(iii)
the commencement by or on behalf of Eargo or any of its Affiliates (other than at the direction of the Designated Persons or any Investor Related Parties (as each term is defined in the Equity Commitment Letter)) of a lawsuit or other legal proceeding asserting (i) a claim (other than a Retained Claim (as defined in the Limited Guarantee)) against Investor, Parent, Merger Sub or any Investor Related Party under or otherwise related to the Equity Commitment Letter, the Merger Agreement, the Limited Guarantee or the Voting and Support Agreement or the transactions contemplated thereby, or (ii) that any of the provisions of the Equity Commitment Letter are illegal, invalid or unenforceable in whole or in part or the limitations on the Investor’s, Parent’s or any Investor Related Party’s liabilities or obligations in the Equity Commitment Letter are illegal, invalid or unenforceable in whole or in part or that the Investor is liable in excess the Commitment.

Eargo is a third-party beneficiary of the rights granted to Parent under the Equity Commitment Letter (if and only if the conditions to fund the Commitment are satisfied and Eargo is entitled to seek specific performance pursuant to the Merger Agreement to cause Parent to effect the Closing in accordance with the Merger Agreement and subject to the terms and conditions thereof) solely for the purpose of seeking specific performance of Parent’s right to enforce the Equity Commitment Letter and cause the Investor to fund the Commitment.
Eargo’s right to seek specific performance pursuant to the Merger Agreement to cause Parent to effect the Closing, and in such event, Eargo’s right to enforce the Equity Commitment Letter and cause the Investor to fund the Commitment, as well as the other Retained Claims, are the sole and exclusive direct or indirect remedies (whether at law, in equity or otherwise) available to Eargo and the other Company Related Parties against the Investor, Parent, Merger Sub or any other Investor Related Party with respect to any claim (whether sounding in contract or tort, under law, equity or otherwise), matters, liabilities or obligations arising under or related to the Merger Agreement or the Equity Commitment Letter or the transactions contemplated thereby (including any financing thereof), including, without limitation, in connection with any breach or alleged breach by Parent of any representation, warranty, covenant, agreement or obligation under or related to the Merger Agreement (whether or not any such breach or alleged breach is caused by the Investor’s breach of its obligations under the Equity Commitment Letter or otherwise) and any breach or alleged breach by the Investor of any representation, warranty, covenant, agreement or obligation under or related to the Equity Commitment Letter.
The consummation of the Merger is not contingent or conditioned on Parent’s or Merger Sub’s receipt of any financing.
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SPECIAL FACTORS (continued)

Limited Guarantee
Subject to the terms and conditions set forth in the Limited Guarantee, the Guarantor has guaranteed the due and punctual performance and discharge of the payment obligations of Parent to Eargo of Damages and Enforcement Costs (as defined below) (the “Guaranteed Obligaitons”); provided that in no event will the Guarantor’s aggregate liability exceed $14,808,583.00 (such limitation on the liability the Guarantor may have for the Guaranteed Obligaitons referred to as the “Cap”).
The Limited Guarantee will terminate and the Guarantor will not have any further obligations under the Limited Guarantee as of the earliest of: (a) the consummation of the Closing, if the Closing occurs; (b) termination of the Merger Agreement in accordance with its terms by mutual consent of the parties thereto or circumstances where no damages are payable by Parent or Merger Sub, including in circumstances in which the Company Termination Fee is payable thereunder; and (c) the twelve (12) month anniversary after the execution of the Limited Guarantee (unless, in the case of clauses (b) and (c) above, Eargo commences litigation against Parent under the Merger Agreement or the Guarantor under and pursuant to the Limited Guarantee prior to such termination, in which case the Limited Guarantee will terminate upon the final, non-appealable resolution of such action and satisfaction by the Guarantor of any obligations finally determined or agreed to be owed by the Guarantor, consistent with the terms of the Limited Guarantee).
The Retained Claims (as defined in the Limited Guarantee) are the sole and exclusive remedy (whether at law or in equity, whether sounding in contract, tort, statute or otherwise) of Eargo and all of its Affiliates against any or all of the Non-Recourse Parties (as defined in the Limited Guarantee), in respect of any claims, liabilities or obligations arising in any way under, in connection with or in any manner related to any Transaction-Related Matter (as defind in the Limited Guarantee).
Fees and Expenses
The estimated fees and expenses incurred or expected to be incurred by Eargo in connection with the Merger is as follows:
Description	Amount
Financial advisory fees and expenses	$—
Legal fees and expenses	$—
Accounting and tax advisory fees	$—
SEC filing fees	$1,890.55
Printing, proxy solicitation and mailing costs	$—
Miscellaneous	$—
Total	$—
It is also expected that the Merger Sub and/or Parent will incur approximately $   million of legal, financial, accounting and other advisory fees and financing fees.
Accounting Treatment
The Parent Entities anticipate that Parent will be considered the acquirer for accounting purposes. If so, Parent will use the acquisition method of accounting to allocate the purchase consideration to Eargo assets acquired and liabilities assumed, which will be recorded at fair value.
Regulatory Approvals
Under the Merger Agreement, each of the parties to the Merger Agreement have agreed to use their respective reasonable best efforts to obtain all necessary governmental consents, approvals, licenses, permits, waivers, authorizations, clearances or orders and, as promptly as reasonably practicable, make or cause to be made any necessary registrations, declarations, submissions and filings with respect to the Merger and the transactions contemplated by the Merger Agreement as required under the Exchange Act, applicable federal or state securities laws or any other applicable law.
Litigation Relating to the Merger
As of the date of this proxy statement, there are no pending lawsuits challenging the Merger. However, potential plaintiffs may file lawsuits challenging the Merger and the outcome of any future litigation is uncertain.
Such litigation, if not resolved, could prevent or delay consummation of the Merger and result in substantial costs to Eargo, including any costs associated with the indemnification of directors and officers. One of the conditions to the consummation of the Merger is that
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SPECIAL FACTORS (continued)

no applicable law or order issued by a Governmental Authority or other legal restraint which is then in effect that renders illegal or enjoins the consummation of the Merger whether on a preliminary or permanent basis. Therefore, if a plaintiff were successful in obtaining an injunction prohibiting the consummation of the Merger on the agreed-upon terms, then such injunction may prevent the Merger from being consummated, or from being consummated within the expected time frame.
Appraisal Rights
If the Merger is consummated and certain conditions are met, stockholders who continuously hold shares of Company Common Stock through the effective date of the merger, who do not vote such shares of Company Common Stock in favor of the adoption of the Merger Agreement and who properly demand appraisal of such shares of Company Common Stock and do not effectively withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to seek appraisal of such shares of Company Common Stock in connection with the Merger under Section 262 of the DGCL. This means that holders of shares of Company Common Stock who perfect their appraisal rights, who do not thereafter effectively withdraw their demand for appraisal or otherwise lose their rights to seek appraisal, and who follow the procedures in the manner prescribed by Section 262 of the DGCL will be entitled to have such shares of Company Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of such shares of Company Common Stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest to be paid on the amount determined to be fair value, if any, (or in certain circumstances described in further detail in the section of this proxy statement captioned “The Special Meeting - Appraisal Rights,” on the difference between the amount determined to be the fair value and the amount paid by the Surviving Corporation in the Merger to each stockholder entitled to appraisal prior to the entry of judgment in any appraisal proceeding). Due to the complexity of the appraisal process, stockholders who wish to seek appraisal of their shares of Company Common Stock are encouraged to review Section 262 of the DGCL carefully and to seek the advice of legal counsel with respect to the exercise of appraisal rights.
Stockholders considering seeking appraisal should be aware that the fair value of their shares of Company Common Stock as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares of Company Common Stock.
To exercise your appraisal rights, you must: (i) submit a written demand for appraisal to Eargo before the vote is taken on the adoption of the Merger Agreement; (ii) not submit a proxy with respect to, or otherwise vote, the shares of Company Common Stock for which you seek appraisal in favor of the proposal to adopt the Merger Agreement; (iii) continue to hold such shares of Company Common Stock of record on and from the date of the making of the demand through the effective date of the Merger; and (iv) comply with all other procedures for exercising appraisal rights under Section 262 of the DGCL. Your failure to follow the procedures specified under Section 262 of the DGCL may result in the loss of your appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings with respect to the shares of Company Common Stock in respect of the Merger unless certain stock ownership conditions are satisfied by the stockholders seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in the section of this proxy statement captioned “The Special Meeting - Appraisal Rights,” which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 of the DGCL is reproduced and attached as Annex D to this proxy statement and incorporated by reference in this proxy statement in its entirety. Only a holder of record of shares of Company Common Stock is entitled to demand appraisal of such shares of Company Common Stock registered in that holder’s name. If you hold your shares of Company Common Stock through a broker, bank or other nominee and you wish to exercise appraisal rights, you should consult with such broker, bank or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such broker, bank or other nominee. For more information, please see the section of this proxy statement captioned “The Special Meeting - Appraisal Rights.”
Voting and Support Agreement
Concurrently with the execution and delivery of the Merger Agreement, the PSC Stockholoder, which holds approximately 76.2% of the voting power of Eargo’s outstanding capital stock entered into a Voting and Support Agreement with Eargo.
Under the Voting and Support Agreement, the PSC Stockholder has agreed to take certain actions required by Eargo upon the terms and subject to the conditions and limitations set forth therein, including to (i) vote all shares of Company Common Stock beneficially owned by the PSC Stockholder in favor of the Merger and the Merger Agreement; (ii) not exercise dissenters’ rights, appraisal rights or vote in favor of an alternative proposal or vote in favor of any other action that would reasonably be expected to prevent, interfere with, adversely affect or delay the Merger; and (iii) not enter into any contract, option or other arrangement or understanding with respect to the transfer of, any shares of Eargo held by the PSC Stockholder, other than as provided under certain customary exceptions. Accordingly,
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SPECIAL FACTORS (continued)

the Voting and Support Agreement is expected to result in a majority of outstanding shares of Company Common Stock being voted in favor of the proposal to approve and adopt the Merger Agreement, with the result that such proposal will be adopted. The PSC Stockholder’s obligations under the Voting and Support Agreement will terminate automatically upon the termination of the Merger Agreement in accordance with its terms.
The foregoing description of the Voting and Support Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Voting and Support Agreement, a copy of which is attached as Annex B to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Effective Time of the Merger
Subject to the terms and conditions set forth in the Merger Agreement, the Closing of the Merger will take place on the date which is three (3) Business Days after the date on which all conditions to the Closing (see “The Merger Agreement - Conditions to Consummation of the Merger”) have been satisfied or waived (if such waiver is permissible under the Merger Agreement or applicable law) (other than any such conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions).
The Merger will become effective, at the Effective Time, upon the filing of the Certificate of Merger with the Office of the Secretary of State of the State of Delaware, or at such later time specified in the Certificate of Merger in accordance with the DGCL. Eargo, however, cannot assure that the Effective Time will occur by any particular date, if at all.
Payment of Merger Consideration
Prior to the Effective Time, Parent and Merger Sub will appoint a bank or trust company reasonably acceptable to the Company to serve as the Paying Agent and enter into an agreement reasonably acceptable to the Company relating to the Paying Agent’s responsibilities with respect to the Merger Agreement. At or prior to the Effective Time, Parent or Merger Sub will deposit or cause to be deposited with the Paying Agent an amount in cash sufficient to pay for the aggregate Merger Consideration (other than in respect of Excluded Shares) (the “Payment Fund”).
Promptly after the Effective Time (and in any event within two (2) business days thereafter or such longer period as may be required by the Paying Agent), the Surviving Corporation will cause the Paying Agent to mail to each holder of record of Company Common Stock (other than Excluded Shares) immediately prior to the Effective Time (i) a notice advising such holders of the effectiveness of the Merger, (ii) a letter of transmittal specifying that delivery will be effected, and risk of loss and title will pass only upon delivery of Share Certificates (or affidavits of loss in lieu of the Share Certificates) or transfer of Book-Entry Shares not held, directly or indirectly, through The Depository Trust Company (“DTC”) to the Paying Agent (such materials to be in such form and have such other provisions as Parent desires with the approval of the Company) and (iii) instructions for effecting the surrender of Share Certificates or Book-Entry Shares, as applicable, to the Paying Agent in exchange for payment of the aggregate Merger Consideration to which such holders are entitled pursuant to the Merger Agreement.
With respect to Book-Entry Shares held, directly or indirectly, through DTC, Parent and the Company will cooperate to establish procedures with the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries to ensure that the Paying Agent will transmit to DTC or its nominees as promptly as practicable after the Effective Time, upon surrender of shares held of record by DTC or its nominees, the Merger Consideration to which the beneficial owners thereof are entitled to receive pursuant to the Merger Agreement.
Upon surrender to the Paying Agent of shares of Company Common Stock that (A) are Share Certificates (or affidavits of loss in lieu of the Share Certificates), together with the letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be reasonably required by the Paying Agent, (B) are Book-Entry Shares not held through DTC, by book receipt of an “agent’s message” in customary form by the Paying Agent in connection with the surrender of Book-Entry Shares (or such other reasonable evidence, if any, of surrender with respect to such Book-Entry Shares, as the Paying Agent may reasonably request), and (C) are Book-Entry Shares held, directly or indirectly, through DTC, in accordance with DTC’s customary surrender procedures and such other procedures as agreed to by the Company, Parent, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, the holder of such Share Certificates or Book-Entry Shares will be entitled to receive in exchange therefor, and Parent will cause the Paying Agent to deliver to each such holder, as promptly as reasonably practicable after the Effective Time, a check in the amount (after giving effect to any required tax withholdings) of cash that such holder has the right to receive pursuant to the Merger Agreement. No interest will be paid or accrue on any amount payable upon surrender of any shares of Company Common Stock.
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SPECIAL FACTORS (continued)

From and after the Effective Time, there will be no transfers on the stock transfer books of the Company of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Share Certificate or acceptable evidence of a Book-Entry Share is presented to the Surviving Corporation, Parent or the Paying Agent for transfer, it will be cancelled and exchanged for the cash amount in immediately available funds to which the holder thereof is entitled to receive pursuant to the Merger Agreement.
Any portion of the Payment Fund (including the proceeds of any investments of the Payment Fund) that remains unclaimed by, or otherwise undistributed to, the holders of Share Certificates or Book-Entry Shares by the one year anniversary of the Effective Time will be delivered to the Surviving Corporation or an affiliate thereof designated by the Surviving Corporation. Any holder of shares of Company Common Stock (other than Excluded Shares) who has not theretofore complied with the procedures for receiving the Merger Consideration will thereafter look only to the Surviving Corporation for payment of the Merger Consideration (after giving effect to any required tax withholdings as provided in the Merger Agreement) upon delivery of the Share Certificates (or affidavits of loss in lieu of the Share Certificates) or Book-Entry Shares, without any interest thereon. None of the Surviving Corporation, Parent, the Paying Agent or any other person will be liable to any former holder of Company Common Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws. To the fullest extent permitted by law, immediately prior to the date any Merger Consideration would otherwise escheat to or become the property of any governmental authority, such Merger Consideration will become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.
Each of Parent, the Company, Merger Sub, the Surviving Corporation and the Paying Agent, as applicable, will be entitled to deduct and withhold from any amounts otherwise payable to any person pursuant to the Merger Agreement such amounts as it is required to deduct and withhold under applicable law with respect to taxes. Any amounts so deducted or withheld and paid over to the appropriate taxing authority will be treated for all purposes of the Merger Agreement as having been paid to the person in respect of which such deduction or withholding was made.
50    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

THE MERGER AGREEMENT
The Merger Agreement
The following describes the material provisions of the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference herein in its entirety. The descriptions in this section and elsewhere in this proxy statement are subject to, and qualified in their entirety by, reference to the Merger Agreement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to carefully read the Merger Agreement in its entirety before making any decisions regarding the Merger because it is the principal document governing the Merger.
The Merger Agreement and this summary of its terms have been included to provide you with information regarding the terms of the Merger Agreement, and are not intended to provide you with any factual information about Eargo or to modify or supplement any factual disclosures about Eargo contained in this proxy statement or in our public reports filed with the SEC. In particular, the Merger Agreement and this summary are not intended to be, and should not be relied upon as, disclosures regarding the actual state of any facts and circumstances relating to Eargo. Such information can be found elsewhere in this proxy statement and in the public filings we make with the SEC, as described in the section titled “Where You Can Find More Information.”
The Merger Agreement contains representations and warranties by and covenants of each of the parties to the Merger Agreement that were made only for the purposes of the Merger Agreement as of specified dates. Those representations, warranties and covenants were made solely for the benefit of the parties to the Merger Agreement, were qualified and subject to important limitations in connection with the negotiation of the Merger Agreement (including by being qualified by confidential disclosure schedules and certain other disclosures exchanged between the parties to the Merger Agreement, which are not reflected in the Merger Agreement) and may be subject to contractual standards of materiality which may differ from what may be viewed as material by you or other investors. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purpose of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the transactions contemplated thereby if the representations and warranties of the other party prove to be untrue due to a change in circumstances or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Eargo. In any event, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference herein. See the section titled “Where You Can Find More Information.”
Capitalized terms used herein and not otherwise defined in this proxy statement have the meanings set forth in the Merger Agreement. Stockholders and other interested parties should read the Merger Agreement for a more complete description of the provisions summarized below.
Form of Merger
Upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub will be merged with and into the Company, and the separate corporate existence of Merger Sub will cease, and the Company will continue as the Surviving Corporation.
Consummation and Effectiveness of the Merger
The Merger will become effective at the time when the certificate of merger has been duly filed with and accepted by the Secretary of State of the State of Delaware, or at such later time as may be agreed by the parties in writing and specified in the certificate of merger. The closing of the Merger will take place at 9:00 a.m., New York time, on the third (3rd) business day after the satisfaction or waiver by the party entitled thereto of all conditions to the consummation of the Merger set forth in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver (to the extent waivable under applicable law and the Merger Agreement) of such conditions) unless otherwise mutually agreed between the Company and Parent.
Consideration to be Received in the Merger
Subject to the terms and conditions of the Merger Agreement, at the Effective Time, the following will occur:
•
each share of Company Common Stock that is owned by the Company and not held on behalf of third parties, or owned by any stockholders of the Company who did not vote in favor of the Merger Agreement and who have demanded and not withdrawn a demand for appraisal rights pursuant to the DGCL (the “Appraisal Shares”), in each case, issued and outstanding immediately prior to the Effective Time will be cancelled without payment of any consideration therefor and cease to exist (subject to the appraisal rights of dissenting stockholders);

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THE MERGER AGREEMENT (continued)

•
each share of Company Common Stock that is owned by the PSC Stockholder or its Affiliates, Parent or Merger Sub, in each case, issued and outstanding immediately prior to the Effective Time, will automatically be converted into one share of common stock of the Surviving Corporation (the “Surviving Corporation Shares”); and

•
each share of Company Common Stock (other than (i) shares of Company Common Stock owned by (A) the Company and not held on behalf of third parties, (B) the PSC Stockholder or its Affiliates, (C) Parent or (D) Merger Sub, or (ii) Appraisal Shares (collectively, “Excluded Shares”)) issued and outstanding immediately prior to the Effective Time will be converted into the right to receive $2.55 per share in cash, without interest, and will cease to be outstanding, be cancelled and cease to exist, and each certificate formerly representing any such shares (each, a “Share Certificate”) or the applicable number of uncertificated shares represented by book-entry (each, a “Book-Entry Share”) will thereafter represent only the right to receive the Merger Consideration in accordance with the Merger Agreement; and

•	each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time will be cancelled without payment of any consideration therefor and cease to exist.
At the Effective Time, each option to acquire Company Common Stock that is outstanding and unexercised immediately prior to or upon the Effective Time, whether vested or unvested (the “Company Options”), will, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, be cancelled, with the holder of such Company Option becoming entitled to receive, in full satisfaction of the rights of such holder with respect thereto, an amount in cash, without interest thereon and subject to applicable Tax withholding, equal to the product obtained by multiplying (i) the excess, if any, of the Merger Consideration over the per share exercise price of such Company Option, by (ii) the number of Shares covered by such Company Option immediately prior to and upon the Effective Time. The Surviving Corporation will pay the Option Consideration on the first regular payroll date to occur after the fifth Business Day following the Closing Date. Any Company Option that has a per share exercise price that is greater than or equal to the Merger Consideration will be cancelled for no consideration as of the Effective Time.
At the Effective Time, each then outstanding Company RSU Award will, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest thereon and subject to applicable Tax withholding (the “RSU Cash Replacement Award”), equal to the product of (i) the Merger Consideration and (ii) the total number of Shares subject to such Company RSU Award as of immediately prior to the Effective Time. Such RSU Cash Replacement Awards will otherwise have the same terms and conditions (including with respect to vesting) as applied to the Company RSU Award for which they were exchanged, except for terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement or for such other administrative or ministerial changes that are reasonable and made in good faith to conform the administration of the RSU Cash Replacement Awards.
Appraisal Shares
Appraisal Shares will not be converted into the right to receive the Merger Consideration and, if all procedures described in Section 262 of the DGCL are strictly complied with, holders of such Appraisal Shares will be entitled to receive payment of the fair value of such Appraisal Shares as determined by the Delaware Court of Chancery in accordance with the provisions of Section 262 of the DGCL, as further described in the section titled “Appraisal Rights”. If any such holder fails to comply with the provisions of Section 262 of the DGCL or effectively withdraws or loses his, her or its appraisal rights, such Appraisal Shares will then be treated as if they had been converted at the Effective Time into the right to receive the applicable portion of the Merger Consideration, without any interest thereon.
The Company will give Parent notice of any written demands for appraisal of shares of Company Common Stock, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company with respect to the Appraisal Shares promptly after receipt by the Company. The Company will also give Parent the opportunity to participate in and direct all negotiations and proceedings with respect to such demands for appraisal pursuant to the DGCL in respect of such Appraisal Shares. The Company will not, except with the prior written consent of Parent, make any payment with respect to any such demands for appraisal or offer to settle or settle any such demands, or agree to do any of the foregoing.
Procedures for Receiving Merger Consideration
Prior to the Effective Time, Parent and Merger Sub will appoint a bank or trust company reasonably acceptable to the Company to serve as the Paying Agent and enter into an agreement reasonably acceptable to the Company relating to the Paying Agent’s responsibilities with respect to the Merger Agreement. At or prior to the Effective Time, Parent or Merger Sub will deposit or cause to be deposited with the Paying Agent an amount in cash sufficient to pay for the aggregate Merger Consideration (other than in respect of Excluded Shares) (the “Payment Fund”).
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THE MERGER AGREEMENT (continued)

Promptly after the Effective Time (and in any event within two (2) business days thereafter or such longer period as may be required by the Paying Agent), the Surviving Corporation will cause the Paying Agent to mail to each holder of record of Company Common Stock (other than Excluded Shares) immediately prior to the Effective Time (i) a notice advising such holders of the effectiveness of the Merger, (ii) a letter of transmittal specifying that delivery will be effected, and risk of loss and title will pass only upon delivery of Share Certificates (or affidavits of loss in lieu of the Share Certificates) or transfer of Book-Entry Shares not held, directly or indirectly, through The Depository Trust Company (“DTC”) to the Paying Agent (such materials to be in such form and have such other provisions as Parent desires with the approval of the Company) and (iii) instructions for effecting the surrender of the Share Certificates (or affidavits of loss in lieu of the Share Certificates) or Book-Entry Shares, as applicable, to the Paying Agent in exchange for payment of the aggregate Merger Consideration to which such holders are entitled pursuant to the Merger Agreement.
With respect to Book-Entry Shares held, directly or indirectly, through DTC, Parent and the Company will cooperate to establish procedures with the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries to ensure that the Paying Agent will transmit to DTC or its nominees as promptly as practicable after the Effective Time, upon surrender of shares held of record by DTC or its nominees, the Merger Consideration to which the beneficial owners thereof are entitled to receive pursuant to the Merger Agreement.
Upon surrender to the Paying Agent of Shares that (A) are Share Certificates (or affidavits of loss in lieu of the Share Certificates), together with the letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be reasonably required by the Paying Agent, (B) are Book-Entry Shares not held through DTC, by book receipt of an “agent’s message” in customary form by the Paying Agent in connection with the surrender of Book-Entry Shares (or such other reasonable evidence, if any, of surrender with respect to such Book-Entry Shares, as the Paying Agent may reasonably request), and (C) are Book-Entry Shares held, directly or indirectly, through DTC, in accordance with DTC’s customary surrender procedures and such other procedures as agreed to by the Company, Parent, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, the holder of such Share Certificates or Book-Entry Shares will be entitled to receive in exchange therefor, and Parent will cause the Paying Agent to deliver to each such holder, as promptly as reasonably practicable after the Effective Time, a check in the amount (after giving effect to any required tax withholdings) of cash that such holder has the right to receive pursuant to the Merger Agreement. No interest will be paid or accrue on any amount payable upon surrender of any shares of Company Common Stock. From and after the Effective Time, there will be no transfers on the stock transfer books of the Company of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Share Certificate or acceptable evidence of a Book-Entry Share is presented to the Surviving Corporation, Parent or the Paying Agent for transfer, it will be cancelled and exchanged for the cash amount in immediately available funds to which the holder thereof is entitled to receive pursuant to the Merger Agreement. Any portion of the Payment Fund (including the proceeds of any investments of the Payment Fund) that remains unclaimed by, or otherwise undistributed to, the holders of Share Certificates or Book-Entry Shares by the one year anniversary of the Effective Time will be delivered to the Surviving Corporation or an affiliate thereof designated by the Surviving Corporation. Any holder of shares of Company Common Stock (other than Excluded Shares) who has not theretofore complied with the procedures for receiving the Merger Consideration will thereafter look only to the Surviving Corporation for payment of the Merger Consideration (after giving effect to any required tax withholdings as provided in the Merger Agreement) upon delivery of the Share Certificates (or affidavits of loss in lieu of the Share Certificates) or Book-Entry Shares, without any interest thereon. None of the Surviving Corporation, Parent, the Paying Agent or any other person will be liable to any former holder of Company Common Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws. To the fullest extent permitted by law, immediately prior to the date any Merger Consideration would otherwise escheat to or become the property of any governmental authority, such Merger Consideration will become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto. Each of Parent, the Company, Merger Sub, the Surviving Corporation and the Paying Agent and any other applicable withholding agent, as applicable and without duplication, will be entitled to deduct and withhold (or cause to be deducted and withheld) from any amount payable to any person pursuant to the Merger Agreement such amounts as it is required to deduct and withhold under applicable law with respect to taxes. Any amounts so deducted or withheld and paid over to the appropriate taxing authority will be treated for all purposes of the Merger Agreement as having been paid to the person in respect of which such deduction or withholding was made. Notwithstanding anything to the contrary, any compensatory amounts payable to any current or former employee of the Company or any of its Subsidiaries pursuant to or as contemplated by the Merger Agreement will be remitted to the applicable payor for payment to the applicable Person through regular payroll procedures, as applicable.
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THE MERGER AGREEMENT (continued)

Certificate of Incorporation; Bylaws
At the Effective Time, (a) the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time will be the certificate of incorporation of the Surviving Corporation, except that references to Merger Sub’s name will be replaced with references to the Surviving Corporation’s name, until thereafter amended as provided therein or as provided by applicable Law, and (b) the bylaws of the Surviving Corporation will be amended and restated in their entirety to be identical to the bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that references to Merger Sub’s name will be replaced with references to the Surviving Corporation.
Representations and Warranties
The Merger Agreement contains representations and warranties of Parent, Merger Sub and the Company, including representations and warranties relating to, among other things:
•	organization, good standing, qualification and similar matters;
•	corporate authority and approval and fairness;
•	due authorization, execution, delivery and enforceability of the Merger Agreement;
•	governmental and regulatory authority filings;
•	absence of conflicts with the parties’ governing documents, applicable laws and contracts;
•	litigation; and
•	absence of brokers’, finders’ and investment bankers’ fees or commissions.
In addition, the Merger Agreement contains the following representations and warranties of the Company relating to, among other things:
•	capital structure;
•	ownership of the Company’s subsidiaries;
•	governmental filings and SEC filings;
•	maintenance of disclosure controls and procedures;
•	Company financial statements and the absence of certain undisclosed liabilities;
•
the conduct by the Company and each of its subsidiaries of its business in all material respects in the ordinary course of business since June 30, 2023 and the absence of a Material Adverse Effect (as defined below) since December 31, 2022;

•	employee benefits matters;
•	compliance with laws, including FDA compliance;
•	possession and compliance with permits, licenses and consents;
•	compliance with international trade laws and anti-corruption laws;
•	material contracts, including top customers and venders/suppliers;
•	real property;
•	inapplicability of certain takeover laws;
•	environmental matters;
•	filing of tax returns, payment of taxes and other tax matters;
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THE MERGER AGREEMENT (continued)

•	labor matters;
•	ownership and use of intellectual property;
•	cybersecurity and data privacy matters;
•	insurance;
•	the receipt of a fairness opinion from Perella Weinberg;
•	information supplied; and
•	affiliate transactions.
The Merger Agreement also contains the following representations and warranties of Parent and Merger Sub relating to, among other things:
•	delivery and enforceability of the Limited Guarantee;
•	financing and the availability of funds to consummate the Merger;
•	ownership and operations of Merger Sub;
•	solvency;
•	information supplied;
•	ownership of Company Common Stock; and
•	arrangements related to the Merger.
Certain of the representations and warranties in the Merger Agreement are qualified as to “materiality” or “Material Adverse Effect”. The Merger Agreement provides that a Material Adverse Effect means any change, effect, event, occurrence or development that (a) prevents, materially delays or materially impairs the ability of the Company to consummate the Merger or the other transactions contemplated by the Merger Agreement or (b) is materially adverse to the business or financial condition of the Company and its subsidiaries, taken as a whole, excluding, for purposes of clause (b), any change, effect, event, occurrence or development to the extent it results from or arises out of:
•
changes generally affecting the economy or political, social, regulatory, business, economic, financial, credit, commodity or capital market conditions in the United States or any other country or region in the world, or changes in conditions in the global economy generally;

•	changes generally affecting the industries in which the Company and its subsidiaries operate;
•	changes or prospective changes in GAAP or in any law after the date of the Merger Agreement or any interpretation or enforcement thereof by any governmental authority;
•
changes in any political or geopolitical, regulatory, legislative or social conditions, acts of war (whether or not declared), hostilities, civil disobedience, sabotage, cyber-intrusions, military actions or acts of terrorism, or any escalation or worsening of any of the foregoing;

•
any hurricane, tropical storm, tornado, earthquake, flood, tsunami, natural disaster, epidemic, disease, outbreak, health emergency or crisis (including with respect to or as a result of COVID-19), act of God, other comparable events or any escalation or worsening of any of the foregoing;

•
any change or prospective change in the credit rating of the Company; provided that the underlying causes of any such change may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of the definition of “Material Adverse Effect”;

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THE MERGER AGREEMENT (continued)

•
a decline, in and of itself, in the price or trading volume of the shares of Company Common Stock on the Nasdaq Stock Market or any other securities market or in the trading price of any other securities of the Company or any of its subsidiaries; except that the underlying causes of any such decline may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of the definition of “Material Adverse Effect”;

•
any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings, cash flow or cash position or other financial or operating measures or metrics (whether such projections, forecasts, estimates or predictions were made by the Company or independent third parties) for any period; provided that the underlying causes of any such failure may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of the definition of “Material Adverse Effect”; and

•
the announcement, pendency or consummation of the Merger Agreement or the Merger, including, in each case the impact thereof on relationships with employees, customers, suppliers, distributors, partners, vendors or other persons (provided that this exception will not apply to any representation or warranty contained in the Merger Agreement (or any related condition) to the extent that such representation or warranty expressly addresses consequences resulting from the execution of the Merger Agreement or the consummation or pendency of the transactions contemplated thereby, including the representations and warranties of the Company related to governmental filings);

except that, in the case of the first five bullets above, to the extent that the Company and its subsidiaries, taken as a whole, are disproportionately adversely affected by such matters as compared to other, similarly sized and situated participants in the industries in which the Company and the subsidiaries operate (in which case, only the incremental disproportionate adverse effect may be taken into account in determining whether there has been or will be a Material Adverse Effect).
Conduct of Business by the Company Prior to Consummation of the Merger
Except (i) as expressly contemplated, required or permitted by the Merger Agreement, (ii) as required by applicable law, (iii) as approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned) or (iv) as set forth on the confidential company disclosure schedules to the Merger Agreement, from the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the Effective Time, the Company will, and will cause each of its subsidiaries to, use its and their commercially reasonable efforts to (A) conduct their businesses in the ordinary course of business in all material respects and (B) preserve intact their business organizations and relationships with customers, suppliers, distributors and other persons with which it has material business dealings.
In addition, without limiting the generality of the foregoing, except (i) as expressly contemplated, required or permitted by the Merger Agreement, (ii) as required by applicable law, (iii) as approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned) or (iv) as set forth on the confidential company disclosure schedules to the Merger Agreement, from the date of the Merger Agreement to the earlier of the termination of the Merger Agreement and the Effective Time, the Company will not, and will cause its subsidiaries not to:
•	adopt any change in the organizational documents of the Company or any of its subsidiaries, in each case whether by merger consolidation or otherwise;
•
merge or consolidate the Company or any of its subsidiaries with any other person, or restructure, reorganize, recapitalize or completely or partially liquidate or dissolve or otherwise enter into any agreement or arrangement imposing any material restrictions on the assets, operations or business of the Company or any of its subsidiaries;

•
issue, sell, deliver or agree to commit to issue, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of the Company or any of its subsidiaries, or securities convertible or exchangeable into or exercisable for any shares of such capital stock, or any options, warrants, restricted shares, restricted share units, performance share units, stock appreciation rights, phantom stock or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities, in each case, other than (i) any such transaction among the Company and its subsidiaries or among the Company’s wholly owned subsidiaries in the ordinary course of business or (ii) any issuance of shares of Company Common Stock pursuant to exercise or settlement of Company Equity Awards outstanding as of the date of the Merger Agreement in accordance with their terms;

•	make any loans, advances or capital contributions to or investments in any person (other than to the Company or any of its wholly owned subsidiaries in the ordinary course of business);
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THE MERGER AGREEMENT (continued)

•	declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise with respect to any of its capital stock or other equity or voting interests;
•
reclassify, split, combine, subdivide or redeem, repurchase, purchase or otherwise acquire or amend the terms of, directly or indirectly, any of its capital stock or securities convertible or exchangeable into or exercisable for any shares of its capital stock or other equity or voting interest (except for (i) acquisitions of shares of Company Common Stock in satisfaction of withholding obligations in respect of Company Equity Awards to the extent required by such Company Equity Awards, or (ii) payment of the exercise price in respect of Company Options, in the case of this clause (ii), outstanding as of the date of the Merger Agreement pursuant to its terms or granted thereafter not in violation of the Merger Agreement);

•
create, incur, assume or guarantee or otherwise become liable for any indebtedness for borrowed money or issue any debt securities or guarantees of the same or any other indebtedness, except for (i) guarantees or credit support provided by the Company or any of its subsidiaries of the obligations of the Company or any of its subsidiaries in the ordinary course of business to the extent such indebtedness is in existence on the date of the Merger Agreement, or (ii) any indebtedness solely among the Company and its wholly owned subsidiaries or among the Company’s wholly owned subsidiaries in the ordinary course of business;

•
other than in the ordinary course of business consistent with past practice, (i) enter into any contract that would have been a material contract disclosed pursuant to the Merger Agreement (a “Material Contract”) if it had been in effect on October 29, 2023, except that certain contracts may not be entered into without the prior written consent of Parent, or (ii) amend, modify or waive in any material respect or terminate any Material Contract in a manner adverse to the Company (other than expirations of any such contract in accordance with its terms);

•
make any material changes with respect to financial accounting policies or procedures, except as required by law or by U.S. GAAP or official interpretations with respect thereto or by any governmental authority or quasi-governmental authority (including the Financial Accounting Standards Board or any similar organization);

•
settle any Action for an amount in excess of $75,000 individually or $150,000 in the aggregate other than (i) any settlement or compromise where the amount paid or to be paid by the Company or any of its subsidiaries is fully covered by insurance coverage or retention amounts maintained by the Company or any of its subsidiaries and (ii) settlements or compromises of any lawsuit for an amount not in excess of the amount, if any, reflected or specifically reserved in the balance sheet (or the notes thereto) of the Company included in the Company reports filed with the SEC; provided that, in the case of each of the foregoing, the settlement or compromise of such Action does not (x) impose any material restriction on the business or operations of the Company or any of its subsidiaries (or Parent or any of its subsidiaries after the Closing) or (y) include any non-monetary or injunctive relief, or the admission of wrongdoing, by the Company or any of its subsidiaries or any of their respective officers or directors;

•
sell, assign, lease, license, sublicense or otherwise transfer or dispose of, abandon or permit to lapse, fail to take any action necessary to maintain, enforce or protect, or create or incur any lien (other than permitted liens), on any material assets or property (including any Company intellectual property and licensed intellectual property) except (i) pursuant to existing contracts or commitments (or refinancings thereof), or (ii) in the ordinary course of business consistent with past practice and in no event in an amount exceeding $25,000 individually or $50,000 in the aggregate;

•
except for such actions required by the terms of Company benefit plans as in effect on the date hereof or applicable Law: (i) materially increase the compensation or other benefits payable or provided to any Company service providers other than increases in base salary in the ordinary course of business for Company service providers with base salary of less than $250,000; (ii) increase or accelerate or commit to accelerate the funding, payment or vesting of compensation or benefits provided under any Company benefit plans, (iii) grant or announce any cash, equity or equity-based, change of control, severance or retention award to any Company service provider; (iv) establish, adopt, enter into terminate or amend (x) any collective bargaining agreement or (y) any Company benefit plan (or any plan, program, agreement or arrangement that would be a Company benefit plan if in effect on the date hereof); (v) recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative of any employees of the Company or its subsidiaries or (vi) hire or terminate the employment of any employee of the Company whose annualized base compensation exceeds $250,000, other than (x) hiring to replace departed employees or to fill vacancies or (y) terminations for “cause” (as determined in the Company’s reasonable discretion), except that the foregoing clauses will not restrict the Company or its subsidiaries from making available to newly hired employees or independent contractors (in the ordinary course of business), plans, agreements, benefits and

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THE MERGER AGREEMENT (continued)

compensation arrangements (including cash incentive grants, but excluding any equity-related incentives) that are on substantially the same terms and conditions and have a value that is consistent with the past practice of making compensation and benefits available to newly hired employees or independent contractors in similar positions or for employees or independent contractors with similar levels of responsibility;
•
acquire any business, assets or capital stock of any person or division thereof, whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, consolidation or otherwise), other than the acquisition of assets from vendors or suppliers of the Company or any of its subsidiaries in the ordinary course of business;

•	implement or announce any permanent plant closings or permanent facility shutdown that would implicate the WARN Act;
•
other than in the ordinary course of business, (i) make, change or revoke any income or other material tax election; (ii) materially change or amend its methods for reporting income, deductions or accounting for tax purposes or tax accounting period, (iii) file any material amended tax return, (iv) settle or compromise any Action relating to any material amount of taxes, (v) enter into any material closing agreement, (vi) enter into any material agreement with a Governmental Authority with respect to Taxes, (vii) enter into or change any material Tax sharing, Tax advance pricing, Tax allocation, or Tax indemnification agreement that is binding on the Company or its Subsidiaries, (viii) consent to the extension or waiver of the limitation period applicable to any material amount of taxes, (ix) make a request for a material Tax ruling to any Governmental Authority or (vi) surrender any right to claim a material Tax refund, offset, abatement, reduction, deduction, exemption, credit or other reduction in liability; or

•	agree, authorize or commit to do any of the foregoing.
Regulatory Filings; Efforts
Subject to the terms of the Merger Agreement, each of the parties thereto will use its reasonable best efforts to:
•
take, or cause to be taken, all actions, and to promptly do, or cause to be done, and to assist and cooperate with the other parties to do all things necessary, proper or advisable under applicable law to consummate the transactions contemplated by the Merger Agreement, including the Merger, as promptly as reasonably practicable and in any event prior to April 29, 2024;

•
obtain from any governmental authority any consents, licenses, permits, waivers, approvals, authorizations, clearances or orders advisable or required to be obtained by Parent and Company or any of their respective controlled affiliates; and

•
as promptly as reasonably practicable, make, or cause to be made, any required or advisable registrations, declarations, submissions and filings with respect to the Merger and any other transactions contemplated by the Merger Agreement required under the Exchange Act, any other applicable federal or state securities laws, and any other applicable law.

Parent and the Company will both:
•
give the other parties prompt notice of the making or commencement of any request or proceeding before any governmental authority with respect to the Merger or any other transactions contemplated by the Merger Agreement;

•	keep the other parties informed as to the status of any such request or proceeding;
•
give the other parties notice and an opportunity to participate in any substantive communication made to any governmental authority regarding the Merger or any other transactions contemplated by the Merger Agreement; and

•	promptly notify the other parties of any communication from any governmental authority regarding the Merger or any other transactions contemplated by the Merger Agreement.
Parent and the Company have the right to review in advance, and each will and consult with the other on, any filing made with, or substantive communication made to, any governmental authority in connection with the Merger or any other transactions contemplated by the Merger Agreement.
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THE MERGER AGREEMENT (continued)

Company Stockholder Approval
The Merger Agreement provides that the Company will use reasonable best efforts to, as promptly as reasonably practicable (and in any event within twenty (20) days) after the execution of the Merger Agreement, prepare and file with the SEC a preliminary proxy statement relating to the Special Meeting, which will include the Company Recommendation with respect to the Merger. The Company and Parent will cooperate to, concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC the Schedule 13e-3.
Parent will, as promptly as practicable, use reasonable best efforts to furnish to the Company all information concerning Parent and Merger Sub as may be requested in writing by the Company in connection with the Proxy Statement and the Schedule 13e-3, including such information that is required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement and the Schedule 13e-3, and will otherwise assist and reasonably cooperate with the Company in the preparation of the Proxy Statement and the resolution of comments from the SEC (or the staff of the SEC) and the Schedule 13e-3. Parent will, upon written request of the Company, use reasonable best efforts to confirm or supplement the information relating to Parent or Merger Sub supplied by it for inclusion in the Proxy Statement and the Schedule 13e-3, such that at the time of the mailing of the Proxy Statement and the Schedule 13e-3 or any amendments or supplements thereto, and at the time of the Special Meeting, such information will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company may not file the Proxy Statement or any Other Required Company Filing (in each case, including any amendments thereto) with the SEC without first providing Parent and its counsel a reasonable opportunity to review and comment thereon, and the Company will give due consideration to all reasonable additions, deletions or changes suggested thereto by Parent or its counsel.
The Company and its Affiliates, on the one hand, and Parent, Merger Sub and their respective Affiliates, on the other hand, may not communicate in writing with the SEC or its staff with respect to the Proxy Statement, the Schedule 13e-3 or any Other Required Company Filing, as the case may be, or any amendment or supplement thereto, without first providing the other Party a reasonable opportunity to review and comment on such written communication, and each Party will give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel. The Company, on the one hand, and Parent and Merger Sub, on the other hand, will advise the other, promptly after it receives notice thereof, of any receipt of a request by the SEC or its staff for (i) any amendment or revisions to the Proxy Statement, the Schedule 13e-3 or any Other Required Company Filing, as the case may be; (ii) any receipt of comments from the SEC or its staff on the Proxy Statement, the Schedule 13e-3 or any Other Required Company Filing, as the case may be; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith. Subject to applicable law, the Company will use its reasonable best efforts to cause the Proxy Statement to be disseminated to the Company Stockholders as promptly as reasonably practicable following the filing thereof with the SEC and confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement, which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company prior to the tenth calendar day after filing the Proxy Statement that the SEC will or will not be reviewing the Proxy Statement.
The Company will take all action necessary in accordance with the DGCL, the Charter, the Bylaws and the rules of Nasdaq to establish a record date for (and the Company will consult with Parent with respect to such record date and will not change the record date without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed) unless required by applicable Law), duly call, give notice of, convene and hold the Special Meeting as promptly as reasonably practicable following the mailing of the Proxy Statement to the Company Stockholders for the purpose of obtaining the Requisite Company Stockholder Approval. The Company may postpone or adjourn the Special Meeting, up to two times without the consent of Parent (not to be unreasonably withheld, conditioned or delayed), in each case for a period of up to ten (10) days (and will postpone or adjourn the Special Meeting at the request of Parent in the event of the following clause (ii)) if (i) the Company is required to postpone or adjourn the Special Meeting by applicable law, order or a request from the SEC or its staff; (ii) the Special Committee has determined in good faith (after consultation with outside legal counsel) that it is required by applicable Law to postpone or adjourn the Special Meeting in order to give the Company Stockholders sufficient time to evaluate any information or disclosure that the Company has sent to Company Stockholders or otherwise made available to the Company Stockholders by filing materials with the SEC or (iii) with the prior consent of Parent, in each case in accordance with the terms of the Merger Agreement.
No Solicitation; Superior Proposal and Change of Recommendation
From the date of the Merger Agreement until the earlier of the termination of the Merger Agreement and the Effective Time, the Company has agreed that neither it nor any of its subsidiaries nor any of the employees (including any officers) and directors of it or its subsidiaries will, and it will use its reasonable best efforts to cause its and its subsidiaries’ representatives not to, directly or indirectly:
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THE MERGER AGREEMENT (continued)

•
initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal (as defined below) subject to certain fiduciary duties of directors;

•
engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any nonpublic information or data to any person or group relating to any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state that the terms of the non-solicitation covenant in the Merger Agreement prohibit such discussion);

•
furnish to any person (other than Parent or any of its affiliates) any non-public information relating to the Company or any of its subsidiaries or afford to any such person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its subsidiaries, in any such case with the intent to induce, or that would reasonably be expected to result in, the making, submission or announcement of, an Acquisition Proposal;

•	approve, endorse or recommend any proposal that constitutes or would reasonably be expected to lead to, an Acquisition Proposal; or
•	resolve or agree to do any of the foregoing.
The Merger Agreement provides that the term “Acquisition Proposal” means any proposal or offer from any person or group (other than Parent, the Majority Stockholder and their affiliates) relating to a transaction or series of related transactions, that, if consummated, would result in a:
•
direct or indirect purchase or acquisition by a third party of the assets of the Company constituting 20% or more of the consolidated net revenues, net income or total assets (including equity securities of the subsidiaries of the Company) of the Company and its subsidiaries, taken as a whole;

•	direct or indirect purchase or acquisition by a third party of beneficial ownership of 20% or more of the total voting power of the Company; or
•
direct or indirect merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or other similar transaction involving the Company pursuant to which such third party (or its equityholders) would hold securities representing 20% or more of the total voting power of the Company (or the surviving or resulting entity) after giving effect to such transaction.

For the avoidance of doubt, the Merger and the other transactions contemplated by the Merger Agreement will not be deemed an Acquisition Proposal.
From and after the execution of the Merger Agreement until the earlier of the termination of the Merger Agreement and the Effective Time, the Company will, and will cause its subsidiaries and its and their respective employees, officers and directors, to, and will use its reasonable best efforts to cause each of its and their respective other representatives to:
•
cease and cause to be terminated any discussions or negotiations with any person or group that would be prohibited by the non-solicitation provisions of the Merger Agreement and cease providing any further information with respect to the Company or any Acquisition Proposal to any such person or group or its or their representatives;

•	promptly terminate all access granted to any person or group and its or their representatives to any physical or electronic data room (or any other diligence access); and
•
promptly following the execution of the Merger Agreement (and in any event within two business days thereof) request in writing the prompt return or destruction of all non-public information concerning the Company and its subsidiaries furnished to any such person by the Company and its subsidiaries or representatives with whom a confidentiality agreement with respect to an Acquisition Proposal was entered into at any time within the five-month period immediately preceding the date thereof.

The Company is required to promptly (and, in any event, within twenty-four (24) hours) notify Parent if any (i) inquiries, proposals, indications of interest or offers with respect to an Acquisition Proposal are received by, (ii) information is requested from or (iii) discussions or negotiations are sought to be initiated or continued with, the Company or any of its representatives, with such notice indicating the material terms and conditions of any inquiry, proposal or offer and thereafter will keep Parent reasonably informed, on a reasonably current basis (and, in any event, within twenty-four (24) hours), of the status and material terms of any such proposal, inquiry, indication of interest or offer (including any amendments thereto and any new, amended or revised material written materials relating thereto provided to the Company or any of its representatives) and the status of any such discussions or negotiations.
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THE MERGER AGREEMENT (continued)

Notwithstanding the foregoing restrictions, prior to receiving the Requisite Company Stockholder Approval, in response to an unsolicited bona fide written Acquisition Proposal received after the date of the Merger Agreement that did not result from a breach of the provisions of the Merger Agreement relating to Acquisition Proposals, the Company and its representatives are allowed, acting on the recommendation of the Special Committee and under certain circumstances and in compliance with certain obligations set forth in the Merger Agreement, to (A) provide information in response to a request therefor by a person or group who has made such an unsolicited bona fide written Acquisition Proposal if the Company receives from such person or group so requesting such information an acceptable confidentiality agreement and (B) engage or participate in any discussions or negotiations with any person or group who has made such an unsolicited bona fide written Acquisition Proposal, if and only to the extent that the Eargo Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith that such Acquisition Proposal either constitutes a Superior Proposal (as defined below) or is reasonably likely to result in a Superior Proposal.
The Merger Agreement provides that the term “Superior Proposal” means a bona fide written Acquisition Proposal (with references to 20% being deemed to be replaced with references to 50% by a third party that (i) was not the result of a breach of the provisions of the Merger Agreement relating to Acquisition Proposals and (ii) either the Eargo Board or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel and after taking into account the certainty and timing of closing, financing arrangements and the form, amount and timing of payment of consideration of such proposal, the third party making such proposal and such other legal, financial, regulatory and all other relevant aspects of such proposal, as the Eargo Board or Special Committee deems in good faith relevant, would, if consummated, result in a transaction that is more favorable from a financial point of view to the Company’s Unaffiliated Stockholders than the Merger (taking into account any revisions (or proposed revisions) to the terms of the Merger Agreement, the Limited Guarantee and the financing in response to such Acquisition Proposal).
Neither the Eargo Board nor the Special Committee will take any of the following actions constituting a “Change of Recommendation”:
•
withhold, withdraw, qualify or modify (in a manner adverse to Parent) (or publicly propose or resolve to withhold, withdraw, qualify or modify (in a manner adverse to Parent)) the recommendation that the holders of shares of Company Common Stock vote to adopt and approve the Merger Agreement (the “Company Recommendation”) (it being understood that it will be considered a modification adverse to Parent that is material if (i) any Acquisition Proposal structured as a tender or exchange offer is commenced and the Eargo Board, including the Special Committee, fails to publicly recommend against acceptance of such offer by the stockholders within ten (10) business days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act or (ii) any Acquisition Proposal is publicly announced and the Eargo Board or the Special Committee fails to issue a public press release within ten (10) business days of such public announcement reaffirming the Company Recommendation or stating that the Company Recommendation has not been changed);

•
authorize, adopt, approve, endorse, recommend or publicly declare advisable (or publicly propose to authorize, adopt, approve, endorse, recommend or otherwise declare advisable), any Acquisition Proposal; and

•
approve or recommend, or declare advisable or propose to enter into, or cause or permit the Company to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, joint venture agreement, share exchange agreement or other similar definitive agreement with respect to any Acquisition Proposal (other than an acceptable confidentiality agreement).

Prior to the receiving the Requisite Company Stockholder Approval, but not after, the Eargo Board (upon the recommendation of the Special Committee) or Special Committee are allowed to (i) terminate the Merger Agreement to concurrently enter into a definitive Alternative Acquisition Agreement with respect to a Superior Proposal (in which case the Company will pay, or cause to be paid, to Parent, the Company Termination Fee) or (ii) make a Change of Recommendation in in connection with such Superior Proposal, in each case, under certain specified circumstances and after complying with certain specified procedural requirements.
Employee Benefits
For a period of at least 12 months following the Closing, Parent will cause the Surviving Corporation to continue to provide to each employee of the Company who continues to be employed with the Company or its Subsidiaries immediately following the Closing (each such employee, a “Continuing Employee”) with coverage and benefits under severance plans, policies and agreements that are substantially comparable to those for which such Continuing Employees were eligible as of immediately prior to the Closing. Notwithstanding the foregoing, nothing in the Merger Agreement will (i) be treated as an establishment, termination, or amendment of any particular Benefit Plan, (ii) prevent Parent, the Surviving Corporation or any of their Affiliates from amending or terminating any of their
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THE MERGER AGREEMENT (continued)

benefit plans or, after the Effective Time, any Benefit Plan, in each case, in accordance with their terms, (iii) obligate Parent, the Surviving Corporation or any of their Affiliates to retain the employment of any particular employee or (iv) create any third-party beneficiary rights, including for the benefit of any Company employees or any of the Company’s Subsidiaries, or any beneficiary or dependent thereof, or any collective bargaining representative thereof.
Indemnification and Insurance
For six (6) years from and after the Closing, Parent will cause the Surviving Corporation to indemnify and hold harmless all past and present officers and directors (or equivalent) of the Company and each of its subsidiaries (the “Indemnified Parties”) to the same extent such persons are currently indemnified by the Company or any of its subsidiaries pursuant to its organizational documents as in effect on October 29, 2023 for acts or omissions occurring at or prior to the Closing Date. Additionally, Parent will not permit the Surviving Corporation or any of its subsidiaries to, amend, repeal or modify any provision in the Surviving Corporation’s or any of its subsidiaries’ organizational documents relating to the exculpation or indemnification of former officers and directors as in effect immediately prior to October 29, 2023 in a manner that would adversely affect the Indemnified Parties. Parent also agreed that, for six (6) years from and after the Closing, it will cause the Surviving Corporation to promptly advance expenses as incurred by each Indemnified Party to the same extent such persons are currently entitled to receive advances of expenses pursuant to organizational documents of the Company and each of its subsidiaries as in effect on October 29, 2023.
During the period commencing at the Effective Time and ending on the six (6) year anniversary of the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain in effect the Company’s current directors’ and officers’ liability insurance ( “D&O Insurance”) in respect of acts or omissions occurring at or prior to the Effective Time, or a replacement insurance policy of such D&O Insurance from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier that includes coverage with respect to acts or omissions occurring prior to the Effective Time, in each case, on terms (including with respect to coverage, conditions, retentions, limits and amounts) that are equivalent to those of the D&O Insurance. In satisfying its D&O Insurance obligations, the Surviving Corporation will not be obligated to pay annual premiums in excess of 300% of the amount paid by the Company for coverage in the last twelve month period ending on October 1, 2023 (the “Maximum Annual Premium”). If the annual premiums of such insurance coverage exceed the Maximum Annual Premium, then the Surviving Corporation will be obligated to obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Annual Premium from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier. In lieu of maintaining the D&O Insurance or obtaining a replacement insurance policy, the Company may (or if Parent requests, the Company will) or the Surviving Corporation may, as applicable, purchase a prepaid “tail” policy with respect to the D&O Insurance, with an extended reporting period ending on the six (6) year anniversary of the Effective Time, from the Company’s current directors’ and officers’ liability insurance carrier or an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier so long as the aggregate cost for such “tail” policy does not exceed the Maximum Annual Premium. If the Company, prior to the Effective Time, or the Surviving Corporation, following the Effective Time, purchases such a “tail” policy, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain such “tail” policy in full force and effect and continue to honor its obligations thereunder for so long as such “tail” policy is in full force and effect.
Other Covenants and Agreements
The Merger Agreement contains other covenants and agreements, in which each of Parent and the Company covenants or agrees to:
•
Publicity: Consult with each other and provide meaningful opportunity for review and give due consideration to reasonable comments by the other party before issuing any press release or making any other public announcement or public statement with respect to the Merger Agreement, the Merger or any other transactions contemplated by the Merger Agreement, except (i) as may be required by applicable law if such party that is required to issue a press release or make an announcement uses commercially reasonable efforts to provide the other party with a reasonable opportunity to review and comment on such release or announcement in advance and gives reasonable and good-faith consideration to any such comments proposed by the other party, (ii) any disclosure of information concerning the Merger Agreement in connection with any dispute between the parties regarding the Merger Agreement or (iii) non-public internal announcements to employees. Additionally, (i) each of the parties may make public statements in response to questions by the press, analysts, investors, business partners or at industry conferences or financial analyst conference calls, so long as such statements are consistent with previous press releases, public disclosures or public statements made jointly by Parent and the Company or to the extent that they have been reviewed and previously approved by both Parent and the Company and (ii) Parent, Merger Sub and their respective affiliates may, without consultation or consent, make ordinary course disclosure and communication to existing or prospective general or limited partners, equity-holders, members, managers and investors who are subject to customary confidentiality restrictions;

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THE MERGER AGREEMENT (continued)

In addition, the Company will:
•
Access: Give Parent, its officers and other authorized representatives reasonable access during normal business hours and consistent with applicable law, upon reasonable advance notice, to its contracts and other books and records, except that the Company is not required to afford such access or furnish such information if it would, amongst other things, (i) unreasonably interfere with the operations of the Company or any of its subsidiaries, (ii) violate the provisions of any contract to which the Company or any of its subsidiaries is a party or (iii) result in the loss of attorney-client privilege;

•
Stockholder Litigation: (i) promptly notify Parent of any stockholder litigation against it or any of its representatives arising out of or relating to the Merger Agreement, the Merger or any other transactions contemplated by the Merger Agreement (including by providing copies of all litigation documents, pleadings, letters, notices or other material documents served on or otherwise noticed to the Company or any of its directors or officers), (ii) keep Parent reasonably and promptly informed regarding any such stockholder litigation, and give Parent a reasonable opportunity to review and propose comments to all filings or written responses to be made by the Company in connection with any such stockholder litigation, (iii) consult with Parent with respect to the defense, settlement or compromise of any such stockholder litigation, including giving Parent the opportunity to participate (but not control), at Parent’s expense, in the defense settlement or prosecution of any such stockholder litigation, (iv) give reasonable and good-faith consideration to any comments proposed by Parent and (v) not enter into or agree to any settlement with respect to such stockholder litigation without Parent’s consent;

•
Section 16 Matters: Take all actions as may be necessary or appropriate to cause the transactions contemplated by the Merger Agreement and other dispositions of equity securities of the Company (including derivative securities) in connection with the transactions contemplated by the Merger Agreement by any individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by applicable law; and

•
Stock Exchange Delisting: Cooperate with Parent to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable under applicable laws and rules and policies of Nasdaq to enable the de-listing by the Surviving Corporation of the Company Common Stock from Nasdaq and the deregistration of the Company Common Stock under the Exchange Act as promptly as practicable after the Effective Time.

Further, prior to the Effective Time, without the prior written consent of the Special Committee, the Eargo Board will not dissolve or dismantle the Special Committee, or revoke or diminish the authority of the Special Committee.
In addition, Parent and Merger Sub, as applicable, will:
•	Written consent: In its capacity as the sole stockholder of Merger Sub, will approve and adopt the Merger Agreement by written consent immediately following its execution;
•
Special Committee: Not remove or cause the removal of any director of the Eargo Board that is a member of the Special Committee either as a member of the Eargo Board or the Special Committee other than for cause;

•
Other Agreements: Other than the Voting and Support Agreement, not enter into any agreement, arrangement, or understanding (in each case, whether written or oral) with any of the Company’s or its Subsidiaries’ directors, officers, employees or stockholders (A) the subject of which is related to the Merger or the other transactions contemplated by the Merger Agreement (other than such agreements, arrangements or understandings that are contingent upon consummation of the Closing) or (B) pursuant to which any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration, or in the case of Parent, Merger Sub and the PSC Stockholder only, not enter into or modify any contract which would, individually or in the aggregate, prevent the ability of Parent or Merger Sub to consummate the Merger or any other transactions contemplated thereby.

Conditions to Consummation of the Merger
The respective obligation of each party to effect the Merger are subject to the satisfaction, at or prior to the Closing, of the following conditions:
•
the adoption and approval of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement by the affirmative vote of the holders representing a majority of the aggregate voting power of the outstanding shares of Company Common Stock entitled to vote thereon; and

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THE MERGER AGREEMENT (continued)

•
no court or other governmental authority of competent jurisdiction has enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent in nature) that is in effect that restrains, enjoins, renders illegal or otherwise prohibits consummation of the Merger.

The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Parent at or prior to the Closing of the following conditions:
•
the representations and warranties of the Company related to certain organization, good standing and qualification (except as provided in the Merger Agreement), the absence of a Material Adverse Effect since December 31, 2022 and Perella Weinberg’s fairness opinion, must be true and correct as of the date of the Merger Agreement and as of the Closing Date as if made on and as of such date (except to the extent that any such representation or warranty expressly speaks as of a particular date or period of time, in which case as of such particular date or period of time);

•
the representations and warranties of the Company related to certain capitalization representations must be true and correct as of the date of the Merger Agreement and the Closing Date as if made on and as of such date (except to the extent that any such representation or warranty expressly speaks as of a particular date or period of time, in which case as of such particular date or period of time), except for any de minimis inaccuracies;

•
the representations and warranties of the Company related to certain organization, good standing and qualification representations, capitalization representations, corporate authority, approval and fairness, takeover statutes and brokers and finders must be true and correct in all material respects as of the date of the Merger Agreement and as of the Closing Date as if made on and as of such date (except to the extent that any such representation or warranty expressly speaks as of a particular date or period of time, in which case as of such particular date or period of time);

•
the other representations and warranties of the Company set forth in the Merger Agreement (without giving effect to any materiality limitations, such as “material,” “in all material respects” and “Material Adverse Effect” set forth therein) must be true and correct as of the date of the Merger Agreement and the Closing Date as if made on and as of such date (except to the extent that any such representation or warranty expressly speaks as of a particular date or period of time, in which case as of such particular date or period of time), except, for any failures of such representations and warranties to be so true and correct that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

•	the Company having performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Closing Date;
•	no occurrence of a Material Adverse Effect since October 29, 2023; and
•
the receipt by Parent and Merger Sub of a certificate dated as of the Closing Date signed on behalf of the Company by the chief executive officer or chief financial officer of the Company certifying that each of the conditions specified above have been satisfied.

The obligation of the Company to effect the Merger is also subject to satisfaction or waiver by the Company at or prior to the Closing of the following conditions:
•
the representations and warranties of Parent and Merger Sub set forth in the Merger Agreement must be true and correct as of the date of the Merger Agreement and the Closing Date as if made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty will be so true and correct as of such particular date or period of time), in each case except as would not, individually or in the aggregate, reasonably be expected to prevent the ability of Parent or Merger Sub to consummate the Merger and deliver the Merger Consideration in accordance with the Merger Agreement;

•	each of Parent and Merger Sub having performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Closing Date; and
•
the receipt by the Company of a certificate dated as of the Closing Date signed on behalf of Parent and Merger Sub by an executive officer of Parent certifying that each of the conditions specified above have been satisfied.

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THE MERGER AGREEMENT (continued)

Termination of the Merger Agreement
The Merger Agreement may be terminated and the Merger and any other transactions contemplated by the Merger Agreement may be abandoned at any time prior to the Effective Time by the mutual written consent of Parent and the Company (upon approval of the Special Committee).
In addition, the Merger Agreement may be terminated and the Merger and any other transactions contemplated by the Merger Agreement may be abandoned at any time prior to the Effective Time by either Parent or the Company (upon approval of the Special Committee):
•
if the Merger is not consummated on or before April 29, 2024 or such other date agreed by the parties in writing (the “Outside Date”), except that the right to terminate the Merger Agreement pursuant to this bullet point is not available to a party whose failure to comply with its obligations under the Merger Agreement has been the primary cause of, or has primarily resulted in, the failure of the Closing to occur on or before the Outside Date (the “Outside Date Termination Right”);

•
if any court or other governmental authority of competent jurisdiction has enacted, issued, promulgated or entered any order that permanently restrains, enjoins, renders illegal or otherwise permanently prohibits consummation of the Merger and such order shall have become final and non-appealable, except that the right to terminate the Merger Agreement pursuant to this bullet point is not available to a party whose failure to comply with its obligations under the Merger Agreement has been the primary cause of, or has primarily resulted in, the failure of the Closing to occur on or before such date; or

•
if the other party breaches any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, which breach would give rise to the failure of a condition precedent to Closing and cannot be cured prior to the Outside Date or, if capable of being cured prior to the Outside Date, has not been cured prior to the earlier of (x) 30 days after the giving of notice thereof to the other party of such breach describing such breach or failure in reasonable detail and stating the non-breaching party’s intention to terminate the Merger Agreement and abandon the Merger and any other transactions contemplated by the Merger Agreement and (y) three business days prior to the Outside Date, except that no party has the right to terminate the Merger Agreement as a result of another party’s breach if such terminating party is in breach of any representation, warranty, covenant or agreement which breach would give rise to a failure of a condition precedent to closing (the “Merger Agreement Breach Termination Right”).

The Merger Agreement also provides that the Company (upon approval of the Special Committee) may terminate the Merger Agreement, if:
•
all of the Parent and Merger Sub closing conditions have been and remain satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but which are capable of being satisfied at the Closing);

•
the Company has irrevocably certified in writing to Parent and Merger Sub following the date on which Closing is required to occur pursuant to the Merger Agreement that it is prepared to and stands ready, willing and able to consummate the Closing and that all of the Company’s closing conditions have been satisfied or irrevocably waived; and

•
Parent and Merger Sub fail to effect the Closing on or prior to the date that is three (3) business days following receipt by Parent and Merger Sub of the written certification of the Company (the “Merger Agreement Failure to Close Termination Right”).

The Merger Agreement also includes a termination right for (i) the Company (upon approval of the Special Committee), at any time prior to the Effective Time, if the Company fails to obtain the Requisite Company Stockholder Approval at the Special Meeting (or any adjournment or postponement thereof) at which a vote is taken on the Merger or (ii) Parent, if at any time the Eargo Board (acting upon the recommendation of the Special Committee) has effected a Change of Recommendation.
Finally, the Merger Agreement provides that the Company (upon approval of the Special Committee) may terminate the Merger Agreement at any time prior to receiving the Requisite Company Stockholder Approval, in order (and as a condition precedent) to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal; provided that, prior to such termination, (i) the Eargo Board (acting upon the recommendation of the Special Committee) (or Special Committee, as applicable) authorizes the Company to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal to the extent permitted by the Merger Agreement, (ii) substantially concurrently with the termination of the Merger Agreement, the Company enters into an Alternative Acquisition Agreement providing for such Superior Proposal, (iii) the Company has complied in all material respects with the provisions of the Merger Agreement and (iv) the Company pays to Parent the Company Termination Fee (as defined below) within two Business Days of such termination (the “Merger Agreement Superior Proposal Termination Right”).
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THE MERGER AGREEMENT (continued)

Termination Fees and Expenses
Effect of Termination. In the event of the valid termination of the Merger Agreement, the Merger Agreement will become void and of no effect with no liability to any person on the part of any party (or of any of its representatives or affiliates); provided that no such termination will relieve any party of any liability or damages to the other party resulting from any fraud or Willful and Material Breach of its obligations set forth in the Merger Agreement; provided that in a case of a Willful and Material Breach or fraud by Parent or Merger Sub such aggregate liability of Parent or Merger Sub will not exceed $14,808,583.00. In determining losses or damages recoverable upon termination by a party to the Merger Agreement for the other party’s breach, the parties acknowledge and agree that such losses and damages will not be limited to reimbursement of expenses or out-of-pocket costs and may include the benefit of the bargain lost by such party, or in the case of the Company, the holders of shares of Company Common Stock, which will be deemed to be damages payable to such party. In addition to the foregoing, no termination of the Merger Agreement will affect the rights or obligations of any party pursuant to the Limited Guarantee, which rights, obligations and agreements set forth in the Limited Guarantee will survive the termination of the Merger Agreement in accordance with its respective terms.
Fees Payable by Company. The Company will pay Parent a termination fee of $1,063,058.00 (the “Company Termination Fee”) if the Company exercises the Merger Agreement Superior Proposal Termination Right, or if Parent terminates the Merger Agreement due to the Eargo Board effecting a Change of Recommendation. In addition, the Company will pay Parent the Company Termination Fee if the Merger Agreement is validly terminated due to a Merger Agreement Breach Termination Right, and (x) following the execution and delivery of the Merger Agreement and prior to such termination, any person announces an Acquisition Proposal and does not withdraw or otherwise abandon such Acquisition Proposal and (y) within twelve months following the termination of the Merger Agreement, either any Acquisition Proposal is consummated or the Company enters into an Alternative Acquisition Agreement with respect to any Acquisition Proposal.
Sole and Exclusive Remedy. The Company Termination Fee, together with any Enforcement Costs (as defined below), as applicable, will be the sole and exclusive remedy of Parent, Merger Sub and its related parties against the Company or any of its related parties for any losses suffered or incurred as a result of or under the Merger Agreement or the transactions contemplated by the Merger Agreement, including any breach (including any Willful and Material Breach) of any covenant or agreement in the Merger Agreement. The maximum aggregate liability of the Company and its related parties will be limited to an amount equal to the Company Termination Fee together with any Enforcement Costs. While Parent and Merger Sub may pursue both a grant of specific performance and payment of the Company Termination Fee, under no circumstances will Parent or Merger Sub be permitted or entitled to receive both a grant of specific performance and monetary damages, including all or any portion of the Company Termination Fee. In no event will the Company be required to pay the Company Termination Fee on more than one occasion. In addition, while the Company may pursue both a grant of specific performance and an award of monetary damages, under no circumstances will the Company be permitted or entitled to receive both a grant of specific performance resulting in the Closing and an award of monetary damages.
Enforcement Costs. If either party fails to timely pay any amounts due in connection with the termination of the Merger Agreement, as applicable, including damages, and, to obtain such payment, the party to whom such payment is owed obtains a judgment against the other party, the owing party will pay to the owed party its reasonable, documented and out-of-pocket costs and expenses (including attorneys’ fees of outside counsel) in connection with such suit (the “Enforcement Costs”), except that in no event will any party be required to pay Enforcement Costs in an aggregate amount exceeding $2,000,000 (such amount already being included in the limitation on Parent’s aggregate liability).
Expenses. Except as otherwise provided in the Merger Agreement, whether or not the Merger is consummated, all costs and expenses incurred in connection with the preparation, negotiation, execution and performance of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, including all fees and expenses of its representatives, will be paid by the party incurring such expenses, except that any expenses incurred in connection with the filing fee for this proxy statement, the Schedule 13e-3 and any Other Required Company Filing and printing and mailing such documents will be paid by the Company.
Amendment and Waiver
At any time prior to the Effective Time, the Merger Agreement may be amended, modified or waived if it is in writing and signed, in the case of an amendment or modification, by Parent, Merger Sub and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. After the receipt of the Requisite Company Stockholder Approval, no amendment of the Merger Agreement may be made that by applicable law requires further approval by the holders of shares of Company Common Stock without obtaining such further approval.
66    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

THE MERGER AGREEMENT (continued)

Jurisdiction; Specific Performance
By entering into the Merger Agreement, each party thereto, with respect to any dispute between the parties arising out of the Merger Agreement or transactions contemplated thereby, (i) expressly submitted to the personal jurisdiction and venue of the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction over such claim or cause of action or Action, the federal courts located in the State of Delaware (the “Chosen Courts”), (ii) expressly waived any claim of lack of personal jurisdiction or improper venue or claims that such courts are an inconvenient forum and (iii) agreed that all claims, actions or proceedings relating to the Merger Agreement or transactions contemplated thereby must be brought in the Chosen Courts.
The parties to the Merger Agreement are entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches or threatened breaches of the Merger Agreement and to enforce specifically the performance of the terms and provisions of the Merger Agreement, including the right of a party to cause each other party to consummate the Merger and the other transactions contemplated by the Merger Agreement on the terms and subject to the conditions of the Merger Agreement, and to enforce the obligations of the parties pursuant to the terms of the Equity Commitment Letter and the Merger Agreement, as applicable, in any of the Chosen Courts without proof of actual damages (and each party waived any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity.
Governing Law
The Merger Agreement will be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to any choice or conflict of law provision or rule.
Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders    67

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
Statements contained in this proxy statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by us, contain forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this proxy statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by us, are forward-looking statements, including statements regarding the expected consummation of the proposed transaction or the anticipated timing thereof. Words such as “approximately,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” and similar terms and phrases are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Forward-looking statements are based on a number of assumptions about future events and are subject to risks and uncertainties that may cause actual results to differ materially from those that we are expecting, including, among others, the risks associated with proposed transaction generally, such as the failure to consummate or delay in consummating the merger for any reason; the risk that a condition to closing of the merger may not be satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted following announcement of the merger; failure to retain key management and employees of the Company; unfavorable reaction to the merger by customers, competitors, suppliers and employees; the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future; the ability to meet expectations regarding the timing and completion of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; significant transaction costs and other risks that are described in greater detail in the sections titled “Risk Factors” contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and in our other filings with the Securities and Exchange Commission (the “SEC”). Any forward-looking statements in this proxy statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by us, are made pursuant to the Private Securities Litigation Reform Act of 1995, as amended, are based on current expectations, forecasts and assumptions, and speak only as of the date they are made. Except as required by law, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. The factors described above cannot be controlled by the Company.
68    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

PARTIES TO THE MERGER
The Company
Eargo, Inc.
2665 North First Street, Suite 300
San Jose, California 95134
Telephone: (650) 351-7700
The Company. Eargo was incorporated in Delaware on November 12, 2010. Eargo is a medical device company on a mission to improve hearing health. Our innovative products and go-to-market approach address the major challenges of traditional hearing aid adoption, including social stigma, accessibility and cost. We believe our Eargo hearing aids are the first virtually invisible, rechargeable, completely-in-canal, FDA-regulated devices indicated to compensate for mild to moderate hearing loss. Our differentiated, consumer-first approach empowers consumers to take control of their hearing. Consumers can purchase online, at retail locations or over the phone and get personalized and convenient consultation and support from hearing professionals via phone, text, email or video chat. Eargo hearing aids are offered to consumers at approximately half the cost of competing hearing aids purchased through traditional channels in the United States. Our principal executive office is located at 2665 North First Street, Suite 300, San Jose, California 95134 and the telephone number of our principal executive office is (650) 351-7700.
The Parent Entities
PSC Echo Parent LLC
PSC Echo Merger Sub Inc.
c/o Patient Square Equity Advisors, LP
2884 Sand Hill Road, Suite 100
Menlo Park, CA 94025
Telephone: (650) 384-6558
Parent. Parent was formed on October 13, 2023, solely for the purpose of completing the Merger and has conducted no business activities other than those related to the structuring and negotiation of the Merger. Parent is a direct, wholly owned subsidiary of PSC Echo, LP and has not engaged in any business except as contemplated by the Merger Agreement. The principal office address of Parent is c/o Patient Square Equity Advisors, LP, 2884 Sand Hill Road, Suite 100, Menlo Park, CA 94025. The telephone number at the principal office is (650) 384-6558.
Merger Sub. Merger Sub was formed on October 13, 2023, solely for the purpose of completing the Merger and has conducted no business activities other than those related to the structuring and negotiation of the Merger. Merger Sub is a direct, wholly owned subsidiary of Parent and has not engaged in any business except as contemplated by the Merger Agreement. The principal office address of Merger Sub is c/o Patient Square Equity Advisors, LP, 2884 Sand Hill Road, Suite 100, Menlo Park, CA 94025. The telephone number at the principal office is (650) 384-6558.
Eargo, Inc. Notice of Special Meeting of Stockholders    69

THE SPECIAL MEETING
Date, Time and Place
This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by the Eargo Board for use at the Special Meeting to be held on    2024, starting at    Pacific time, or at any postponement or adjournment thereof, which will be held online at https://www.virtualshareholdermeeting.com/EAR2024SM.
Purpose of the Special Meeting
At the Special Meeting, holders of shares of Company Common Stock entitled to vote at the Special Meeting will be asked to approve:
•	the Merger Agreement Proposal;
•	the Golden Parachute Proposal; and
•	the Adjournment Proposal.
Our stockholders must approve the Merger Agreement Proposal in order for the Merger to occur. If our stockholders fail to approve the Merger Agreement Proposal, the Merger will not occur. Approval of the Golden Parachute Proposal and approval of the Adjournment Proposal are not conditions to completion of the Merger. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement in its entirety. We encourage you to read the Merger Agreement carefully in its entirety.
The votes on the Golden Parachute Proposal and the Adjournment Proposal are separate and apart from the Merger Agreement Proposal. Accordingly, a stockholder may vote in favor of the Golden Parachute Proposal and/or Adjournment Proposal and vote not to approve the Merger Agreement Proposal (and vice versa).
Recommendation of Eargo Board
Based in part on the unanimous recommendation of the Special Committee, the Eargo Board recommends that you vote:
•	“FOR” the Merger Agreement Proposal;
•	“FOR” the Golden Parachute Proposal; and
•	“FOR” the Adjournment Proposal.
You should read “Special Factors - Purpose and Reasons of Eargo for the Merger; Recommendation of the Eargo Board and the Special Committee; Fairness of the Merger” for a discussion of the factors that the Special Committee and the Eargo Board considered in deciding to recommend the approval of the Merger Agreement. See also “Special Factors - Interests of Executive Officers and Directors of Eargo in the Merger.”
Record Date and Quorum
We have fixed    as the Record Date for the Special Meeting, and only record holders of shares of Company Common Stock as of the close of business on the Record Date are entitled to notice of, and to attend and vote at, the Special Meeting or any adjournment or postponement thereof. You are entitled to receive notice of, and to attend and vote at, the Special Meeting if you are a record holder of the shares of Company Common Stock at the close of business on the Record Date.
Each record holder of Company Common Stock is entitled to one (1) vote for each outstanding share of Company Common Stock owned of record on the Record Date. As of the Record Date, there were    shares of Company Common Stock outstanding and entitled to vote at the Special Meeting.
The holders of a majority of the voting power of our outstanding shares of Company Common Stock as of the Record Date must be present, in person (which includes presence virtually at the Special Meeting) or represented by proxy, at the Special Meeting in order to constitute a quorum, for the purposes of holding the Special Meeting and conducting business.
70    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

THE SPECIAL MEETING (continued)

The shares of Company Common Stock entitled to vote at and represented at the Special Meeting that are not voted, including the shares of Company Common Stock for which a stockholder directs an abstention from voting, if any, will be counted for purposes of establishing a quorum. A quorum is necessary to transact business at the Special Meeting. Once a share of Company Common Stock entitled to vote at the Special Meeting is represented at the Special Meeting, it will be counted for the purpose of determining a quorum at the Special Meeting and any adjournment of the Special Meeting. However, if a new record date is set for the adjourned Special Meeting, a new quorum will have to be established. In the event that a quorum is not present at the Special Meeting, the stockholders who are present in person (which includes presence virtually at the Special Meeting) or represented by proxy may be asked to vote as to whether the Special Meeting will be adjourned to another time and/or place.
Vote Required
The approval of the Merger Agreement Proposal requires the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL. For the Merger Agreement Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
The approval of the Golden Parachute Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock present in person (which includes presence virtually at the Special Meeting) or represented by proxy at the Special Meeting and entitled to vote thereon. For the Golden Parachute Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock present in person (which includes presence virtually at the Special Meeting) or represented by proxy at the Special Meeting and entitled to vote thereon, assuming that a quorum is present. For the Adjournment Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
For each of the Merger Agreement Proposal, the Golden Parachute Proposal and the Adjournment Proposal, each record holder of Company Common Stock is entitled to one (1) vote for each outstanding share of Company Common Stock owned of record on the Record Date.
Voting Intentions of Eargo’s Directors and Executive Officers
Our directors and executive officers have informed us that, as of the date of this proxy statement and to the extent that they own shares of Company Common Stock as of the Record Date, they intend to vote all of the shares of Company Common Stock owned directly by them “FOR” the Merger Agreement Proposal, “FOR” the Golden Parachute Proposal, and “FOR” the Adjournment Proposal.
As of the Record Date, our directors and executive officers directly owned, in the aggregate,    shares of Company Common Stock entitled to vote at the Special Meeting, or collectively approximately   % of the total voting power entitled to vote at the Special Meeting.
The PSC Stockholder, which holds approximately 76.2% of the voting power of Eargo’s outstanding capital stock has entered into a Voting and Support Agreement with Eargo. Under the Voting and Support Agreement, the PSC Stockholder has agreed to take certain actions required by Eargo subject to the terms, conditions and limitations set forth therein, including to (i) vote all shares of Company Common Stock beneficially owned by the PSC Stockholder in favor of the Merger and the Merger Agreement, (ii) not exercise dissenters’ rights, appraisal rights or vote in favor of an alternative proposal or other action that would reasonably be expected to prevent, interfere with, adversely affect or delay the Merger and (iii) not enter into any contract, option or other arrangement or understanding with respect to the transfer of any shares of Company Common Stock held by the PSC Stockholder, other than as provided under certain customary exceptions. Accordingly, the Voting and Support Agreement is expected to result in a majority of outstanding shares of Company Common Stock being voted in favor of the proposal to approve and adopt the Merger Agreement, with the result that such proposal will be adopted. A copy of the Voting and Support Agreement is attached as Annex B to the proxy statement and is incorporated by reference in the proxy statement in its entirety.
As of the date of the filing of this proxy statement, none of Parent, Merger Sub or any of their respective affiliates (as defined under Rule 405 of the Securities Act), except for the PSC Stockholder (and any Equity Securities issued to applicable directors of the Company as equity awards), beneficially own any shares of Company Common Stock.
Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders    71

THE SPECIAL MEETING (continued)

Voting
Stockholders of Record
If your shares of Company Common Stock are registered directly in your name with our transfer agent, Equiniti, you are considered, with respect to those shares of Company Common Stock, the stockholder of record or record holder. This proxy statement and proxy card have been sent directly to you by Eargo. As the stockholder of record, you have the right to grant your voting proxy directly to us (or another proxyholder) or to vote in person (which includes presence virtually at the Special Meeting) at the Special Meeting. If you have requested printed proxy materials, we have enclosed a proxy card for you to use.
If you do not attend the Special Meeting and fail to vote, either in person (which includes presence virtually at the Special Meeting) or by proxy, your shares of Company Common Stock will not be voted at the Special Meeting, and will not be counted for purposes of determining whether a quorum exists.
Additionally, if you do not attend the Special Meeting and fail to vote, either in person (which includes presence virtually at the Special Meeting) or by proxy, your failure to vote will have (a) the effect of counting “AGAINST” the Merger Agreement Proposal with respect to the approval threshold requiring the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL and (b) no effect on the Golden Parachute Proposal or the Adjournment Proposal (so long as a quorum is present).
Beneficial Owners
If your shares of Company Common Stock are held through a broker, bank or other nominee, you are considered the beneficial owner of those shares of Company Common Stock held in “street name.” In that case, this proxy statement has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares of Company Common Stock, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares of Company Common Stock by following their instructions for voting. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares of Company Common Stock in person (which includes presence virtually at the Special Meeting) at the Special Meeting unless you submit a legal proxy from your broker, bank or other nominee.
Your broker, bank or other nominee will only be permitted to vote your shares of Company Common Stock if you instruct your broker, bank or other nominee as to how to vote. You should follow the instructions provided by your broker, bank or other nominee regarding the voting of your shares of Company Common Stock. Under applicable stock exchange rules, absent your instructions, a broker, bank or other nominee does not have discretionary authority to vote on “non-routine” matters and all of the matters to be considered at the Special Meeting are, under such rules, “non-routine.” As a result, absent specific instructions from the beneficial owner of such shares of Company Common Stock, your broker, bank or other nominee is not empowered to vote such shares of Company Common Stock.
If you instruct your broker, bank or other nominee how to vote on at least one, but not all, of the proposals to be considered at the Special Meeting, your shares of Company Common Stock will be voted according to your instructions on those proposals for which you have provided instructions and will be counted as present for purposes of determining whether a quorum is present at the Special Meeting. In this scenario, a “broker non-vote” will occur with respect to each proposal for which you did not provide voting instructions to your broker, bank or other nominee.
A failure to provide instructions with respect to any of the proposals, and a broker non-vote with respect to the following proposals, will have (a) the effect of a vote “AGAINST” the Merger Agreement Proposal with respect to the approval threshold requiring the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL and (b) no effect on the Golden Parachute Proposal or the Adjournment Proposal (so long as a quorum is present).
Abstentions
An abstention will have the same effect as a vote cast “AGAINST” the Merger Agreement Proposal, the Golden Parachute Proposal and the Adjournment Proposal but will count for the purpose of determining if a quorum is present at the Special Meeting.
72    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

THE SPECIAL MEETING (continued)

How to Vote
Your vote is important. If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, Equiniti, then you are a stockholder of record. As a stockholder of record, you may vote at the virtual Special Meeting or vote by proxy by telephone, Internet or mail. Whether or not you plan to attend the Special Meeting online, please submit a proxy to vote as soon as possible to ensure your vote is counted. Even if you have submitted a proxy before the Special Meeting, you may still attend the Special Meeting online and vote online. In such case, your previously submitted proxy will be disregarded.
The Internet. To vote by proxy over the Internet, follow the instructions provided on your proxy card.
Telephone. If you receive printed proxy materials, you may also vote by submitting a proxy via telephone by following the instructions on your proxy card.
Mail. If you receive printed proxy materials, you may also vote by mail: simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares in accordance with the proxy card.
Voting at the Special Meeting. You may vote your shares at https://www.virtualshareholdermeeting.com/EAR2024SM. You will be asked to provide the 16-digit control number from your proxy card.
The shares of Company Common Stock for which proxies are received electronically, telephonically, or by proxy card properly marked, dated, signed and not revoked, will be voted at the Special Meeting.
If, as of the Record Date, you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares of Company Common Stock voted. Those instructions will identify which of the above choices are available to you in order to have your shares of Company Common Stock voted.
The control number located on your proxy card is designed to verify your identity and allow you to submit a proxy for your shares of Company Common Stock, and to confirm that your voting instructions have been properly recorded when submitting a proxy over the Internet or by telephone.
Please refer to the instructions on your proxy card or voting instruction form to determine the deadlines for submitting a proxy over the Internet or by telephone. If you choose to submit your proxy by mailing a proxy card, your proxy card must be received by our Secretary of the Company by the time the Special Meeting begins.
If you vote by proxy, regardless of the method you choose to submit a proxy, the individuals named on the enclosed proxy card, and each of them, with full power of substitution will vote your shares of Company Common Stock in the way that you indicate. When completing the Internet or telephone proxy processes or the proxy card, you may specify whether your shares of Company Common Stock should be voted “FOR” or “AGAINST,” or to “ABSTAIN” from voting on, all, some or none of the specific items of business to come before the Special Meeting.
If you properly sign your proxy card but do not mark the boxes indicating how your shares of Company Common Stock should be voted on a matter, the shares of Company Common Stock represented by your properly signed proxy will be voted “FOR” the Merger Agreement Proposal, “FOR” the Golden Parachute Proposal and “FOR” the Adjournment Proposal.
If you have any questions or need assistance voting your shares of Company Common Stock, please call Broadridge Financial Solutions, Inc toll-free at (800) 690-6903.
IT IS IMPORTANT THAT YOU SUBMIT A PROXY FOR YOUR SHARES PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, AS PROMPTLY AS POSSIBLE, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON (WHICH INCLUDES PRESENCE VIRTUALLY AT THE SPECIAL MEETING).
Proxies and Revocation
Any stockholder of record entitled to vote at the Special Meeting may submit a proxy over the Internet, by telephone or by returning the enclosed proxy card in the accompanying prepaid reply envelope, or may vote in person (which includes presence virtually at the Special Meeting) by attending the Special Meeting and casting your vote in person (which includes presence virtually at the Special
Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders    73

THE SPECIAL MEETING (continued)

Meeting). If, as of the Record Date, you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee, you should instruct your broker, bank or other nominee on how to vote your shares of Company Common Stock using the instructions provided by your broker, bank or other nominee. If you fail to submit a proxy or to vote in person (which includes presence virtually at the Special Meeting) at the Special Meeting, or you do not provide your broker, bank or other nominee with instructions, as applicable, your shares of Company Common Stock will not be voted at the Special Meeting, which will have the same effect as a vote cast “AGAINST” the Merger Agreement Proposal and will not have any effect on the Golden Parachute Proposal and the Adjournment Proposal (so long as a quorum is present).
You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by (1) submitting another proxy, including a proxy card, at a later date by telephone or on the Internet or by timely delivery of a validly executed, later-dated proxy, (2) giving written notice of revocation to the Secretary of the Company, which must be filed with our Secretary of the Company before the Special Meeting begins, or (3) attending the Special Meeting and voting in person (which includes presence virtually at the Special Meeting). If, as of the Record Date, you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee, please refer to the information forwarded by your broker, bank or other nominee for procedures on revoking your proxy.
Only your last submitted proxy with respect to any shares will be considered. Please cast your vote “FOR” each of the proposals, following the instructions in your proxy card or voting instruction form provided by your broker, bank or other nominee, as promptly as possible.
Technical Support
Beginning 15 minutes prior to the start of and during the virtual Special Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.
Questions
An online portal will be available to our stockholders at https://www.virtualshareholdermeeting.com/EAR2024SM. Stockholders may access this portal and submit questions and vote during the Special Meeting. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card or voting instruction form to submit questions and vote at our Special Meeting. We intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought before stockholder vote at the Special Meeting, as time permits, and in accordance with the Rules of Conduct for the Special Meeting. Questions and answers may be grouped by topic, and substantially similar questions will be answered only once.
Adjournments and Postponements
Any adjournment of the Special Meeting may be made from time to time by the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock present in person (which includes presence virtually at the Special Meeting) or represented by proxy at the Special Meeting and entitled to vote thereon, assuming that a quorum is present, without further notice other than by an announcement made at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but there are not sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal, then our stockholders may be asked to vote on a proposal to approve one or more proposals to adjourn the Special Meeting, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement Proposal (as further described in “Adjournment of the Special Meeting (The Adjournment Proposal - Proposal 3) - The Proposal”). Any adjournment of the Special Meeting for the purpose of soliciting additional proxies with respect to any such proposal will allow our stockholders who have already sent in their proxies to revoke them at any time with respect to such proposal prior to their use at the reconvened Special Meeting.
Each record holder of Company Common Stock is entitled to one (1) vote for each outstanding share of Company Common Stock owned of record on the Record Date.
Anticipated Date of Completion of the Merger
We are working to complete the Merger as promptly as practicable. Assuming timely satisfaction of necessary closing conditions, we anticipate that the Merger will be completed in the first (1st) quarter of 2024. If our stockholders vote to approve the Merger Agreement Proposal, the Merger will become effective as promptly as practicable following the satisfaction or waiver of the other conditions to the Merger as set forth in the Merger Agreement, and in any event, at the Effective Time.
74    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

THE SPECIAL MEETING (continued)

Appraisal Rights
If the Merger is consummated, stockholders who continuously hold shares of Company Common Stock from the date of making the demand described below through the effective date of the Merger, who do not vote such shares of Company Common Stock in favor of the adoption of the Merger Agreement and who properly demand appraisal of such shares of Company Common Stock and who do not effectively withdraw their demands or otherwise lose their rights of appraisal will be entitled to seek appraisal of such shares of Company Common Stock in connection with the Merger under Section 262 of the DGCL (“Section 262”). The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is attached to this proxy statement as Annex D and is incorporated by reference in this proxy statement in its entirety. The following summary does not constitute any legal or other advice and does not constitute a recommendation that stockholders exercise their appraisal rights under Section 262. All references in Section 262 and in this summary to a “stockholder” are to the record holder of shares of Company Common Stock unless otherwise expressly noted therein or herein. Only a holder of record of shares of Company Common Stock is entitled to demand appraisal of such shares of Company Common Stock registered in that holder’s name. A person having a beneficial interest in shares of Company Common Stock held of record in the name of another person, such as a broker, bank or other nominee, must act promptly to cause the record holder to make a demand for appraisal and follow the steps set forth in Section 262 (and summarized below) properly and in a timely manner to perfect appraisal rights. If you hold your shares of Company Common Stock through a broker, bank or other nominee and you wish to exercise appraisal rights, you should consult with such broker, bank or other nominee.
Under Section 262, if the Merger is completed, holders of shares of Company Common Stock who: (i) submit a written demand for appraisal to Eargo before the vote is taken on the adoption of the Merger Agreement; (ii) do not submit a proxy with respect to, or otherwise vote, the shares of Company Common Stock for which such holders seek appraisal in favor of the proposal to adopt the Merger Agreement; (iii) continue to hold such shares of Company Common Stock of record on and from the date of the making of the demand through the effective date of the Merger; and (iv) comply with all other procedures for exercising appraisal rights under Section 262 of the DGCL may be entitled to have such shares of Company Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of such shares of Company Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be fair value, if any, as determined by the court. However, because the Company Common Stock will be listed on a national securities exchange immediately prior to the consummation of the Merger, after an appraisal petition has been filed, the Delaware Court of Chancery will dismiss appraisal proceedings as to all holders of Company Common Stock who have asserted appraisal rights with respect to such shares unless (a) the total number of shares of Company Common Stock for which appraisal rights have been pursued and perfected exceeds 1% of the outstanding shares of Company Common Stock eligible for appraisal; or (b) the value of the aggregate per share Merger Consideration in respect of the shares of Company Common Stock for which appraisal rights have been pursued and perfected exceeds $1 million (conditions (a) and (b) referred to as the “ownership thresholds”). Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the effective date of the Merger through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period. However, at any time before the Delaware Court of Chancery enters judgment in the appraisal proceedings, the Surviving Corporation may voluntarily pay to each stockholder entitled to appraisal an amount in cash pursuant to subsection (h) of Section 262, in which case such interest will accrue after the time of such payment only on an amount that equals the difference, if any, between the amount so paid and the “fair value” of the shares of Company Common Stock as determined by the Delaware Court of Chancery, in addition to any interest accrued prior to the time of such voluntary cash payment, unless paid at such time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than twenty (20) days prior to the meeting, must notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available that appraisal rights are available and include in the notice a copy of Section 262.
This proxy statement constitutes Eargo’s notice to stockholders that appraisal rights are available in connection with the Merger, and the full text of Section 262 is attached to this proxy statement as Annex D, in compliance with the requirements of Section 262. In connection with the Merger, any holder of shares of Company Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s right to do so, should review Annex D carefully. Failure to comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A stockholder who loses his, her, its or their appraisal rights will be entitled to receive the per share Merger Consideration described in the Merger
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Agreement, without interest thereon. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of any shares of Company Common Stock, Eargo believes that if a stockholder considers exercising such rights, that stockholder should seek the advice of legal counsel. To the extent there are any inconsistencies between the summary of Section 262 contained herein and Section 262, Section 262 will govern.
Stockholders wishing to exercise the right to seek an appraisal of their shares of Company Common Stock must do ALL of the following:
•	NOT vote the shares of Company Common Stock for which appraisal is sought in favor of the proposal to adopt the Merger Agreement;
•
deliver to Eargo a written demand for appraisal of such shares of Company Common Stock before the vote on the Merger Agreement at the Special Meeting, which written demand must reasonably inform Eargo of the identity of the stockholder who intends to demand appraisal of his, her, its or their shares of Company Common Stock and that such stockholder intends thereby to demand appraisal of such shares of Company Common Stock; and

•
continuously hold such shares of Company Common Stock on and from the date of making the demand through the effective date of the Merger (a stockholder will lose appraisal rights with respect to any shares the stockholder transfers before the Effective Time and after delivering a written demand for appraisal).

In addition, a petition for appraisal rights must be filed in the Delaware Court of Chancery requesting a determination of the fair value of such shares of Company Common Stock within 120 days after the effective date of the Merger. This may be undertaken by any stockholder (or any person who is the beneficial owner of shares of Company Common Stock held either in a voting trust or by a broker, bank or other nominee on behalf of such person) who has complied with the foregoing requirements and who is otherwise entitled to appraisal right or by the Surviving Corporation. The Surviving Corporation is under no obligation to file any petition and has no intention of doing so.
In addition, because Company Common Stock will be listed on a national securities exchange immediately prior to the Merger, one of the ownership thresholds must be met or the appraisal proceedings with respect to any shares of Company Common Stock for which appraisal is sought.
Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, a stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the Merger Agreement or abstain from voting.
Written Demand
Any holder of shares of Company Common Stock wishing to exercise appraisal rights must deliver to Eargo, before the vote on the adoption of the Merger Agreement at the Special Meeting at which the proposal to adopt the Merger Agreement will be submitted to stockholders, a written demand for the appraisal of the stockholder’s shares of Company Common Stock, and that stockholder must not vote such shares of Company Common Stock or submit a proxy for such shares of Company Common Stock in favor of the adoption of the Merger Agreement that is not revoked. A holder of shares of Company Common Stock exercising appraisal rights must hold of record the shares of Company Common Stock on the date the written demand for appraisal is made and must continue to hold the shares of Company Common Stock of record through the effective date of the Merger. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, and it will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal.
Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights for such stockholder’s shares of Company Common Stock must submit a proxy containing instructions to vote against the adoption of the Merger Agreement or abstain from voting, with respect to such shares of Company Common Stock. Neither voting against the adoption of the Merger Agreement nor abstaining from voting or failing to vote on the proposal to adopt the Merger Agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote against the adoption of the Merger Agreement. A stockholder’s failure to make the written demand prior to the taking of the vote on the adoption of the Merger Agreement at the Special Meeting will constitute a waiver of appraisal rights.
Only a holder of record of shares of Company Common Stock is entitled to demand appraisal rights for the shares of Company Common Stock registered in that holder’s name. A demand for appraisal in respect of shares of Company Common Stock must be executed by or on behalf of the holder of record, and must reasonably inform Eargo of the identity of the holder and state that the person intends thereby to demand appraisal of the holder’s shares of Company Common Stock in connection with the Merger. If the shares of Company Common Stock are owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such
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demand must be executed by or on behalf of the record owner, and if the shares of Company Common Stock are owned of record by more than one (1) person, as in a joint tenancy and tenancy in common, the demand must be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two (2) or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. A record holder such as a broker, bank or other nominee who holds shares of Company Common Stock as nominee for several beneficial owners may exercise appraisal rights with respect to the shares of Company Common Stock held for one or more beneficial owners, while not exercising appraisal rights for other beneficial owners. In such case, the written demand should set forth the number of shares of Company Common Stock as to which appraisal is sought, and where no number of shares of Company Common Stock is expressly mentioned it will be presumed to cover all shares of Company Common Stock held in the name of the record owner. If a stockholder holds shares of Company Common Stock through a broker who in turn holds the shares of Company Common Stock through a central securities depositary nominee such as Cede & Co., a demand for appraisal of such shares of Company Common Stock must be made by or on behalf of the depository nominee and must identify the depository nominee as the record holder.
STOCKHOLDERS WHO HOLD THEIR SHARES THROUGH A BROKER, BANK OR OTHER NOMINEE AND WHO WISH TO EXERCISE APPRAISAL RIGHTS SHOULD CONSULT WITH THEIR BROKER, BANK OR OTHER NOMINEE, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BROKER, BANK OR OTHER NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER, BANK OR OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to Eargo at 2665 North First Street, Suite 300, San Jose, CA 95134, and may not be submitted by electronic submission. Such written demand must be delivered to and received by Eargo before the vote on the adoption of the Merger Agreement at the Special Meeting.
Any holder of shares of Company Common Stock who has delivered a written demand to Eargo and who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her, its or their demand for appraisal and accept the consideration offered pursuant to the Merger Agreement by delivering to Eargo a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than sixty (60) days after the effective date of the Merger will require written approval of the Surviving Corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that this shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the per share Merger Consideration, without interest thereon, less any applicable withholding taxes, within sixty (60) days after the effective date of the Merger. If an appraisal proceeding is commenced and Eargo, as the Surviving Corporation, does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder who withdraws such stockholder’s demand in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a stockholder, the stockholder will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the per share Merger Consideration being offered pursuant to the Merger Agreement.
Notice by the Surviving Corporation
If the Merger is completed, within ten (10) days after the effective date of the Merger, the Surviving Corporation will notify each holder of shares of Company Common Stock who has properly made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the adoption of the Merger Agreement, that the Merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the effective date of the Merger, the Surviving Corporation or any holder of shares of Company Common Stock who has complied with Section 262 and is otherwise entitled to seek appraisal under Section 262 (including for this purpose any beneficial owner of the relevant shares of Company Common Stock) may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a stockholder (or beneficial owner), demanding a determination of the fair value of the shares of Company Common Stock held by all dissenting stockholders entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and stockholders should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Company Common Stock. Accordingly, any holders of shares of Company Common Stock who desire to have their shares of Company Common Stock appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of Company Common Stock
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within the time and in the manner prescribed in Section 262. If no such petition is filed by the Surviving Corporation or a holder of shares of Company Common Stock who has demanded appraisal (or a beneficial owner of such shares) within the period specified in Section 262, appraisal rights will be lost as to all stockholders’ previous written demand for appraisal.
Within 120 days after the effective date of the Merger, any holder of shares of Company Common Stock who has complied with the requirements of Section 262 and who is otherwise entitled to appraisal rights thereunder will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares of Company Common Stock not voted in favor of the adoption of the Merger Agreement and with respect to which Eargo has received demands for appraisal, and the aggregate number of holders of such shares of Company Common Stock. The Surviving Corporation must provide this statement to the requesting stockholder within ten (10) days after receipt by the Surviving Corporation of the written request for such a statement or within ten (10) days after the expiration of the period for delivery of demands for appraisal, whichever is later. A beneficial owner of shares of Company Common Stock held either in a voting trust or by a broker, bank or other nominee on behalf of such person may, in such person’s own name, file a petition seeking appraisal or request from the Surviving Corporation the foregoing statements. As noted above, however, the demand for appraisal can only be made by a stockholder of record.
If a petition for an appraisal is duly filed by a holder of shares of Company Common Stock and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within twenty (20) days after such service to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares of Company Common Stock and with whom agreements as to the value of their shares of Company Common Stock have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order that notice of the time and place fixed for the hearing on the petition be mailed to the Surviving Corporation and all of the stockholders shown on the written statement described above at the addresses stated therein. Such notice will also be published at least one (1) week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware, or in another publication determined by the court. The costs of these notices are borne by the Surviving Corporation.
After notice to stockholders as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the stockholders who demanded payment for their shares of Company Common Stock to submit their stock certificates (if any) to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings and, if any stockholder fails to comply with the direction, the Delaware Court of Chancery may dismiss that stockholder from the proceedings. The Delaware Court of Chancery will dismiss appraisal proceedings as to all shares of Company Common Stock for which appraisal rights have been asserted if neither of the ownership thresholds is met.
Determination of Fair Value
After determining the holders of shares of Company Common Stock entitled to appraisal and that at least one of the ownership thresholds described above has been satisfied as to any holders of Company Common Stock seeking appraisal rights, the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of Company Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the court in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. However, at any time before the Delaware Court of Chancery enters judgment in the appraisal proceedings, the Surviving Corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case such interest will accrue after the time of such payment only on an amount that equals the difference, if any, between the amount so paid and the “fair value” of the shares of Company Common Stock as determined by the Delaware Court of Chancery, in addition to any interest accrued prior to the time of such voluntary payment, unless paid at such time.
In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede &
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Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
Stockholders considering seeking appraisal should be aware that the fair value of their shares of Company Common Stock as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares of Company Common Stock and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262. No representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the per share Merger Consideration. Neither the Company nor Parent anticipates offering more than the per share Merger Consideration to any stockholder exercising appraisal rights, and each of the Company and Parent reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share is less than the per share Merger Consideration. If a petition for appraisal is not timely filed then the right to an appraisal will cease. If neither of the ownership thresholds described above has been satisfied with respect to the shares of Company Common Stock for which appraisal is sought, then the right to an appraisal will cease with respect to such shares. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and charged upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by a stockholder in connection with an appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares of Company Common Stock entitled to be appraised. In the absence of such determination or assessment, each party bears its own expenses.
If any stockholder who demands appraisal of his, her, its or their shares of Company Common Stock under Section 262 fails to perfect, or effectively loses or withdraws, such holder’s right to appraisal, the stockholder’s shares of Company Common Stock will be deemed to have been converted at the Effective Time into the right to receive the per share Merger Consideration, without interest thereon, less any applicable withholding taxes, subject to and in accordance with the terms and conditions of the Merger Agreement. A stockholder will fail to perfect, or effectively lose or withdraw, the holder’s right to appraisal if no petition for appraisal is filed within 120 days after the effective date of the Merger or if the stockholder delivers to the Surviving Corporation an effective written withdrawal of the holder’s demand for appraisal and an acceptance of the per share Merger Consideration, either within sixty (60) days after the effective date of the Merger with respect to any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party or thereafter with the written approval of the Surviving Corporation, in accordance with Section 262. In addition, a holder of shares of Company Common Stock will fail to perfect, or effectively lose or withdraw, the holder’s right to appraisal with respect to such shares if neither of the ownership thresholds described above has been satisfied with respect to the shares of Company Common Stock for which appraisal is sought.
From and after the effective date of the Merger, no stockholder who has demanded appraisal rights will be entitled to vote such shares of Company Common Stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the holder’s shares of Company Common Stock, if any, with a record date as of a time prior to the Effective Time. If no petition for an appraisal is filed, or if the stockholder delivers to the Surviving Corporation a written withdrawal of the demand for an appraisal and an acceptance of the Merger, either within sixty (60) days after the effective date of the Merger or thereafter with the written approval of the Surviving Corporation, then the right of such stockholder to an appraisal will cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, however, the appraisal proceeding may not be dismissed as to any stockholder without the approval of the court, and such approval may be conditioned upon such terms as the court deems just; provided, however, that the foregoing shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the Merger within sixty (60) days after the effective date of the Merger. In addition, a holder of shares of Company Common Stock will fail to perfect, or effectively lose or withdraw, the holder’s right to appraisal with respect to such shares if neither of the ownership thresholds described above has been satisfied with respect to the shares of Company Common Stock for which appraisal is sought.
Failure to comply with all of the procedures set forth in Section 262 may result in the loss of a stockholder’s statutory appraisal rights. Consequently, any stockholder wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
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Solicitation of Proxies; Payment of Solicitation Expenses
Eargo will pay for the entire cost of soliciting proxies. Our directors, officers and employees may solicit proxies by telephone, by facsimile, by mail, over the Internet or in person. Our directors, officers and employees will not be paid any additional amounts for soliciting proxies.
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THE MERGER (THE MERGER AGREEMENT PROPOSAL - PROPOSAL 1)
The Proposal
Eargo is asking you to approve the Merger Agreement Proposal. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement in its entirety.
General
We are asking our stockholders to consider and vote on the approval and adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into Eargo, with Eargo surviving as a wholly owned subsidiary of Parent. If the Merger is completed, the holders of shares of Company Common Stock (other than the Excluded Holders) will have the right to receive the Merger Consideration of $2.55 per share of Company Common Stock in cash, without interest, subject to and in accordance with the terms and conditions set forth in the Merger Agreement. For a detailed description of the Merger Agreement and the transactions contemplated thereby, including the Merger, see “The Merger Agreement.”
As discussed in the section titled “Special Factors - Purpose and Reasons of Eargo for the Merger; Recommendation of the Eargo Board and the Special Committee; Fairness of the Merger,” the Eargo Board has determined that the Merger Agreement and the transactions contemplated thereby, including the Merger are advisable, fair to, and in the best interests of, Eargo and Eargo stockholders.
Our stockholders must approve the Merger Agreement Proposal in order for the Merger to occur. If our stockholders fail to approve the Merger Agreement Proposal, the Merger will not occur.
Vote Required
The approval of the Merger Agreement Proposal requires the affirmative vote of holders of at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL.
Each record holder of Company Common Stock is entitled to one vote for each outstanding share of Company Common Stock owned of record on the Record Date.
Appraisal Rights
If the Merger is consummated, stockholders who properly demand appraisal for shares that they continuously hold shares of Company Common Stock through the effective date of the Merger, who do not vote such shares of Company Common Stock in favor of the adoption of the Merger Agreement and who do not effectively withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to seek appraisal of such shares of Company Common Stock in connection with the Merger under Section 262 of the DGCL. This means that holders of shares of Company Common Stock who perfect their appraisal rights, who do not thereafter effectively withdraw their demand for appraisal or otherwise lose their rights to seek appraisal, and who follow the procedures in the manner prescribed by Section 262 of the DGCL will be entitled to have such shares of Company Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of such shares of Company Common Stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be fair value, if any, as determined by the Delaware Court of Chancery (or in certain circumstances described in further detail in the section of this proxy statement captioned “The Special Meeting - Appraisal Rights,” on the difference between the amount determined to be the fair value and the amount paid by the Surviving Corporation in the Merger to each stockholder entitled to appraisal prior to the entry of judgment in any appraisal proceeding). Due to the complexity of the appraisal process, stockholders who wish to seek appraisal of their shares of Company Common Stock are encouraged to review Section 262 of the DGCL carefully and to seek the advice of legal counsel with respect to the exercise of appraisal rights.
Eargo stockholders considering seeking appraisal should be aware that the fair value of their shares of Company Common Stock as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares of Company Common Stock.
To exercise your appraisal rights, you must: (i) submit a written demand for appraisal to Eargo before the vote is taken on the adoption of the Merger Agreement; (ii) not submit a proxy with respect to, or otherwise vote, the shares of Company Common Stock for which you seek appraisal in favor of the proposal to adopt the Merger Agreement; (iii) continue to hold such shares of Company Common Stock of record on and from the date of the making of the demand through the effective date of the Merger; and (iv) comply with all other procedures for exercising appraisal rights under Section 262 of the DGCL. Your failure to follow the procedures specified under Section 262 of the DGCL may result in the loss of your appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of the shares of Company Common Stock for which appraisal is sought in connection with the Merger unless certain stock ownership conditions are satisfied by the holders of Company Common Stock seeking appraisal. The DGCL requirements
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for exercising appraisal rights are described in further detail in the section of this proxy statement captioned “The Special Meeting - Appraisal Rights,” which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 of the DGCL is reproduced and attached as Annex D to this proxy statement and is incorporated by reference in this proxy statement in its entirety. Only a holder of record of shares of Company Common Stock is entitled to demand appraisal of such shares of Company Common Stock registered in that holder’s name. If, as of the Record Date, you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee and you wish to exercise appraisal rights, you should consult with such broker, bank or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such broker, bank or other nominee.
Vote Recommendation
The Eargo Board recommends that you vote “FOR” the Merger Agreement Proposal.
82    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

MERGER-RELATED EXECUTIVE COMPENSATION ARRANGEMENTS
(THE GOLDEN PARACHUTE PROPOSAL - PROPOSAL 2)
The Proposal
Eargo is asking you to approve the Golden Parachute Proposal.
General
As required by Item 402(t) of Regulation S-K and Section 14A of the Exchange Act, Eargo is providing its stockholders with the opportunity to cast a non-binding, advisory vote to approve certain payments and/or benefits that may be received pursuant to compensation arrangements for Eargo’s named executive officers in connection with the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the section captioned “Special Factors - Interests of Executive Officers and Directors of Eargo in the Merger - Golden Parachute Compensation.”
Eargo believes that those certain payments and/or benefits that may be received pursuant to compensation arrangements for Eargo’s named executive officers in connection with the Merger are reasonable and demonstrate that Eargo’s executive compensation program was designed appropriately and structured to ensure the retention of talented executive officers and a strong alignment with the long-term interests of Eargo stockholders. This vote is not intended to address any specific item of compensation, but rather the overall compensation that may become payable to Eargo’s named executive officers in connection with the Merger. In addition, this vote is separate and independent from the vote of stockholders to approve the Merger Agreement Proposal. Eargo asks that its stockholders vote “FOR” the following resolution:
“RESOLVED, that the payments and/or benefits that may be received pursuant to compensation arrangements for Eargo’s named executive officers in connection with the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the “Potential Change-in-Control Payments to Named Executive Officers” table and the footnotes to that table contained in the section captioned “Special Factors - Interests of Executive Officers and Directors of Eargo in the Merger - Golden Parachute Compensation,” is hereby APPROVED on a non-binding, advisory basis.”
This vote is advisory, and therefore, it will not be binding on Eargo, nor will it overrule any prior decision or require the Eargo Board (or any committee thereof) to take any action. Accordingly, regardless of the outcome of the advisory vote, Eargo’s named executive officers may be or become entitled to certain payments and/or benefits pursuant to compensation arrangements in connection with the Merger, as disclosed in this proxy statement. However, the Eargo Board values the opinions of the Eargo stockholders, and to the extent that there is any significant vote against the Golden Parachute Proposal, the Eargo Board will consider stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns.
Vote Required
The approval of the Golden Parachute Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock present in person or represented by proxy at the virtual Special Meeting and entitled to vote thereon.
Each record holder of Company Common Stock is entitled to one vote for each outstanding share of Company Common Stock owned of record on the Record Date.
Vote Recommendation
The Eargo Board recommends that you vote “FOR” the Golden Parachute Proposal.
Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders    83

ADJOURNMENT OF THE SPECIAL MEETING
(THE ADJOURNMENT PROPOSAL - PROPOSAL 3)
The Proposal
Eargo is asking you to approve the Adjournment Proposal.
General
Eargo is asking you to approve one or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal.
If the Eargo stockholders approve the Adjournment Proposal, Eargo could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously provided proxies to vote against the approval of the Merger Agreement Proposal (other than in respect of any proposal for which the vote has been taken and the polls have been closed at the Special Meeting). Among other things, approval of the Adjournment Proposal could mean that, even if Eargo had received proxies representing a sufficient number of votes against the Merger Agreement Proposal such that the Merger Agreement Proposal would be defeated, Eargo could adjourn the Special Meeting without a vote on the Merger Agreement Proposal and seek to convince the holders of those shares of Company Common Stock to change their votes to votes in favor of any such proposal. Additionally, Eargo may seek to adjourn the Special Meeting if a quorum is not present at the Special Meeting. Under our bylaws, the person presiding over the Special Meeting also has the authority to adjourn the Special Meeting regardless of the outcome of the vote on the Adjournment Proposal.
Vote Required
The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock present in person or represented by proxy at the virtual Special Meeting and entitled to vote thereon, assuming that a quorum is present.
Each record holder of Company Common Stock is entitled to one vote for each outstanding share of Company Common Stock owned of record on the Record Date.
Vote Recommendation
The Eargo Board recommends that you vote “FOR” the Adjournment Proposal.
84    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

OTHER IMPORTANT INFORMATION REGARDING EARGO
Directors and Executive Officers of Eargo
The Eargo Board presently consists of six (6) members. The persons listed below are the directors and executive officers of Eargo as of the date of this proxy statement.
From and after the Effective Date of the Merger, the Merger Agreement provides that (a) the directors of Merger Sub will become and constitute the only directors of the Surviving Corporation, and such directors will serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the organizational documents of the Surviving Corporation, and (b) the officers of Eargo will constitute the only officers of the Surviving Corporation, and such officers will serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the organizational documents of the Surviving Corporation.
Neither Eargo, nor any of Eargo’s directors or executive officers listed below has, to the knowledge of Eargo, been convicted in a criminal proceeding during the past five (5) years (excluding traffic violations or similar misdemeanors). In addition, neither Eargo, nor any of Eargo’s directors or executive officers listed below has, to the knowledge of Eargo, during the past five (5) years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
The name, position, business address, present principal occupation or employment and material occupations, positions, offices or employment for the past five (5) years of each of Eargo’s directors and executive officers are set forth below.
All of Eargo’s directors and executive officers can be reached c/o Eargo, Inc., 2665 North First Street, Suite 300, San Jose, California 95134, and each of the directors and executive officers is a citizen of the United States.
Directors
Name	Age	Position
Katie J. Bayne	57	Director
Trit Garg, M.D.	33	Director
Karr Narula	44	Director
Justin Sabet-Peyman	40	Director
Donald Spence	70	Chair of the Board and Director
David Wu	55	Director
Katie J. Bayne has served as a member of the Eargo Board since June 2021. Since February 2019, Ms. Bayne has served as a Senior Advisor with Guggenheim Securities, LLC, the investment banking and capital markets division of Guggenheim Partners. Since March 2018, Ms. Bayne has also served as founder and President of Bayne Advisors, a strategic and advisory firm. Prior to serving in her current roles, from 1989 to 2018, Ms. Bayne served in numerous roles at The Coca-Cola Company focused on general management, strategy, retail and consumer marketing in the United States, Australia and globally, including President, North America Brands and Chief Marketing Officer, North America. Ms. Bayne previously served as a member of the board of directors for Acreage Holdings, Inc., Ascena Retail Group, Inc., Ann Inc. and Beazer Homes USA. Ms. Bayne currently serves as a member of the board of directors of The Honest Company, Inc., a publicly traded company. Ms. Bayne is also a member of the board of trustees of the Fuqua School of Business at Duke University and is on the executive board of the Cox School of Business at Southern Methodist University. Ms. Bayne holds a B.A. in Psychology from Duke University and an M.B.A. from Duke University’s Fuqua School of Business.
Dr. Trit Garg has served as a member of the Eargo Board since December 2022. Dr. Garg has served as a Vice President at Patient Square Capital, a health care focused investment firm, since October 2021. Prior to joining Patient Square, Dr. Garg was at HealthQuest Capital from 2018 to 2021 where he was most recently a Principal. Previously Dr. Garg was a resident physician in Internal Medicine at Stanford University Hospital from 2017 to 2018. Earlier during his medical training, Dr. Garg spent time at KKR, a private equity firm, and McKinsey & Company. Dr. Garg currently serves on the Board of Directors of Access TeleCare. Dr. Garg holds an M.D. from Stanford Medical School and an M.B.A. from Stanford’s Graduate School of Business. He graduated with a B.A. with High Distinction from the University of California, Berkeley, where he was a Regents’ and Chancellor’s Scholar.
Karr Narula has served as a member of the Eargo Board since December 2022. Mr. Narula is a Founding Partner of Patient Square Capital, a health care focused investment firm that he joined in March 2021. He has over 18 years of health care investment and
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OTHER IMPORTANT INFORMATION REGARDING EARGO (continued)

operations experience. At Patient Square, Mr. Narula brings an operational lens to health care investment decisions and oversees the firm’s Transformation and Growth (TAG) Team, which deploys specialized transformation and growth capabilities to unlock value within portfolio companies. He currently serves on the Board of Directors of Access Tele care and previously served on the Boards of Blue Sprig Pediatrics and Access Physicians.
Prior to Patient Square, Mr. Narula spent 13 years at KKR, a private equity firm, from 2007 until 2020, where he was a Partner and Head of KKR’s Portfolio Operations Team (KKR Capstone) in the Americas. In this role, he led the team responsible for value creation across all industries and asset classes in the Americas and directly drove value creation efforts within the health care sector. While at KKR, Mr. Narula was a member of KKR’s Americas Private Equity Portfolio Management Committee, KKR’s Health Care Strategic Growth Portfolio Management Committee, and KKR’s Portfolio Operations Global Operating Committee. Prior to joining KKR in 2007, he was a private equity investor at HIG Capital and before that, a consultant at Bain & Company in San Francisco and in London.
Mr. Narula holds a B.S. in Industrial Engineering with Distinction from Stanford University and an M.B.A. from Harvard Business School.
Justin Sabet-Peyman has served as a member of the Eargo Board since December 2022. Mr. Sabet-Peyman is a Partner at Patient Square Capital, a health care focused investment firm, where he has worked since September 2021. Mr. Sabet-Peyman previously worked at KKR on the Americas Health Care Team from 2008 until 2019, where he focused on private equity and growth equity investing. He also spent a year helping to build the Direct Investments platform at Mubadala Investment Company from 2020 until 2021, and he started his career at McKinsey & Company where he served corporate and private equity clients.
Mr. Sabet-Peyman currently serves on the Board of Directors of Syneos Health and Access Telecare. He previously served on the Boards of Heartland Dental, PetVet Care Centers, Trilogy MedWaste, Ebb Therapeutics, EchoNous, Arbor Pharmaceuticals, and Lake Region Medical.
Mr. Sabet-Peyman received his B.S. and M.S. in Electrical Engineering from Stanford University where he graduated as the Henry Ford II Scholar and was a Mayfield Fellow.
Donald Spence has served as a member of the Eargo Board, as well as our non-executive Chair, since December 2022. Mr. Spence retired in August 2019 as President and Chief Executive Officer of Ebb Therapeutics, a company in the business of developing and marketing medical products for the treatment of insomnia, a position he held since March 2017. Prior to joining Ebb Therapeutics, Mr. Spence served as Chairman and Chief Executive Officer of Lake Region Medical, Inc. from 2010 until its acquisition by Integer Holdings Corporation in October 2015. From 2005 to 2008, he served as President of the Sleep and Home Respiratory Group for Philips Respironics, and from 2008 to 2010 as Chief Executive Officer of Philips Home Healthcare Solutions. Prior to that, Mr. Spence spent eight years with GKN Sinter Metals, as Senior Vice President for Global Sales and Marketing from 1998 to 2001 and as President from 2001 to 2005. Prior to 1998, he served in a number of roles at BOC Group, PLC over a 15-year career at that company including President, Ohmeda Medical Systems from 1997 to 1998. Mr. Spence serves on the boards of the following publicly held companies: Integer Holdings Corp (NYSE: ITGR) and Vapotherm, Inc. (NYSE: VAPO), both medical device manufacturers. Mr. Spence also serves on the board of Linguaflex, Inc. Mr. Spence earned his B.A. in Economics from Michigan State University and his M.A. in Economics from Central Michigan University.
David Wu has served as a member of the Eargo Board since July 2014. Since 2012, Mr. Wu has been a Partner at Maveron LLC, a venture capital firm, where his primary focus is emerging consumer internet companies. Mr. Wu leads Maveron’s investments in Illumix, inkbox, Booster, Wave, PlutoXR and Eargo, and serves on each company’s board of directors. Mr. Wu received a B.S. in electrical engineering and a B.A. in quantitative economics from Stanford University.
Executive Officers
Name	Age	Position
William Brownie	56	Interim Chief Executive Officer and Chief Operating Officer
Adam Laponis	47	Chief Financial Officer
William Brownie has served as our Interim Chief Executive Officer since July 2023 and as our Chief Operating Officer since April 2019. From August 2016 through March 2019, Mr. Brownie served as our Chief Customer Operations Officer. In addition, from January 2017 to June 2019 he served as our Chief Financial Officer. From June 2015 to August 2016, Mr. Brownie served as an independent consultant to various companies. From January 2012 to June 2015, Mr. Brownie served as the Managing Director at Sonova
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OTHER IMPORTANT INFORMATION REGARDING EARGO (continued)

e-Hearing Care, a group company of Sonova AG, a provider of hearing care products. Prior to that, from August 2001 to December 2011, Mr. Brownie served as Chief Financial Officer and then President and Chief Executive Officer of HearingPlanet Inc., which was purchased by Sonova AG. Mr. Brownie received a B.S. in business administration from San Diego State University-California State University.
Adam Laponis has served as our Chief Financial Officer since June 2019. From November 2018 to March 2019, Mr. Laponis served as Vice President of Financial Planning and Analysis for Tesla, an automotive and energy company, where he previously served as Senior Director of Finance from April 2017 to November 2018. Prior to that, he served as the Vice President and Chief Financial Officer of Cardiovascular Care of Cardinal Health, a healthcare services and products company, from October 2015 to April 2017. Prior to that, he served in various financial roles at Johnson & Johnson, a healthcare company, from August 2004 to October 2015. Mr. Laponis received a B.S. in chemical engineering from the University of California, Berkeley and his M.B.A. from the University of Southern California.
Book Value per Share
As of October 31, 2023, the estimated unaudited book value per share of Company Common Stock was $1.86. Book value per share is computed by dividing total equity at October 31, 2023 by the total shares of Company Common Stock outstanding on that date.
Market Price of Shares of Company Common Stock and Dividends
Our common stock is listed and traded on Nasdaq under the symbol “EAR.” At   , 2023, there were    shares of our common stock outstanding, and the closing sale price of our common stock shares was $  . Also as of that date, we had approximately    stockholders of record of our common stock. This number does not include the beneficial owners for whom shares are held in a “nominee” or “street” name. We have not declared any dividends, and we have no present intention to pay dividends on our common stock.
The following table sets forth, for the periods indicated, the high and low sales prices of our common stock as reported by Nasdaq during such period. On January 17, 2023, we effected a 1-for-20 reverse stock split of our common stock. No fractional shares were issued as a result of the reverse stock split. All per share information presented below has been retroactively adjusted to reflect the reverse stock split.
Fiscal Year	High	Low
2021
First Quarter	$1,535.00	$830.80
Second Quarter	$1,162.40	$614.20
Third Quarter	$797.10	$126.60
Fourth Quarter	$212.60	$89.80
2022
First Quarter	$171.00	$65.60
Second Quarter	$112.60	$14.60
Third Quarter	$68.80	$13.40
Fourth Quarter	$25.20	$9.60
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OTHER IMPORTANT INFORMATION REGARDING EARGO (continued)

Fiscal Year	High	Low
2023
First Quarter	$16.80	$3.92
Second Quarter	$5.87	$4.32
Third Quarter	$4.98	$2.11
Fourth Quarter (through , 2023)	$	$
The Merger Agreement prohibits us from declaring or paying any dividends on the shares of Company Common Stock until the Effective Time of the Merger or the termination of the Merger Agreement, without Parent’s consent.
The closing price of the shares of Company Common Stock on October 27, 2023, the last trading day before Eargo publicly announced the Merger, was $1.68 per share.
On   , 2023, the most recent practicable date before this proxy statement was distributed to our stockholders, the closing price for the shares of our common stock on Nasdaq was $  . You are encouraged to obtain current market quotations for the shares of Company Common Stock in connection with voting your shares of Company Common Stock.
If the Merger is completed, there will be no further market for the shares of Company Common Stock and, as promptly as practicable following the Effective Time and in compliance with applicable law, Eargo’s securities will be delisted from Nasdaq and deregistered under the Exchange Act.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth, as of October 31, 2023, information regarding beneficial ownership of our common stock by:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•	each of our named executive officers;
•	each of our directors; and
•	all of our executive officers and directors as a group.
The percentage of ownership is based on 20,762,389 shares of common stock outstanding as of October 31, 2023. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security. In addition, any shares that the entity or individual has the right to acquire within 60 days of October 31, 2023 through the exercise of any stock options or through the vesting and settlement of RSUs payable in shares of common stock are included in the following table. These shares are deemed to be outstanding and beneficially owned by the person holding those options or RSUs for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table does not necessarily indicate beneficial ownership for any other purpose. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
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OTHER IMPORTANT INFORMATION REGARDING EARGO (continued)

Unless otherwise noted below, the address for each beneficial owner listed in the table below is c/o Eargo, Inc., 2665 North First Street, Suite 300, San Jose, California 95134.
Name of beneficial owner	Number of outstanding shares beneficially owned	Number of shares exercisable within 60 days	Number of shares beneficially owned	Percentage of beneficial ownership
5% and greater stockholders:
PSC Echo, LP(1)	15,821,299	—	15,821,299	76.2%
Charles and Helen Schwab(2)	1,089,628	—	1,089,628	5.3%
Named executive officers and directors:
William Brownie(3)	6,469	56,311	62,780	*
Adam Laponis(4)	2,842	49,045	51,887	*
Christian Gormsen(5)	4,953	78,251	83,204	*
Katie Bayne(6)	—	10,459	10,459	*
Trit Garg, M.D.(7)	—	4,453	4,453	*
Karr Narula(8)	—	4,453	4,453	*
Justin Sabet-Peyman(9)	—	4,453	4,453	*
Donald Spence(10)	—	4,453	4,453	*
David Wu(11)	25,463	10,276	35,739	*
All current directors and executive officers as a group (8 persons)	34,774	143,903	178,677	*
*	Indicates beneficial ownership of less than 1% of the total outstanding common stock.
(1)
Shares held by PSC Echo, LP. PSC Echo GP, LLC is the general partner of PSC Echo, LP and may be deemed to beneficially own the shares of Company Common Stock held by PSC Echo, LP. Voting and investment decisions with respect to the shares of Company Common Stock held by PSC Echo, LP are made by the management committee of PSC Echo GP, LLC. PSC Echo, LP’s address is c/o Patient Square Capital, LP, 2884 Sand Hill Road, Suite 100, Menlo Park, CA 94025.

(2)
Consists of (a) 1,084,371 shares of Company Common Stock held directly by Mr. and Mrs. Schwab through The Charles and Helen Schwab Living Trust U/A DTD 11/22/1985 Helen O. Schwab and Charles R. Schwab TTEE and (b) 5,257 shares of Company Common Stock held directly by Mr. and Mrs. Schwab through The Charles and Helen Schwab Living Trust U/A DTD 11/22/1985 Charles R. Schwab TTEE.

(3)
Consists of (a) 6,470 shares of Company Common Stock held directly, (b) 56,259 shares of Company Common Stock that may be acquired pursuant to the exercise of stock options within 60 days of October 31, 2023 and (c) 52 restricted stock units that are scheduled to vest within 60 days of October 31, 2023.

(4)
Consists of (a) 2,843 shares of Company Common Stock held directly, (b) 48,993 shares of Company Common Stock that may be acquired pursuant to the exercise of stock options within 60 days of October 31, 2023 and (c) 52 restricted stock units that are scheduled to vest within 60 days of October 31, 2023.

(5)
Christian Gormsen is the former Chief Executive Officer of the Company. Consists of 78,251 shares of Company Common Stock that may be acquired pursuant to the exercise of stock options within 60 days of October 31, 2023.

(6)	Consists of 10,459 shares of Company Common Stock that may be acquired pursuant to the exercise of stock options within 60 days of October 31, 2023.
(7)	Consists of 4,453 shares of Company Common Stock that may be acquired pursuant to the exercise of stock options within 60 days of October 31, 2023.
(8)	Consists of 4,453 shares of Company Common Stock that may be acquired pursuant to the exercise of stock options within 60 days of October 31, 2023.
(9)	Consists of 4,453 shares of Company Common Stock that may be acquired pursuant to the exercise of stock options within 60 days of October 31, 2023.
(10)	Consists of 4,453 shares of Company Common Stock that may be acquired pursuant to the exercise of stock options within 60 days of October 31, 2023.
(11)
Consists of (a) 25,000 shares of Company Common Stock held directly by Mr. Wu through the Wu Family Trust, (b) 463 shares of common stock held indirectly by Mr. Wu through the Wu 2015 Irrevocable Trust, and (c) 10,276 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of October 31, 2023.

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OTHER IMPORTANT INFORMATION REGARDING EARGO (continued)

Prior Public Offerings
On November 23, 2022, we closed a rights offering, pursuant to which we offered an aggregate of 18.75 million shares of common stock to stockholders as of a record date determined by the Eargo Board, at an offering price of $10.00 per share of common stock (the “Rights Offering”). Pursuant to the Rights Offering, we sold an aggregate of approximately 2.9 million shares of common stock to our existing stockholders, from which we received net proceeds of $27.6 million. The Rights Offering was not an underwritten offering.
Neither Eargo, Parent, Merger Sub, nor any of their respective affiliates have made an underwritten public offering of the shares of Company Common Stock for cash that was registered under the Securities Act, as amended, or exempt from registration under Regulation A promulgated thereunder during the last three (3) years.
Certain Transactions in the Shares of Company Common Stock
Other than the Merger Agreement (as described in “The Merger Agreement”) and agreements entered into in connection therewith, including the Voting and Support Agreement, and certain share activity related to our equity compensation awards discussed elsewhere in this proxy statement, Eargo, Parent, Merger Sub, and their respective affiliates have not executed any transactions with respect to the shares of Company Common Stock during the past sixty (60) days.
On June 24, 2022, after reviewing all available alternatives to secure the funding needed to support our ongoing operations and pursuit of our business strategies, including a potential sale of the Company, we entered into an agreement (the “Note Purchase Agreement”) with the PSC Stockholder, an affiliate of Parent, and Drivetrain Agency Services, LLC, as administrative agent and collateral agent. Pursuant to the Note Purchase Agreement, we issued approximately $105.5 million in two tranches of senior secured convertible notes (the “Notes”) and agreed to conduct the Rights Offering. In accordance with the terms of the Note Purchase Agreement, upon closing of the Rights Offering, the Notes converted into 15,821,299 shares of our common stock (the “Conversion Shares”) on a post-reverse stock split basis, representing approximately 76.2% of our outstanding common stock as of the date of conversion.
In connection with the Note Purchase Agreement, we had also entered into an Investors’ Rights Agreement (the “Investors’ Rights Agreement”) with the PSC Stockholder, pursuant to which, among other things, the PSC Stockholder has the right to nominate a number of directors to the Eargo Board that is proportionate to the PSC Stockholder’s ownership of the Company, rounded up to the nearest whole number (and which shall in no event be less than one). As a result, following the closing of the Rights Offering and the conversion of the Notes into the Conversion Shares, and based on the number of directors on the Eargo Board as of the date of conversion, the PSC Stockholder had the right to nominate six directors to the Eargo Board. The PSC Stockholder exercised its right to nominate three directors to the Eargo Board, Trit Garg, M.D., Karr Narula and Justin Sabet-Peyman, in December 2022.
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OTHER IMPORTANT INFORMATION REGARDING THE PARENT ENTITIES
The Parent Entities
Merger Sub. Merger Sub was formed on October 13, 2023 as a Delaware corporation, solely for the purpose of completing the Merger and has conducted no business activities other than those related to the structuring and negotiation of the Merger. Merger Sub is a direct, wholly owned subsidiary of Parent and has not engaged in any business except as contemplated by the Merger Agreement. The principal office address of Merger Sub is c/o Patient Square Capital, LP, 2884 Sand Hill Road, Suite 100, Menlo Park, CA 94025. The telephone number at the principal office is (650) 384-6558.
Parent. Parent was formed on October 13, 2023 as a Delaware limited liability company, solely for the purpose of completing the Merger and has conducted no business activities other than those related to the structuring and negotiation of the Merger. Parent is a direct, wholly owned subsidiary of the PSC Stockholder and has not engaged in any business except as contemplated by the Merger Agreement. The principal office address of Parent is c/o Patient Square Capital, LP, 2884 Sand Hill Road, Suite 100, Menlo Park, CA 94025. The telephone number at the principal office is (650) 384-6558.
PSC Stockholder. Parent is controlled by the PSC Stockholder, through which affiliates of Patient Square are invested. The PSC Stockholder holds approximately 76.2% of the voting power of Eargo’s outstanding capital stock. The principal office address of the PSC Stockholder is c/o Patient Square Capital, LP, 2884 Sand Hill Road, Suite 100, Menlo Park, CA 94025. The telephone number at the principal office is (650) 384-6558.
PSC Echo GP. The PSC Stockholder is controlled by PSC Echo GP, its general partner. The principal office address of PSC Echo GP is c/o Patient Square Capital, LP, 2884 Sand Hill Road, Suite 100, Menlo Park, CA 94025. The telephone number at the principal office is (650) 384-6558.
None of Merger Sub, Parent, the PSC Stockholder or PSC Echo GP has, to the knowledge of the Parent Entities, during the past five (5) years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Directors, Executive Officers and Controlling Persons
The name, position, business address, citizenship, present principal occupation or employment and material occupations, positions, offices or employment for the past five (5) years of each of the directors, executive officers and controlling persons of the Parent Entities are set forth below. All directors, executive officers and controlling persons listed below are citizens of the United States. The business address of the Parent Entities is c/o Patient Square Capital, LP, 2884 Sand Hill Road, Suite 100, Menlo Park, CA 94025.
None of the persons listed below has, to the knowledge of the Parent Entities, during the past five (5) years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). None of the persons listed below has, to the knowledge of the Parent Entities, during the past five (5) years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
James C. Momtazee is one of the three managers of PSC Echo GP. He is the Managing Partner of Patient Square. He was Chairman and CEO of Montes Archimedes Acquisition Corporation from October 2020 until October 2021. He was previously a Member of Kohlberg Kravis Roberts & Co. L.P., a private equity and alternative asset management firm (“KKR”), and had been employed by KKR for 21 years ending in July 2019. Mr. Momtazee currently serves on the boards of directors of Alladapt Immunotherapeutics, Apollo Therapeutics, BridgeBio Pharma, Elevage Medical Technologies, Enavate Sciences, Kriya Therapeutics, the Medical Device Manufacturers Association, Roivant Science and Syneos Health. He previously served on the boards of directors of Ajax Health, Alliance Imaging, Arbor Pharmaceuticals, PharMerica, Covenant Surgical Partners, EchoNous, Entellus Medical, Envision Healthcare, Global Medical Response, HCA, Heartland Dental, Jazz Pharmaceuticals, Lake Region Medical, PRA Health Sciences and Spirox. Mr. Momtazee received a B.A. with distinction, Phi Beta Kappa, from Stanford University and an M.B.A., Arjay Miller Scholar, from Stanford’s Graduate School of Business.
Justin Sabet-Peyman has served as President of Parent and Merger Sub since their formation and is one of the three managers of PSC Echo GP. He is a Partner at Patient Square where he has worked since 2021. Mr. Sabet-Peyman previously worked at KKR on the Americas Health Care Team from 2008 until 2019, where he focused on private equity and growth equity investing. He also spent a year helping to build the Direct Investments platform at Mubadala Investment Company from 2020 until 2021, and he started his career at McKinsey & Company where he served corporate and private equity clients. Mr. Sabet-Peyman currently serves on the Boards of
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Directors of Syneos Health and Access Telecare. He previously served on the Boards of Heartland Dental, PetVet Care Centers, Trilogy MedWaste, Ebb Therapeutics, EchoNous, Arbor Pharmaceuticals and Lake Region Medical. Mr. Sabet-Peyman received his B.S. and M.S. in Electrical Engineering from Stanford University where he graduated as the Henry Ford II Scholar and was a Mayfield Fellow.
Adam Fliss has served as Vice-President of Parent and Merger Sub since their formation and is one of the three managers of PSC Echo GP. He is a Founding Partner and the General Counsel of Patient Square, where he has worked since January 2021. Mr. Fliss previously worked as General Counsel at TPG Capital, the private equity platform of alternative asset manager TPG. Prior to TPG Capital, Mr. Fliss worked in the private equity group at Ropes & Gray. Mr. Fliss received a B.A. in Political Economy from Tulane University and a J.D., summa cum laude from Suffolk University Law School.
92    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

DELISTING AND DEREGISTRATION OF COMMON STOCK
If the Merger is completed, there will be no further market for Company Common Stock and, as promptly as practicable following the Effective Time and in compliance with applicable law, Eargo’s securities will be delisted from Nasdaq and deregistered under the Exchange Act.
STOCKHOLDER PROPOSALS AND NOMINATIONS
If the Merger is completed, we will not have public stockholders and there will be no public participation in any future meeting of stockholders. However, if the Merger is not completed, or if we are otherwise required to do so under applicable law, we will hold a 2024 Annual Meeting of Stockholders. Any stockholder nominations or proposals for other business intended to be presented at our next annual meeting must be submitted to us as set forth below.
Requirements for Stockholder Proposals to be Considered for Inclusion in Eargo’s Proxy Materials
If you wish to submit a proposal to be included in the proxy statement for our 2024 Annual Meeting, we must receive it in a form which complies with the applicable securities laws, on or before December 26, 2023; provided, that, if the date of the 2024 Annual Meeting is more than thirty (30) days from June 7, 2024, the deadline is a reasonable time before we begin to print and send our proxy materials for the 2024 Annual Meeting. Please address your proposals to: Eargo, Inc., 2665 North First Street, Suite 300, San Jose, CA 95134, Attention: Secretary of the Company. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.
Requirements for Stockholder Proposals to be Brought before the Annual Meeting
In accordance with our bylaws, for any matter to be properly considered before our 2024 Annual Meeting (other than proposals to be included in our proxy statement), including nomination of directors, such matter must be submitted to us between February 8, 2024 and March 9, 2024 and in a format which complies with the provisions set forth in our bylaws. In the event next year’s Annual Meeting is more than thirty (30) days before or more than sixty (60) days after the anniversary date of the prior year’s Annual Meeting, which was held on June 7, 2023, to be timely, stockholder notices must be delivered not later than the close of business on the later of the 90th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by Eargo. Additionally, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 8, 2024.
Notices of intention to present proposals at the 2024 Annual Meeting should be addressed to Eargo, Inc., 2665 North First Street, Suite 300, San Jose, CA 95134, Attention: Secretary of the Company. Eargo reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. On request, the Secretary of the Company will provide detailed instructions for submitting proposals.
Requirements for Stockholder Nominations for Eargo Board Directors
The policy of the Eargo Board is to have the Eargo Board consider properly submitted stockholder recommendations for candidates for membership to the Eargo Board. In evaluating nominees recommended by stockholders, the Eargo Board will utilize the same criteria used for nominees proposed by the Eargo Board members. If a stockholder wishes to nominate directors for election to the Eargo Board at next year’s Annual Meeting, such nominations must comply with Section 2.5 of our bylaws and be submitted in writing to Eargo, Inc., 2665 North First Street, Suite 300, San Jose, CA 95134, Attention: Secretary of the Company.
Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders    93

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this proxy statement, by going to our corporate website at https://ir.eargo.com/. The information provided on our website, other than the documents that Eargo files with the SEC which are incorporated by reference in this proxy statement in their entirety, is not part of this proxy statement, and therefore is not incorporated herein by reference. You may also obtain a copy of these filings at no cost by writing or telephoning us at the following address:
Eargo, Inc.
2665 North First Street, Suite 300
San Jose, CA 95134
Telephone: (650) 351-7700
Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of this proxy statement or other information concerning us, without charge, by written or telephonic request directed to Eargo, Inc., 2665 North First Street, Suite 300, San Jose, California 95134, Telephone (650) 351-7700 or from the SEC through the SEC website at the address provided above.
We are incorporating by reference specified documents that we file with the SEC, which means that we can disclose important information to you by referring you to those documents that are considered part of this proxy statement. We incorporate by reference the documents listed below (provided, that, we are not incorporating by reference any information furnished to, but not filed with, the SEC):
•	our annual report on Form 10-K for the fiscal year ended December 31, 2022;
•	our quarterly reports on Form 10-Q for the fiscal quarters ended March 31, 2023, June 30, 2023 and September 30, 2023;
•
our current reports on Form 8-K as filed with the SEC on October 30, 2023, October 30, 2023, August 10, 2023, June 27, 2023, June 16, 2023, June 9, 2023, May 11, 2023, March 23, 2023, February 6, 2023, January 17, 2023, January 13, 2023, January 11, 2023, and January 4, 2023; and

•
our definitive proxy statement under Regulation 14A in connection with our Annual Meeting of Stockholders, filed with the SEC on April 24, 2023, and additional definitive proxy soliciting materials and Rule 14(a)(12) material, filed with the SEC on April 24, 2023.

Any statement contained in a document incorporated by reference into this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement modifies or supersedes the statement.
Because the Merger is a “going private” transaction, Eargo, Parent, Merger Sub, the PSC Stockholder and Patient Square have filed with the SEC a Transaction Statement on Schedule 13e-3 with respect to the Merger. The Schedule 13e-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13e-3 will be amended to report promptly any material changes in the information set forth in the most recent Schedule 13e-3 filed with the SEC.
THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED   , 2023. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.
94    Eargo, Inc. Proxy Statement and Notice of Special Meeting of Stockholders

Annex A
STRICTLY PRIVATE & CONFIDENTIAL

EXECUTION VERSION
AGREEMENT AND PLAN OF MERGER

by and among

PSC ECHO PARENT LLC,

PSC ECHO MERGER SUB INC.

and

EARGO, INC.

Dated as of October 29, 2023

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of October 29, 2023, is by and among PSC Echo Parent LLC, a Delaware limited liability company (“Parent”), PSC Echo Merger Sub Inc., a Delaware corporation and a direct or indirect wholly owned Subsidiary of Parent (“Merger Sub”), and Eargo, Inc., a Delaware corporation (the “Company”). Parent, the Company and Merger Sub are referred to herein as the “Parties” and each, a “Party.”
RECITALS
WHEREAS, the Parties intend that, on the terms and subject to the conditions set forth in this Agreement, Merger Sub shall merge with and into the Company (the “Merger”), with the Company surviving the Merger, pursuant to and in accordance with the provisions of the Delaware General Corporation Law, as may be amended from time to time (the “DGCL”);
WHEREAS, the sole member of Parent has unanimously approved and declared advisable this Agreement and the transactions contemplated hereby;
WHEREAS, the board of directors of Merger Sub has unanimously determined that the Merger is fair to, and in the best interests of, Merger Sub and its sole stockholder, approved and declared advisable this Agreement and the Merger and any other transactions contemplated hereby and resolved to recommend adoption of this Agreement to the sole stockholder of Merger Sub;
WHEREAS, the board of directors of the Company (the “Company Board”) has established a special committee (the “Special Committee”), consisting solely of members of the Company Board, independent of Parent, Merger Sub or their respective Affiliates to, among other things, develop, assess and negotiate the terms of this Agreement and the transactions contemplated hereby, including the Merger, and to make a recommendation to the Company Board as to whether the Company should enter into this Agreement;
WHEREAS, the Special Committee has unanimously (A) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable, fair to, and in the best interests of, the Company and the holders of shares of common stock, par value $0.0001 per share, of the Company (the “Shares”) (other than PSC Echo, LP, a Delaware limited partnership (“PSC Echo LP”), Parent, Merger Sub or any of their respective Affiliates) (the “Unaffiliated Stockholders”), and (B) recommended to the Company Board that the Company Board (i) determine that the terms of this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, (ii) declare this Agreement and the transactions contemplated hereby advisable, (iii) approve this Agreement, the execution and delivery by the Company of this Agreement, the performance by the Company of the covenants and agreements contained herein and the consummation of the Merger and the other transactions contemplated hereby upon the terms and subject to the conditions contained herein and (iv) resolve to recommend that the stockholders of the Company vote to adopt and approve this Agreement in accordance with the DGCL;
WHEREAS, the Company Board (acting on the recommendation of the Special Committee) has (i) determined that the terms of this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, (ii) declared this Agreement and the transactions contemplated hereby advisable, (iii) approved the Agreement, the execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and agreements contained herein and the consummation of the Merger and the other transactions contemplated hereby upon the terms and subject to the conditions contained herein and (iv) resolved to recommend that the stockholders of the Company vote to adopt and approve this Agreement in accordance with the DGCL;
WHEREAS, as a condition and inducement to the Company’s willingness to enter into this Agreement, concurrently with the execution and delivery of this Agreement, PSC Echo LP (the “Supporting Stockholder”) is entering into a voting agreement with the Company, dated as of the date of this Agreement (the “Voting and Support Agreement”), attached hereto as Exhibit A, pursuant to which the Supporting Stockholder has agreed to take certain actions required by the Special Committee to vote all Shares beneficially owned by it in accordance with the terms of the Voting and Support Agreement;
WHEREAS, as a condition and inducement to the Company’s willingness to enter into this Agreement, Parent and Merger Sub have delivered to the Company concurrently with the execution of this Agreement (i) a limited guarantee (the “Limited Guarantee”) from Patient Square Equity Partners, LP (the “Limited Guarantor”), in favor of the Company, pursuant to which, subject to the terms and conditions contained therein, the Limited Guarantor is guaranteeing certain obligations of Parent and Merger Sub in connection with this Agreement, and (ii) the Equity Commitment Letter (as herein defined); and
WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with this Agreement and to set forth certain conditions to the Merger.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth in this Agreement, the Parties, intending to be legally bound, agree as follows:
ARTICLE 1
THE MERGER; CLOSING; EFFECTIVE TIME
Section 1.01. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the “Surviving Corporation”), and the separate corporate existence of the Company, with all of its rights, privileges, immunities, powers and franchises, shall continue unaffected by the Merger, except as set forth in Article 2. The Merger shall have the effects specified in the DGCL.
Section 1.02. Closing. Unless otherwise mutually agreed in writing between the Company and Parent, the closing of the Merger (the “Closing”) shall take place at the offices of Ropes & Gray LLP, 3 Embarcadero Center, San Francisco, CA 94111 (or at the request of either Party, by means of a virtual Closing through electronic exchange of documents and signatures), at 9:00 a.m. (New York time) on the third Business Day following the day on which the last to be satisfied or waived of the conditions set forth in Article 7 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent waivable under applicable Law and this Agreement) of those conditions at the Closing) have been satisfied or waived (to the extent waivable under applicable Law and this Agreement) in accordance with this Agreement. The date on which the Closing actually occurs is referred to as the “Closing Date.”
Section 1.03. Effective Time. At the Closing, the Company and Parent will cause the Merger to be consummated by filing all necessary documentation, including a Certificate of Merger (the “Delaware Certificate of Merger”) to be executed and filed with the Secretary of State of the State of Delaware as provided in the relevant provisions of the DGCL. The Merger shall become effective at the time (the “Effective Time”) when the Delaware Certificate of Merger has been duly filed with and accepted by the Secretary of State of the State of Delaware or at such later time as may be agreed by the Parties in writing and specified in the Delaware Certificate of Merger.
ARTICLE 2
CERTIFICATE OF INCORPORATION AND BYLAWS
OF THE SURVIVING CORPORATION
Section 2.01. Certificate of Incorporation of the Surviving Corporation. At the Effective Time, the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Corporation, except that references to Merger Sub’s name shall be replaced with references to the Surviving Corporation’s name (the “Charter”), until thereafter amended as provided therein or as provided by applicable Law and consistent with the obligations set forth in Section 6.11.
Section 2.02. Bylaws of the Surviving Corporation. Subject to the requirements of Section 6.11, the bylaws of Merger Sub in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation (the “Bylaws”), except that references to Merger Sub’s name shall be replaced with references to the Surviving Corporation’s name, until thereafter amended as provided therein, by the Charter or as provided by applicable Law and consistent with the obligations set forth in Section 6.11.
ARTICLE 3
DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION
Section 3.01. Directors of the Surviving Corporation. Immediately prior to, but conditioned on the occurrence of, the Effective Time, the Parties shall take all actions necessary so that the directors of Merger Sub at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Charter and the Bylaws.
Section 3.02. Officers of the Surviving Corporation. The Parties shall take all actions necessary so that the officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Charter and the Bylaws.

ARTICLE 4
EFFECT OF THE MERGER ON CAPITAL STOCK;
EXCHANGE OF SHARE CERTIFICATES
Section 4.01. Effect on Capital Stock. At the Effective Time, as a result of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holder of any capital stock of the Company:
(a) Merger Consideration. Each Share issued and outstanding immediately prior to the Effective Time (other than (i) Shares that are to be cancelled or converted in accordance with Section 4.01(b) or Section 4.01(c) and (ii) Shares that are owned by stockholders of the Company who did not vote in favor of this Agreement or the Merger and who have demanded and not withdrawn a demand for appraisal rights pursuant to Section 262 of the DGCL (the Shares referred to in clause (ii), “Dissenting Shares,” and the Shares referred to in clauses (i) and (ii), collectively, “Excluded Shares”)) shall be converted into the right to receive $2.55 per Share in cash, without interest (the “Merger Consideration”). At the Effective Time, all of the Shares converted into the right to receive the Merger Consideration pursuant to this Section 4.01(a) shall cease to be outstanding, shall be cancelled and shall cease to exist, and each certificate formerly representing any of the Shares (each, a “Share Certificate”) or otherwise if the Company then has Shares which are not certificated, the applicable number of uncertificated Shares represented by book-entry (the “Book- Entry Shares”) (in each case, other than Excluded Shares) shall thereafter represent only the right to receive the Merger Consideration.
(b) Cancellation of Certain Shares. Any Shares that are owned by the Company and not held on behalf of third parties and any Dissenting Shares, in each case, that are issued and outstanding immediately prior to the Effective Time, shall, by virtue of the Merger and without any action on the part of the holder of such Shares, cease to be outstanding, be cancelled without payment of any consideration therefor and cease to exist, subject to any rights the holder thereof may have under Section 4.02(g).
(c) Shares Held by PSC Echo, LP or Parent. Each Share issued and outstanding immediately prior to the Effective Time that is owned by PSC Echo, LP, a Delaware limited partnership, or its Affiliates or Parent or Merger Sub shall, by virtue of the Merger and without any action on the part of the holder of such Share, be converted into one Surviving Corporation Share.
(d) Merger Sub. Each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder of such share, be converted into one Surviving Corporation Share.
Section 4.02. Exchange of Share Certificates.
(a) Appointment of Paying Agent. Prior to the Effective Time, Parent and Merger Sub shall appoint a bank or trust company reasonably acceptable to the Company to serve as the paying agent (the “Paying Agent”) and shall enter into an agreement reasonably acceptable to the Company relating to the Paying Agent’s responsibilities with respect to this Agreement.
(b) Deposit of Merger Consideration. At or prior to the Effective Time, Parent or Merger Sub shall deposit, or cause to be deposited, with the Paying Agent cash in U.S. Dollars sufficient to pay the aggregate Merger Consideration (other than in respect of Excluded Shares) under Section 4.01(a) (such cash being hereinafter referred to as the “Payment Fund”). The Payment Fund shall not be used for any purpose other than a purpose expressly provided for in this Agreement. Pending its disbursement in accordance with this Section 4.02, the Payment Fund shall be invested by the Paying Agent, if so directed by Parent or Merger Sub. Any such investment, if made, must be made in (i) short-term direct obligations of the United States of America, (ii) short-term obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iii) short-term commercial paper rated the highest quality by either Moody’s Investors Service, Inc. or Standard and Poor’s Ratings Services or (iv) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion. Parent shall or shall cause the Surviving Corporation to promptly replace or restore the cash in the Payment Fund so as to ensure that the Payment Fund is at all times maintained at a level sufficient for the Paying Agent to make all payments of Merger Consideration in accordance herewith. No investment losses resulting from investment of the funds deposited with the Paying Agent shall diminish the rights of any holder of Shares to receive the Merger Consideration as provided herein.
(c) Procedures for Surrender.
(i) Promptly after the Effective Time (and in any event within two Business Days thereafter or such longer period as may be required by the Paying Agent), the Surviving Corporation shall cause the Paying Agent to mail to each holder of record of Shares as of immediately prior to the Effective Time (other than Excluded Shares) (A) a notice advising such holders of the effectiveness of the Merger, (B) a letter of transmittal (the “Letter of Transmittal”) specifying that delivery shall be effected, and risk of loss and title shall pass, only upon delivery of the Share Certificates (or affidavits of loss in lieu of the Share Certificates as provided in Section 4.02(f)) or transfer of Book-Entry Shares not held, directly or indirectly, through The Depository Trust

Company (“DTC”) to the Paying Agent, such materials to be in such form and have such other provisions as Parent desires with approval of the Company (such approval not to be unreasonably withheld, conditioned or delayed), and (C) instructions for effecting the surrender of the Share Certificates (or affidavits of loss in lieu of the Share Certificates as provided in Section 4.02(f)) or Book-Entry Shares to the Paying Agent in exchange for payment of the aggregate Merger Consideration to which such holders are entitled pursuant to the terms of this Agreement.
(ii) With respect to Book-Entry Shares held, directly or indirectly, through DTC, Parent and the Company shall cooperate to establish procedures with the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries to ensure that the Paying Agent will transmit to DTC or its nominees as promptly as practicable after the Effective Time, upon surrender of Shares held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures and such other procedures as agreed by Parent, the Company, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, the Merger Consideration to which the beneficial owners thereof are entitled to receive as a result of the Merger pursuant to this Article 4.
(iii) Upon surrender to the Paying Agent of Shares that (A) are Share Certificates (or affidavits of loss in lieu of the Share Certificates as provided in Section 4.02(f)), together with the Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be reasonably required by the Paying Agent, (B) are Book-Entry Shares not held through DTC, by book receipt of an “agent’s message” in customary form by the Paying Agent in connection with the surrender of Book-Entry Shares (or such other reasonable evidence, if any, of surrender with respect to such Book-Entry Shares, as the Paying Agent may reasonably request), in each case of the foregoing clauses (A) and (B) of this Section 4.02(c)(iii), pursuant to such materials and instructions as contemplated by Section 4.02(c)(i), and (C) are Book-Entry Shares held, directly or indirectly, through DTC, in accordance with DTC’s customary surrender procedures and such other procedures as agreed to by the Company, Parent, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third party intermediaries pursuant to Section 4.02(c)(ii), the holder of such Share Certificates or Book-Entry Shares shall be entitled to receive in exchange therefor, and Parent shall cause the Paying Agent to deliver to each such holder, as promptly as reasonably practicable after the Effective Time, a check in the amount (after giving effect to any required Tax withholdings as provided in Section 4.02(h)) of cash that such holder has the right to receive pursuant to Section 4.01(a).
(iv) No interest will be paid or accrued on any amount payable upon surrender of any Shares.
(v) In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company, or if the Merger Consideration is to be paid in a name other than that in which the Share Certificate surrendered or transferred in exchange thereof is registered in the transfer records of the Company, a check for any cash to be paid upon due surrender of the Share Certificates may be issued to such transferee if the Share Certificates formerly representing such Shares are presented to the Paying Agent, accompanied by all documents reasonably required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid or are not applicable, in each case, in form and substance reasonably satisfactory to the Paying Agent.
(vi) Notwithstanding anything to the contrary in this Agreement, any holder of Book-Entry Shares shall not be required to deliver a Share Certificate or an executed Letter of Transmittal to the Paying Agent to receive the Merger Consideration that such holder is entitled to receive pursuant to this Article 4. Payment of the Merger Consideration with respect to Book-Entry Shares shall only be made to the Persons in whose name such Book-Entry Shares are registered in the stock transfer records of the Company.
(d) Transfers. From and after the Effective Time, there shall be no transfers on the stock transfer books of the Company of the Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Share Certificate or acceptable evidence of a Book-Entry Share is presented to the Surviving Corporation, Parent or the Paying Agent for transfer, it shall be cancelled and exchanged for the cash amount in immediately available funds to which the holder thereof is entitled to receive as a result of the Merger pursuant to this Article 4.
(e) Termination of Payment Fund. Any portion of the Payment Fund (including the proceeds of any investments of the Payment Fund) that remains unclaimed by, or otherwise undistributed to, the holders of Share Certificates or Book-Entry Shares by the one-year anniversary of the Effective Time shall be delivered to the Surviving Corporation or an Affiliate thereof designated by the Surviving Corporation. Any holder of Shares (other than Excluded Shares) who has not theretofore complied with this Article 4 shall thereafter look only to the Surviving Corporation for payment of the Merger Consideration (after giving effect to any required Tax withholdings as provided in Section 4.02(h)) upon delivery of the Share Certificates (or affidavits of loss in lieu of the Share Certificates as provided in Section 4.02(f)) or Book-Entry Shares, without any interest thereon. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any former holder of Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. To the fullest extent permitted by Law, immediately prior to the date any Merger Consideration would otherwise escheat to or become the property of any Governmental Authority, such Merger Consideration shall become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.
(f) Lost, Stolen or Destroyed Share Certificates. In the event any Share Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Share Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such Person of a bond reasonably sufficient to indemnify Parent and the Surviving Corporation against any claim that may be made against Parent or the Surviving Corporation with respect to such Share Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Share Certificate a check in the amount (after giving effect to any required Tax withholdings as provided in Section 4.02(h)) equal to the number of Shares (other than Excluded Shares) represented by such lost, stolen or destroyed Share Certificate multiplied by the Merger Consideration.
(g) Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary, Dissenting Shares shall not be converted into the right to receive the Merger Consideration and holders of such Dissenting Shares shall be entitled to receive payment of the appraised value of such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL, unless and until such Person fails to comply with the provisions of Section 262 of the DGCL or effectively withdraws or otherwise loses such Person’s rights to receive payment under Section 262 of the DGCL. If any such Person fails to comply with the provisions of Section 262 of the DGCL or effectively withdraws or loses such right, such Dissenting Shares shall thereupon have the rights and obligations provided in Section 262 of the DGCL. The Company shall (i) give Parent notice of any written demands for appraisal of Shares, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company with respect to the Dissenting Shares promptly after receipt by the Company and (ii) give Parent the opportunity to participate in and direct all negotiations and proceedings with respect to such demands for appraisal pursuant to the DGCL in respect of such Dissenting Shares. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any such demands for appraisal or offer to settle or settle any such demands, or agree to do any of the foregoing.
(h) Withholding Rights. Each of Parent, the Company, Merger Sub, the Surviving Corporation and the Paying Agent and any other applicable withholding agent, as applicable and without duplication, shall be entitled to deduct and withhold (or cause to be deducted and withheld) from any amount payable pursuant to this Agreement to any Person such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable federal, state, local or non-U.S. Law in respect of applicable Taxes. To the extent that amounts are so deducted or withheld and remitted to the applicable Governmental Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. If any Party becomes aware of any withholding obligation with respect to any payment hereunder or in connection with the transactions contemplated hereby (other than (i) in connection with compensatory payments or (ii) backup withholding), in each case, which payment is to be made to any Party, then Parent or the Company, as applicable, shall use commercially reasonable efforts to provide prompt notice thereof to the other Party, and the Parties shall and shall cause their applicable Affiliates, permitted successors and assigns to use commercially reasonable efforts to cooperate with one another in order to eliminate or reduce any such deduction or withholding. Notwithstanding anything to the contrary, any compensatory amounts payable to any current or former employee of the Company or any of its Subsidiaries pursuant to or as contemplated by this Agreement shall be remitted to the applicable payor for payment to the applicable Person through regular payroll procedures, as applicable.
(i) FIRPTA Certificate. At or prior to the Closing, the Company shall deliver to Parent a duly executed and acknowledged certificate, dated not more than 30 days prior to the Closing Date, in a customary form reasonably satisfactory to Parent.
Section 4.03. Treatment of Company Equity Awards.
(a) Treatment of Company Options. At the Effective Time, each Company Option that is outstanding and unexercised immediately prior to or upon the Effective Time, whether vested or unvested (each, a “Company Option”), shall, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, be cancelled, with the holder of such Company Option becoming entitled to receive, in full satisfaction of the rights of such holder with respect thereto, an amount in cash, without interest thereon and subject to applicable Tax withholding, equal to the product obtained by multiplying (i) the excess, if any, of the Merger Consideration over the per share exercise price of such Company Option, by (ii) the number of Shares covered by such Company Option immediately prior to and upon the Effective Time. The Surviving Corporation shall pay the amounts due pursuant to this Section 4.03(a) (the “Option Consideration”) on the first regular payroll date to occur after the fifth Business Day following the Closing Date. Any Company Option that has a per share exercise price that is greater than or equal to the Merger Consideration shall be cancelled for no consideration as of the Effective Time.
(b) Treatment of Company RSU Awards. At the Effective Time, each then outstanding Company RSU Award shall, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest thereon and subject to applicable Tax withholding (the “RSU Cash Replacement Award”), equal to the product of (i) the Merger Consideration and (ii) the total number of Shares subject to such Company RSU

Award as of immediately prior to the Effective Time. Except as otherwise set forth in Section 4.03(b) of the Company Disclosure Schedule, such RSU Cash Replacement Awards shall otherwise have the same terms and conditions (including with respect to vesting) as applied to the Company RSU Award for which they were exchanged, except for terms rendered inoperative by reason of the transactions contemplated by this Agreement or for such other administrative or ministerial changes that are reasonable and made in good faith to conform the administration of the RSU Cash Replacement Awards.
(c) Corporate Actions. At or prior to the Effective Time, the Company, the Company Board and the Compensation Committee, as applicable, shall adopt any resolutions and take any other actions that are necessary to effectuate the treatment of the Company Equity Awards pursuant to Sections 4.03(a) and 4.03(b).
Section 4.04. Adjustments to Prevent Dilution. Notwithstanding anything in this Agreement to the contrary, if, from the date of this Agreement to the earlier of the Effective Time and termination of this Agreement in accordance with Article 8, the number of Shares or securities convertible or exchangeable into or exercisable for Shares shall have been changed into a different number of Shares or securities, or a different class, by reason of any reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization or other similar transaction, the Merger Consideration shall be equitably adjusted to provide the holders of Shares and Company Equity Awards the same economic effect as contemplated by this Agreement prior to such event; provided, that nothing in this Section 4.04 shall be construed to permit the Company or any Subsidiary of the Company to take any action otherwise prohibited by the terms of this Agreement.
ARTICLE 5
REPRESENTATIONS AND WARRANTIES
Section 5.01. Representations and Warranties of the Company. Except as set forth in the Company Reports filed by the Company with the SEC since the Applicable Date and publicly available at least two Business Days prior to the date of this Agreement (excluding, in each case, any disclosures solely set forth in any risk factor or “forward-looking statements” section or any similar section, to the extent they are forward-looking in nature) (provided that such exception shall not apply to the representations and warranties set forth in Section 5.01(a) (Organization, Good Standing and Qualification), Section 5.01(b) (Capital Structure), Section 5.01(c) (Corporate Authority, Approval and Fairness), Section 5.01(g)(ii) (Absence of Material Adverse Effect), Section 5.01(m) (Takeover statutes), Section 5.01(s) (Fairness Opinion) and Section 5.01(u) (Brokers and Finders)) or in the disclosure schedule delivered to Parent and Merger Sub by the Company immediately prior to the execution of this Agreement (the “Company Disclosure Schedule”) (it being agreed that disclosure of any item in any section or subsection of the Company Disclosure Schedule shall be deemed disclosure with respect to any other section or subsection of this Agreement to the extent that the relevance of such item is reasonably apparent on the face of such disclosure); provided, however, that with respect to Section 5.01(g)(ii) (Absence of Material Adverse Effect), only items (if any) specifically disclosed against Section 5.01(g)(ii) of the Company Disclosure Schedule shall be deemed disclosure with respect to Section 5.01(g)(ii), the Company hereby represents and warrants to Parent and Merger Sub that:
(a) Organization, Good Standing and Qualification.
(i) The Company is a legal entity duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to be in good standing or have such power or authority would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company is qualified to do business and is in good standing (with respect to jurisdictions that recognize such concept or a similar concept) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(ii) Each of the Company’s Subsidiaries is a legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept or a similar concept) under the Laws of its jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation or other legal entity (with respect to jurisdictions that recognize such concept or a similar concept) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, existing, qualified or in good standing, or to have such power or authority, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Company’s Subsidiaries and their respective jurisdictions of organization, as of the date hereof, are identified in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(b) Capital Structure.
(i) The authorized capital stock of the Company consists of (i) 5,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”) and (ii) 450,000,000 Shares. As of October 26, 2023 (the “Reference Date”): (A) 20,762,389 Shares were issued and outstanding, (B) no shares of Preferred Stock were issued and outstanding, (C) 2,649,224 Shares were subject to outstanding Company Options, and (D) 81,884 Shares were subject to outstanding Company RSU Awards. Except as set forth in this Section 5.01(b) and for Shares issuable upon the exercise or settlement of Company Equity Awards outstanding on the date hereof or granted following the date hereof pursuant to Section 6.01(b), the Company has no other equity or equity-based interests authorized, issued and/or outstanding. From the close of business on the Reference Date to the date of this Agreement, there have been no issuances by the Company of shares of capital stock or voting securities of, or other equity interests in, the Company other than the issuance of Shares upon the exercise of Company Options or upon the vesting of Company RSUs Awards, in each case, outstanding at the close of business on the Reference Date and in accordance with their terms in effect at such time.
(ii) As of the date hereof, there is no outstanding Company Option granted under the Company Equity Plan or otherwise with a per share exercise price that is lower than the Merger Consideration. Each Company Option was granted in compliance with Section 409A of the Code.
(iii) All of the outstanding Shares are duly authorized and validly issued in accordance with the Company’s organizational documents, as applicable, and are, or will be when issued, fully paid and nonassessable. All of the outstanding Shares have not been, or will not be when issued, issued in violation of any applicable securities Laws or preemptive rights, rights of first refusal or other similar rights of any Person. All of the issued and outstanding equity interests in each of the Company’s Subsidiaries are authorized and validly issued in accordance with the respective organizational documents of such Subsidiaries and are fully paid (to the extent required under such Subsidiaries’ organizational documents) and nonassessable and have not been issued in violation of any applicable securities Laws or preemptive rights, rights of first refusal or other similar rights of any Person. The Company owns, directly or indirectly, all of the outstanding equity interests in each of its Subsidiaries free and clear of all Liens other than (A) transfer restrictions imposed by federal and state securities Laws and (B) any transfer restrictions contained in the organizational documents of the Company and its Subsidiaries.
(iv) Except as set forth in the organizational documents of the Company and except as otherwise provided in Section 5.01(b)(i), there are no preemptive rights or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, phantom equity interests, redemption rights, repurchase rights, agreements, arrangements, calls, subscription agreements, commitments or rights of any kind that obligate the Company or any of its Subsidiaries to issue or sell any equity interests or any securities or obligations convertible or exchangeable into or exercisable for, giving any Person a right to subscribe for or acquire or measured by reference to, any equity interests in the Company or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding.
(v) Neither the Company nor any of its Subsidiaries has any outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the holders of equity interests in the Company or any of its Subsidiaries on any matter.
(vi) Except for the Voting and Support Agreement, there are no voting trusts, voting proxies or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting or registration of the Shares or other equity interest of the Company or any of its Subsidiaries.
(vii) Except with respect to the ownership of any equity or long-term debt securities between or among the Company or any of its Subsidiaries, none of the Company or any of its Subsidiaries owns, directly or indirectly, any equity or long-term debt securities of any Person.
(c) Corporate Authority; Approval and Fairness.
(i) The Company has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the Merger and any other transactions contemplated by this Agreement, subject only to the Requisite Company Stockholder Approval. Except for the Requisite Company Stockholder Approval, no other corporate action by the Company (other than, in the case of the Merger, the filing of the Delaware Certificate of Merger and the other documents as required by DGCL) or vote of holders of any class of the capital stock of the Company is necessary to approve and adopt this Agreement and to consummate the Merger and the other transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles (the “Bankruptcy and Equity Exception”).
(ii) The Special Committee has unanimously (A) determined that this Agreement and the transactions contemplated hereby, including the Merger are advisable, fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, and (B) recommended to the Company Board that the Company Board (i) determine that the terms of this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, (ii) declare this Agreement and the transactions contemplated hereby advisable, (iii) approve this Agreement, the execution and delivery by the Company of this Agreement, the performance by the Company of the covenants and agreements contained herein and the consummation of the Merger and the other transactions contemplated hereby upon the terms and subject to the conditions contained herein and (iv) resolve to recommend that the stockholders of the Company vote to adopt and approve this Agreement in accordance with the DGCL.
(iii) The Company Board (acting on the recommendation of the Special Committee) has (A) (i) determined that the terms of this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, (ii) declared this Agreement and the transactions contemplated hereby advisable, (iii) approved this Agreement, approved the execution and delivery by the Company of this Agreement, approved the performance by the Company of its covenants and agreements contained herein and approved the consummation of the Merger and any other transactions contemplated hereby upon the terms and subject to the conditions contained herein, and (iv) resolved to recommend that the stockholders of the Company vote to adopt and approve this Agreement in accordance with the DGCL, in each case on the terms and subject to the conditions set forth in this Agreement (the “Company Recommendation”), which Company Recommendation has not been withdrawn, rescinded or modified in any way as of the date hereof, and (B) directed that this Agreement be submitted to the holders of Shares for their adoption.
(d) Governmental Filings; No Violations.
(i) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement require no authorization or other action by or in respect of, or filing with, any (A) federal, state, local, municipal, foreign or other government; (B) governmental, quasi-governmental, supranational or regulatory authority (including any governmental division, department, agency, commission, instrumentality, organization, unit or body and any court or other tribunal); (C) self-regulatory organization (including NASDAQ); or (D) arbitral tribunal (public or private) (each, a “Governmental Authority”) other than (1) the filing of the Delaware Certificate of Merger with the Secretary of State of the State of Delaware, (2) compliance with any applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Securities Act of 1933, as amended (the “Securities Act”) and any other applicable U.S. state or federal securities, takeover or “blue sky” Laws, (3) compliance with any applicable rules of NASDAQ and (4) where failure to obtain such authorization or take any such action would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No notice, authorization or other action by or in respect of, or filing with, any Governmental Authority is required to be made or obtained by the Company or any of its Subsidiaries prior to the Closing in order for the Company and its Subsidiaries to continue to operate under the Company Permits following the Closing, except where failure to file such notice, obtain such authorization or take any such action would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(ii) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement do not and will not (A) assuming compliance with the matters referred to in Section 5.01(d)(i), conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of any of its Subsidiaries; (B) assuming compliance with the matters referred to in Section 5.01(d)(i), conflict with or result in a violation or breach of any applicable Law; (C) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Company Permit or any agreement, lease, license, contract, note, bond, mortgage, indenture, arrangement or other obligation (each a “Contract”) binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject; or (D) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clauses (B), (C) and (D) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(e) Company Reports; Financial Statements; Internal Controls.
(i) The Company has filed or furnished, as applicable, on a timely basis, all forms, statements, certifications, reports and documents required to be filed or furnished by it with the Securities and Exchange Commission (the “SEC”) pursuant to the Exchange Act or the Securities Act since December 31, 2022 (the “Applicable Date”) (the forms, statements, certifications, reports and documents filed or furnished to the SEC since the Applicable Date and those filed or furnished to the SEC subsequent to the date of this Agreement, including any amendments thereto, the “Company Reports”). Each of the Company Reports, at the time of its filing or being furnished (and, if amended, as of the date of such amendment), complied in all material respects or, if not yet filed or furnished, will comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 and any rules and regulations promulgated thereunder applicable to the Company Reports. As of their respective dates (and, if amended, as of the date of such amendment), the Company Reports did not, and any Company Reports filed with or furnished to the SEC subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of the date of this Agreement, (i) there are no outstanding or unresolved comments in comment letters with respect to Company Reports received by the Company from the SEC staff and (ii) the Company is in compliance in all material respects with the applicable listing and corporate governance requirements of NASDAQ.
(ii) The Company maintains disclosure controls and procedures (as defined in Rule 13a-15(e) or 15d-15(e), as applicable, under the Exchange Act) as required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules of the SEC. The Company maintains a system of internal control over financial reporting (as defined in Rule 13a-15(f) or 15d-15(f), as applicable, under the Exchange Act) reasonably designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP, including policies and procedures that (A) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (B) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP, and those receipts and expenditures of the Company are being made only in accordance with authorizations of management of the Company and the Company Board and (C) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company that could have a material effect on its financial statements. As of the date hereof, the Company has disclosed, based on the most recent evaluation of its chief executive officer and its chief financial officer prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (A) any significant deficiencies or material weaknesses in the design or operation of its internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” have the meanings assigned to such terms in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement.
(iii) There are no off-balance sheet arrangements of any type pursuant to any off-balance sheet arrangement required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated under the 1933 Act that have not been so described in the Company Reports.
(iv) The consolidated financial statements included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof, and their consolidated statements of operations and comprehensive income, Company stockholders’ equity and cash flows for the respective periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments), in each case, have been prepared in conformity with U.S. GAAP (except, in the case of the unaudited statements, subject to normal and recurring year-end adjustments and the absence of footnotes) applied on a consistent basis during the periods involved, except as may be noted therein or in the notes thereto.
(f) Liabilities. There are no obligations or liabilities of the Company or any of its Subsidiaries (whether accrued, contingent or otherwise) that would be required by U.S. GAAP to be reflected on a consolidated balance sheet of the Company and its Subsidiaries, other than (i) obligations or liabilities to the extent disclosed, reflected or reserved against in the consolidated balance sheet of the Company for the year ended December 31, 2022 (or any notes thereto); (ii) obligations or liabilities arising in connection with the transactions contemplated by this Agreement; (iii) obligations or liabilities incurred in the ordinary course of business since December 31, 2022 (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement or violation of Law); (iv) executory obligations arising from any Contract entered into in the ordinary course of business (none of which results from or was caused by a breach of any such Contract); and (v) obligations or liabilities that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(g) Absence of Certain Changes.
(i) Since June 30, 2023 through the date of this Agreement, the Company and its Subsidiaries have conducted their businesses in all material respects in the ordinary course of business.
(ii) Since December 31, 2022, there has not been any change, effect, occurrence, event or development that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(h) Litigation. There are no pending or, to the Knowledge of the Company, threatened, civil, criminal or administrative actions, suits, claims, charges, complaints, hearings, arbitrations, investigations or proceedings by or before any arbitrator or Governmental Authority (each, an “Action”) to which the Company or any of its Subsidiaries is a party or any Action by any Governmental Authority against or involving the Company or its Subsidiaries or any of their respective assets or properties, in each case that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. None of the Company or any Subsidiary is subject to any outstanding judgment, order, writ, injunction, decree or award of any Governmental Authority, except for those that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(i) Employee Benefits.
(i) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all Benefit Plans are, and have been established, maintained, funded, operated and administered, in accordance with their terms and in compliance with ERISA, the Code and other applicable Laws. Each Benefit Plan subject to ERISA that is an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS or has applied to the IRS for such favorable determination or opinion letter within the applicable remedial amendment period under Section 401(b) of the Code, and, to the Knowledge of the Company, there are no circumstances reasonably expected to adversely affect the qualification of such plan under Section 401(a) of the Code. Each trust created under any such Benefit Plan is exempt from Taxes under Section 501(a) of the Code and has been so exempt since its creation.
(ii) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there are no pending or, to the Knowledge of the Company, threatened Actions, audits, investigations, claims (other than routine claims for benefits) or proceedings, including by a Governmental Authority, by, on behalf of, against or relating to any Benefit Plan. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Affiliates has incurred (whether or not assessed), or is reasonably expected to incur or be subject to, any Tax or penalty under Section 4975, 4980B, 4980D, 4980H, 6721 or 6722 of the Code. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company is not in breach of, or default under, any Benefit Plan.
(iii) No Benefit Plan is, and neither the Company nor any of its ERISA Affiliates has participated in or contributed to, or been obligated to contribute to, any “multiemployer plans” within the meaning of Section 3(37) of ERISA (each, a “Multiemployer Plan”), or, except as set forth on Section 5.01(i)(iii) of the Company Disclosure Schedule, any plan subject to Title IV or Section 302 of ERISA or Section 412 of the Code, in each case, in the last six (6) years, nor does the Company or any of its ERISA Affiliates otherwise have any current or contingent liability or obligation under or with respect to such plans. No Benefit Plan is a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA), a “multiple employer plan” (within the meaning of Section 210 of ERISA or Section 413(c) of the Code) or a plan or arrangement that provides post-employment health, life or other welfare benefits to any Person other than as required under Section 4980B of the Code or applicable Law for which the recipient pays the full cost of coverage.
(iv) No Benefit Plan is a plan or arrangement that provides, and neither the Company nor any of its Affiliates has any current or projected liability under any Benefit Plan for providing, post-employment or post-retirement health, life or other welfare benefits to any Person other than as required under Section 4980B of the Code or applicable Law for which the recipient pays the full cost of coverage.
(v) Neither the execution of this Agreement, stockholder or other approval of this Agreement nor the consummation of the Merger or any other transactions contemplated hereby will, whether alone or in combination with another event, (A) entitle any Service Provider to severance pay or any other payment or benefit or any increase in severance pay upon any termination of employment after the date of this Agreement, (B) accelerate the time of payment or vesting or result in any material payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or result in any other obligation pursuant to any of the Benefit Plans, (C) require a contribution or payment by the Company to or under any Benefit Plan, (D) result in any forgiveness of indebtedness of any Service Provider, (E) limit or restrict the right of the Company to amend or terminate any Benefit Plan or (F) result in any payment (whether in cash or property or the vesting of property) that would, individually or in combination with any other such payment, constitute an “excess parachute payment” (within the meaning of Section 280G of the Code) or in the imposition of an excise tax under Section 4999 of the Code.
(vi) As of the date hereof, there is no contract, agreement, plan or arrangement to which the Company or any of its Affiliates is bound to provide a gross-up or otherwise reimburse any current or former Service Provider or other person for taxes, including excise taxes paid pursuant to Sections 409A or 4999 of the Code.
(j) Compliance with Laws; FDA Compliance; Company Permits.
(i) Compliance with Laws. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) since the Lookback Date, the businesses of each of the Company and its Subsidiaries have been, and are being, conducted in compliance with applicable federal, state, local, territorial, provincial, municipal, regional, foreign or supranational laws, acts, statutes, codes, orders, treaties and ordinances, common law, and any rules, rulings, regulations, standards, judgments, orders, writs, injunctions, decrees, awards, arbitration awards and agency requirements of any Governmental Authority (collectively, “Laws”), (B) since the Lookback Date there have been no, and there are no pending, investigations or audits by the United States Department of Health and Human Services Office for Civil Rights or any other Governmental Authority with respect to compliance with Health Information Privacy and Security Laws applicable to the Company or its Subsidiaries; and (C) the Company has not received any notice or communication from any Governmental Authority that it is not in compliance with any applicable Law or that it is under investigation by any Governmental Authority for potential non-compliance with any applicable Law, in each case, that has not been cured as of the date of this Agreement.
(ii) FDA Compliance. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company has operated at all times in the last five years and is currently in compliance with all applicable statutes, rules and regulations of the U.S. Food and Drug Administration (the “FDA”) and comparable regulatory authorities, as applicable, including, as applicable:
(A) the Federal Food, Drug and Cosmetic Act and the regulations promulgated thereunder;
(B) all applicable federal, state, local and foreign health care laws, including, without limitation, the U.S. Anti-Kickback Statute (42 U.S.C. Section 1320a-7b(b)), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the U.S. Civil False Claims Act (31 U.S.C. Section 3729 et seq.), all applicable federal, state, local and all foreign criminal laws relating to health care fraud and abuse, including but not limited to the U.S. False Statements Law (42 U.S.C. Section 1320a-7b(a)), 18 U.S.C. Sections 286 and 287, and the health care fraud criminal provisions under HIPAA, the U.S. Physician Payments Sunshine Act (42 U.S.C. Section 1320a-7h), the exclusion law (42 U.S.C. Section 1320a-7), the statutes, regulations and directives of applicable government funded or sponsored healthcare programs, and the regulations promulgated pursuant to such statutes;
(C) HIPAA, the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. Section 17921 et seq.), and the regulations promulgated thereunder and any state or non-U.S. counterpart thereof or any other law or regulation the purpose of which is to protect the privacy of individuals or prescribers;
(D) licensure, quality, safety and accreditation requirements under applicable federal, state, local or foreign laws or regulatory bodies; and
(E) all other local, state, federal, national, supranational and foreign laws, relating to the regulation of the Company and the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product under development, manufactured or distributed by the Company.
(iii) Permits. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since the Lookback Date, the Company and its Subsidiaries have held all permits, licenses, and consents issued or granted by any Governmental Authority required for the conduct of their respective businesses (the “Company Permits”). Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the material Company Permits are in full force and effect, and, to the Knowledge of the Company, no suspension, revocation or cancellation of any material Company Permit has been threatened.

(iv) International Trade. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries, nor any of their respective officers or directors, nor to the Knowledge of the Company, employees, any agent or other third party Representative acting on behalf of the Company or any of its Subsidiaries: (A) is a Sanctioned Person, (B) in the last five years, has engaged in any dealings or transactions with or for the benefit of any Sanctioned Person or in any Sanctioned Country, (C) in the last five years, has made or accepted any unlawful payment or given, received, offered, promised, or authorized or agreed to give or receive, any money, advantage or thing of value, directly or indirectly, to or from any employee or official of any Governmental Authority or any other Person in violation of Anti-Corruption Laws, or (D) in the last five years, has otherwise been in violation of Sanctions, Ex-Im Laws, or U.S. anti-boycott Laws (collectively, “Trade Controls”) or any Anti-Corruption Laws. To the Knowledge of the Company, none of the items imported by the Company or any of its Subsidiaries are or have been subject to any antidumping or countervailing duty orders imposed by the U.S. Department of Commerce.
(v) Anti-Corruption. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries: (A) have received from any Governmental Authority or any Person any notice, inquiry, or internal or external allegation, (B) made any voluntary or involuntary disclosure to a Governmental Authority, or (C) conducted any internal investigation or audit, in each case, concerning any actual or potential violation or wrongdoing related to Trade Controls or Anti-Corruption Laws. The Company and its Subsidiaries have implemented, maintain in effect, and enforce written policies, procedures and internal controls, including an internal accounting controls system, that are reasonably designed to prevent, deter and detect violations of applicable Trade Controls and Anti-Corruption Laws, except for those that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(k) Material Contracts. (i) Each Contract described by each of the following clauses of this Section 5.01(k)(i) to which the Company or any of its Subsidiaries is a party or by which the properties or assets of the Company or its Subsidiaries are bound (including Contracts and all amendments and modifications thereto filed or required to be filed as exhibits to the Company Reports, together with each Other Material Contract and any Contract entered into after the date hereof that, if entered into prior to the date hereof would constitute a Contract described by each of the following clauses of this Section 5.01(k)(i) or an Other Material Contract), is referred to as a “Material Contract”:
(A) that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the Exchange Act);
(B) with respect to real property or personal property under which the Company or any of its Subsidiaries is the lessee, sublessee, licensee or otherwise has rights of use or occupancy providing for payments in excess of $75,000 in any ﬁscal year or more than $150,000 in the aggregate over the term thereof (assuming the same is renewed or extended at the unilateral option of any other Person party thereto), in each case that cannot be terminated on not more than 60 days’ notice without payment by the Company or any of its Subsidiaries of any termination fee or other similar penalty;
(C) with any customer of the Company, which Contract, together with all other Contracts with such customer and such customer’s affiliates, accounted for total revenues from such customer and such customer’s affiliates, in the aggregate, in excess of $100,000 for the fiscal year ended December 31, 2022;
(D) with any vendor/supplier of the Company, which Contract, together with all other Contracts with such vendor/supplier and such vendor/supplier’s affiliates, accounted for total payments to such vendor/supplier and such vendor/supplier’s affiliates, in the aggregate, in excess of $100,000 for the fiscal year ended December 31, 2022;
(E) that is an exclusive agency, dealer, franchise, sales representative, marketing or other similar exclusive Contract;
(F) with a Governmental Authority or any currently outstanding bids, proposals or other offers related to Contracts with a Governmental Authority (other than Contracts that are health plans entered into in the ordinary course of business), in each case providing for payments in excess of $50,000 in any fiscal year or more than $150,000 in the aggregate over the term thereof;
(G) relating to the acquisition or disposition by the Company or any of its Subsidiaries of any business or a material amount of assets of any other Person (whether by merger, sale of stock, sale of assets or otherwise) (i) entered into since the Lookback Date involving consideration in excess of $100,000 or (ii) pursuant to which the Company or any of its Subsidiaries has any material actual, contingent or other liabilities or obligations (other than customary conﬁdentiality and non-disclosure obligations or customary covenants to provide reasonable access to books and records) reasonably expected to be in excess of $100,000;
(H) that is a Collective Bargaining Agreement;

(I) that is an employment, severance, termination or consulting or other Contract with any current or former Service Provider that provides for total ongoing annual cash payments in the aggregate in excess of $250,000;
(J) entered into outside of the ordinary course of business which involves the payment or receipt of an amount in excess of $100,000 annually;
(K) that is a credit agreement, loan agreement, indenture, note, mortgage, security agreement, loan commitment or other Contract relating to the borrowing of Indebtedness by the Company or any of its Subsidiaries or that grants Liens over any material assets of the Company or any of its Subsidiaries (other than any agreement between the Company or any of its Subsidiaries, on the one hand, and another Subsidiary of the Company, on the other hand);
(L) relating to any loan or other extension of credit made by the Company or any of its Subsidiaries (other than trade receivables owed by customers in the ordinary course of business and any agreement between the Company or any of its Subsidiaries, on the one hand, and another Subsidiary of the Company, on the other hand);
(M) relating to the ownership, management or control of the Company or any Person in which the Company or any of its Subsidiaries owns any equity interest other than direct and indirect wholly-owned Subsidiaries of the Company or any of its Subsidiaries;
(N) that limits (or purports to limit) the freedom of the Company or any of its Subsidiaries (or, following the Closing, Parent or any of its Affiliates) to (A) sell any products or services of or to any other Person or in any geographic area, (B) engage or compete in any line of business, or (C) obtain products or services from any Person;
(O) that (i) imposes or contains any (A) exclusivity requirements, (B) “most favored nation”, “most favored customer,” or similar obligations, or (C) minimum purchase or sale obligations (including any take-or-pay Contracts or “output” Contracts), or (ii) provides for the Company or any of its Subsidiaries to be the exclusive or preferred provider or recipient of any product or service obligations, in each case (x) that is a Contract described in Sections 5.01(k)(i)(C) and 5.01(k)(i)(D) or (y) where such requirement or obligation is material to the Company and its Subsidiaries, taken as a whole;
(P) granting to any Person a right of ﬁrst refusal, right of ﬁrst offer or option to purchase or acquire any assets valued at an amount in excess of $100,000;
(Q) involving interest rate, currency or commodities swaps, options, caps, collars, hedges or forward exchanges, or other similar agreements, regardless of whether entered into for the purposes of hedging, investment or otherwise;
(R) pursuant to which the Company and its Subsidiaries (i) obtain the right to use, or a covenant not to be sued under, any Licensed Intellectual Property or (ii) grants the right to use, or a covenant not to be sued under, any Intellectual Property (excluding non-exclusive licenses or sublicenses of Intellectual Property granted by the Company or its Subsidiaries in the ordinary course of business consistent with past practice), in each case, that is material to the Company and its Subsidiaries, taken as a whole;
(S) pursuant to which the Company has provided or licensed, or agreed to provide or license, any source code containing or embodying any Software included in the Company Intellectual Property to any third party (other than any Contracts relating to immaterial source code that is held in escrow and not used) that is material to the Company and its Subsidiaries, taken as a whole; and
(T) that is a partnership or joint venture Contract.
(ii) Reserved.
(iii) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Material Contract is a valid and binding agreement of the Company or any of its Subsidiaries party thereto, enforceable against the Company or any of its Subsidiaries and, to the Knowledge of the Company, each other party thereto in accordance with its terms, and is in full force and effect, subject in each case to the Bankruptcy and Equity Exception (and subject to the termination or expiration of any such Material Contract after the date of this Agreement in accordance with its terms). Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries, and, to the Knowledge of the Company, no other party thereto, is (or with or without notice or lapse of time would be) in default or breach under the terms of any such Material Contract and no event has occurred (with respect to defaults or breaches by any other party thereto, to the Knowledge of the Company, as of the date of this Agreement) that (with or without notice or lapse of time) will, or would reasonably be expected to, (A) constitute such a violation or breach, (B) give any Person the right to accelerate the maturity or performance of any Material Contract or (C) give any Person the right to cancel, terminate or modify in a manner adverse to the Company any Material Contract.

(l) Real Property.
(i) Neither the Company nor any of its Subsidiaries owns any real property.
(ii) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) the Company or its applicable Subsidiary has a valid leasehold interest in all Leased Real Property, free and clear of all Liens, except Permitted Liens; (ii) there exists no default or event of default under any of the Real Property Leases (or any event that with or without notice or lapse of time or both would become a default) on the part of the Company or any of its Subsidiaries (as applicable) or, to the Knowledge of the Company, as of the date of this Agreement, any other party; and (iii) the Company or its applicable Subsidiary has not subleased, licensed, or otherwise granted any Person the right to use or occupy any Leased Real Property or any portion thereof. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the Knowledge of the Company, the buildings and improvements on the Leased Real Property are in good operating condition (except for normal wear and tear) and are adequate and suitable for their current uses and purposes. There are no rights of first refusal or options held by the Company or any of its Subsidiaries to purchase any of the Leased Real Property, and neither the Company nor any of its Subsidiaries owns any real property.
(m) Takeover Statutes. No “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover statute or regulation (each, a “Takeover Statute”) or any anti-takeover provision in the Company’s certificate of incorporation or bylaws is applicable to the Company, Parent, Merger Sub, the Shares, this Agreement, the Merger or any other transactions contemplated by this Agreement. There is no stockholder rights plan or “poison pill” antitakeover plan in effect to which the Company or any of its Subsidiaries is subject, party to or otherwise bound. The Company Board has adopted such resolutions and taken all action so that Parent will not be prohibited from entering into or consummating a “business combination” with the Company as an “interested stockholder” (in each case as such term is defined in Section 203 of the DGCL) as a result of the execution of this Agreement or the consummation of the transactions in the manner contemplated hereby.
(n) Environmental Matters. Each of the Company and its Subsidiaries is, and since the Lookback Date, has been, in compliance with all applicable Environmental Laws, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Company and its Subsidiaries possesses and maintains, and is, and since the Lookback Date, has been, in compliance with, all Company Permits required under Environmental Laws, other than as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written claim, notice of violation, citation, directive or other information since the Lookback Date concerning any actual violation or alleged violation of, or liability under, any Environmental Law except for matters that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. There are no Actions, suits or proceedings pending or, to the Knowledge of the Company, threatened concerning compliance by the Company or any of its Subsidiaries with, or liability of the Company or any of its Subsidiaries under, any Environmental Law except for matters that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any Subsidiary is subject to any order, decree, injunction or other binding agreement with any Governmental Authority concerning liability or obligations under any Environmental Law that would result in liabilities under applicable Environmental Laws, other than as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, manufactured, distributed, sold, exposed any Person to or released any Hazardous Substances, or owned or operated any property or facility which is or has been contaminated by any Hazardous Substances, in each case as would, to the Knowledge of the Company, result in liabilities under Environmental Laws, other than as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has assumed, undertaken, provided an indemnity with respect to or, to the Knowledge of the Company, otherwise become subject to any liability of any other Person relating to Environmental Laws or Hazardous Substances, other than as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(o) Taxes.
(i) The Company and each of its Subsidiaries (A) have duly and timely filed (taking into account any valid extension of time within which to file) all material Tax Returns required to be filed by any of them, and all such filed Tax Returns are true, correct and complete in all material respects, (B) have timely paid all material Taxes that are required to be paid (whether or not shown as due on such Tax Returns) and (C) have complied in all material respects with all applicable Laws relating to the payment, collection, withholding and remittance of Taxes and related information reporting requirements with respect to amounts owing to or from any employee, creditor, customer or other third party.
(ii) There are no material Tax Liens upon any property or assets of the Company or any of its Subsidiaries except for Permitted Liens.

(iii) No material deficiency for any amount of Taxes has been proposed or asserted in writing or assessed by any Governmental Authority against the Company or any of its Subsidiaries that remains unpaid or unresolved in whole or in part.
(iv) (A) There are not any material audits, suits, claims, examinations, investigations, assessments, or other proceedings in respect of Taxes or Tax matters in progress, pending, or threatened in writing and (B) with respect to any tax years open for audit as of the date hereof, neither the Company nor any of its Subsidiaries has granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any material Tax, other than any such waiver or extension that is automatic or automatically granted.
(v) No material claim has been made by a Governmental Authority (i) in a jurisdiction where the Company or any Subsidiary does not file Tax Returns that such entity is or may be subject to taxation by that jurisdiction that has not been resolved in full or (ii) in a jurisdiction where the Company or any Subsidiary does not file Tax Returns for a particular type of Tax that such entity is or may be subject to such type of Tax (or required to file any Tax Return in respect of such type of Tax) in that jurisdiction that has not been resolved in full.
(vi) Neither the Company nor any Subsidiary (A) has any liability for the payment of any Tax imposed on any other Person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 or any analogous or similar provision of state, local or foreign Tax Law; (B) has transferee or successor liability for Taxes of any other Person (other than the Company or any of its Subsidiaries) by operation of applicable Law; or (C) is a party to any Tax sharing, allocation or indemnification agreement other than any (1) agreement or arrangement solely among the Company and its Subsidiaries, or (2) customary gross-up and indemnification provisions in credit agreements, derivatives, leases, supply agreements or other commercial agreements (a) entered into in the ordinary course of business, (b) not primarily related to Taxes and (c) which do not involve the sale or purchase of a material asset or entity.
(vii) In the last two years, neither the Company nor any Subsidiary has been either a “distributing corporation” or a “controlled corporation” in a transaction, including a distribution of stock, purported or intended to qualify for tax-free treatment under Section 355(a) of the Code (or any similar provision of state, local or non-U.S. Law).
(viii) Neither the Company nor any Subsidiary has “participated” in a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b) (or any similar provision of state, local or non-U.S. Law).
(ix) The Company is not a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code (a “USRPHC”) and has not been a USRPHC during the five (5) year period ending on the date of this Agreement.
(x) Neither the Company nor any Subsidiary will be required to include any material item of income in, or exclude any material item of deduction from, its taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (A) change in or use of an incorrect method of accounting for a taxable period ending on or prior to the Closing Date; (B) “closing agreement” as described in Section 7121 of the Code (or any corresponding provision of state, local or non-U.S. Law) executed on or prior to the Closing Date; (C) installment sale or open transaction disposition made prior to the Closing Date (other than any sales of inventory); or (D) prepaid amount received or deferred revenue accrued prior to the Closing Date outside the ordinary course of business.
(xi) Neither the Company nor any of its Subsidiaries will have any liability following the Closing for Taxes as a result of an election pursuant to Section 965(h) of the Code.
(xii) Neither the Company nor any Subsidiary has sought any relief under, or taken any action in respect of, any provision of the CARES Act or the Families First Coronavirus Response Act (including the deferral of any Taxes), in each case, that would reasonably be expected to give rise to any Tax liability of the Company or any Subsidiary after the Closing.
(xiii) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, all payments by, to or among the Company and its Subsidiaries comply in all material respects with all applicable transfer pricing requirements imposed by any Governmental Authority (including pursuant to Section 482 of the Code or any similar provision of non-U.S., state or local Law), and the Company and its Subsidiaries have complied with all related recordkeeping requirements.
(xiv) Neither the Company nor any of its Subsidiaries (A) is or has been a “passive foreign investment company” as defined in Code Section 1297, (B) has previously recognized or will recognize a material amount of “subpart F income” or “global low-taxed intangible income” as defined in Code Sections 952 or 951A(b)(1), respectively, or (C) has any “investments in United States property” as defined in Code Section 956, in the case of (B) or (C), except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(p) Labor Matters.
(i) Neither the Company nor any of its Subsidiaries is or, since the Lookback Date, has been a party to, or is currently negotiating in connection with entering into, any Collective Bargaining Agreement. To the Knowledge of the Company, since the Lookback Date through the date of this Agreement, (A) there have been no labor union or works council organizing activities with respect to any of the Service Providers; and (B) there have been no threatened material unfair labor practice charges, material labor grievances, material labor arbitrations, strikes, slowdowns, work stoppages, picketing, handbilling, lockouts or other material labor disputes pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries. To the Knowledge of the Company, there are no current union representation organizational or similar efforts involving any Service Providers.
(ii) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries are, and, since the Lookback Date, have been, in compliance with all applicable Laws respecting labor, employment, and fair employment practices (including equal employment opportunity Laws), including all Laws respecting terms and conditions of employment, workers’ compensation, occupational safety and health, wages and hours (including the classification of independent contractors and exempt and non-exempt employees), immigration (including the completion of Forms I-9 for all employees and the proper confirmation of employee visas), civil rights, employee harassment, sexual harassment discrimination or retaliation, whistleblowing, disability rights or benefits, equal opportunity, plant closures and layoffs (including the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar Laws (“WARN Act”)), employee trainings and notices, information privacy, labor relations, employee leave issues, COVID-19, affirmative action, shifts organization, overtime, continuation coverage under group health plans, wage payment and the payment and withholding of Taxes, including any bargaining or other obligations under the National Labor Relations Act.
(iii) The Company and each of its Subsidiaries is, and, since the Lookback Date, has been in material compliance with the WARN Act and has no material liabilities or other obligations thereunder.
(iv) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there has not been any Action relating to, or any act or material allegation of or relating to, sex-based discrimination, sexual harassment or sexual misconduct, or breach of any sex-based discrimination, sexual harassment or sexual misconduct policy by an executive officer of the Company, nor has there been, to the Knowledge of the Company, any settlements or similar out-of-court or pre-litigation arrangement relating to any such matters, nor to the Knowledge of the Company has any such Action been threatened.
(q) Intellectual Property. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:
(i) The Company and its Subsidiaries are the sole and exclusive owners of all Company Intellectual Property, including all Registered Company IP, and hold all right, title and interest in such Company Intellectual Property and hold their rights under all Licensed Intellectual Property, in each case, free and clear of all Liens other than Permitted Liens and Liens that will be released at or prior to the Closing. None of the Company Intellectual Property, including Registered Company IP, has been adjudged invalid or unenforceable, in whole or part, and all Company Intellectual Property, including Registered Company IP, is subsisting and, to the Knowledge of the Company, valid and enforceable.
(ii) Except as disclosed in Section 5.01(q)(ii) of the Company Disclosure Schedule, the Company and its Subsidiaries have not granted any license to any third party or agreed to pay to or receive from any third party any royalty in respect of any of such Registered Company IP, except with respect to licenses of commercially available off-the shelf software for a license fee of no more than $50,000 per year and any non-exclusive licenses granted in the ordinary course of business.
(iii) The Company and its Subsidiaries own or have a valid and enforceable license to use all Intellectual Property used or held for use in, or otherwise necessary for, the conduct of the business of the Company and its Subsidiaries. The consummation by the Company and its Subsidiaries of the transactions contemplated by this Agreement will not alter, encumber (except with respect to any encumbrance constituting a Permitted Lien), impair or extinguish any of the Company Intellectual Property or any of the Company’s or its Subsidiaries’ rights under any of the Licensed Intellectual Property.
(iv) To the Knowledge of the Company, the Company and its Subsidiaries do not, and the manufacturing, licensing, marketing, importation, offer for sale, sale or use of any products or services offered or sold in connection with the business of the Company and its Subsidiaries as currently conducted does not, infringe, misappropriate or otherwise violate, and, since the Lookback Date, has not infringed, misappropriated or otherwise violated, any Intellectual Property of any Person.
(v) To the Knowledge of the Company, no Person is infringing, misappropriating or otherwise violating, or, since the Lookback Date, has infringed, misappropriated or otherwise violated, any Company Intellectual Property.

(vi) There are no pending or, to the Knowledge of the Company, threatened, claims, proceedings or litigation (A) alleging infringement, misappropriation or other violation by the Company or any of its Subsidiaries of any third party Intellectual Property, (B) based upon, challenging or seeking to deny or restrict the validity, enforceability or any of the rights of the Company or any of its Subsidiaries in or to any Company Intellectual Property or Licensed Intellectual Property or (C) asserting that any Person is infringing, misappropriating or otherwise violating any Company Intellectual Property or Licensed Intellectual Property.
(vii) The Company and its Subsidiaries have taken commercially reasonable steps to maintain, protect and enforce, as applicable, all Company Intellectual Property and their rights in and to all Licensed Intellectual Property, including maintaining and protecting the conﬁdentiality of all Company Intellectual Property (including trade secrets and Software source code) the value of which to the Company and its Subsidiaries is contingent upon maintaining the conﬁdentiality thereof and no such Intellectual Property (including trade secrets and Software source code) has been disclosed other than to Persons that are bound by written, valid, enforceable and binding conﬁdentiality agreements (or equivalent obligations) and, to the Knowledge of the Company, no such agreement (or obligation) has been breached or violated.
(viii) The Company and its Subsidiaries have appropriate procedures in place designed to provide that all Intellectual Property conceived, developed or reduced to practice by employees performing their duties for or on behalf of the Company and its Subsidiaries, and by any other Person performing research and/or development for or on behalf of the Company and its Subsidiaries, have been assigned to the Company and its Subsidiaries. To the extent that any Intellectual Property has been developed or created by any Person (including any current or former employee, officer, director, shareholder, independent contractor, representative, consultant, agent or supplier of the Company and its Subsidiaries) for or on behalf of the Company or its Subsidiaries, the Company and its Subsidiaries have a written, valid, enforceable and binding agreement with such Person pursuant to which such Person assigns or assigned to the Company and its Subsidiaries sole and exclusive ownership and any and all other right, title and interest such Person may have in and to any and all such Intellectual Property and, to the Knowledge of the Company, no such agreement has been breached or violated.
(ix) The use and distribution of products and services by or on behalf of the Company and its Subsidiaries is in compliance with the terms and conditions of all applicable licenses for Open Source Software used by the Company and its Subsidiaries. The Company and its Subsidiaries have not used Open Source Software in a manner that would, under the applicable license, require Software included in the Company Intellectual Property that is used in the products and services of the Company and its Subsidiaries to be (i) made available or distributed to third parties in source code form, (ii) licensed to third parties for the purpose of making derivative works, (iii) licensed to third parties under terms that allow reverse engineering, reverse assembly or disassembly of any kind or (iv) redistributable to third parties at no charge.
(x) The Software included in the Company Intellectual Property or exclusively licensed to the Company and its Subsidiaries performs in accordance with its functional, design and performance speciﬁcations and, to the Knowledge of the Company, there are no viruses, bugs, worms, Trojan horses, bombs, backdoors, clocks, timers or similar programs in any such Software.
(xi) The Company and its Subsidiaries have developed and implemented privacy, cybersecurity compliance and information system programs that are in compliance with (A) all contractual obligations binding on the Company and its Subsidiaries and all Laws, in each case, relating to data privacy, data protection, security breach notiﬁcation, and (B) the Payment Card Industry Data Security Standard (PCI DSS) version 3.2 (collectively, the “Privacy Requirements”) and the Company and its Subsidiaries are, and have at all times since the Lookback Date been, in compliance therewith. The Company and its Subsidiaries have not been charged with the violation of any Privacy Requirements and no Person or Governmental Authority has brought, or, to the Knowledge of the Company, threatened to bring, any claim, action, suit, investigation or proceeding against the Company or its Subsidiaries in relation to any actual unauthorized use, access, interruption, modiﬁcation or corruption of any of the IT Assets (or any information or transactions stored or contained therein or transmitted thereby) or violation or breach of any Privacy Requirement. The IT Assets operate and perform in accordance with their speciﬁcations and otherwise in a manner that permits the Company and its Subsidiaries to conduct their business as currently conducted. The Company and its Subsidiaries have taken reasonable actions to protect the integrity and security of the IT Assets (and all information and transactions stored or contained therein or transmitted thereby) against any unauthorized use, access, interruption, modiﬁcation or corruption. Except as set forth on Section 5.01(q)(xi) of the Company Disclosure Schedule, there has been no unauthorized use, access, interruption, modiﬁcation or corruption of any of the IT Assets (or any information or transactions stored or contained therein or transmitted thereby).
(xii) Since the Lookback Date, (A) the Company and its Subsidiaries have been in compliance with applicable Health Information Privacy and Security Laws; and (B) the Company and its Subsidiaries have not experienced any breach (as deﬁned at 45 C.F.R. § 164.402 or under equivalent state Health Information Privacy and Security Laws) of “protected health information” (as deﬁned at 45 C.F.R. § 160.103 or, in the case of equivalent state Health Information Privacy and Security Laws, as deﬁned under the equivalent state Health Information Privacy and Security Law definition).
(r) Insurance. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all fire and casualty, general liability, business interruption, product liability, sprinkler and water damage, workers’ compensation and employer liability, directors, officers and fiduciaries policies and other liability insurance policies (“Insurance Policies”) maintained by the Company or any of its Subsidiaries are in full force and effect and all premiums due with respect to all Insurance Policies have been paid, and neither the Company nor any Subsidiary has taken any action or failed to take any action that, with or without notice or lapse of time or both, would constitute a breach or default, or permit a termination of any of the Insurance Policies, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(s) Fairness Opinion. The Special Committee has received the opinion of its outside financial advisor, Perella Weinberg Partners LP, substantially to the effect that, as of the date of such opinion and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations set forth in such opinion, the Merger Consideration to be received by the holders of Shares (other than holders of Excluded Shares) pursuant to this Agreement is fair, from a financial point of view, to such holders, and as of the date of this Agreement, the foregoing opinion has not been withdrawn, revoked or modified in any respect.
(t) Information Supplied. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13e-3 and any amendment or supplement thereto will, at the time of the filing thereof, the date of mailing to stockholders or at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading, except that no representation, warranty, covenant or agreement is made by the Company with respect to (i) statements therein relating to Parent and its Affiliates, including Merger Sub, or based on information supplied by Parent or Merger Sub for inclusion in the Proxy Statement or (ii) any financial projections or forward-looking statements.
(u) Brokers and Finders. Except for the Company’s obligations to Perella Weinberg Partners LP, no broker, investment banker, financial advisor or other Person is entitled to any brokerage, finders’, financial advisory or similar fee in connection with the transactions contemplated by this Agreement, including the Merger, based upon arrangements made by or on behalf of the Company or any Subsidiary of the Company. The Company has provided to Parent a true, complete and correct copy of the Contract setting forth the Company’s obligations to Perella Weinberg Partners LP.
(v) Affiliate Transactions. Since December 31, 2020 through the date hereof, there have been no transactions, or series of related transactions, agreements, arrangements or understandings in effect, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, that would be required to be disclosed under Item 404(a) of Regulation S-K that have not been otherwise disclosed in the Company Reports filed prior to the date hereof, in each case, other than any such transactions, or series of related transactions, agreements, arrangements or understandings with Parent, Merger Sub or their respective Affiliates.
(w) Reserved.
(x) No Other Representations or Warranties. Except for the representations and warranties contained in Section 5.02 or in any closing certificate delivered pursuant to Section 7.03(c) and the representations and warranties of the Sponsor Party and Parent under the Equity Commitment Letter and the Limited Guarantor under the Limited Guarantee, the Company agrees and acknowledges that neither Parent nor any Person on behalf of Parent makes any other express or implied representation or warranty with respect to Parent or any of its Subsidiaries or with respect to any other information provided or made available to the Company, its Affiliates or its or its Affiliates’ Representatives in connection with this Agreement or the Merger, including information conveyed at management presentations, in virtual data rooms or in due diligence sessions and, without limiting the foregoing, including any estimates, projections, predictions or other forward-looking information, and Parent shall not have any liability to the Company resulting from the Company’s reliance on any such information. The Company specifically disclaims that it is relying on or has relied on any representations or warranties, other than those representations and warranties contained in Section 5.02 or in any closing certificate delivered pursuant to Section 7.03(c), the Equity Commitment Letter or in the Limited Guarantee, that may have been made by any Person, and acknowledges and agrees that Parent, Merger Sub and their respective Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties.
Section 5.02. Representations and Warranties of Parent and Merger Sub. Except as set forth in the disclosure schedule delivered to the Company by Parent immediately prior to the execution of this Agreement (the “Parent Disclosure Schedule”) (it being agreed that disclosure of any item in any section or subsection of the Parent Disclosure Schedule shall be deemed disclosure with respect to any other section or subsection of this Agreement to the extent that the relevance of such item is reasonably apparent on the face of such disclosure), Parent and Merger Sub each hereby represent and warrant to the Company that:
(a) Organization, Good Standing and Qualification. (i) Parent is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware, (ii) Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware, (iii) each of Parent and Merger Sub has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and (iv) each of Parent and Merger Sub is qualified to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business require such qualification, in the case of each of clauses (iii) and (iv), except as does not and would not reasonably be expected, individually or in the aggregate, to prevent, materially delay or materially impair the ability of Parent or Merger Sub, as applicable, to consummate the Merger or any other transactions contemplated by this Agreement by the Outside Date.
(b) Corporate Authority. No vote of holders of capital stock of Parent is necessary to approve this Agreement or the Merger or any other transactions contemplated by this Agreement. Each of Parent and Merger Sub has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its obligations under this Agreement and to consummate the Merger and any other transactions contemplated by this Agreement, subject only to the adoption of this Agreement by the sole stockholder of Merger Sub, which such approval shall occur immediately following the execution of this Agreement. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and constitutes a valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.
(c) Governmental Filings; No Violations.
(i) The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement require no authorization or other action by or in respect of, or filing with, any Governmental Authority other than (A) the filing of the Delaware Certificate of Merger with the Secretary of State of the State of Delaware, (B) compliance with any applicable requirements of the Exchange Act, the Securities Act and any other applicable U.S. state or federal securities, takeover or “blue sky” Laws, (C) compliance with any applicable stock exchange rules, and (D) where the failure to take such actions or obtain such authorization would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger or any other transactions contemplated by this Agreement.
(ii) The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement do not and will not (A) assuming compliance with the matters referred to in Section 5.02(c)(i), conflict with or result in any violation or breach of any provision of the organizational documents of Parent, Merger Sub or any of their respective Subsidiaries, (B) assuming compliance with the matters referred to in Section 5.02(c)(i), conflict with or result in a violation or breach of any applicable Law, (C) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, acceleration of any right or obligation or the loss of any benefit to which Parent, Merger Sub or any of their respective Subsidiaries are entitled, under any Contract binding upon Parent, Merger Sub or any of their respective Subsidiaries, or to which any of their respective properties, rights or other assets are subject, or any Company Permit necessary to conduct the business of Parent, Merger Sub or any of their Subsidiaries as currently conducted, or (D) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of Parent, Merger Sub or any of their Subsidiaries, except in the case of clauses (B), (C) and (D) above, any such violation, breach or conflict that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger or any other transactions contemplated by this Agreement.
(d) Litigation. As of the date of this Agreement, there are no pending or, to the Knowledge of Parent, threatened Actions against Parent or Merger Sub that seek to enjoin, or would reasonably be expected to have the effect of preventing, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement. None of Parent or Merger Sub is subject to any outstanding judgment, order, writ, injunction, decree or award of any Governmental Authority, except for those that have not and would not reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger or any other transactions contemplated by this Agreement.
(e) Limited Guarantee. Concurrently with the execution of this Agreement, the Limited Guarantor has delivered to the Company a true, complete and correct copy of the duly executed Limited Guarantee. As of the date of this Agreement, the Limited

Guarantee is in full force and effect, has not been amended or modified and constitutes a legal, valid and binding obligation of the Limited Guarantor, enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception. No event has occurred that, with or without notice or lapse of time or both, would, or would reasonably be expected to, constitute a default on the part of the Limited Guarantor under the Limited Guarantee.
(f) Financing.
(i) Parent has delivered to the Company a true, complete and fully executed copy of an equity commitment letter (the “Equity Commitment Letter”) from Patient Square Equity Partners, LP (the “Sponsor Party”), pursuant to which the Sponsor Party has committed, subject to the terms and conditions thereof, to invest in Parent, directly or indirectly, the cash in the aggregate amount set forth therein (the “Financing”).
(ii) As of the date of this Agreement, the Equity Commitment Letter (i) is in full force and effect and (ii) constitutes the legal, valid and binding obligation of Parent and the Sponsor Party, enforceable against Parent and, to the Knowledge of Parent, the Sponsor Party, in accordance with its terms, except insofar as such enforceability may be limited by any Bankruptcy and Equity Exception. There are no conditions precedent or other contingencies related to the funding, investing or use of the full proceeds of the Financing pursuant to any agreement relating to the Financing to which the (i) Sponsor Party, Parent, Merger Sub or any of their respective Affiliates is a party or (ii) any other Person is a party. As of the date of this Agreement, neither Parent nor the Sponsor Party has committed any breach of any of its covenants or other obligations set forth in, or is in default under, the Equity Commitment Letter. Assuming the truth and accuracy of the representations and warranties of the Company set forth in Section 5.01, as of the date hereof, to the extent such representations and warranties are required to be so true and correct in order to satisfy the condition to Closing set forth in Section 7.02(a), as of the date of this Agreement, no event has occurred or circumstance exists that (with or without notice or lapse of time, or both) would, or would reasonably be expected to, (i) constitute or result in a breach or default on the part of any party to the Equity Commitment Letter; (ii) constitute or result in a failure to satisfy any of the terms or conditions set forth in the Equity Commitment Letter required to be complied with or satisfied by the parties to the Equity Commitment Letter; (iii) make any of the assumptions or any of the statements set forth in the Equity Commitment Letter inaccurate in any material respect; or (iv) otherwise result in any portion of the Financing not being available, when required pursuant to the terms of the Equity Commitment Letter. Assuming the satisfaction or waiver of the conditions to Parent’s obligations to consummate the Merger pursuant to Section 7.01 and Section 7.02 of this Agreement, Parent has no reason to believe that (A) it will be unable to satisfy on a timely basis any term of the Equity Commitment Letter to be satisfied by it; or (B) the Financing will not be made available as of the Closing if the terms or conditions contained in the Equity Commitment Letter to be satisfied by it are satisfied.
(iii) As of the date of this Agreement, (A) the Equity Commitment Letter and the terms of the Financing have not been amended or modified prior to the date of this Agreement, (B) other than as expressly contemplated by the Equity Commitment Letter, no amendment or modification is contemplated by Parent or by the Sponsor Party to the Equity Commitment Letter that would permit the parties to the Equity Commitment Letter to reduce the amount of the Financing below the Required Amounts or impose new or additional conditions precedent to the availability of the Financing or that would otherwise adversely affect the availability of the Financing on the Closing Date, and (C) the respective commitments contained in the Equity Commitment Letter have not been withdrawn, terminated, repudiated or rescinded in any respect, and no such withdrawal, termination, repudiation or rescission is contemplated. There are no Contracts, agreements, side letters or other written arrangements relating to the funding or use of the Financing to which the Sponsor Party, Parent, Merger Sub or any of their respective Affiliates is a party that would permit the parties to the Equity Commitment Letter to reduce the amount of the Financing below the Required Amounts, impose new or additional conditions precedent to the availability of the Financing or that would otherwise adversely affect the availability of the Financing on the Closing Date, other than as expressly contemplated by the Equity Commitment Letter.
(iv) Assuming the satisfaction or waiver of the conditions to Parent’s obligations to consummate the Merger pursuant to Section 7.01 and Section 7.02 of this Agreement, based upon facts that Parent has knowledge of as of the date of this Agreement, the aggregate amounts committed pursuant to the Equity Commitment Letter will provide Parent with sufficient immediately available cash funds to (i) pay in full all amounts payable at the Closing pursuant to Article 4 in connection with or as a result of the Merger, including payment of the aggregate consideration to which the holders of Shares become entitled pursuant to Section 4.1, the Option Consideration and RSU Cash Replacement Awards and (ii) pay all fees and expenses required to be paid at the Closing by the Company, Parent or Merger Sub in connection with the Merger (such amounts, collectively, the “Required Amounts”).
(v) Assuming the satisfaction of the conditions set forth in Section 7.01 and Section 7.02, Parent and Merger Sub acknowledge and agree that their obligation to consummate the transactions contemplated by this Agreement is not and will not be subject to the receipt by Parent or Merger Sub of any financing or the consummation of any other transaction and in no event shall the receipt or availability of any funds or financing by or to Parent, Merger Sub or any of their Affiliates or any other financing transaction be a condition to any of the obligations of Parent or Merger Sub hereunder.
(g) Ownership of Merger Sub; No Prior Activities. The authorized capital stock of Merger Sub consists solely of 100 shares of common stock, par value $0.001 per share, all of which are duly authorized, validly issued and outstanding and non-assessable. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned by Parent or a direct or indirect wholly owned Subsidiary of Parent, and there are no other shares of capital stock or voting securities of Merger Sub, no securities of Merger Sub convertible into or exchangeable for shares of capital stock or voting securities of Merger Sub and no options or other rights to acquire from Merger Sub, and no obligations of Merger Sub to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Merger Sub. Merger Sub has not conducted any business prior to the date of this Agreement and has no, and prior to the Effective Time will have no, business activities, assets, liabilities or obligations of any nature other than those incident to its formation or pursuant to this Agreement and the Merger and any other transactions contemplated by this Agreement.
(h) Solvency. Parent is not entering into this Agreement with the actual intent to hinder, delay or defraud either present or future creditors of itself or any of its Affiliates.
(i) Brokers and Finders. Except for any Person whose fees and expenses will be paid by Parent, neither Parent nor Merger Sub has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder’s fees for which the Company would be responsible in connection with the Merger or any other transactions contemplated by this Agreement.
(j) Information Supplied. None of the information supplied or to be supplied by Parent or Merger Sub in writing for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13e-3 and any amendment or supplement thereto will, at the date of filing or the date of mailing to stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading.
(k) Ownership of Shares. Except for 15,821,299 Shares owned by PSC Echo, LP (as, subject to the terms of the Voting and Support Agreement, may be contributed to Parent prior to the Closing), Parent and Merger Sub and their respective Subsidiaries and controlling or controlled Affiliates (including PSC Echo, LP) do not beneficially own (as such term is used in Rule 13d-3 promulgated under the Exchange Act) any Shares or other securities of the Company or any options, warrants or other similar instruments to acquire Shares except pursuant to this Agreement.
(l) No Other Transactions. As of the date hereof, neither Parent nor any of its Affiliates (including PSC Echo, LP) has entered into any Contract, arrangement or understanding (in each case, whether oral or written), or authorized, committed or agreed to enter into any Contract, arrangement or understanding (in each case, whether oral or written), pursuant to which any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration in the Merger. Other than the Voting and Support Agreement and as contemplated by this Agreement, as of the date hereof, none of Parent, Merger Sub or any of their respective officers, directors or Affiliates (including PSC Echo, LP), has entered into any agreement, arrangement or understanding with any of the Company’s directors, officers, employees or Affiliates the subject of which is related to the Merger or any of the other transactions contemplated by this Agreement.
(m) No Other Representations or Warranties. Except for the representations and warranties contained in Section 5.01 or in any closing certificate delivered pursuant to Section 7.02(c), Parent and Merger Sub agree and acknowledge that neither the Company nor any Person on behalf of the Company makes any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided or made available to Parent, Merger Sub, their respective Affiliates or their or their respective Affiliates’ Representatives in connection with this Agreement or the Merger, including information conveyed at management presentations, in virtual data rooms or in due diligence sessions and, without limiting the foregoing, including any estimates, projections, predictions or other forward-looking information, and the Company shall not have any liability to Parent or Merger Sub resulting from Parent’s or Merger Sub’s reliance on any such information. Each of Parent and Merger Sub specifically disclaims that it is relying on or has relied on any representations or warranties, other than those representations and warranties contained in Section 5.01 or in any closing certificate delivered pursuant to Section 7.02(c), that may have been made by any Person, and acknowledges and agrees that the Company and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties.

ARTICLE 6
COVENANTS
Section 6.01. Interim Operations. (a) Except (i) as expressly contemplated, required or permitted by this Agreement, (ii) as required by applicable Law, (iii) as approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned), or (iv) as set forth on Section 6.01 of the Company Disclosure Schedule, from the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article 8 and the Effective Time, the Company will, and will cause its Subsidiaries to, use its and their commercially reasonable efforts to (A) conduct their businesses in the ordinary course of business in all material respects and (B) preserve intact their business organizations and relationships with customers, suppliers, distributors and other Persons with which it has material business dealings.
(b) Except (A) as expressly contemplated, required or permitted by this Agreement, (B) as required by applicable Law, (C) as approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned), or (D) as set forth on Section 6.01 of the Company Disclosure Schedule, from the date of this Agreement until earlier to occur of the termination of this Agreement pursuant to Article 8 and the Effective Time, the Company will not, and will cause its Subsidiaries not to:
(i) (x) adopt any change in the certificate of incorporation or bylaws of the Company or (y) adopt any change in the organizational documents of any of the Company’s Subsidiaries, in each case whether by merger consolidation or otherwise;
(ii) merge or consolidate the Company or any of its Subsidiaries with any other Person, or restructure, reorganize, recapitalize or completely or partially liquidate or dissolve or otherwise enter into any agreement or arrangement imposing any material restrictions on the assets, operations or business of the Company or any of its Subsidiaries;
(iii) issue, sell, deliver or agree to commit to issue, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of the Company or any of its Subsidiaries, or securities convertible or exchangeable into or exercisable for any shares of such capital stock, or any options, warrants, restricted shares, restricted share units, performance share units, stock appreciation rights, phantom stock or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities, in each case, other than (A) any such transaction among the Company and its Subsidiaries or among the Company’s wholly owned Subsidiaries in the ordinary course of business or (B) any issuance of Shares pursuant to exercise or settlement of Company Equity Awards outstanding as of the date of this Agreement in accordance with their terms;
(iv) make any loans, advances or capital contributions to or investments in any Person (other than to the Company or any of its wholly owned Subsidiaries in the ordinary course of business);
(v) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise with respect to any of its capital stock or other equity or voting interests;
(vi) reclassify, split, combine, subdivide or redeem, repurchase, purchase or otherwise acquire or amend the terms of, directly or indirectly, any of its capital stock or securities convertible or exchangeable into or exercisable for any shares of its capital stock or other equity or voting interest (except for (A) acquisitions of Shares in satisfaction of withholding obligations in respect of Company Equity Awards to the extent required by such Company Equity Awards, or (B) payment of the exercise price in respect of Company Options, in the case of this clause (B), outstanding as of the date of this Agreement pursuant to its terms or granted thereafter not in violation of this Agreement);
(vii) create, incur, assume or guarantee or otherwise become liable for any Indebtedness for borrowed money or issue any debt securities or guarantees of the same or any other Indebtedness, except for (A) guarantees or credit support provided by the Company or any of its Subsidiaries of the obligations of the Company or any of its Subsidiaries in the ordinary course of business to the extent such Indebtedness is in existence on the date of this Agreement, or (B) any Indebtedness solely among the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries in the ordinary course of business;
(viii) other than in the ordinary course of business consistent with past practice, enter into any Contract that would have been a Material Contract had it been entered into prior to the date of this Agreement; provided, that no Contract of the type described in Section 5.01(k)(i)(N) or Section 5.01(k)(i)(O) shall be entered into without the prior written consent of Parent;
(ix) other than in the ordinary course of business consistent with past practice, amend, modify or waive in any material respect or terminate any Material Contract in a manner adverse to the Company (other than expirations of any such Contract in accordance with its terms);

(x) make any material changes with respect to financial accounting policies or procedures, except as required by Law or by U.S. GAAP or official interpretations with respect thereto or by any Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization);
(xi) settle any Action for an amount in excess of $75,000 individually or $150,000 in the aggregate other than (A) any settlement or compromise where the amount paid or to be paid by the Company or any of its Subsidiaries is fully covered by insurance coverage or retention amounts maintained by the Company or any of its Subsidiaries and (B) settlements or compromises of any Action for an amount not in excess of the amount, if any, reflected or specifically reserved in the balance sheet (or the notes thereto) of the Company included in the Company Reports; provided, that, in the case of each of the foregoing clauses (A) and (B), the settlement or compromise of such Action does not (x) impose any material restriction on the business or operations of the Company or any of its Subsidiaries (or Parent or any of its Subsidiaries after the Closing) or (y) include any non-monetary or injunctive relief, or the admission of wrongdoing, by the Company or any of its Subsidiaries or any of their respective officers or directors;
(xii) sell, assign, lease, license, sublicense or otherwise transfer or dispose of, abandon or permit to lapse, fail to take any action necessary to maintain, enforce or protect, or create or incur any Lien (other than Permitted Liens), on any material assets or property (including any Company Intellectual Property and Licensed Intellectual Property) except (A) pursuant to existing contracts or commitments (or refinancings thereof) or (B) in the ordinary course of business consistent with past practice and in no event in an amount exceeding $25,000 individually or $50,000 in the aggregate;
(xiii) except for such actions required by the terms of Benefit Plans as in effect on the date hereof or applicable Law: (A) materially increase the compensation or other benefits payable or provided to any Service Providers other than increases in base salary in the ordinary course of business for Service Providers with base salary of less than $250,000; (B) increase or accelerate or commit to accelerate the funding, payment or vesting of compensation or benefits provided under any Benefit Plan, (C) grant or announce any cash, equity or equity-based, change of control, severance or retention award to any Service Provider; (D) establish, adopt, enter into terminate or amend (x) any Collective Bargaining Agreement or (y) any Benefit Plan (or any plan, program, agreement or arrangement that would be a Benefit Plan if in effect on the date hereof); (E) recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative of any employees of the Company or its Subsidiaries or (F) hire or terminate the employment of any employee of the Company whose annualized base compensation exceeds $250,000, other than (x) hiring to replace departed employees or to fill vacancies or (y) terminations for “cause” (as determined in the Company’s reasonable discretion); provided, however, that the foregoing clauses (A), (B), (C), and (D) shall not restrict the Company or its Subsidiaries from making available to newly hired employees or independent contractors (in the ordinary course of business), plans, agreements, benefits and compensation arrangements (including cash incentive grants, but excluding any equity-related incentives) that are on substantially the same terms and conditions and have a value that is consistent with the past practice of making compensation and benefits available to newly hired employees or independent contractors in similar positions or for employees or independent contractors with similar levels of responsibility;
(xiv) acquire any business, assets or capital stock of any Person or division thereof, whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, consolidation or otherwise), other than the acquisition of assets from vendors or suppliers of the Company or any of its Subsidiaries in the ordinary course of business;
(xv) implement or announce any permanent plant closings or permanent facility shutdown that would implicate the WARN Act;
(xvi) other than in the ordinary course of business (A) make, change or revoke any income or other material Tax election; (B) materially change or amend its methods for reporting income, deductions or accounting for Tax purposes or Tax accounting period, (C) file any material amended Tax Return, (D) settle or compromise any Action relating to any material amount of Taxes, (E) enter into any material closing agreement, (F) enter into any material agreement with a Governmental Authority with respect to Taxes, (G) enter into or change any material Tax sharing, Tax advance pricing, Tax allocation, or Tax indemnification agreement that is binding on the Company or its Subsidiaries, (H) consent to the extension or waiver of the limitation period applicable to any material amount of taxes, (I) make a request for a material Tax ruling to any Governmental Authority or (J) surrender any right to claim a material Tax refund, offset, abatement, reduction, deduction, exemption, credit or other reduction in liability; or
(xvii) agree, authorize or commit to do any of the foregoing.

(c) Following the date hereof and through the Closing Date, the Company agrees to use commercially reasonable efforts to keep Parent informed, at regular intervals, regarding its cash position and current and projected cash burn in accordance with historical practice in keeping its own senior leadership informed of such matters, and agrees to use commercially reasonable efforts to notify Parent reasonably promptly and in reasonable detail upon becoming aware that its monthly cash burn has exceeded or may exceed $4,000,000.
Section 6.02. Acquisition Proposals; Change of Recommendation.
(a) Subject to the terms of this Section 6.02, the Company agrees that from the date hereof until the earlier of the termination of this Agreement pursuant to Article 8 and the Effective Time, the Company will, and will cause its Subsidiaries and its and their respective employees, officers and directors to, and will use its reasonable best efforts to cause each of its and their respective other Representatives to, (x) cease and cause to be terminated any discussions or negotiations with any Person or Group that would be prohibited by this Section 6.02(a) and cease providing any further information with respect to the Company or any Acquisition Proposal to any such Person or Group or its or their Representatives; (y) promptly terminate all access granted to any such Person or Group and its or their Representatives to any physical or electronic data room (or any other diligence access); and (z) promptly following the execution of this Agreement (and in any event within two Business Days hereof) request in writing the prompt return or destruction of all non-public information concerning the Company and its Subsidiaries theretofore furnished to any such Person by the Company and its Subsidiaries or Representatives with whom a confidentiality agreement with respect to an Acquisition Proposal was entered into at any time within the five-month period immediately preceding the date hereof. From and after the execution of this Agreement until the earlier of the termination of this Agreement pursuant to Article 8 and the Effective Time, the Company agrees that, except as expressly permitted by this Section 6.02, neither it nor any of its Subsidiaries nor any of the employees (including any officers) and directors of it or its Subsidiaries shall, and that it shall use its reasonable best efforts to cause its and its Subsidiaries’ Representatives not to, directly or indirectly:
(i) initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal (provided, that, notwithstanding the foregoing, the Company shall be permitted to grant a waiver of or terminate any “standstill” or similar bona fide agreement or obligation of any Person with respect to the Company to allow such Person to submit an Acquisition Proposal if the Company Board (acting on the recommendation of the Special Committee) or the Special Committee has determined that failure to so waive or terminate would be inconsistent with the Company’s directors’ fiduciary duties under applicable Law);
(ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any nonpublic information or data to any Person or Group relating to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state that the terms of this Section 6.02 prohibit such discussions);
(iii) furnish to any Person (other than Parent or any of its Affiliates) any non-public information relating to the Company or any of its Subsidiaries or afford to any such Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its Subsidiaries, in any such case with the intent to induce, or that would reasonably be expected to result in, the making, submission or announcement of, an Acquisition Proposal;
(iv) approve, endorse or recommend any proposal that constitutes or would reasonably be expected to lead to, an Acquisition Proposal; or
(v) resolve or agree to do any of the foregoing.
(b) Notwithstanding anything in Section 6.02(a) to the contrary, but subject to compliance with the other provisions of this Section 6.02, prior to receiving the Requisite Company Stockholder Approval, in response to an unsolicited bona fide written Acquisition Proposal received after the date of this Agreement that did not result from a breach of Section 6.02(a), the Company may (acting on the recommendation of the Special Committee), or may authorize its Representatives to, (A) provide information in response to a request therefor by a Person or Group who has made such an unsolicited bona fide written Acquisition Proposal if the Company receives from such Person or Group so requesting such information an Acceptable Confidentiality Agreement; provided, that such Acceptable Confidentiality Agreement need not prohibit the making, or amendment, of an Acquisition Proposal; and provided, further, that the Company shall substantially concurrently disclose (and, if applicable, provide copies of) any such information to Parent to the extent not previously disclosed or provided; and (B) engage or participate in any discussions or negotiations with any Person or Group who has made such an unsolicited bona fide written Acquisition Proposal, if and only to the extent that, in each such case referred to in clause (A) or (B) above, the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith based on the information then available and after consultation with its financial advisor and outside legal counsel that such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to result in a Superior Proposal. Anything in this Agreement to the contrary notwithstanding, the Company, directly or indirectly through one or more of its Representatives, may, prior to receiving the Requisite Company Stockholder Approval, seek clarification from (but not engage in negotiations with or provide non-public information to) any Person or Group that has made an Acquisition Proposal solely to clarify and understand any ambiguous terms and conditions of such proposal that are necessary to provide adequate information for the Company Board or the Special Committee to make an informed determination under this Section 6.02.
(c) No Change in Recommendation or Alternative Acquisition Agreement. Except as permitted by Section 6.02(d), the Company Board, including the Special Committee, shall not:
(i) withhold, withdraw, qualify or modify (in a manner adverse to Parent) (or publicly propose or resolve to withhold, withdraw, qualify or modify (in a manner adverse to Parent)) the Company Recommendation (it being understood that it shall be considered a modification adverse to Parent that is material if (A) any Acquisition Proposal structured as a tender or exchange offer is commenced and the Company Board, including the Special Committee, fails to publicly recommend against acceptance of such tender or exchange offer by the holders of Shares within ten Business Days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act or (B) any Acquisition Proposal is publicly announced and the Company Board or the Special Committee fails to issue a public press release within ten Business Days of such public announcement reaffirming the Company Recommendation or stating that the Company Recommendation has not been changed);
(ii) authorize, adopt, approve, endorse, recommend or publicly declare advisable (or publicly propose to authorize, adopt, approve, endorse, recommend or otherwise declare advisable), any Acquisition Proposal; and
(iii) except as expressly permitted by, and after compliance with, this Section 6.02, approve or recommend, or declare advisable or propose to enter into, or cause or permit the Company to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, joint venture agreement, share exchange agreement or other similar definitive agreement with respect to any Acquisition Proposal (other than an Acceptable Confidentiality Agreement in accordance with Section 6.02(a) relating to any Acquisition Proposal) (an “Alternative Acquisition Agreement,” and any of the actions set forth in the foregoing clauses (i) through (iii), a “Change of Recommendation”). For the avoidance of doubt, a Change of Recommendation shall have no effect on the effectiveness of the Requisite Company Stockholder Approval.
Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to receiving the Requisite Company Stockholder Approval, but not after, the Company Board (upon the recommendation of the Special Committee) or the Special Committee shall be permitted, so long as the Company (acting on the direction of the Special Committee) is not in material violation of this Section 6.02 and subject to compliance with Section 6.02(d), (A) to terminate this Agreement to concurrently enter into a definitive Alternative Acquisition Agreement with respect to a Superior Proposal pursuant to Section 8.01(f) (in which case the Company shall pay, or cause to be paid, to Parent (or one or more of its designees), the Company Termination Fee pursuant to Section 8.02) or (B) to effect a Change of Recommendation in connection with such Superior Proposal.
(d) Superior Proposal; Changes of Recommendation.
(i) Anything in this Agreement to the contrary notwithstanding, prior to receiving the Requisite Company Stockholder Approval, in response to an unsolicited bona fide written Acquisition Proposal that did not arise from a breach of the obligations set forth in Section 6.02(a), either the Company Board (acting on the recommendation of the Special Committee) or the Special Committee may effect a Change of Recommendation, if prior to taking such action (A) the Company Board (acting on the recommendation of the Special Committee), or the Special Committee, as applicable, determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal is a Superior Proposal and (B) the Company shall have given five Business Days’ prior notice to Parent that the Company has received such proposal, specifying the material terms and conditions of such proposal (including the identity of the Person or Group making such proposal) and copies of the most recent versions of all relevant documents relating to such proposal, and that the Company intends to take such action, and during such three Business Day period, the Company shall (and shall cause its Representatives to) be reasonably willing and available to participate in good faith negotiations with Parent and its Representatives should Parent propose to make adjustments or revisions to the terms and conditions of this Agreement, the Equity Commitment Letter and/or the Limited Guarantee; and at the end of the five Business Day period, prior to taking action to effect a Change of Recommendation the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines (taking into account any adjustment to the terms and conditions of this Agreement, the Equity Commitment Letter and/or the Limited Guarantee committed to by Parent in writing in response to such Acquisition Proposal, if any, and any other information offered by Parent) in good faith, after consultation with its financial advisors and outside legal counsel, that the Acquisition Proposal remains a Superior Proposal; provided that in the event of any change to the financial terms of, or any other material amendment or material modification to, any Superior Proposal, the Company shall be required to deliver a new written notice to Parent and to comply with the requirements of this Section 6.02(d)(i) with respect to such new written notice, except that the advance written notice obligation set forth in this Section 6.02(d)(i) shall be reduced to three Business Days; and
(ii) Anything in this Agreement to the contrary notwithstanding, prior to receiving the Requisite Company Stockholder Approval, in response to an Intervening Event (as defined below), the Company Board (acting on the recommendation of the Special Committee) or Special Committee may effect a Change of Recommendation if prior to taking such action (A) the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law, (B) the Company shall have given three Business Days’ prior notice to Parent that the Company has determined that an Intervening Event has occurred or arisen (which notice will describe such Intervening Event in detail) and that the Company intends to effect a Change of Recommendation, and after giving such notice and prior to effecting such Change of Recommendation, the Company negotiates (and causes its Representatives to negotiate) in good faith with Parent and its Representatives (to the extent Parent wishes to negotiate) to make such adjustments or revisions to the terms and conditions of this Agreement, the Equity Commitment Letter and/or the Limited Guarantee in response thereto; and at the end of the five Business Day period, prior to taking action to effect a Change of Recommendation, the Company Board (acting on the recommendation of the Special Committee) or Special Committee takes into account any adjustments or revisions to the terms and conditions of this Agreement, the Equity Commitment Letter and/or the Limited Guarantee proposed by Parent in writing and any other information offered by Parent in response to such notice, and determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to effect a Change of Recommendation in response to such Intervening Event would be reasonably likely to be inconsistent with its fiduciary obligations under applicable Law; provided that in the event of any material changes regarding any Intervening Event, the Company shall be required to deliver a new written notice to Parent and to comply with the requirements of this Section 6.02(d)(ii) with respect to such new written notice, except that the advance written notice obligation set forth in Section 6.02(d)(ii) shall be reduced to two Business Days. “Intervening Event” means any material change, effect, event, occurrence or development arising after the date of this Agreement that was not known or reasonably foreseeable by the Special Committee as of the date of this Agreement (or, if known or reasonably foreseeable, only the portion of such change, effect, event, occurrence or development of which the magnitude or material consequences were not known or reasonably foreseeable by the Special Committee as of the date of this Agreement); provided, however, that in no event shall the receipt, existence or terms of an actual or possible Acquisition Proposal or any matter relating thereto or the consequences thereof constitute or be deemed to contribute to an Intervening Event.
(e) Certain Permitted Disclosure. Anything in this Agreement to the contrary notwithstanding, the Company, the Company Board or the Special Committee, may, to the extent applicable, disclose to the Company’s stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or make any “stop, look and listen” communication to the Company’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act, or any similar statement in response to any publicly disclosed Acquisition Proposal as required by applicable Law, or a factually accurate public statement by the Company that describes the Company’s receipt of an Acquisition Proposal and the operation of this Agreement with respect thereto to comply with disclosure obligations under applicable Law, in each case, which actions shall not constitute or be deemed to constitute a Change of Recommendation; provided, however, that nothing in this paragraph (e) shall be construed to permit the Company to effect any Change of Recommendation other than in accordance with Section 6.02(d).
(f) Notice. The Company agrees that it will promptly (and, in any event, within twenty-four (24) hours) notify Parent in writing if any inquiries, proposals, indications of interest or offers with respect to an Acquisition Proposal are received by, any information is requested from, or any discussions or negotiations are sought to be initiated or continued with, it or any of its Representatives after the date hereof indicating, in connection with such notice, the material terms and conditions of any inquiry, proposal (including, for the avoidance of doubt, the form and amount of consideration and proposed financing arrangements), or offer (including the identity of the Person or Group making such inquiry, proposal, indication of interest or offer and, if applicable, copies of any written request, proposal, inquiry, indication of interest or offer, including proposed agreements, commitment letters and any other written communications, but excluding, for the avoidance of doubt, drafts of agreements to the extent they do not constitute or form a part of the Acquisition Proposal or request) and thereafter shall keep Parent reasonably informed, on a reasonably current basis (and, in any event, within twenty-four (24) hours), of the status and material terms of any such proposal, inquiry, indication of interest or offer (including any amendments thereto and any new, amended or revised material written materials relating thereto provided to the Company or its Representatives) and the status of any such discussions or negotiations.

Section 6.03. Proxy Statement, Schedule 13e-3 and Other Required SEC Filings; Company Stockholder Meeting.
(a) The Company will use reasonable best efforts to, as promptly as reasonably practicable following the date hereof, and in any event within 20 days following the date of this Agreement, prepare and file with the SEC a preliminary proxy statement relating to the Company Stockholder Meeting (as amended or supplemented, the “Proxy Statement”). Subject to Section 6.02, the Proxy Statement will include the Company Recommendation with respect to the Merger. The Company and Parent shall cooperate to, concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13e-3 (such transaction statement, including any amendment or supplement thereto, the “Schedule 13e-3”) relating to the transactions contemplated by this Agreement.
(b) Parent shall, as promptly as practicable, use reasonable best efforts to furnish to the Company all information concerning Parent and Merger Sub as may be requested in writing by the Company in connection with the Proxy Statement and the Schedule 13e-3, including such information that is required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement and the Schedule 13e-3, and shall otherwise assist and reasonably cooperate with the Company in the preparation of the Proxy Statement and the resolution of comments from the SEC (or the staff of the SEC) and the Schedule 13e-3. Parent will, upon written request of the Company, use reasonable best efforts to confirm or supplement the information relating to Parent or Merger Sub supplied by it for inclusion in the Proxy Statement and the Schedule 13e-3, such that at the time of the mailing of the Proxy Statement and the Schedule 13e-3 or any amendments or supplements thereto, and at the time of the Company Stockholder Meeting, such information shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(c) If the Company determines that it is required to file any document other than the Proxy Statement or the Schedule 13e-3 with the SEC in connection with the Merger pursuant to applicable Law (such document, as amended or supplemented, an “Other Required Company Filing”), then the Company will as promptly as reasonably practicable prepare and file such Other Required Company Filing with the SEC. The Company will use reasonable best efforts to cause the Proxy Statement and any Other Required Company Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and NASDAQ. The Company may not file the Proxy Statement or any Other Required Company Filing (in each case, including any amendments thereto) with the SEC without first providing Parent and its counsel a reasonable opportunity to review and comment thereon, and the Company will give due consideration to all reasonable additions, deletions or changes suggested thereto by Parent or its counsel.
(d) The Company shall use reasonable best efforts to ensure that on the date of filing, the date of mailing to the Company Stockholders (if applicable) and at the time of the Company Stockholder Meeting, neither the Proxy Statement nor any Other Required Company Filing will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by the Company with respect to any information supplied in writing by Parent, Merger Sub or any of their Affiliates for inclusion or incorporation by reference in the Proxy Statement or any Other Required Company Filing. The Company and Parent agree, as to themselves and their Affiliates, that the Schedule 13e-3 will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. Each of Company, Parent and Merger Sub shall ensure that none of the information supplied by it for inclusion in the Schedule 13e-3 will, on the date of filing or the date of mailing to stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that (i) no covenant is made by the Company with respect to any information supplied in writing by Parent, Merger Sub or any of their Affiliates for inclusion or incorporation by reference in the Schedule 13e-3 and (ii) no covenant is made by Parent or Merger Sub with respect to any information supplied in writing by the Company or any of its Affiliates for inclusion or incorporation by reference in the Schedule 13e-3.
(e) If any information relating to the Company or Parent, or any of their respective Affiliates or its or their respective Representatives, should be discovered by a Party to be required to be set forth in an amendment or supplement to the Proxy Statement, Schedule 13e-3 or Other Required Company Filing, as the case may be, so that such filing would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall as promptly as practicable following such discovery notify the other Party or Parties (as the case may be) and after such notification, as and to the extent required by applicable Law, (i) the Company shall promptly prepare (with the assistance of Parent as provided for in this Section 6.03) an amendment or supplement to the Proxy Statement or Other Required Company Filing, (ii) the Company and Parent shall promptly prepare an amendment or supplement to the Schedule 13e-3 and/or (iii) the Company shall cause the Proxy Statement, Other Required Company Filing or Schedule 13e-3, as so amended or supplemented, to be filed with the SEC and to be disseminated to its stockholders.

(f) The Company and its Affiliates, on the one hand, and Parent, Merger Sub and their respective Affiliates, on the other hand, may not communicate in writing with the SEC or its staff with respect to the Proxy Statement, the Schedule 13e-3 or any Other Required Company Filing, as the case may be, or any amendment or supplement thereto, without first providing the other Party a reasonable opportunity to review and comment on such written communication, and each Party will give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel.
(g) The Company, on the one hand, and Parent and Merger Sub, on the other hand, will advise the other, promptly after it receives notice thereof, of any receipt of a request by the SEC or its staff for (i) any amendment or revisions to the Proxy Statement, the Schedule 13e-3 or any Other Required Company Filing, as the case may be; (ii) any receipt of comments from the SEC or its staff on the Proxy Statement, the Schedule 13e-3 or any Other Required Company Filing, as the case may be; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith.
(h) Subject to applicable law, the Company will use its reasonable best efforts to cause the Proxy Statement to be disseminated to the Company Stockholders as promptly as reasonably practicable following the filing thereof with the SEC and confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement, which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company prior to the tenth calendar day after filing the Proxy Statement that the SEC will or will not be reviewing the Proxy Statement.
Section 6.04. Company Stockholder Meeting.
(a) Subject to the provisions of this Agreement, the Company will take all action necessary in accordance with the DGCL, the Charter, the Bylaws and the rules of NASDAQ to establish a record date for (and the Company will consult with Parent with respect to such record date and will not change the record date without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed) unless required by applicable Law), duly call, give notice of, convene and hold the Company Stockholder Meeting as promptly as reasonably practicable following the mailing of the Proxy Statement to the Company Stockholders for the purpose of obtaining the Requisite Company Stockholder Approval.
(b) Notwithstanding anything to the contrary in this Agreement, the Company may postpone or adjourn the Company Stockholder Meeting, up to two times without the consent of the Parent (not to be unreasonably withheld, conditioned or delayed), in each case for a period of up to ten (10) days (and shall postpone or adjourn the Company Stockholder Meeting at the request of Parent in the event of the following clause (ii)) if (i) the Company is required to postpone or adjourn the Company Stockholder Meeting by applicable law, order or a request from the SEC or its staff; (ii) the Special Committee has determined in good faith (after consultation with outside legal counsel) that it is required by applicable Law to postpone or adjourn the Company Stockholder Meeting in order to give the Company Stockholders sufficient time to evaluate any information or disclosure that the Company has sent to Company Stockholders or otherwise made available to the Company Stockholders by filing materials with the SEC or (iii) with the prior consent of Parent, in each case in accordance with the terms of this Agreement.
Section 6.05. Efforts; Cooperation; Regulatory Matters.
(a) Subject to the terms of this Agreement, each of the Company, Parent and Merger Sub shall use reasonable best efforts to: (i) take, or cause to be taken, all actions, and to promptly do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable under applicable Laws to cause the conditions precedent set forth in Article 7 to be satisfied and consummate and make effective the Merger and any other transactions contemplated by this Agreement when required in accordance with this Agreement as promptly as reasonably practicable and in any event prior to the Outside Date; (ii) obtain from any Governmental Authority any consents, licenses, permits, waivers, approvals, authorizations, clearances or orders advisable or required to be obtained by Parent, the Company or any of their respective controlled Affiliates and (iii) as promptly as reasonably practicable, make or cause to be made any required or advisable registrations, declarations, submissions and filings with respect to the Merger or any other transactions contemplated by this Agreement required under the Exchange Act, any other applicable federal or state securities Laws, and any other applicable Law.
(b) Without limiting the generality of anything contained in this Section 6.05, Parent and the Company shall: (i) give the other Parties prompt notice of the making or commencement of any request or proceeding by or before any Governmental Authority with respect to the Merger or any other transactions contemplated by this Agreement; (ii) keep the other Parties informed as to the status of any such request or proceeding; (iii) give the other Parties notice and an opportunity to participate in any substantive communication made to any domestic, foreign or supranational Governmental Authority regarding the Merger or any other transactions contemplated by this Agreement; and (iv) promptly notify the other Parties of any communication from any domestic, foreign or supranational Governmental Authority regarding the Merger or any other transactions contemplated by this Agreement. Subject to applicable Laws relating to the exchange of information, Parent and the Company shall have the right to review in advance, and each will consult with the other on and consider in good faith the views of the other in connection with, any filing made with, or substantive written materials submitted or substantive communication made to any Governmental Authority in connection with the Merger or any other transactions contemplated by this Agreement (other than the Proxy Statement, the Schedule 13e-3 and any Other Required Company Filing, which are covered by Section 6.03). In addition, except as may be prohibited by any Governmental Authority or by any applicable Law, each Party will permit authorized representatives of the other Parties to be present at each non-ministerial meeting, conference, videoconference, or telephone call and to have access to and be consulted in connection with any presentation, letter, white paper, or proposal made or submitted to any Governmental Authority in connection with such request or proceeding. In exercising the foregoing rights, each of the Company and Parent shall act reasonably and as promptly as practicable. The Company and Parent may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Section 6.05 as “outside counsel only.” Such materials and the information contained therein shall be given only to the outside legal counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, or directors of the recipient unless express permission is obtained in advance from the source of the materials (the Company or Parent, as the case may be); provided, that materials provided pursuant to this Section 6.05 may be redacted (i) to remove references concerning the valuation of the Company, (ii) as necessary to comply with contractual obligations, and (iii) as necessary to address reasonable privilege concerns.
(c) Subject to applicable Laws and as required by any Governmental Authority, the Company, on the one hand, and Parent, on the other hand, each shall keep the other apprised of the status of matters relating to completion of the Merger and the other transactions contemplated hereby, including promptly furnishing the other with copies of (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Merger or the other transactions contemplated by this Agreement or (b) upon receiving any communication from any Governmental Authority or third party whose consent or approval is required for consummation of the Merger or the other transactions contemplated by this Agreement that causes such Party to believe that there is a reasonable likelihood that any such consent or approval will not be obtained or that the receipt of any such consent or approval will be materially delayed.
Section 6.06. Information.
(a) The Company and Parent each shall, upon reasonable request by the other, furnish the other with all information concerning itself, its Affiliates, directors, officers and stockholders and such other matters as, in each case, may be reasonably necessary or advisable in connection with the Proxy Statement, the Schedule 13e-3 or any other statement, filing, notice or application made by or on behalf of Parent, the Company or any of their respective Affiliates to any Governmental Authority in connection with the Merger and any other transactions contemplated by this Agreement.
(b) Subject to applicable Law, upon reasonable notice, the Company shall (and shall cause its Subsidiaries to) afford Parent’s officers and other authorized Representatives reasonable access, during normal business hours and consistent with applicable Law, upon reasonable advance notice, from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with Article 8, to its contracts and other books and records; provided, that the Company shall not be required to afford such access or furnish such information if it would unreasonably interfere with the operations of the Company or any of its Subsidiaries and no investigation pursuant to this Section 6.06(b) shall affect or be deemed to modify any representation or warranty made by the Company herein; provided, further, that the foregoing shall not require the Company to disclose any information of the Company or any of its Subsidiaries the disclosure of which would (i) violate the provisions of any Contract (including any confidentiality agreement or similar agreement or arrangement) to which the Company or any of its Subsidiaries is a party or (ii) result in a loss of attorney-client privilege; provided, that, in each case, in the event the Company does not disclose certain information pursuant to the foregoing clauses, the Company shall notify Parent of the failure to disclose and describe generally any information so withheld and, at Parent’s reasonable request, the Parties shall use commercially reasonable efforts to implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the non-disclosure to the greatest extent reasonably possible, including by arrangement of appropriate clean room procedures, redaction of text from documents or entry into a customary joint defense agreement with respect to any information to be so provided. Notwithstanding the foregoing, Parent and its Representatives shall not be permitted to perform any invasive on-site procedures (including any invasive on-site study) with respect to any property of the Company or its Subsidiaries without the Company’s prior written consent.
(c) To the extent that any of the information or material furnished pursuant to this Section 6.06 or otherwise in accordance with the terms of this Agreement may include material subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, the Parties understand and agree that they have a commonality of interest with respect to such matters and it is their desire, intention and mutual understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All such information that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and under the joint defense doctrine. The Parties further agree that Parent and Merger Sub shall, and shall cause their respective Representatives to, keep all such information confidential pursuant to, and subject to the terms and conditions of, the confidentiality provisions of the Investor Rights Agreement.
Section 6.07. Stock Exchange Delisting. The Company and Parent shall cooperate to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable under applicable Laws and rules and policies of NASDAQ to enable the delisting by the Surviving Corporation of the Shares from NASDAQ and the deregistration of the Shares under the Exchange Act as promptly as practicable after the Effective Time.
Section 6.08. Publicity. The initial press release, if any, regarding the Merger shall be a joint press release of Parent and the Company reasonably acceptable to Parent and the Company. Thereafter, except as otherwise expressly contemplated by Section 6.02, neither the Company nor Parent, nor any of their respective Affiliates, shall issue any press release or make any other public announcement or public statement (to the extent not previously publicly disclosed or made in accordance with this Agreement) with respect to this Agreement or the Merger or any other transactions contemplated by this Agreement without consulting with each other and providing meaningful opportunity for review and giving due consideration to reasonable comment by the other Party, except (a) as such press release or other public announcement may be required by applicable Law, in which case the Party required to issue the release or make the announcement shall use commercially reasonable efforts to provide the other Party with a reasonable opportunity to review and comment on such release or announcement in advance of its issuance and shall give reasonable and good-faith consideration to any such comments proposed by the other Party, (b) any disclosure of information concerning this Agreement in connection with any dispute between the Parties regarding this Agreement, or (c) internal announcements to employees that are not made public. Notwithstanding anything to the contrary in this Section 6.08, (i) each of the Parties may make public statements in response to questions by the press, analysts, investors, business partners or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements made jointly by Parent and the Company or to the extent that they have been reviewed and previously approved by both Parent and the Company and (ii) Parent, Merger Sub and their respective Affiliates may, without consultation or consent, make ordinary course disclosure and communication to existing or prospective general or limited partners, equity holders, members, managers and investors of such Person or any Affiliates of such Person, in each case who are subject to customary confidentiality restrictions.
Section 6.09. Employee Benefits. For a period of at least 12 months following the Closing, Parent shall cause the Surviving Corporation to continue to provide to each employee of the Company who continues to be employed with the Company or its Subsidiaries immediately following the Closing (each such employee, a “Continuing Employee”) with coverage and benefits under severance plans, policies and agreements that are substantially comparable to those for which such Continuing Employees were eligible as of immediately prior to the Closing. Notwithstanding the foregoing, nothing in this Agreement shall (i) be treated as an establishment, termination, or amendment of any particular Benefit Plan, (ii) prevent Parent, the Surviving Corporation or any of their Affiliates from amending or terminating any of their benefit plans or, after the Effective Time, any Benefit Plan, in each case, in accordance with their terms, (iii) obligate Parent, the Surviving Corporation or any of their Affiliates to retain the employment of any particular employee or (iv) create any third-party beneficiary rights, including for the benefit of any Company employees or any of the Company’s Subsidiaries, or any beneficiary or dependent thereof, or any collective bargaining representative thereof.
Section 6.10. Expenses. Whether or not the Merger is consummated, all costs and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and the Merger and any other transactions contemplated by this Agreement, including all fees and expenses of its Representatives, shall be paid by the Party incurring such expense, except that expenses incurred in connection with the filing fee for the Proxy Statement, the Schedule 13e-3 and any Other Required Company Filing and printing and mailing the Proxy Statement and Schedule 13e-3 and any Other Required Company Filing shall be borne by the Company.
Section 6.11. Indemnification.
(a) For six (6) years from and after the Closing, Parent shall cause the Surviving Corporation to indemnify and hold harmless all past and present officers and directors (or equivalent) of the Company and each Subsidiary thereof (the “Indemnified Parties”) to the same extent such persons are currently indemnified by the Company or any Subsidiary thereof pursuant to its certificate of incorporation and by-laws (or equivalent organizational documents) as in effect on the date hereof for acts or omissions occurring at or prior to the Closing Date, and Parent shall not permit the Surviving Corporation or any of its Subsidiaries to, amend, repeal or modify any provision in the Surviving Corporation’s or any of its Subsidiaries’ certificates of incorporation and by-laws relating to the exculpation or indemnification of former officers and directors as in effect immediately prior to the date hereof in a manner that would adversely affect the Indemnified Parties. Parent also agrees that, for six (6) years from and after the Closing, it shall cause the Surviving Corporation to promptly advance expenses as incurred by each Indemnified Party to the same extent such persons are currently entitled to receive advances of expenses pursuant to the certificate of incorporation and by-laws (or equivalent organizational documents) of the Company and each Subsidiary thereof as in effect on the date hereof.

(b) During the period commencing at the Effective Time and ending on the six (6) year anniversary of the Effective Time, subject to the remainder of this Section 6.11(b), the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) maintain in effect the Company’s current directors’ and officers’ liability insurance (“D&O Insurance”) in respect of acts or omissions occurring at or prior to the Effective Time, or a replacement insurance policy of such D&O Insurance from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier that includes coverage with respect to acts or omissions occurring prior to the Effective Time, in each case, on terms (including with respect to coverage, conditions, retentions, limits and amounts) that are equivalent to those of the D&O Insurance. In satisfying its obligations pursuant to this Section 6.11(b), the Surviving Corporation will not be obligated to pay annual premiums in excess of 300% of the amount paid by the Company for coverage in the last twelve-month period ending on October 1, 2023 (the “Maximum Annual Premium”). If the annual premiums of such insurance coverage exceed the Maximum Annual Premium, then, subject to the following sentence, the Surviving Corporation shall be obligated to obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Annual Premium from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier. In lieu of maintaining the D&O Insurance or obtaining a replacement insurance policy pursuant to this Section 6.11(b), the Company may (or if Parent requests, the Company shall) or the Surviving Corporation may, as applicable, purchase a prepaid “tail” policy with respect to the D&O Insurance, with an extended reporting period ending on the six (6) year anniversary of the Effective Time, from the Company’s current directors’ and officers’ liability insurance carrier or an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier so long as the aggregate cost for such “tail” policy does not exceed the Maximum Annual Premium. If the Company, prior to the Effective Time, or the Surviving Corporation, following the Effective Time, purchases such a “tail” policy, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) maintain such “tail” policy in full force and effect and continue to honor its obligations thereunder for so long as such “tail” policy is in full force and effect.
(c) Notwithstanding anything contained in this Agreement to the contrary, this Section 6.11 shall survive the consummation of the Closing indefinitely. In the event that Parent, the Surviving Corporation or any of its Subsidiaries or any of their respective successors or assigns (i) consolidates with or merges into any other Person, or (ii) transfers all or substantially all of its properties or assets to any Person, then, and in each case, the successors and assigns of Parent or its Subsidiaries, as the case may be, shall expressly assume and be bound by the obligations set forth in this Section 6.11.
(d) The obligations of Parent, the Surviving Corporation and its Subsidiaries under this Section 6.11 shall not be terminated or modified in such a manner as to adversely affect any Indemnified Party to whom this Section 6.11 applies without the written consent of such affected Indemnified Party.
Section 6.12. Stockholder Litigation. The Company shall promptly notify Parent of any stockholder litigation against it or any of its Representatives arising out of or relating to this Agreement, the Merger or any other transactions contemplated by this Agreement (including by providing copies of all litigation documents, pleadings, letters, notices or other material documents served on or otherwise noticed to the Company or any of its directors or officers) and shall keep Parent reasonably and promptly informed regarding any such stockholder litigation. Until the termination of this Agreement in accordance with Article 8, the Company shall (a) provide Parent a reasonable opportunity to review and to propose comments to all filings or written responses to be made by the Company in connection with any stockholder litigation against the Company and its directors or officers relating to any transaction contemplated by this Agreement and promptly and reasonably consult with Parent with respect to the defense, settlement or compromise of any such stockholder litigation, and the Company shall give reasonable and good-faith consideration to any comments proposed by Parent and (b) give Parent the opportunity to participate (but not to control), at Parent’s expense, in the defense, settlement or prosecution of any such stockholder litigation. In no event shall the Company enter into or agree to any settlement with respect to such stockholder litigation without Parent’s consent. Notwithstanding anything to the contrary in this Section 6.12, any Action relating to the Dissenting Shares will be governed by Section 4.02(g).
Section 6.13. Reserved.
Section 6.14. Reserved.
Section 6.15. Other Actions by the Company.
(a) Takeover Statutes. If any Takeover Statute is or becomes applicable to the Merger or the other transactions contemplated by this Agreement, each of the Company, Parent and Merger Sub and the members of their respective boards of directors shall use reasonable best efforts to, to the extent permitted by applicable Law, grant such approvals and take such actions as are necessary so that the Merger or such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise use reasonable best efforts to eliminate or minimize the effects of such statute or regulation on such transactions.

(b) Section 16 Matters. The Company and the Company Board (or a duly formed committee thereof consisting of non-employee directors (as such term is defined for the purposes of Rule 16b-3 promulgated under the Exchange Act)), shall, prior to the Effective Time, take all such actions as may be necessary or appropriate to cause the transactions contemplated by this Agreement and any other dispositions of equity securities of the Company (including derivative securities) in connection with the transactions contemplated by this Agreement by any individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by applicable Law.
Section 6.16. Obligations of Parent. Parent, in its capacity as the sole stockholder of Merger Sub, shall, in accordance with applicable Law and its certificate of incorporation and bylaws, approve and adopt this Agreement by written consent immediately following its execution.
Section 6.17. Certain Contracts. Without the prior written consent of the Special Committee, Parent, Merger Sub and their respective Affiliates (including PSC Echo, LP) shall not, (i) other than the Voting and Support Agreement, enter into any agreement, arrangement or understanding (in each case, whether written or oral) with any of the Company’s or its Subsidiaries’ directors, officers, employees or stockholders (A) the subject of which is related to the Merger or the other transactions contemplated by this Agreement (other than such agreements, arrangements or understandings that are contingent upon consummation of the Closing) or (B) pursuant to which any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration, or (ii) in the case of Parent, Merger Sub and PSC Echo, LP only, enter into or modify any Contract which would, individually or in the aggregate, prevent the ability of Parent or Merger Sub to consummate the Merger or any other transactions contemplated hereby.
Section 6.18. Special Committee. Prior to the Effective Time, without the prior written consent of the Special Committee, (i) the Company Board shall not dissolve or otherwise dismantle the Special Committee, or revoke or diminish the authority of the Special Committee, and (ii) neither Parent, Merger Sub nor their respective Affiliates (including PSC Echo, LP) shall remove or cause the removal of any director of the Company Board that is a member of the Special Committee either as a member of the Company Board or such Special Committee other than for cause.
ARTICLE 7
CONDITIONS
Section 7.01. Conditions to Each Party’s Obligation to Effect the Merger. The respective obligation of each Party to effect the Merger is subject to the satisfaction, at or prior to the Closing, of each of the following conditions:
(a) Requisite Company Stockholder Approvals. The Requisite Company Stockholder Approval shall have been obtained.
(b) Laws or Orders. No court or other Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) (collectively, an “Order”) that is in effect that restrains, enjoins, renders illegal or otherwise prohibits consummation of the Merger.
Section 7.02. Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Parent at or prior to the Closing of the following conditions:
(a) Representations and Warranties. (i) The representation and warranty of the Company set forth in Section 5.01(a)(i) (Organization, Good Standing and Qualification) (other than the first sentence thereof), Section 5.01(g)(ii) (Absence of Material Adverse Effect) and Section 5.01(s) (Fairness Opinion) shall be true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date as if made on and as of such date (except to the extent that any such representation or warranty expressly speaks as of a particular date or period of time, in which case as of such particular date or period of time); (ii) each of the representations and warranties of the Company set forth in Section 5.01(b)(i), the first sentence of Section 5.01(b)(ii), Section 5.01(b)(iv) and Section 5.01(b)(v) (Capital Structure) shall be true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date as if made on and as of such date (except to the extent that any such representation or warranty expressly speaks as of a particular date or period of time, in which case as of such particular date or period of time), except for any de minimis inaccuracies; (iii) each of the representations and warranties of the Company set forth in the first sentence of Section 5.01(a)(i) (Organization, Good Standing and Qualification), Section 5.01(b)(iii) (Capital Structure), Section 5.01(c) (Corporate Authority; Approval and Fairness), Section 5.01(m) (Takeover Statutes) and Section 5.01(u) (Brokers and Finders) shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the Closing Date as if made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct in all material respects as of such particular date or period of time); and (iv) the other representations and warranties of the Company set forth in this Agreement (without giving effect to any materiality limitations, such as “material,” “in all material respects” and “Material Adverse Effect” set forth therein) shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date as if made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), except, in the case of this clause (iv), for any failures of such representations and warranties to be so true and correct that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement prior to the Closing Date.
(c) No Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any Material Adverse Effect.
(d) Company Closing Certificate. Parent and Merger Sub shall have received at the Closing a certificate signed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company certifying that the conditions set forth in Section 7.02(a), Section 7.02(b) and Section 7.02(c) are satisfied.
Section 7.03. Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company at or prior to the Closing of the following conditions:
(a) Representations and Warranties. The representations and warranties of Parent and Merger Sub set forth in this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date as if made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), in each case except as would not, individually or in the aggregate, reasonably be expected to prevent the ability of Parent or Merger Sub to consummate the Merger and deliver the Merger Consideration in accordance with Article 4.
(b) Performance of Obligations of Parent and Merger Sub. Each of Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.
(c) Parent Closing Certificate. The Company shall have received at the Closing a certificate signed on behalf of Parent and Merger Sub by an executive officer of Parent certifying that the conditions set forth in Section 7.03(a) and 7.03(b) are satisfied.
ARTICLE 8
TERMINATION
Section 8.01. Termination. This Agreement may be terminated and the Merger and any other transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time:
(a) by mutual written consent of the Company (upon approval of the Special Committee) and Parent;
(b) by either Parent or the Company (upon approval of the Special Committee), if the Merger shall not have been consummated on or before the date that is six months following the date hereof or such other date as the Company and Parent may mutually agree in writing (the “Outside Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 8.01(b) shall not be available to any Party whose failure to comply with its obligations under this Agreement has been the primary cause of, or has primarily resulted in, the failure of the Closing to occur on or prior to such date;
(c) by either Parent or the Company (upon approval of the Special Committee), if any court or other Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated or entered any Order that permanently restrains, enjoins, renders illegal or otherwise permanently prohibits consummation of the Merger and such Order shall have become final and non-appealable; provided, however, that the right to terminate this Agreement pursuant to this Section 8.01(c) shall not be available to any Party whose failure to comply with its obligations under this Agreement has been the primary cause of, or has primarily resulted in, the failure of the Closing to occur on or prior to such date;
(d) by Parent, if there has been a breach by the Company of any representation, warranty, covenant or agreement set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue or incorrect following the date of this Agreement, in either case such that any condition set forth in Section 7.02(a) or Section 7.02(b) would not be satisfied (and such breach or failure to be true and correct is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) thirty (30) days after the giving of notice thereof by Parent to the Company describing such breach or failure in reasonable detail and stating Parent’s intention to terminate this Agreement and abandon the Merger and any other transactions contemplated by this Agreement and (ii) three Business Days prior to the Outside Date); provided, however, that the right to terminate this Agreement pursuant to this Section 8.01(d) shall not be available to Parent if it is in breach of any representation, warranty, covenant or agreement set forth in this Agreement, which breach would give rise to a failure of a condition set forth in Section 7.03(a) or Section 7.03(b);
(e) by the Company (upon approval of the Special Committee), if there has been a breach by Parent or Merger Sub of any representation, warranty, covenant or agreement set forth in this Agreement, or if any representation or warranty of Parent or Merger Sub shall have become untrue or incorrect following the date of this Agreement, in either case such that any condition set forth in Section 7.03(a) or Section 7.03(b) would not be satisfied (and such breach or failure to be true and correct is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) thirty (30) days after the giving of notice thereof by to the Company to the breaching Party describing such breach or failure in reasonable detail and stating the Company’s intention to terminate this Agreement and abandon the Merger and any other transactions contemplated by this Agreement and (ii) three Business Days prior to the Outside Date); provided, however, that the right to terminate this Agreement pursuant to this Section 8.01(e) shall not be available to the Company if it is in breach of any representation, warranty, covenant or agreement set forth in this Agreement, which breach would give rise to a failure of a condition set forth in Section 7.02(a) or Section 7.02(b);
(f) (i) by the Company (upon approval of the Special Committee), at any time prior to the Effective Time, if the Company fails to obtain the Requisite Company Stockholder Approval at the Company Stockholder Meeting (or any adjournment or postponement thereof) at which a vote is taken on the Merger or (ii) by Parent, if at any time the Company Board (acting upon the recommendation of the Special Committee) has effected a Change of Recommendation (provided, that any notice delivered by the Company to Parent pursuant to Section 6.02(e) stating the Company’s intention to make a Change of Recommendation in advance thereof shall not result in Parent having the right to terminate pursuant to this Section 8.01(f));
(g) by the Company, at any time prior to the Effective Time, if (i) all of the conditions set forth in Section 7.01 and Section 7.02 have been and remain satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but which are capable of being satisfied at the Closing), (ii) the Company has irrevocably certified in writing to Parent and Merger Sub following the date on which Closing is required to occur pursuant to Section 1.02 that it is prepared to and stands ready, willing and able to consummate the Closing and that all of the closing conditions set forth in Section 7.03 have been satisfied or irrevocably waived, and (iii) Parent and Merger Sub fail to effect the Closing on or prior to the date that is three Business Days following receipt by Parent and Merger Sub of the written certification of the Company;
(h) by the Company (upon approval of the Special Committee), at any time prior to receiving the Requisite Company Stockholder Approval, in order (and as a condition precedent) to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal; provided that, prior to such termination, (i) the Company Board (acting upon the recommendation of the Special Committee) (or Special Committee, as applicable) authorizes the Company to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal to the extent permitted by, and subject to the terms and conditions of, Section 6.02, (ii) substantially concurrently with the termination of this Agreement, the Company enters into an Alternative Acquisition Agreement providing for such Superior Proposal, (iii) the Company has complied in all material respects with the provisions of Section 6.02 and (iv) the Company pays to Parent the Company Termination Fee within two Business Days of such termination; and
(i) The Party desiring to terminate this Agreement pursuant to this Section 8.01 (other than pursuant to Section 8.01(a)) shall give a written notice of such termination to the other Party.
Section 8.02. Effect of Termination and Abandonment. (a) Except as otherwise expressly set forth in this Section 8.02, in the event of the valid termination of this Agreement in accordance with Section 8.01, this Agreement shall become void and of no effect with no liability to any Person on the part of any Party (or of any of its Representatives or Affiliates); provided, that (x) subject to Section 8.02(d), no such termination shall relieve any Party of any liability or damages to the other Party resulting from any fraud or Willful and Material Breach of its obligations set forth in this Agreement (such liabilities and damages, the “Damages”); provided that in the case of a Willful and Material Breach or fraud by Parent or Merger Sub such aggregate liability hereunder and under the Voting and Support Agreement shall not exceed $14,808,583.00 and (y) the provisions set forth in this Section 8.02 and the second and third sentences of Section 9.01 shall survive the termination of this Agreement. Subject to the preceding sentence, in determining losses or damages recoverable upon termination by a party hereto for the other party’s breach, the parties hereto acknowledge and agree that such losses and damages shall not be limited to reimbursement of expenses or out-of-pocket costs and may include the benefit of the bargain lost by such party, or in the case of the Company, the holders of Shares, which shall be deemed to be damages payable to such party. In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of any Party pursuant to the Limited Guarantee, which rights, obligations and agreements set forth in the Limited Guarantee will survive the termination of this Agreement in accordance with its respective terms.

(b)
(i) In the event that this Agreement is terminated by the Company pursuant to Section 8.01(h) or by Parent pursuant to Section 8.01(f)(ii), then, within two Business Days thereafter, the Company shall pay or cause to be paid to or at the direction of Parent, by wire transfer of immediately available funds to the account designated in writing by Parent, a termination fee of $1,063,058.00 (the “Company Termination Fee”);
(ii) If (A) this Agreement is validly terminated pursuant to Section 8.01(d); (B) following the execution and delivery of this Agreement and prior to such termination of the Agreement, any Person shall have announced an Acquisition Proposal and not withdrawn or otherwise abandoned such Acquisition Proposal; and (C) within twelve months following such termination of this Agreement, either any Acquisition Proposal is consummated or the Company enters into an Alternative Acquisition Agreement with respect to any Acquisition Proposal, then the Company shall, within five Business Days after entry into such Alternative Acquisition Agreement, pay or cause to be paid to or at the direction of Parent, by wire transfer of immediately available funds to an account designated in writing by Parent, the Company Termination Fee. For purposes of this Section 8.02(b)(ii), all references to “20%” in the definition of “Acquisition Proposal” shall be deemed to be references to “50%.”
(c) Each Party acknowledges that the agreements contained in this Section 8.02 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, no Party would have entered into this Agreement; accordingly, if the Company or Parent fails to timely pay Parent or the Company any amount due pursuant to this Section 8.02, including damages, and, to obtain such payment, the Party to whom such payment is owed commences a suit that results in a judgment against the other Party, the such other Party shall pay to the owed Party its reasonable, documented and out-of-pocket costs and expenses (including attorneys’ fees of outside counsel) in connection with such suit (“Enforcement Costs”); provided, that in no event shall the any Party be required to pay Enforcement Costs in an aggregate amount exceeding $2,000,000 (such amount being already included in the limitation on Parent’s aggregate liability set forth in Section 8.02(a)(x) and Section 8.02(d)(i)). The parties hereto acknowledge and hereby agree that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion.
(d) Limitations on Remedies.
(i) In the event this Agreement is terminated, the Parties agree that the maximum aggregate liability of Parent and Merger Sub and their respective Related Parties with respect to this Agreement, the Voting and Support Agreement and the transactions contemplated hereby and thereby shall be limited to $14,808,583.00 and in no event shall any Persons seek to recover, or be entitled to recover, any money damages or other losses or expenses of any kind, character or description in excess of such amounts with respect to this Agreement or the Voting and Support Agreement or the transactions contemplated hereby.
(ii) Notwithstanding anything in this Section 8.02 or this Agreement to the contrary, but subject to Section 9.05, if this Agreement is terminated in accordance with any provision under which payment of the Company Termination Fee is required hereunder, then upon receipt and acceptance of such Company Termination Fee, together with any Enforcement Costs, the payment of such Company Termination Fee and the Enforcement Costs (if any) shall constitute the sole and exclusive remedy of Parent, Merger Sub and the Parent Related Parties against the Company or any of its Related Parties for any losses suffered or incurred as a result of or under this Agreement or the transactions contemplated by this Agreement, including any breach (including any Willful and Material Breach) of any covenant or agreement in this Agreement. The Parties further agree that the maximum aggregate liability of the Company and its Related Parties with respect to this Agreement and the transactions contemplated hereby, shall be limited to an amount equal to the amount of the Company Termination Fee together with any Enforcements Costs, and in no event shall any Persons seek to recover, or be entitled to recover, any money damages or other losses or expenses of any kind, character or description in excess of such amounts with respect to this Agreement and the transactions contemplated hereby. Nothing in this Section 8.02 shall in any way expand or be deemed or construed to expand the circumstances in which the Company and its Related Parties may be liable under this Agreement. For the avoidance of doubt, while Parent or Merger Sub may pursue both a grant of specific performance pursuant to, and subject to the limitations set forth in, Section 9.05, and payment of the Company Termination Fee pursuant to Section 8.02(b), under no circumstances shall Parent or Merger Sub be permitted or entitled to receive both a grant of specific performance and monetary damages, including all or any portion of the Company Termination Fee.
(iii) Notwithstanding anything in this Section 8.02 or this Agreement to the contrary, the Company may pursue both a grant of specific performance pursuant to, and subject to Section 8.02(a), an award of monetary damages, provided, that under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance resulting in the Closing and an award of monetary damages.

(iv) Each of the Parties acknowledges and agrees that the Company Termination Fee is not intended to be a penalty, but rather constitutes liquidated damages in a reasonable amount that will compensate Parent in the circumstances in which such amounts are due and payable, for the efforts and resources expended by Parent and opportunities forgone by Parent while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger and any other transactions contemplated by this Agreement, which amount would otherwise be impossible to calculate with precision.
ARTICLE 9
MISCELLANEOUS AND GENERAL
Section 9.01. Survival. This Article 9, the agreements of the Company, Parent and Merger Sub contained in Article 4 and Section 6.12 (Indemnification) and any other covenant or agreement contained in this Agreement that by its terms applies in whole or in part after the Effective Time shall survive the consummation of the Merger. This Article 9 (other than Section 9.05(b) and Section 9.05(c)) and the agreements of the Company, Parent and Merger Sub contained in the last sentence of Section 6.06(b), Section 6.10 (Expenses) and Section 8.02 (Effect of Termination and Abandonment) and the Limited Guarantee shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement shall not survive the consummation of the Merger or the termination of this Agreement.
Section 9.02. Modification or Amendment. Subject to the provisions of applicable Law, at any time prior to the Effective Time, this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification, by Parent, Merger Sub and the Company, or in the case of a waiver, by the Party against whom the waiver is to be effective; provided, that after the receipt of the Requisite Company Stockholder Approval, no amendment shall be made that by applicable Law requires further approval by the holders of Shares without obtaining such further approval.
Section 9.03. Waiver. Other than Section 7.01(a), the conditions to each of the respective Parties’ obligations to consummate the Merger and any other transactions contemplated by this Agreement are for the sole benefit of such Party and may be waived by such Party in whole or in part to the extent permitted by applicable Law. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law (except to the extent specifically provided otherwise in Section 8.02).
Section 9.04. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 9.05. Governing Law and Venue; Waiver of Jury Trial; Specific Performance.
(a) This Agreement and any claim, cause of action or Action (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In addition, each of the Parties (a) expressly submits to the personal jurisdiction and venue of the Court of Chancery of the State of Delaware or, if such court would not have subject matter jurisdiction over any such claim, cause of action or Action, the federal courts of the United States of America located in the State of Delaware (the “Chosen Courts”), in the event any dispute between the Parties (whether in contract, tort or otherwise) arises out of this Agreement or the transactions contemplated hereby, (b) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim, and (c) agrees that it shall not bring any claim, action or proceeding against any other Parties relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts. Each Party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 9.06, such service to become effective ten (10) days after such mailing. EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER

PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.05.
(b) The Parties acknowledge and agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any Party does not perform any of the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with their specific terms or otherwise breach or threaten to breach any such provisions. It is accordingly agreed that, at any time prior to the valid termination of this Agreement pursuant to Article 8, (i) the Parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the performance of terms and provisions of this Agreement, including the right of a Party to cause each other Party to consummate the Merger and the other transactions contemplated by this Agreement on the terms and subject to the conditions of this Agreement, and to enforce the obligations of the parties pursuant to the terms of the Equity Commitment Letter, as applicable, in any court referred to in Section 9.05(a) without proof of actual damages (and each Party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity, and (ii) the Parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable or not appropriate for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach.
Section 9.06. Notices. All notices, requests, instructions or other communications or documents to be given or made hereunder by any Party to the other Parties to this Agreement shall be in writing and (a) served by personal delivery upon the Party for whom it is intended, (b) served by an internationally recognized overnight courier service upon the Party for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email:
If to Parent or Merger Sub:

c/o Patient Square Equity Advisors, LP
2884 Sand Hill Road, Suite 100
Menlo Park, CA 94025
Attention: Adam Fliss, Justin Sabet-Peyman
Email: [REDACTED]

with a copy to (which shall not constitute notice):

Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111
Attention: Jason Freedman; Walton Dumas
Email: Jason.Freedman@ropesgray.com; Walton.Dumas@ropesgray.com

and

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Attention: Tom Fraser
Email: Thomas.Fraser@ropesgray.com

If to the Company:

Eargo, Inc.
2665 North First Street, Suite 300
San Jose, CA 95134
Attention: Chief Legal Officer
Email: Legal@eargo.com

with a copy to (which shall not constitute notice) counsel to the Special Committee:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
Attention: H. Oliver Smith; Michael Gilson

Email: oliver.smith@davispolk.com; michael.gilson@davispolk.com or to such other Person or addressees as has or have been designated in writing by the Party to receive such notice provided above. Any notice, request, instruction or other communications or document given as provided above shall be deemed given to the receiving Party (w) upon actual receipt, if delivered personally, (x) on the next Business Day after deposit with an overnight courier, if sent by an overnight courier, (y) three (3) Business Days after deposit in the mail, if sent by registered or certified mail or (z) when delivered if sent by email. Copies to outside counsel are for convenience only and failure to provide a copy to outside counsel does not alter the effectiveness of any notice, request, instruction or other communication otherwise given in accordance with this Section 9.06.
Section 9.07. Entire Agreement. This Agreement (including any exhibits, annexes and schedules hereto) and the documents and other agreements among the Parties, or any of them, as contemplated by or referred to herein, including the Company Disclosure Schedule, the Parent Disclosure Schedule, the Voting and Support Agreement, the Equity Commitment Letter and the Limited Guarantee, together with each other agreement entered into by or among any of the Parties as of the date of this Agreement that makes reference to this Section 9.07, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the Parties with respect to the subject matter hereof.
Section 9.08. No Third-Party Beneficiaries. Except as provided in this Section 9.08, Parent and the Company hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other Parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein; provided, that if, and only if, the Effective Time occurs, (a) the holders of Shares shall be third-party beneficiaries of, and entitled to rely on, Section 4.01 (Effect on Capital Stock) and Section 4.02 (Exchange of Share Certificates), (b) the holders of Company Equity Awards shall be third-party beneficiaries of, and entitled to rely on, Section 4.03 (Treatment of Company Equity Awards), and (c) the Indemnified Parties shall be third-party beneficiaries of, and entitled to rely on, Section 6.11 (Indemnification).
Section 9.09. Exercise of Discretion. For all purposes hereunder, the Company (prior to the Effective Time) and the Company Board, as applicable, shall act, including with respect to the granting of any consent, making any Change of Recommendation, permission or waiver or the making of any determination, only as directed by the Special Committee.
Section 9.10. Obligations of Parent and of the Company. Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of the Surviving Corporation to cause such Subsidiary to take such action.
Section 9.11. Transfer Taxes. All transfer, documentary, sales, use, stamp, registration, excise and other similar Taxes and fees imposed upon the Merger or the transfer of Shares pursuant to the Merger shall be paid by Parent or the Company when due.
Section 9.12. Definitions. Capitalized terms used in this Agreement have the meanings specified in Annex A.
Section 9.13. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.
Section 9.14. Interpretation; Construction.
(a) The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated.
(b) If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The term “or” is not exclusive and shall mean “and/or”, unless the context otherwise requires. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in this Agreement shall mean such Law as from time to time amended, modified or supplemented. Currency amounts referenced herein are in U.S. Dollars. Each reference to a “wholly owned Subsidiary” or “wholly owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by law or regulation to be held by a director or nominee). The terms “provided to” or “made available to,” with respect to documents required to be provided by the Company to Parent or Merger Sub, include documents filed or furnished by the Company with the SEC.
(c) The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.
Section 9.15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, legal representatives and permitted assigns. No Party to this Agreement may assign any of its rights or delegate any of its obligations under this Agreement, by operation of Law or otherwise, without the prior written consent of the other Parties, except that Parent and Merger Sub may assign any and all of its rights under this Agreement, by written notice to the Company, to any of their respective Affiliates that is resident for Tax purposes solely in the United States, any State thereof or the District of Columbia; provided, that (i) no assignment shall be permitted if such assignment would, or would reasonably be expected to, prevent or materially delay Parent or Merger Sub from performing their respective obligations under this Agreement or consummating the Merger and any other transactions contemplated by this Agreement, (ii) no assignment shall relieve Parent of any of its obligations pursuant to this Agreement and (iii) no assignment shall relieve Merger Sub of its obligations that are unperformed by its assignee. Any purported assignment in violation of this Agreement is void.
Section 9.16. No Recourse.
(a) In no event will the Company, whether prior to or after termination of this Agreement, seek or obtain, nor will it permit any of its Representatives to seek or obtain, nor will any other Person be entitled to seek or obtain, any monetary recovery or monetary award of any kind (including consequential, special, indirect or punitive damages) against any Parent Related Party with respect to this Agreement, the Limited Guarantee, the Equity Commitment Letter or the transactions contemplated hereby and thereby (including any breach by the Limited Guarantor, Sponsor Party, Parent or Merger Sub), the termination of this Agreement, the failure to consummate the transactions contemplated hereby or any claims or actions under applicable Laws arising out of any such breach, termination or failure, except, in each case, for claims that the Company may assert (A) against Parent or Merger Sub to the extent expressly provided for in this Agreement or the Limited Guarantee, (B) against a Limited Guarantor to the extent expressly provided for in the Limited Guarantee; or (C) against the Sponsor Party and Parent to the extent expressly provided for in the Equity Commitment Letter.
(b) In no event will Parent or Merger Sub, whether prior to or after termination of this Agreement, seek or obtain, nor will it permit any of its Representatives to seek or obtain, nor will any other Person be entitled to seek or obtain, any monetary recovery or monetary award of any kind (including consequential, special, indirect or punitive damages) against any Related Party of the Company with respect to this Agreement or the transactions contemplated hereby (including any breach by the Company), the termination of this Agreement, the failure to consummate the transactions contemplated hereby or any claims or actions under applicable Laws arising out of any such breach, termination or failure, except, in each case, for claims that Parent or Merger Sub may assert against the Company to the extent expressly provided for in this Agreement.
Section 9.17. Necessary Further Actions. If, at any time after the Effective Time, any further action is determined by Parent or the Surviving Corporation to be necessary or desirable to carry out the purposes of this Agreement or to vest in the Surviving Corporation the full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation shall be fully authorized (in the name of Merger Sub, in the name of the Company and otherwise) to take such action.
Section 9.18. Effect of Breach of Designated Persons. Notwithstanding anything in this Agreement to the contrary, to the extent any actions or omissions of any of the Persons listed on Section 9.18 of the Company Disclosure Schedule (each such Person, a “Designated Person”), or any actions or omissions of other individuals taken at the direction of any Designated Person, would constitute a breach by the Company of a representation, warranty, covenant or agreement contained in this Agreement, or would result in any of the representations or warranties of the Company contained in this Agreement becoming inaccurate, for which the Company otherwise would have been responsible, such breach or inaccuracy shall be disregarded for all purposes of this Agreement (in each case, other than any such action or omission taken at the written direction of the Special Committee). Without limiting the foregoing, Parent and Merger Sub shall not have any right to rely on any failure of the conditions set forth in Section 7.02(a) or Section 7.02(b) to be satisfied (or terminate this Agreement under Section 8.01(d) as a result thereof) or claim payment of the Company Termination Fee, any damage or seek any other remedy at law or in equity to the extent (i) any Designated Person had actual knowledge as of the date of this Agreement of any facts or circumstances that constitute or give rise to the breach of or inaccuracy in any representation or warranty of the Company contained in this Agreement which breach or inaccuracy gives rise to the failure of the conditions set forth in Section 7.02(a) to be satisfied or (ii) that such failure, damage or injury arises from any actions or omissions of the Company or its Subsidiaries taken by or at the written direction of any Designated Person (other than any such action or omission taken at the written direction of the Special Committee and other than any such action or omission taken as a result of a consent given by Parent or Merger Sub pursuant to this Agreement (including Sections 6.01(a)(iii) and 6.01(b)(C)).
[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the Parties as of the date first written above.
PSC ECHO PARENT LLC

By:	/s/ Justin Sabet-Peyman
Name:	Justin Sabet-Peyman
Title:	President

PSC ECHO MERGER SUB INC.

By:	/s/ Justin Sabet-Peyman
Name:	Justin Sabet-Peyman
Title:	President

EARGO, INC.

By:	/s/ William Brownie
Name:	William Brownie
Title:	Chief Operating Officer and Interim Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]

ANNEX A
DEFINED TERMS
“Acceptable Confidentiality Agreement” means an agreement with the Company that is either (i) in effect as of the date hereof; or (ii) executed, delivered and effective after the date hereof, in either case containing provisions that require any counterparty thereto (and any of its Affiliates and Representatives named therein) that receive non-public information of or with respect to the Company to keep such information confidential (subject to customary exceptions); provided, however, that (x) other than with respect to any immaterial provisions, the confidentiality provisions contained therein are not less favorable to the Company in any material respect than the terms of the confidentiality provisions of the Investor Rights Agreement and (y) any such confidentiality agreement need not contain any standstill provision that prohibits private offers made to the Company Board.
“Acquisition Proposal” means any proposal or offer from a Third Person relating to any transaction or series of related transactions that, if consummated, would result in (i) a direct or indirect purchase or acquisition by a Third Person of the assets of the Company constituting twenty percent (20%) or more of the consolidated net revenues, net income or total assets (including equity securities of the Subsidiaries of the Company) of the Company and its Subsidiaries, taken as a whole; (ii) any direct or indirect purchase or acquisition by a Third Person of beneficial ownership of twenty percent (20%) or more of the total voting power of the Company; or (iii) a direct or indirect merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or other similar transaction involving the Company pursuant to which such Third Person (or its equityholders) would hold securities representing twenty percent (20%) or more of the total voting power of the Company (or the surviving or resulting entity) after giving effect to such transaction.
“Affiliate” means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with a second Person; provided, that (i) none of Parent, Merger Sub or any of their respective Affiliates (other than the Company and its Subsidiaries) shall be deemed to be Affiliates of the Company or any Subsidiaries of the Company and (ii) the Company and Subsidiaries of the Company shall not be deemed to be Affiliates of Parent, Merger Sub or any of their respective Affiliates (other than the Company and its Subsidiaries), in each case, for any purpose hereunder.
“Anti-Corruption Laws” means all U.S. and applicable non-U.S. Laws relating to the prevention of corruption, money laundering, and bribery, including the U.S. Foreign Corrupt Practices Act of 1977 and the UK Bribery Act of 2010.
“Benefit Plans” means, collectively, each (i) “employee welfare benefit plan” or “employee pension benefit plan” (as those terms are respectively defined in Sections 3(1) and 3(2) of ERISA); (ii) employment, individual consulting or other compensation, severance, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program or policy; or (iii) other plan, agreement, arrangement, program or policy providing for compensation, bonuses, retirement, profit sharing, equity or equity-based compensation or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangement), medical, dental vision, prescription or fringe benefits, life insurance, relocation or expatriate benefits, perquisites, disability or sick leave benefits, employee assistance program, supplemental unemployment benefits or post- employment or retirement benefits (including compensation, pension, health, medical or other insurance benefits) in each case, whether or not written (x) that is sponsored, maintained, administered, contributed to or required to be contributed to or entered into by the Company or any of its Subsidiaries for the current or future benefit of any current or former Service Provider or (y) for which the Company or any of its Subsidiaries has any direct or indirect liability.
“Business Day” means any day ending at 11:59 p.m. (New York time) other than a Saturday or Sunday or a day on which banks in the County of New York, New York or San Francisco, California are required or authorized to close.
“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act (Pub. L. 116-136), as amended, and any administrative or other guidance published with respect thereto by any Governmental Authority (including IRS Notices 2020-22, 2020-65 and 2021-11 and the Memorandum on Deferring Payroll Tax Obligations in Light of the Ongoing COVID-19 Disaster, dated August 8, 2020).
“Collective Bargaining Agreement” shall mean any Contract between (as applicable) any of the Company or any of its Affiliates and any labor union or other authorized employee representative representing Service Providers.
“Company Equity Awards” means, collectively, the Company Options and Company RSU Awards.
“Company Equity Plans” means, collectively, (i) the Eargo, Inc. 2010 Equity Incentive Plan and (ii) the Eargo, Inc. 2020 Equity Incentive Plan, in each case as amended and/or restated.
“Company Intellectual Property” shall mean any and all Intellectual Property owned, or purported to be owned, by the Company or any of its Subsidiaries.

“Company RSU Award” means each award of restricted stock units with respect to Shares granted under the Company Equity Plans that vest solely based on the passage of time.
“Company Stockholder Meeting” means a meeting of the Company Stockholders for the purpose of obtaining the Requisite Company Stockholder Approval.
“Company Stockholders” means the holders of Shares of the Company.
“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof.
“Environmental Law” means any Law relating to pollution, the protection of the environment or human or worker health and safety or Hazardous Substances and any applicable orders, judgments, decrees, permits, licenses or other authorizations or mandates under such Laws.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” with respect to an entity means any other entity that, together with such first entity, would be treated as a single employer under Section 414 of the Code.
“Ex-Im Laws” means all U.S. and applicable non-U.S. Laws relating to export, reexport, transfer, and import controls, including the Export Administration Regulations, the customs and import Laws administered by U.S. Customs and Border Protection, and the EU Dual Use Regulation.
“Families First Coronavirus Response Act” means the Families First Coronavirus Response Act (Pub. L. No. 116-127), as amended, and any administrative or other guidance published with respect thereto by any Governmental Authority.
“Group” shall have the meaning given to such term under Section 13 of the Exchange Act.
“Hazardous Substance” means any material, substance, chemical, contaminant or waste that is listed, regulated, classified or defined as hazardous, toxic or as a pollutant under any Law, including, without limitation, any petroleum compounds or petroleum derivatives, asbestos and asbestos containing materials, per- and polyfluoroalkyl substances, pesticides, odor, regulated levels of mold or polychlorinated biphenyls.
“Health Information Privacy and Security Laws” shall mean HIPAA and state Laws applicable to the Company or any Subsidiary thereof governing the privacy and security of individually-identifiable health information.
“HIPAA” shall mean the Health Insurance Portability and Accountability Act of 1996 (Pub. L. No. 104-191), the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009), and 45 C.F.R. Parts 160, 162, and 164.
“Indebtedness” means, with respect to any Person, without duplication, as of the date of determination, means all indebtedness, liabilities and obligations, now existing or hereafter arising, for money borrowed by a Person, or any contingent liability for or guaranty by a Person of any obligation of any other Person (including the pledge of any collateral or grant of any security interest by a Person in any property as security for any such liability, guaranty or obligation) whether or not any of the foregoing is evidenced by any note, indenture, guaranty or agreement, but excluding all trade payables incurred in the ordinary course of business.
“Intellectual Property” means, any and all rights, title and interests in or relating to any and all intellectual property throughout the world, whether protected, created or arising under the laws of the United States or any other jurisdiction, including: (i) inventions, invention disclosures, national and multinational statutory invention registrations, patents and applications therefor, including any and all provisionals, non-provisionals, reissues, divisions, revisions, continuations, continuations-in-part, reexaminations, substitutions, supplementary protection certificates and extensions of any of the foregoing, and any counterparts claiming priority from any of the foregoing; (ii) trademarks, service marks, logos, brand names, certification marks, trade dress, trade names, designs, slogans, social media identifiers and accounts and any and all other indications of origin (including common law trademarks) together with any and all goodwill associated with the foregoing, along with any and all applications, registrations, renewals and extensions of any of the foregoing; (iii) Internet domain names; (iv) works of authorship, mask works, industrial designs, copyrights, whether or not registered or published, all registrations and recordations of, and applications for, any of the foregoing and all moral rights, renewals, extensions, reversions and restorations associated with any of the foregoing, now or hereafter provided by Law, regardless of the medium of fixation or means of expression; (v) trade secrets, know-how and other confidential or business or technical information if such information derives independent economic value from not being generally known to the public, including any and all ideas, discoveries, formulas, compositions, plans, designs, methodologies, processes and/or procedures, specifications, financial, marketing and business data, pricing and cost information, business and marketing plans, customer and supplier lists and all information and all other know-how; (vi) Software; (vii) databases and data collections; and (viii) all rights in copies and embodiments of any of the foregoing (whether electronic or tangible).

‘Investor Rights Agreement” means that certain Investor Rights Agreement, dated as of June 24, 2022, by and between the Company and PSC Echo LP.
“IRS” means the U.S. Internal Revenue Service.
“IT Assets” means any and all computers, Software, firmware, middleware, servers, workstations, routers, hubs, switches, data communications lines and all other information technology assets, including all associated documentation related to any of the foregoing, in each case, owned by, or licensed or leased to the Company or any of its Subsidiaries.
“Knowledge” means, (i) when used with respect to the Company, the actual knowledge of any of the persons listed on Section A.1 of the Company Disclosure Schedule and (ii) when used with respect to Parent, the actual knowledge of any of the persons listed on Section A.1 of the Parent Disclosure Schedule.
“Leased Real Property” means the leasehold or subleasehold interests and any other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interests in real property held by the Company or any of its Subsidiaries under the Real Property Leases.
“Licensed Intellectual Property” means any and all Intellectual Property owned by a third party and exclusively licensed or sublicensed to the Company or any of its Subsidiaries or for which the Company or any of its Subsidiaries has obtained a covenant not to be sued.
“Lien” means any mortgage, lien, pledge, charge, security interest, deed of trust, U.S. Uniform Commercial Code lien, right of first refusal, right-of- way, defect in title, easement, or other encumbrance in respect of any property or asset, including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset.
“Lookback Date” means September 30, 2020.
“Material Adverse Effect” means any change, effect, event, occurrence or development that is (x) materially adverse to the business or financial condition of the Company and its Subsidiaries, taken as a whole or (y) prevents, materially delays or materially impairs the ability of the Company to consummate the Merger or the other transactions contemplated by this Agreement; provided, however, that for purposes of clause (x), no change, effect, event, occurrence or development, either alone or in combination with any other change, effect, event, occurrence or development, directly or indirectly, arising out of, relating to or attributable to the following shall constitute a Material Adverse Effect (and none of the following shall be taken into account in determining whether there has been or will be a Material Adverse Effect): (A) changes generally affecting the economy or political, social, regulatory, business, economic, financial, credit, commodity or capital market conditions in the United States or any other country or region in the world, or changes in conditions in the global economy generally; (B) changes generally affecting the industries in which the Company and its Subsidiaries operate; (C) changes or prospective changes in United States generally accepted accounting principles (“U.S. GAAP”) or in any Law after the date of this Agreement or any interpretation or enforcement thereof by any Governmental Authority; (D) changes in any political or geopolitical, regulatory, legislative or social conditions, acts of war (whether or not declared), hostilities, civil disobedience, sabotage, cyber-intrusions, military actions or acts of terrorism, or any escalation or worsening of any of the foregoing; (E) any hurricane, tropical storm, tornado, earthquake, flood, tsunami, natural disaster, epidemic, disease, outbreak, health emergency or crisis (including with respect to or as a result of COVID-19), act of God, other comparable events or any escalation or worsening of any of the foregoing; (F) any change or prospective change in the credit rating of the Company; provided that the underlying causes of any such change may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition; (G) a decline, in and of itself, in the price or trading volume of the Shares on the Nasdaq Stock Market (“NASDAQ”) or any other securities market or in the trading price of any other securities of the Company or any of its Subsidiaries; provided, that the underlying causes of any such decline may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition; (H) any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings, cash flow or cash position or other financial or operating measures or metrics (whether such projections, forecasts, estimates or predictions were made by the Company or independent third parties) for any period; provided that the underlying causes of any such failure may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition; and (I) the announcement, pendency or consummation of this Agreement or the Merger, including, in each case the impact thereof on relationships with employees, customers, suppliers, distributors, partners, vendors or other Persons (provided, that this clause (I) shall not apply to any representation or warranty contained in this Agreement (or any related condition) to the extent that such representation or warranty expressly addresses consequences resulting from the execution of this Agreement or the consummation or pendency of the transactions contemplated hereby, including the representations and warranties of the Company set forth in Section 5.01(d)); except, in the case of clauses (A) through (E), to the extent the Company and its Subsidiaries, taken as a whole, are disproportionately adversely affected by such facts, changes, effects, events, circumstances, occurrences or developments, compared to other, similarly sized and situated participants in the industries in which the Company and the Subsidiaries operate (in which case, only the incremental disproportionate adverse effect may be taken into account in determining whether there has been or will be a Material Adverse Effect).
“Open Source Software” means software that is distributed as free software, open source software or copyleft software pursuant to a similar licensing or distribution model that requires, as a condition to the use, modification or distribution (including under an ASP or “software as a service” model) of such software that other software using, incorporating, linking, integrating, or distributed or bundled with such software be (i) disclosed or distributed in source code form, (ii) licensed for the purpose of making derivative works or (iii) redistributable at no charge. Without limiting the generality of the foregoing, “Open Source Software” includes software licensed or distributed under any of the following license or distribution models, or licenses or distribution models similar to any of the following: (i) the Apache Software Foundation License, (ii) GNU’s General Public License (GPL) or Lesser/Library GPL (LGPL), (iii) the Artistic License (e.g., PERL), (iv) the Mozilla Public License, (v) the Netscape Public License, (vi) the Sun Community Source License (SCSL), (vii) the Sun Industry Standards Distribution License (SISL), (viii) Affero General Public License (AGPL), (ix) Common Development and Distribution License (CDDL) or (x) any license or distribution agreements or arrangements now listed as open source licenses on www.opensource.org or any successor website thereof or in the Free Software Directory maintained by the Free Software Foundation on http://directory.fsf.org/ or any successor website thereof.
“Other Material Contracts” means a Contract to which or by which the Company or any of its Subsidiaries is a party or bound by (i) with any top 10 customer of the Company for the fiscal year ended December 31, 2022 (determined on the basis of revenues from such customers); or (ii) with any top 10 vendors/suppliers of the Company for the fiscal year ended December 31, 2022 (determined on the basis of payments to such vendors/suppliers); in each case other than Contracts described in clauses (A)-(U) of Section 5.01(k)(i).
“Parent Related Party” means any Related Party of Parent.
“Permitted Liens” means: (I) Liens for Taxes assessments and governmental charges or levies that are (x) not yet due or (y) are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with U.S. GAAP; (II) statutory liens or landlords’, carriers’, warehousemen’s, mechanics’, suppliers’, workmen’s, materialmen’s or repairmen’s liens or other like Liens arising or incurred in the ordinary course of business; (III) with respect to the Leased Real Property, (x) easements, covenants, conditions, restrictions or other similar matters of record that do not materially impair the use, occupancy or value of such Leased Real Property, including any other agreements, conditions or restrictions that are shown by a current title report or other similar report or listing or implied by law, including easements for streets, alleys, highways, telephone lines, power lines, and railways, and all matters of public record, (y) zoning, building, subdivision or other similar requirements or restrictions which are imposed by any Governmental Authority of competent jurisdiction which are not violated in any material respect by the current use or occupancy of such Leased Real Property or the operation of the business thereon and (z) mechanics liens and similar liens for labor, materials or supplies provided with respect to such Leased Real Property incurred in the ordinary course of business for amounts which are not due and payable; (IV) pledges or deposits under workmen’s compensation Laws, unemployment insurance Laws, social security, retirement or similar legislation, or good-faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such entity is a party, or deposits to secure public or statutory obligations of such entity or to secure or appeal bonds to which such entity is a party, or deposits as security for contested Taxes, in each case incurred or made in the ordinary course of business; (V) non-exclusive licenses and similar non-exclusive rights granted with respect to Intellectual Property granted in the ordinary course of business; and (VII) Liens to the extent specifically disclosed or reflected on the consolidated balance sheet of the Company for the year ended December 31, 2022 (or any notes thereto) and/or securing Indebtedness or other obligations reflected on such balance sheet or otherwise expressly disclosed on the Company Disclosure Schedule.
“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Authority or other entity of any kind or nature.
“Real Property Leases” means the leases, subleases, licenses or other agreements, including all amendments, extensions, renewals, guaranties or other agreements with respect thereto, under which the Company or any of its Subsidiaries uses or occupies or has the right to use or occupy any real property.
“Registered Company IP” means all of the patents and patent applications, trademark registrations and applications, registered copyrights and domain names, in each case, included in the Company Intellectual Property
“Regulation S-K” shall mean Regulation S-K promulgated under the Securities Act.
“Related Party” means, with respect to a Party, such Party and any of such Party’s respective former, current or future Affiliates and any of the foregoing’s respective former, current or future, direct or indirect, officers, directors, employees, Affiliates, shareholders, equity holders, managers, members, partners, agents, attorneys, advisors, financing sources or other Representatives or any of the foregoing’s respective successors or assigns.

“Representative” means, with respect to any Person, its directors, officers, employees, investment bankers, financial advisors, attorneys, accountants, and other representatives and advisors.
“Requisite Company Stockholder Approval” means the adoption of this Agreement and the approval of the Merger and the other transactions contemplated hereby by the affirmative vote of the holders representing a majority of the aggregate voting power of the outstanding Shares entitled to vote thereon.
“Sanctioned Country” means any country or region or government thereof that is, or has been in the last five years, the subject or target of a comprehensive embargo under Trade Controls (including but not limited to Cuba, Iran, North Korea, Syria, Russia, the Crimea, the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic regions of Ukraine).
“Sanctioned Person” means any Person that is the subject or target of sanctions or restrictions under Trade Controls including: (i) any Person listed on any U.S. or non-U.S. Sanctions- or export-related restricted party list, including the U.S. Department of the Treasury’s Office of Foreign Assets Control’s (“OFAC”) List of Specially Designated Nationals and Blocked Persons, or any other OFAC, U.S. Department of Commerce’s Bureau of Industry and Security, or U.S. Department of State Sanctions- or export-related restricted party list; (ii) any Person that is, in the aggregate, 50 percent or greater owned, directly or indirectly, or otherwise controlled by a Person or Persons described in clause (i); (iii) any Person located, organized, or resident in or a national of a Sanctioned Country; or (iv) any Person who is otherwise the subject or target of Trade Controls.
“Sanctions” means all U.S. and applicable non-U.S. Laws relating to economic or trade sanctions or export controls, including the Laws administered or enforced by the United States (including by OFAC or the U.S. Department of Commerce or State) and the United Nations Security Council.
“Service Provider” shall mean any director, officer, employee (whether temporary, part-time or full-time) or individual independent contractor of any of the Company or any of its Subsidiaries, in each case, in their respective capacities of providing services to the Company or any of its Subsidiaries.
“Software” means any and all computer programs, applications and code, including software implementations of algorithms, models and methodologies, source code, object code, development and design tools, applets, compilers and assemblers, databases and compilations, including libraries, data and collections of data in machine-readable form and descriptions, flow-charts and other work product used to design, plan organize and develop any of the foregoing.
“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such Person and/or by one or more of its Subsidiaries.
“Superior Proposal” means a bona fide written Acquisition Proposal (with references to twenty (20%) being deemed to be replaced with references to fifty percent (50%)) by a Third Person that (i) was not the result of a breach of Section 6.02 and (ii) either the Company Board or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel and after taking into account the certainty and timing of closing, financing arrangements and the form, amount and timing of payment of consideration of such proposal, the Third Person making such proposal and such other legal, financial, regulatory and all other relevant aspects of such proposal, as the Company Board or Special Committee deems in good faith relevant, would, if consummated, result in a transaction that is more favorable from a financial point of view to the Company’s Unaffiliated Stockholders than the Merger (taking into account any revisions (or proposed revisions) to the terms of this Agreement, the Limited Guarantee and the Financing in writing in response to such Acquisition Proposal pursuant to Section 6.02(e)).
“Surviving Corporation Shares” means shares of common stock, par value $0.0001 per share, of the Surviving Corporation.
“Tax” or “Taxes” means (a) all U.S. federal, state, local and non-U.S. income, windfall, other profits, franchise, gross receipts, environmental, customs duty, capital stock, severance, stamp, estimated, social security (or similar, including FICA), alternative or add-on minimum, transfer, payroll, sales, employment, unemployment, disability, use, property, withholding, excise, escheat, abandoned or unclaimed property, production, value added, ad valorem, occupancy and other taxes, duties, imposts, fees, levies or assessments of any nature whatsoever imposed by any Governmental Authority, in each case, whether disputed or not, together with all interest, penalties and additions imposed with respect to such amounts and any interest in respect thereof.
“Tax Return” means all returns and reports, elections, statements, declarations, disclosures, schedules, estimates, claims for refunds, supporting material, information returns and similar filings relating to, or required to be supplied in connection with, any Taxes, and any schedules, forms or attachments thereto and any amendments or supplements thereof.
“Third Person” means any Person or Group, other than (i) the Company or any of its Affiliates or (ii) Parent, Merger Sub, the Limited Guarantor or any their respective Affiliates or any Group including Parent, Merger Sub, the Limited Guarantor or any their respective Affiliates.

“Willful and Material Breach” means a material breach of this Agreement that results from a willful or deliberate act or failure to act by a Party that knows, or would reasonably be expected to have known, that the taking of such act or failure would result in such a material breach.
Term	Section
Action	5.01(h)
Agreement	Preamble
Alternative Acquisition Agreement	6.02(c)(iii)
Applicable Date	5.01(e)(i)
Bankruptcy and Equity Exception	5.01(c)(i)
Book-Entry Shares	4.01(a)
Bylaws	2.02
Change of Recommendation	6.02(c)(iii)
Charter	2.01
Chosen Courts	9.05(a)
Closing	1.02
Closing Date	1.02
Code	4.02(h)
Company Board	Recitals
Company Disclosure Schedule	5.01
Company Option	4.03(a)
Company Permits	5.01(j)(iii)
Company Recommendation	5.01(c)(iii)
Company Reports	5.01(e)(i)
Company Termination Fee	8.01(b)(i)
Continuing Employee	6.09
Contract	5.01(d)(ii)
D&O Insurance	6.11(b)
Delaware Certificate of Merger	1.03
Designated Person	9.18
DGCL	Recitals
Dissenting Shares	4.01(a)
DTC	4.02(c)
Effective Time	1.03
Enforcement Costs	8.01(d)
Equity Commitment Letter	5.02(f)(i)
Exchange Act	5.01(d)(i)
Excluded Shares	4.01(a)
FDA	5.01(j)(ii)
Financing	5.02(f)(i)
Governmental Authority	5.01(d)(i)
Indemnified Parties	6.11(a)
Insurance Policies	5.01(r)
Intervening Event	6.02(d)(ii)
Laws	5.01(j)(i)
Letter of Transmittal	4.02(c)
Limited Guarantee	Recitals
Limited Guarantor	Recitals
Material Contract	5.01(k)
Maximum Annual Premium	6.11(b)
Merger	Recitals
Merger Consideration	4.01(a)
Merger Sub	Preamble
Multiemployer Plan	5.01(i)(iii)
NASDAQ	Annex A
OFAC	Annex A

Term	Section
Option Consideration	4.03(a)
Order	7.01(b)
Other Required Company Filing	6.03(b)
Outside Date	8.01(b)
Parent	Preamble
Parent Disclosure Schedule	5.02
Parties or Party	Preamble
Paying Agent	4.02(a)
Payment Fund	4.02(b)
Preferred Stock	5.01(b)
Privacy Requirements	5.01(q)(xi)
Proxy Statement	6.03(a)
PSC Echo LP	Recitals
Reference Date	5.01(b)
Required Amounts	5.02(f)(iv)
RSU Cash Replacement Award	4.03(b)
Schedule 13e-3	6.03(a)
SEC	5.01(e)(i)
Securities Act	5.01(d)(i)
Share Certificate	4.01(a)
Shares	Recitals
Special Committee	Recitals
Sponsor Party	5.02(f)(i)
Surviving Corporation	1.01
Takeover Statute	5.01(m)
Trade Controls	5.01(j)(iv)
Unaffiliated Stockholders	Recitals
US GAAP	Annex A
USRPHC	5.01(o)(ix)
WARN Act	5.01(p)(ii)

Annex B
EXECUTION VERSION

Privileged & Confidential
VOTING AND SUPPORT AGREEMENT
This VOTING AND SUPPORT AGREEMENT (this “Agreement”) dated as of October 29, 2023 is entered into by and between Eargo, Inc., a Delaware corporation (the “Company”) and PSC Echo, LP, a Delaware limited partnership (the “PSC Stockholder”).
WHEREAS, the board of directors of the Company (the “Company Board”) established a special investment committee thereof consisting only of independent and disinterested directors (the “Company Special Committee”), and the Company Special Committee (i) determined that the terms and conditions of the Merger Agreement (as defined below), this Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair and in the best interests of the Company and the Unaffiliated Stockholders and (ii) has recommended that the Company Board: (A) determine that the terms and conditions of the Merger Agreement, this Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair and in the best interests of the Company and the Unaffiliated Stockholders, (B) approve and declare advisable the Merger Agreement, this Agreement and the transactions contemplated thereby, including the Merger (and approve the execution and delivery by the Company of the Merger Agreement and this Agreement, the performance by the Company of the covenants and agreements contained therein and the consummation of the Merger and the other transactions contemplated thereby upon the terms and subject to the conditions contained therein), (C) resolve to recommend that the stockholders of the Company vote to adopt and approve the Merger Agreement in accordance with the DGCL and (D) direct that the Merger Agreement be submitted to the stockholders of the Company for adoption;
WHEREAS, prior to the execution of this Agreement, the Company Board (acting upon the recommendation of the Company Special Committee) has (i) determined that the terms and conditions of the Merger Agreement, this Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair and in the best interests of the Company and the Unaffiliated Stockholders, (ii) approved and declared advisable the Merger Agreement, this Agreement and the transactions contemplated thereby, including the Merger (and approved the execution and delivery by the Company of the Merger Agreement and this Agreement, the performance by the Company of the covenants and agreements contained therein and the consummation of the Merger and the other transactions contemplated thereby upon the terms and subject to the conditions contained therein), (iii) resolved to recommend that the stockholders of the Company vote to adopt and approve the Merger Agreement in accordance with the DGCL and (iv) directed that the Merger Agreement be submitted to the stockholders of the Company for adoption;
WHEREAS, concurrently with the execution of this Agreement, the Company, PSC Echo Parent LLC, a Delaware limited liability company (“Parent”) and PSC Echo Merger Sub Inc., a Delaware corporation and a direct or indirect wholly owned Subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”);
WHEREAS, capitalized terms used but not defined in this Agreement have the meanings ascribed to them in the Merger Agreement;
WHEREAS, as of the date hereof, the PSC Stockholder is the record and beneficial owner of the number of Shares set forth opposite its name on Exhibit A hereto (such Shares, together with any other Shares acquired by the PSC Stockholder or its Affiliates and any additional Shares that the PSC Stockholder and its Affiliates may acquire record and/or beneficial ownership of after the date hereof (including, for the avoidance of doubt, any Shares issued to the PSC Stockholder or its Affiliates upon conversion of vested Company restricted stock units or exercise of Company options prior to the date hereof) being collectively referred to herein as the “PSC Shares”); and
WHEREAS, as a condition to its willingness to enter into the Merger Agreement, the Company has required the PSC Stockholder to enter into this Agreement, and the PSC Stockholder has agreed and is willing to enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:
1. Agreements of PSC Stockholder.
(a) Voting. From the date hereof until the Agreement Termination Date (as defined below), at any meeting of the stockholders of the Company however called or any adjournment or postponement thereof, the PSC Stockholder shall vote (or cause to be voted) all PSC Shares (i) in favor of the Merger, the Merger Agreement (to the extent required), and the transactions contemplated thereby (the “Supported Matters”), (ii) in favor of any other matter necessary to effect the Supported Matters, including the Merger; and

(iii)against any Alternative Acquisition Agreement and any other action or agreement (including, without limitation, any amendment of any agreement), amendment of the Company’s organizational documents or other action that is intended or would reasonably be expected, or the effect of which could reasonably be expected, to prevent, interfere with, adversely affect or delay the consummation of the Supported Matters, including the Merger.
(b) Reserved.
(c) Restriction on Transfer; Proxies; Non-Interference; etc. From the execution of this agreement until the Agreement Termination Date, the PSC Stockholder and its Affiliates shall not directly or indirectly, (i), sell, transfer, give, pledge, encumber, assign or otherwise dispose of (collectively, “Transfer”), or enter into any contract, option or other arrangement or understanding with respect to the Transfer of, any PSC Shares (or any right, title or interest thereto or therein) (excluding, for the avoidance of doubt, the transfer of limited partnership interests in any managed fund Affiliate of the PSC Stockholder), (ii) deposit any PSC Shares into a voting trust or grant any proxies or enter into a voting agreement, power of attorney or voting trust with respect to any PSC Shares, (iii) take any action that would make any representation or warranty of the PSC Stockholder set forth in this Agreement untrue or incorrect or have the effect of preventing, disabling or delaying the PSC Stockholder from performing any of its obligations under this Agreement or (iv) agree (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i), (ii) or (iii) of this Section 1(c). Notwithstanding the foregoing (but subject to the following proviso), the PSC Stockholder and its Affiliates may Transfer any or all of the PSC Shares to its Affiliates, including, without limitation, to Parent; provided, that prior to and as a condition to the effectiveness of such Transfer, each Person to whom any of such PSC Shares or any interest in any of such PSC Shares is or may be transferred shall have executed and delivered to the Company a counterpart of this Agreement pursuant to which such Person shall be bound by all of the terms and provisions of this Agreement and Exhibit A shall be updated accordingly.
(d) Information for Proxy Statement; Publication. The PSC Stockholder consents to the Company publishing and disclosing in any filing required under applicable Law, including the filings contemplated by the Merger Agreement, the PSC Stockholder’s identity and ownership of Shares and the nature of the PSC Stockholder’s commitments, arrangements and understandings under this Agreement. The PSC Stockholder hereby agrees to permit the Company to publish and disclose in a proxy statement or any other disclosure document required in connection with the Merger Agreement or the transactions contemplated thereby (including, without limitation, a Rule 13e-3 Transaction Statement on Schedule 13E-3) the PSC Stockholder’s identity and beneficial ownership of the PSC Shares and the nature of the PSC Stockholder’s commitments under this Agreement to the extent required by applicable Law, provided that any such disclosure in the proxy statement or any other filing to or submission with the SEC or any other Governmental Authority (including, without limitation, Form 8-K and Schedule 13E-3) shall, in each instance, be subject to the PSC Stockholder’s prior review and comment (and the Company shall consider any such comments in good faith). The PSC Stockholder shall not issue any press release or make any other public statement with respect to this Agreement, the Merger Agreement or the transactions contemplated thereby without the prior written consent of the Company (which consent will not be unreasonably withheld, conditioned or delayed), except as may be required by applicable Law (which includes, for the avoidance of doubt, any filing by the PSC Stockholder on Schedule 13D and any other filings required pursuant to applicable securities laws), in which case the PSC Stockholder shall provide the Company with a reasonable opportunity to review and comment on any such press release or public statement prior to it being made.
(e) Waiver of Appraisal Rights. The PSC Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise, all appraisal rights under Section 262 of the DGCL (and any other appraisal, dissenters’ or similar rights) related to the transactions contemplated by the Merger Agreement with respect to the PSC Shares to the fullest extent permitted by Law.
2. Representations and Warranties of Stockholder. The PSC Stockholder hereby represents and warrants to the Company as follows:
(a) Authority. The PSC Stockholder has all necessary power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. This Agreement has been duly executed and delivered by the PSC Stockholder and, assuming due and valid authorization, execution and delivery hereof by the Company, constitutes a valid and binding obligation of the PSC Stockholder, enforceable against the PSC Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.
(b) Consents and Approvals; No Violations. Other than filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other than such as, if not made, obtained or given, would not reasonably be expected to prevent or delay the performance by the PSC Stockholder of any of its obligations under this Agreement, no notices, reports or other filings are required to be made by the PSC Stockholder with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by the PSC Stockholder from, any Governmental Authority or any other person or entity, in connection with the execution and delivery of this Agreement by the PSC Stockholder. The execution, delivery and performance of this Agreement by the PSC Stockholder does not, and the consummation by the PSC Stockholder of the transactions contemplated hereby will not, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, modification or acceleration) (whether after the giving of notice or the passage of time or both) under any contract, agreement, arrangement or commitment to which the PSC Stockholder is a party or which is binding on it or its assets and will not result in the creation of any Lien on any of the assets or properties of the PSC Stockholder (other than the PSC Shares pursuant to the terms of this Agreement), except for such violations, breaches, defaults, terminations, cancellations, modifications, accelerations or Liens as would not reasonably be expected to prevent or delay the performance by the PSC Stockholder of any of its obligations under this Agreement.
(c) (i) the PSC Stockholder is duly organized, validly existing and in good standing in accordance with the laws of its jurisdiction of formation, as applicable, and (ii) the execution and delivery of this Agreement, the performance of the PSC Stockholder’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement.
(d) Ownership of PSC Shares. As of the date of this Agreement, the PSC Stockholder owns, beneficially and of record, all of the PSC Shares, free and clear of any proxy, voting restriction, adverse claim or other Lien (other than restrictions under (i) this Agreement, (ii) U.S. federal and state securities laws and (iii) as would not reasonably be expected to prevent or materially delay the performance by the PSC Stockholder of any of its obligations under this Agreement). Without limiting the foregoing, as of the date hereof, except for restrictions in favor of the Company pursuant to this Agreement, the PSC Stockholder, together with its Affiliates, has sole voting power and sole power of disposition with respect to all PSC Shares, with no restrictions on rights of voting or disposition pertaining thereto and no Person other than the PSC Stockholder and its Affiliates has any right to direct or approve the voting or disposition of any PSC Shares. As of the date hereof, none of the PSC Stockholder or any of its Subsidiaries owns, beneficially or of record, any securities of the Company other than the Shares which constitute PSC Shares.
(e) Reserved.
(f) Brokers. Except as set forth in the Merger Agreement, no broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission that is payable by the Company or any of its respective Subsidiaries in connection with the transactions contemplated by the Merger Agreement based upon arrangements made by or on behalf of the PSC Stockholder.
3. Termination. This Agreement shall terminate, and no party hereunder will have any further obligation to the other parties hereto upon and following such termination, on the first to occur of (a) the valid termination of the Merger Agreement in accordance with its terms, and (b) the Effective Time (such earliest date being referred to herein as the “Agreement Termination Date”). Notwithstanding the foregoing, (i) nothing herein shall relieve any party from liability for any Willful and Material Breach of this Agreement occurring prior to such termination; provided, that the liability of the PSC Stockholder, Parent, Merger Sub and any of their Related Parties under this Agreement and the Merger Agreement shall not, in any event, exceed $14,808,583.00 in the aggregate, as set forth in Section 8.02(d) of the Merger Agreement; provided, further, that in no event shall the Company be entitled to both (x) an award of specific performance in accordance with Section 6(m)(iii) and (y) monetary damages as a result of a Willful and Material Breach of this Agreement, and (ii) the provisions of this Section 3, Section 4 and Section 6 of this Agreement shall survive any termination of this Agreement.
4. No Legal Action. The PSC Stockholder shall not, and shall cause its Representatives and its Affiliates not to, bring, commence, institute, maintain, prosecute or voluntarily aid any claim, appeal, or proceeding which (a) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or (b) alleges that the execution and delivery of this Agreement by the PSC Stockholder (or its performance hereunder solely in the capacity as a stockholder of the Company) breaches any fiduciary duty of the Company Board (or any member thereof) or any duty that the PSC Stockholder has (or may be alleged to have) to the Company or to the other holders of Shares; provided, however, that nothing in this Section 4 shall restrict or prohibit the PSC Stockholder, its Representatives or its Affiliates, including Parent and Merger Sub, from participating as a defendant or asserting counterclaims or defenses, in any action or proceeding brought or claims asserted against it or any of its Affiliates relating to this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, or from enforcing its rights under this Agreement or the Merger Agreement.
5. Notice of Certain Events. During the term of this Agreement, the PSC Stockholder shall notify the Company promptly in writing of the direct or indirect acquisition of record or beneficial ownership of additional shares of Shares by the PSC Stockholder or its Affiliates after the date hereof (including pursuant to a stock split, reverse stock split, stock dividend or distribution or any change in Shares by reason of any recapitalization, reorganization, combination, reclassification, exchange of shares or similar transaction), all of which shall be considered PSC Shares and be subject to the terms of this Agreement as though owned by the PSC Stockholder on the date hereof.
6. Miscellaneous.

(a) Action in Stockholder Capacity Only. The parties acknowledge that this Agreement is entered into by the PSC Stockholder solely in its capacity as direct or indirect owner of the PSC Shares and that nothing in this Agreement shall in any way restrict or limit the ability of the PSC Stockholder or any Affiliate of the PSC Stockholder who is a director of the Company from taking any action in his capacity as a director of the Company, including the exercise of fiduciary duties to the Company and its stockholders.
(b) Expenses. Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.
(c) Definition of “Beneficial Ownership”. For purposes of this Agreement, “beneficial ownership” with respect to (or to “own beneficially”) any securities shall mean having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding.
(d) Further Assurances. From time to time, at the request of the Company, and without further consideration, the PSC Stockholder shall promptly execute and deliver such additional documents and take all such further action as may be reasonably required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.
(e) Entire Agreement; No Third Party Beneficiaries. This Agreement, the Merger Agreement, the Equity Commitment Letter and each of the documents, instruments and agreements delivered in connection with the transactions contemplated thereby constitute the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement is not intended to and shall not confer upon any person other than the parties hereto any rights hereunder.
(f) Assignment; Binding Effect. Except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 6 shall be null and void.
(g) Amendments; Waiver. This Agreement may not be amended or supplemented, except by a written agreement executed by the parties hereto. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Notwithstanding anything to the contrary herein, no amendment or waiver of any provision of this Agreement and no action shall be taken by or on behalf of the Company under or with respect to this Agreement without first obtaining the approval of the Company Special Committee.
(h) Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Applicable Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
(i) Counterparts. This Agreement may be executed in two or more separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other parties hereto.
(j) Descriptive Headings. Headings of sections and subsections of this Agreement are for convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

(k) Notices. All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service or (d) when delivered by facsimile (solely if receipt is confirmed) or email (so long as the sender of such email does not receive an automatic reply from the recipient’s email server indicating that the recipient did not receive such email), addressed as follows:
if to the Company, to:

Eargo, Inc.
2665 North First Street, Suite 300
San Jose, California 95134
Attention: Chief Legal Officer
Email: Legal@eargo.com

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
Attention: Oliver Smith, Michael Gilson
Email: oliver.smith@davispolk.com; michael.gilson@davispolk.com if to the PSC Stockholder, to:

c/o Patient Square Equity Advisors, LP
2884 Sand Hill Road, Suite 100
Menlo Park, CA 94025
Attention: Adam Fliss, Justin Sabet-Peyman
Email: [REDACTED]

with a copy to (which shall not constitute notice):

Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111
Attention: Jason Freedman; Walton Dumas
Email: Jason.Freedman@ropesgray.com; Walton.Dumas@ropesgray.com

and

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Attention: Tom Fraser
Email: Thomas.Fraser@ropesgray.com
or to such other address or facsimile number as the parties hereto may from time to time designate in writing.
(l) Drafting. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
(m) Governing Law; Enforcement; Jurisdiction; Waiver of Jury Trial.
(i) This Agreement and any claim, cause of action or Action (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In addition, each of the parties (a) expressly submits to the personal jurisdiction and venue of the Court of Chancery of the State of Delaware or, if such court would not have subject matter jurisdiction over any such claim, cause of action or Action, the federal courts of the United States of America located in the State of Delaware (the “Chosen Courts”), in the event any dispute between the parties (whether in contract, tort or otherwise) arises out of this Agreement or the transactions contemplated hereby, (b) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim, and (c) agrees that it shall not bring any claim, action or proceeding against any other parties relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 6(k), such service to become effective ten (10) days after such mailing.
(ii) EACH PARTY HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6(m).
(iii) The parties acknowledge and agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party does not perform any of the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with their specific terms or otherwise breach or threaten to breach any such provisions. It is accordingly agreed that, at any time prior to the valid termination of this Agreement pursuant to Section 3 hereof, subject to the limitations set forth therein and in this Section 6(m)(iii), (i) the parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the performance of terms and provisions of this Agreement in any court referred to in Section 6(m)(i) without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity, and (ii) the parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable or not appropriate for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach.
(n) No Ownership Interest. All rights and ownership of and relating to the PSC Shares shall remain vested in and belong to the PSC Stockholder and its Subsidiaries and its Affiliates, and the Company will not have any authority to exercise any power or authority to direct the PSC Stockholder in the voting of any PSC Shares, except as otherwise specifically provided herein.
(o) Non-Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no former, current or future equity holders, controlling persons, directors, officers, employees, agents or Affiliates of any party hereto or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, agent or Affiliate of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each party has duly executed this Agreement as of the date first written above.
EARGO, INC.

By:	/s/ William Brownie
Name: William Brownie
Title: Chief Operating Officer and Interim Chief Executive Officer
[Signature Page to Voting and Support Agreement]

PSC STOCKHOLDER:

PSC ECHO, LP

By:	PSC Echo GP, LLC, its general partner

By:	/s/ Adam Fliss
Name: Adam Fliss
Title: General Counsel
[Signature Page to Voting and Support Agreement]

Exhibit A
Stockholder	PSC Shares
PSC Echo, LP	15,821,299
[Signature Page to Voting and Support Agreement]

Annex C
Opinion of Perella Weinberg Partners LP
October 29, 2023
The Special Committee of the Board of Directors of
Eargo, Inc.
2665 North First Street, Suite 300
San Jose, CA 95134
Members of the Special Committee:
We understand that Eargo, Inc. (the “Company”), PSC Echo Parent LLC (“Parent”), and PSC Echo Merger Sub Inc., a wholly-owned subsidiary of Parent (“Merger Sub”), propose to enter into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, among other things, Merger Sub will merge (the “Merger”) with and into the Company, as a result of which the Company will become a wholly-owned subsidiary of Parent, and each share of common stock, par value $0.0001 per share (the “Company Common Stock”), of the Company issued and outstanding immediately prior to the effective time of the Merger, other than dissenting shares and shares that are held in treasury or owned by the Company, Parent, Merger Sub, PSC Echo, LP or of any PSC Echo, LP’s affiliates (such shares, the “Excluded Shares”), will be converted into the right to receive $2.55 in cash (the “Merger Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.
You have requested our opinion as to the fairness from a financial point of view to the holders of outstanding shares of Company Common Stock (other than holders of Excluded Shares) of the Merger Consideration to be received by such holders in the proposed Merger pursuant to the Merger Agreement.
For purposes of the opinion set forth herein, we have, among other things:
1.	reviewed certain publicly available financial statements and other publicly available business and financial information with respect to the Company;
2.
reviewed certain internal financial statements, analyses and forecasts (the “Company Forecasts”) and other internal financial information and operating data relating to the business of the Company, including certain assumptions regarding the Company’s ability to raise sufficient capital to operate on a standalone basis in accordance with the Company’s business plan, in each case, prepared by management of the Company and approved for our use by management of the Company;

3.
discussed the past and current business, operations, financial condition and prospects of the Company with senior management of the Company, the Special Committee of the Board of Directors of the Company, and other representatives and advisors of the Company;

4.
discussed with members of the senior management of the Company their assessment of the strategic rationale for, and the potential benefits of, the Merger, including, without limitation, such senior management’s views of the operational and financial risks and uncertainties attendant with not pursuing the Merger;

5.	compared the financial performance of the Company with that of certain publicly-traded companies which we believe to be generally relevant;
6.	reviewed the historical trading prices and trading activity for the Company Common Stock;
7.	participated in discussions among representatives of the Company and Parent and their respective advisors;
8.	reviewed a draft of the Merger Agreement dated October 29, 2023; and
9.	conducted such other financial studies, analyses and investigations, and considered such other factors, as we have deemed appropriate.
For purposes of our opinion, we have assumed and relied upon, without assuming any responsibility for independent verification, the accuracy and completeness of all of the financial, accounting, legal, tax, regulatory and other information provided to, discussed with or reviewed by us (including information that was available from public sources) and have further relied upon the assurances of management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading in any material respect. With respect to the Company Forecasts, we have been advised by management of the Company and have assumed, with your consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Company as to the future financial performance of the Company, assuming the Company would raise and have sufficient capital to operate on a standalone basis in accordance with the Company’s business plan underlying such Company Forecasts, and the other matters covered thereby and we express no view as to the reasonableness of the Company Forecasts or the assumptions on which they are based. We have not assumed any obligation to conduct, nor have we conducted, any physical inspection of the properties or facilities of the Company or any other party. In addition, we have not evaluated the solvency of any party to the Merger Agreement, or the impact of the Merger thereon, including under any applicable laws relating to bankruptcy, insolvency or similar matters.
We have assumed that the final Merger Agreement will not differ from the draft of the Merger Agreement reviewed by us in any respect material to our analysis or this opinion. We have also assumed that (i) the representations and warranties of all parties to the Merger Agreement and all other related documents and instruments that are referred to therein are true and correct in all respects material to our analysis and this opinion, (ii) each party to the Merger Agreement and such other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party in all respects material to our analysis and this opinion, and (iii) the Merger will be consummated in a timely manner in accordance with the terms set forth in the Merger Agreement, without any modification, amendment, waiver or delay that would be material to our analysis or this opinion. We have also assumed, at your direction, that (a) given the Company's current cash position and anticipated cash needs for continuing operating activities, the Company anticipates that it will exhaust its remaining cash resources sometime during the second or third quarter of fiscal year 2024 if the Company cannot obtain equity or debt financing sufficient for the continuing operations of the Company on terms acceptable to the Company prior to such time, and the Company is uncertain as to whether it will be able to obtain such a financing, and (b) absent the proposed Merger, such a financing or another strategic transaction, the Company would have no alternative other than to file for bankruptcy and/or liquidate. We have not conducted an evaluation of the recovery, if any, the holders of Company Common Stock would receive in connection with any such bankruptcy or liquidation. In addition, we have assumed that in connection with the receipt of all approvals and consents required in connection with the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that would be material to our analysis.
This opinion addresses only the fairness from a financial point of view, as of the date hereof, to the holders of Company Common Stock (other than holders of Excluded Shares) of the Merger Consideration to be received by such holders in the proposed Merger pursuant to the Merger Agreement. We have not been asked to, nor do we, offer any opinion as to any other term of the Merger Agreement or any other document contemplated by or entered into in connection with the Merger Agreement, the form or structure of the
Merger or the likely timeframe in which the Merger will be consummated. In addition, we express no opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any party to the Merger Agreement, or any class of such persons, whether relative to the Merger Consideration or otherwise. We express no opinion as to the fairness of the Merger to the holders of any other class of securities, creditors or other constituencies of the Company. Nor do we express any opinion as to any tax or other consequences that may result from the transactions contemplated by the Merger Agreement or any other related document. This opinion does not address any legal, tax, regulatory or accounting matters, as to which we understand the Company has received such advice as it deems necessary from qualified professionals.
We were not requested to, and we did not, solicit third party indications of interest in the possible acquisition of all or part of the Company, nor were we requested to consider, and our opinion does not address, the underlying business decision by the Special Committee of the Board of Directors or the Company to engage in the Merger or the relative merits of the Merger as compared with any alternative transactions or business strategies.
We have acted as financial advisor to the Special Committee of the Board of Directors of the Company with respect to the Merger and this opinion and will receive a fee for our services, a portion of which becomes payable upon delivery of this opinion and a substantial portion of which is contingent upon consummation of the Merger. In addition, the Company has agreed to reimburse us for certain expenses and indemnify us for certain liabilities that may arise out of our engagement.
Perella Weinberg Partners LP and its affiliates, including TPH&Co., the energy business of Perella Weinberg Partners, as part of their investment banking business, are regularly engaged in performing financial analyses with respect to businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and other transactions as well as for estate, corporate and other purposes. We and our affiliates also engage in securities trading and brokerage, asset management activities, equity research and other financial services. As previously disclosed to you, we and our affiliates have provided financing advisory services to the Company or its affiliates unrelated to the Merger for which we or such affiliates received compensation, including acting as financial advisor to the Company in connection with the Patient Square Capital-provided financing in 2022. Except in connection with our engagement as financial advisor to the Special Committee of the Board of Directors of the Company in connection with the Merger and as disclosed in the previous sentence, during the two-year period prior to the date hereof, no material relationship existed between Perella Weinberg Partners LP or its affiliates, on the one hand, and Patient Square Capital (“Sponsor”), Parent, the Company or any of their respective affiliates pursuant to which we or our affiliates has received or anticipates receiving compensation. We and our affiliates in the future may provide investment banking and other financial services to Sponsor, Parent and/or the Company and their respective affiliates and in the future may receive compensation for the rendering of these services. In the ordinary course of our business activities, we and our affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for our own account or the accounts of customers or clients, in (i) debt, equity or other securities (or related derivative securities) or financial instruments (including bank loans or other obligations) of the Company, Parent or any of their respective affiliates and (ii) any currency or commodity that may be material to the parties or otherwise involved in the Merger. The issuance of this opinion was approved by a fairness opinion committee of Perella Weinberg Partners LP.
This opinion and our advisory services are for the information and assistance of the Special Committee of the Board of Directors of the Company in connection with, and for the purpose of its evaluation of, the Merger. This opinion is not intended to be and does not constitute a recommendation to any holder of Company Common Stock as to how such holder should vote or otherwise act with respect to the proposed
Merger or any other matter. We express no opinion as to the prices at which the Company Common Stock will trade at any time. In addition, we express no opinion as to the fairness of the Merger to, or any consideration received in connection with the Merger by the holders of any other class of securities, creditors or other constituencies of the Company (including PSC Echo, LP). Our opinion is necessarily based on financial, economic, market, monetary and other conditions as in effect on, and the information made available to us as of, the date hereof. Subsequent developments may affect this opinion and the assumptions used in preparing it, and we do not have any obligation to update, revise, or reaffirm this opinion.
Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion that, as of the date hereof, the Merger Consideration to be received by holders of Company Common Stock (other than holders of Excluded Shares) in the Merger pursuant to the Merger Agreement is fair, from a financial point of view, to such holders.
Very truly yours,

PERELLA WEINBERG PARTNERS LP

Annex D
SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF
DELAWARE
§262 Appraisal rights
(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.
(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):
(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:
a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;
b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4) [Repealed.]
(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d) Appraisal rights shall be perfected as follows:
(1) If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or
(2) If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(3) Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.
(e) Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.
(f) Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in

Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.
(g) At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h) After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.
(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.
(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.
(k) Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.
(l) The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

PRELIMINARY COPY - SUBJECT TO COMPLETION - DATED NOVEMBER 21, 2023

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EARGO, INC.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3:

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3. The persons named in this proxy will vote in their discretion upon such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by a duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement for the Special Meeting of Stockholders is available at www.proxyvote.com.

V26070-TBD

EARGO, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS
, 2024

The stockholders hereby appoint Adam Laponis, Chief Financial Officer of the Company, and Christy La Pierre, Chief Legal Officer and Secretary of the Company, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Eargo, Inc. that the stockholders are entitled to vote at the Special Meeting of Stockholders to be held at , Pacific Time on , 2024, at www.virtualshareholdermeeting.com/EAR2024SM, and any continuation, adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. IN THEIR DISCRETION, THE NAMED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY CONTINUATION, ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE